       As filed with Securities and Exchange Commission on April 25, 2012


                                                     Registration Nos. 333-46401
                                                                       811-03713

                                   ----------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-6

Registration Statement Under the Securities Act of  1933          [_]
   Pre-Effective Amendment No.                                    [_]


   Post-Effective Amendment No. 17                               [X]

                                       and


Registration Statement Under the Investment Company Act of 1940
   Amendment No. 51                                               [X]


                        (Check appropriate box or boxes)


                   New England Variable Life Separate Account
                           (Exact Name of Registrant)
                       New England Life Insurance Company
                               (Name of Depositor)
                501 Boylston Street, Boston, Massachusetts 02117
              (Address of Depositor's Principal Executive Offices)
                   Depositor's Telephone Number: 617-578-2000

                    (Name and Address of Agent for Service):
                             Marie C. Swift, Esquire
                           Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                    Copy to:
                            Stephen E. Roth, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

                                   ----------

It is proposed that this filing will become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b)


[X]  on April 30, 2012 pursuant to paragraph (b)


[_]  60 days after filing pursuant to paragraph (a)(1)

[_]  on (date) pursuant to paragraph (a)(1) of Rule 485

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Interests in Flexible Premium Variable Life Insurance Policies.

                        ENTERPRISE EXECUTIVE ADVANTAGE
                          Flexible Premium Adjustable
                       Variable Life Insurance Policies
                                   Issued by
                             New England Variable
                           Life Separate Account of
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

   This prospectus offers individual flexible premium adjustable variable life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").


   The Policy provides premium flexibility and a death benefit. You allocate net premiums among the investment Sub-Accounts of New England Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in the shares of an Eligible Fund. The Eligible Funds are:

AMERICAN FUNDS INSURANCE SERIES(R)

American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
Equity-Income Portfolio

MET INVESTORS SERIES TRUST
BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Small Cap Growth Portfolio
Janus Forty Portfolio
Lazard Mid Cap Portfolio
Legg Mason ClearBridge Aggressive Growth Portfolio
Lord Abbett Bond Debenture Portfolio

Lord Abbett Mid Cap Value Portfolio

MetLife Aggressive Strategy Portfolio
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio


PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
RCM Technology Portfolio
SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio
T. Rowe Price Mid Cap Growth Portfolio


METROPOLITAN SERIES FUND
Baillie Gifford International Stock Portfolio

Barclays Capital Aggregate Bond Index Portfolio
BlackRock Aggressive Growth Portfolio
BlackRock Bond Income Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Legacy Large Cap Growth Portfolio
BlackRock Money Market Portfolio
Davis Venture Value Portfolio
FI Value Leaders Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio

MSCI EAFE(R) Index Portfolio

Neuberger Berman Genesis Portfolio


Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
Zenith Equity Portfolio

   The first net premium for the Policy generally is credited with net investment experience equal to that of the BlackRock Money Market Sub-Account until 15 days (less in some states) after we apply the initial premium to the Policy. Thereafter, we invest the Policy's cash value according to your instructions.

   You may also allocate net premiums to a Fixed Account in most states. Limits may apply to transfers to and from the Fixed Account.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.


                                APRIL 30, 2012

                               TABLE OF CONTENTS


                                                                      PAGE
                                                                      ----
      SUMMARY OF BENEFITS AND RISKS..................................  A-4
       Benefits of the Policy........................................  A-4
       Risks of the Policy...........................................  A-5
       Risks of the Eligible Funds...................................  A-7
      FEE TABLES.....................................................  A-7
       Transaction Fees..............................................  A-7
       Periodic Charges Other Than Eligible Fund Operating Expenses..  A-8
       Annual Eligible Fund Operating Expenses.......................  A-9
      HOW THE POLICY WORKS........................................... A-13
      THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS....... A-14
       The Company................................................... A-14
       The Variable Account.......................................... A-14
       The Eligible Funds............................................ A-14
       Share Classes of the Eligible Funds........................... A-18
       Certain Payments We Receive with Regard to the Eligible Funds. A-18
       Selection of the Eligible Funds............................... A-19
       Voting Rights................................................. A-19
       Rights Reserved by NELICO..................................... A-19
      THE POLICIES................................................... A-20
       Purchasing a Policy........................................... A-20
       Replacing Existing Insurance.................................. A-20
       Policy Owner and Beneficiary.................................. A-21
       Conversion Rights............................................. A-21
       Substitution of Insured Person................................ A-22
      PREMIUMS....................................................... A-22
       Flexible Premiums............................................. A-22
       Amount Provided for Investment under the Policy............... A-23
       Right to Return the Policy.................................... A-24
       Allocation of Net Premiums.................................... A-24
      COMMUNICATIONS AND PAYMENTS.................................... A-25
       Payment of Proceeds........................................... A-26
      CASH VALUE..................................................... A-27
      DEATH BENEFITS................................................. A-28
       Death Proceeds Payable........................................ A-29
       Change in Death Benefit Option................................ A-30
       Increase in Face Amount....................................... A-31
       Reduction in Face Amount...................................... A-31
      SURRENDERS AND PARTIAL SURRENDERS.............................. A-32
       Surrender..................................................... A-32
       Partial Surrender............................................. A-32
      TRANSFERS...................................................... A-33
       Transfer Option............................................... A-33
       Dollar Cost Averaging/ Asset Rebalancing...................... A-35

                                                                                  PAGE
                                                                                  ----
LOANS............................................................................ A-35
LAPSE AND REINSTATEMENT.......................................................... A-37
 Lapse........................................................................... A-37
 Reinstatement................................................................... A-37
ADDITIONAL BENEFITS BY RIDER..................................................... A-37
THE FIXED ACCOUNT................................................................ A-38
 General Description............................................................. A-39
 Values and Benefits............................................................. A-39
 Policy Transactions............................................................. A-39
CHARGES.......................................................................... A-40
 Deductions from Premiums........................................................ A-40
 Deductions from Cash Value...................................................... A-41
 Transfer Charge................................................................. A-43
 Loan Interest Spread............................................................ A-44
 Charges Against the Eligible Funds and the Sub-Accounts of the Variable Account. A-44
TAX CONSIDERATIONS............................................................... A-44
 Introduction.................................................................... A-44
 Tax Status of the Policy........................................................ A-44
 Tax Treatment of Policy Benefits................................................ A-45
 NELICO's Income Taxes........................................................... A-49
DISTRIBUTION OF THE POLICIES..................................................... A-49
LEGAL PROCEEDINGS................................................................ A-52
RESTRICTIONS ON FINANCIAL TRANSACTIONS........................................... A-52
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................... A-52
FINANCIAL STATEMENTS............................................................. A-52
GLOSSARY......................................................................... A-53
APPENDIX A: CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST.............. A-54
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES...................... A-57

                         SUMMARY OF BENEFITS AND RISKS

   This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

   DEATH PROCEEDS. The Policies are designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death, plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

   CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options. The first option provides a level death benefit that is equal to the Policy's face amount. The second option provides a variable death benefit that is equal to the Policy's face amount plus the Policy's cash value. The third option provides a death benefit that is equal to the face amount plus premiums paid, less all partial surrenders. The death benefit under all three options could increase to satisfy tax law requirements if the cash value reaches certain levels.

   After the first Policy year, you may change your death benefit option. A change in death benefit option may have tax consequences.

   PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You can change your payment schedule at any time, you can skip premium payments or make additional payments. We can limit or prohibit payments in some situations, including cases where the insured is in a substandard risk class.

   RIGHT TO RETURN THE POLICY. During the first ten days (more in some states) following your receipt of the Policy, you have the right to return the Policy to us. Depending on state law, we will refund either the cash value of the Policy, plus any sales and premium tax charges that we deducted from the premiums you paid, or the premiums you paid.


   INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of fifty-four investment sub-accounts in the Variable Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds, and a money market fund. In all states except Texas you may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future net premiums at any time.


   PARTIAL SURRENDERS. You may withdraw up to 90% of your Policy's net cash value through partial surrenders. Net cash value equals the Policy's cash value reduced by any outstanding Policy loan and accrued loan interest. We reserve the right to limit the amount of partial surrenders in any year to 20% of the Policy's net cash value on the date of the first partial surrender in that year, or if less, the Policy's available loan value. Partial surrenders may have tax consequences.

   TRANSFERS OF CASH VALUE. You may transfer your Policy's cash value among the sub-accounts or between the sub-accounts and the Fixed Account, although special limits apply to transfers from the Fixed Account. We reserve the right to limit transfers to four per Policy year (12 per year in New York) and to impose a processing charge of $25 for transfers in excess of 12 per Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer the following automated transfer privileges:

  . DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's cash value from any one sub-account to one or more other sub-accounts and/or the Fixed Account on a periodic basis.

  . ASSET REBALANCING. Under the asset rebalancing program, we automatically reallocate your Policy's cash value among the sub-accounts periodically to return the allocation to the percentages you specify.

   LOANS. You may borrow from the cash value of your Policy. The maximum amount you may borrow is an amount equal to 90% (or more if required by state law) of the cash value of the Policy. We charge you a maximum annual interest rate of 4.75% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in our general account as security for the loan. Loans may have tax consequences.

   SURRENDERS. You may surrender the Policy for its net cash value at any time while the insured is living. Net cash value equals the cash value reduced by any Policy loan and accrued loan interest. A surrender may have tax consequences.

   If you surrender the Policy within the first two Policy years, in most states we will refund to you the total sales charges we deducted on premiums paid in the first Policy year. In states where available, if you elect the Enhanced Surrender Value Rider and you surrender the Policy during the first seven Policy years, we will refund instead all or a portion of the sales and premium tax charges we deducted on premiums paid up to the time of surrender, and in addition, if you surrender in the first three Policy years, a portion of the current year's cost of insurance charges.


   TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the cash value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial surrenders should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Always confirm in advance the tax consequences of a particular withdrawal with a qualified tax adviser. Death benefits paid to your beneficiary should generally be free of Federal income tax. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.


   CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy, or a portion of it, to fixed benefit coverage by electing to transfer all or part of your cash value, and to allocate all or a portion of future premiums, to the Fixed Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to EXCHANGE the Policy for a fixed benefit life insurance policy.

   SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide additional insurance benefits under the Policy, such as the Adjustable Term Insurance Rider, which provides an additional death benefit payable on the death of the insured. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

   PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

   INVESTMENT RISK. If you invest your Policy's cash value in one or more sub-accounts, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

   SURRENDER AND PARTIAL SURRENDER RISKS. The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future.

   RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the sub-accounts is poor. If your net cash value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your net cash value, however, your Policy generally will not lapse during the first three Policy years if you pay certain required premium amounts. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

   TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard or guaranteed issue basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

   Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change, or due to a reduction in your death benefit. If your Policy becomes a MEC, surrenders, partial surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.


   If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Additionally, the tax consequences of loans that are outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


   See "Tax Considerations." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

   LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the sub-accounts and/or the Fixed Account as collateral, and hold it in our general account. This loan collateral does not participate in the investment experience of the sub-accounts or receive any higher current interest rate that may be credited to the Fixed Account.

   We also reduce the amount we pay on the death of the insured by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the net cash value to zero.

   If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial surrenders you have made exceed the premiums you have paid. Since loans and partial surrenders reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

   LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Transfers from the Fixed Account are only allowed once per Policy year and may only be requested within 30 days after the Policy Anniversary. Except with our consent, the maximum amount you may transfer from the Fixed Account in any Policy year is the greater of 25% of the cash value in the Fixed Account on the transfer date and the amount of cash value transferred from the Fixed Account in the preceding Policy year. We are not currently restricting the timing of, or imposing the maximum limit on, transfers from the Fixed Account, but we reserve the right to do so. It is important to note that if we impose the maximum limit on transfers and withdrawals from the Fixed Account, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon.


   TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE ELIGIBLE FUNDS

   A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the prospectuses for the Eligible Funds, which you can obtain by calling 1-888-458-2654. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

   The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

   If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

CHARGE                      WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
----------------------------------------------------------------------------------------------------------
Sales Charge Imposed on    On payment of premium      8% of premiums paid up    8% of premiums paid
Premiums                                              to the Target Premium
                                                      (3% in Policy years 8+),
                                                      1% of premiums paid in
                                                      excess of the Target
                                                      Premium/1/
----------------------------------------------------------------------------------------------------------
Premium Tax Imposed on     On payment of premium      2% of premiums paid       2% of premiums paid
Premiums
----------------------------------------------------------------------------------------------------------
Transfer Charge            On transfer of cash value  Not currently charged     $25 for each transfer in
                           between Sub-Accounts                                 excess of 12 per Policy
                           and to the Fixed Account                             year
----------------------------------------------------------------------------------------------------------

--------
/1/ The Target Premium varies by issue age, sex, underwriting class and face amount. The Target Premium for your Policy is shown on your personalized illustration.

   The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES


CHARGE                       WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
-------------------------------------------------------------------------------------------------------------
Cost of Insurance/1/

  MINIMUM AND MAXIMUM       Monthly                    $.02 to $500.00 per         $.04 to $500.00 per
  CHARGE                                               $1,000 of net amount        $1,000 of net amount
                                                       at risk/2/                  at risk/2,3/

  Charge in first Policy    Monthly                    $.15 per $1,000 of net      $.30 per $1,000 of net
  year for unisex, age                                 amount at risk              amount at risk
  50, preferred nonsmoker
  underwriting class with
  a base Policy face
  amount of $1,000,000
-------------------------------------------------------------------------------------------------------------

Policy Fee                  Monthly                    $5.50                       $10.00
-------------------------------------------------------------------------------------------------------------

Mortality and Expense       Monthly                    .75% in Policy years 1-15   .75% in all Policy years
Risk Charge (annual rate                               .50% in Policy years 16-20
imposed on cash value)/4/                              .10% in Policy years 21+
-------------------------------------------------------------------------------------------------------------

Face Amount                 Monthly for the first 12   $.80 per $1,000 of face     $.80 per $1,000 of face
Increase Charge             months following the face  amount increase (not to     amount increase (not to
                            amount increase            exceed $25)                 exceed $25)
-------------------------------------------------------------------------------------------------------------

Loan Interest Spread/5/     Annually (or on loan       .75% of loan collateral     .75% of loan collateral
                            termination, if earlier)
-------------------------------------------------------------------------------------------------------------

--------
/1   /The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.
/2/ The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's cash value.
/3/ For Policies issued before January 1, 2009, the maximum cost of insurance charge ranges from $.09 to $500.00 per $1,000 of net amount at risk.
/4/  We are currently waiving the following amount of the Mortality and Expense
     Charge: 0.08% for the Sub-account investing in the BlackRock Large Cap Core Portfolio and an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the Sub-account investing in the MFS Research International Portfolio (Class A).
/5/ We charge interest on Policy loans at an effective rate of 4.75% per year. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 4% per year. The loan interest spread is the difference between these interest rates. The current loan interest spread is .75% in Policy years 1-10, .25% in Policy years 11-20 and .00% thereafter.

   CHARGES FOR OPTIONAL FEATURES (RIDERS):


CHARGE                       WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
------------------------------------------------------------------------------------------------------------
Adjustable Term Insurance
Rider/1/

  MINIMUM AND MAXIMUM       Monthly                    $.02 to $500.00 per        $.04 to $500.00 per
  CHARGE                                               $1,000 of net amount at    $1,000 of net amount at
                                                       risk/2/                    risk/2,3/

  CHARGE IN FIRST POLICY    Monthly                    $.07 per $1,000 of net     $.30 per $1,000 of net
  YEAR FOR UNISEX, AGE                                 amount at risk             amount at risk
  50, PREFERRED NONSMOKER
  UNDERWRITING CLASS WITH
  A BASE POLICY FACE
  AMOUNT OF $650,000
------------------------------------------------------------------------------------------------------------

Enhanced Surrender Value    On payment of premium (in  .25% of premium paid       .25% of premium paid
Rider                       first five Policy years)
------------------------------------------------------------------------------------------------------------
Waiver of Monthly
Deduction Rider/1/

  MINIMUM AND MAXIMUM       Monthly                    $1.08 to $67.77 per $100   $1.08 to $67.77 per $100
  CHARGE                                               of Monthly Deduction       of Monthly Deduction

  CHARGE IN FIRST POLICY    Monthly                    $5.71 per $100 of Monthly  $5.71 per $100 of Monthly
  YEAR FOR UNISEX, AGE                                 Deduction                  Deduction
  50, PREFERRED NONSMOKER
  UNDERWRITING CLASS
------------------------------------------------------------------------------------------------------------

--------
/1/ This charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the charges that would apply for a particular insured by contacting your registered representative.
/2/ The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's cash value.
/3/ For Policies issued before January 1, 2009, the maximum Adjustable Term Insurance Rider charge ranges from $.09 to $500.00 per $1,000 of net amount at risk.

ANNUAL ELIGIBLE FUND OPERATING EXPENSES


   The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2011. Expenses of the Eligible Funds may be higher or lower in the future. Certain Eligible Funds may impose a redemption fee in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                                               MINIMUM MAXIMUM
                                                                               ------- -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets, including management
  fees, distribution (12b-1) fees and other expenses).........................  0.27%   1.05%

   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2011, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)




                                                  DISTRIBUTION            ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                                     AND/OR               FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                                      MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
ELIGIBLE FUND                            FEE          FEES       EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT  EXPENSES
-------------                         ---------- --------------- -------- --------- --------- --------------- ---------
AMERICAN FUNDS INSURANCE
  SERIES(R)--CLASS 2
American Funds Bond Fund.............    0.36%        0.25%        0.02%      --      0.63%          --         0.63%
American Funds Global Small
  Capitalization Fund................    0.70%        0.25%        0.04%      --      0.99%          --         0.99%
American Funds Growth Fund...........    0.32%        0.25%        0.02%      --      0.59%          --         0.59%
American Funds Growth-Income
  Fund...............................    0.27%        0.25%        0.01%      --      0.53%          --         0.53%

FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS--INITIAL CLASS
Equity-Income Portfolio..............    0.46%          --         0.10%      --      0.56%          --         0.56%

MET INVESTORS SERIES TRUST--CLASS A
BlackRock Large Cap Core Portfolio...    0.59%          --         0.05%    0.01%     0.65%        0.01%        0.64%
Clarion Global Real Estate Portfolio.    0.61%          --         0.06%      --      0.67%          --         0.67%
Harris Oakmark International
  Portfolio..........................    0.77%          --         0.08%      --      0.85%        0.02%        0.83%
Invesco Small Cap Growth Portfolio...    0.85%          --         0.03%      --      0.88%        0.02%        0.86%
Janus Forty Portfolio................    0.63%          --         0.03%      --      0.66%        0.01%        0.65%
Lazard Mid Cap Portfolio.............    0.69%          --         0.06%      --      0.75%          --         0.75%
Legg Mason ClearBridge Aggressive
  Growth Portfolio...................    0.62%          --         0.03%      --      0.65%          --         0.65%
Lord Abbett Bond Debenture
  Portfolio..........................    0.50%          --         0.04%      --      0.54%          --         0.54%
Lord Abbett Mid Cap Value Portfolio..    0.67%          --         0.06%      --      0.73%        0.02%        0.71%
MetLife Aggressive Strategy
  Portfolio..........................    0.09%          --         0.01%    0.75%     0.85%        0.00%        0.85%
MFS(R) Research International
  Portfolio..........................    0.68%          --         0.09%      --      0.77%        0.06%        0.71%
Morgan Stanley Mid Cap Growth
  Portfolio..........................    0.65%          --         0.07%      --      0.72%        0.01%        0.71%
PIMCO Inflation Protected Bond
  Portfolio..........................    0.47%          --         0.04%      --      0.51%          --         0.51%
PIMCO Total Return Portfolio.........    0.48%          --         0.03%      --      0.51%          --         0.51%
RCM Technology Portfolio.............    0.88%          --         0.07%      --      0.95%          --         0.95%
SSgA Growth and Income ETF
  Portfolio..........................    0.31%          --         0.01%    0.21%     0.53%          --         0.53%
SSgA Growth ETF Portfolio............    0.32%          --         0.03%    0.24%     0.59%          --         0.59%
T. Rowe Price Mid Cap Growth
  Portfolio..........................    0.75%          --         0.03%      --      0.78%          --         0.78%

                                                   DISTRIBUTION            ACQUIRED    TOTAL   CONTRACTUAL FEE NET TOTAL
                                                      AND/OR               FUND FEES  ANNUAL    WAIVER AND/OR   ANNUAL
                                       MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING     EXPENSE     OPERATING
ELIGIBLE FUND                             FEE          FEES       EXPENSES EXPENSES  EXPENSES   REIMBURSEMENT  EXPENSES
-------------                          ---------- --------------- -------- --------- --------- --------------- ---------
METROPOLITAN SERIES FUND--CLASS A
Baillie Gifford International Stock
  Portfolio...........................    0.83%         --          0.12%      --      0.95%        0.10%        0.85%
Barclays Capital Aggregate Bond Index
  Portfolio...........................    0.25%         --          0.03%      --      0.28%        0.01%        0.27%
BlackRock Aggressive Growth
  Portfolio...........................    0.73%         --          0.04%      --      0.77%          --         0.77%
BlackRock Bond Income Portfolio.......    0.34%         --          0.03%      --      0.37%        0.01%        0.36%
BlackRock Diversified Portfolio.......    0.46%         --          0.05%      --      0.51%          --         0.51%
BlackRock Large Cap Value
  Portfolio...........................    0.63%         --          0.03%      --      0.66%        0.03%        0.63%
BlackRock Legacy Large Cap Growth
  Portfolio...........................    0.71%         --          0.02%      --      0.73%        0.01%        0.72%
BlackRock Money Market Portfolio......    0.33%         --          0.02%      --      0.35%        0.01%        0.34%
Davis Venture Value Portfolio.........    0.70%         --          0.03%      --      0.73%        0.05%        0.68%
FI Value Leaders Portfolio............    0.67%         --          0.07%      --      0.74%          --         0.74%
Jennison Growth Portfolio.............    0.62%         --          0.02%      --      0.64%        0.07%        0.57%
Loomis Sayles Small Cap Core
  Portfolio...........................    0.90%         --          0.06%    0.09%     1.05%        0.08%        0.97%
Loomis Sayles Small Cap Growth
  Portfolio...........................    0.90%         --          0.06%      --      0.96%        0.08%        0.88%
Met/Artisan Mid Cap Value Portfolio...    0.81%         --          0.03%      --      0.84%          --         0.84%
MetLife Conservative Allocation
  Portfolio...........................    0.09%         --          0.02%    0.53%     0.64%        0.01%        0.63%
MetLife Conservative to Moderate
  Allocation Portfolio................    0.07%         --          0.01%    0.58%     0.66%        0.00%        0.66%
MetLife Mid Cap Stock Index
  Portfolio...........................    0.25%         --          0.05%    0.02%     0.32%        0.00%        0.32%
MetLife Moderate Allocation
  Portfolio...........................    0.06%         --            --     0.64%     0.70%        0.00%        0.70%
MetLife Moderate to Aggressive
  Allocation Portfolio................    0.06%         --          0.01%    0.69%     0.76%        0.00%        0.76%
MetLife Stock Index Portfolio.........    0.25%         --          0.02%      --      0.27%        0.01%        0.26%
MFS(R) Total Return Portfolio.........    0.54%         --          0.05%      --      0.59%          --         0.59%
MFS(R) Value Portfolio................    0.70%         --          0.03%      --      0.73%        0.13%        0.60%
MSCI EAFE(R) Index Portfolio..........    0.30%         --          0.11%    0.01%     0.42%        0.00%        0.42%
Neuberger Berman Genesis
  Portfolio...........................    0.82%         --          0.04%      --      0.86%        0.01%        0.85%
Oppenheimer Global Equity
  Portfolio...........................    0.52%         --          0.10%      --      0.62%          --         0.62%
Russell 2000(R) Index Portfolio.......    0.25%         --          0.06%    0.08%     0.39%        0.00%        0.39%
T. Rowe Price Large Cap Growth
  Portfolio...........................    0.60%         --          0.04%      --      0.64%        0.01%        0.63%
T. Rowe Price Small Cap Growth
  Portfolio...........................    0.49%         --          0.06%      --      0.55%          --         0.55%
Western Asset Management Strategic
  Bond Opportunities Portfolio........    0.61%         --          0.06%      --      0.67%        0.04%        0.63%
Western Asset Management U.S.
  Government Portfolio................    0.47%         --          0.02%      --      0.49%        0.01%        0.48%
Zenith Equity Portfolio...............      --          --          0.02%    0.67%     0.69%          --         0.69%

The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Eligible Funds have agreed to waive fees and/or pay expenses of the Eligible Funds until at least April 30, 2013. In the table, "0.00%" in the Contractual Fee Waiver and/or Expense Reimbursement column indicates that there is a contractual arrangement in effect for that Portfolio, but the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. The Net Total Annual Operating Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Eligible Funds provided the information on their expenses, and we have not independently verified the information.

Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" invests substantially all of its assets in other Eligible Funds. Because the Portfolio invests in other underlying Eligible Funds, the Portfolio will bear its pro rata portion of the operating expenses of the underlying Eligible Funds in which it invests, including the management fee. See the underlying fund prospectus for more information.

   FIDELITY(R) VARIABLE INSURANCE PRODUCTS AND THE AMERICAN FUNDS INSURANCE SERIES(R) ARE NOT AFFILIATED WITH NELICO.


   FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE POLICIES, SEE "DISTRIBUTION OF THE POLICIES."

                                  [FLOW CHART]

HOW THE POLICY WORKS

PREMIUM PAYMENTS
.. Flexible
.. Planned premium options
.. Minimum premium (in first three Policy years)

CHARGES FROM PREMIUM PAYMENTS
.. Sales Load: Currently, 8% on amount paid up to Target Premium in first seven
  Policy years and 3% thereafter, 1% on amount paid above Target Premium in all years. (Guaranteed not to exceed 8% of any premium paid in any year.) We refund the sales load deducted from premiums paid in the first Policy year if you surrender for cash in the first two Policy years (in most states).
.. State Premium Tax Charge: 2%
.. Enhanced Surrender Value Rider (if selected): .25% of premiums paid in first five Policy years

LOANS
.. Beginning 15 days after mailing of initial premium confirmation, you may borrow a portion of your cash value
.. Loan interest charge is 4.75%. We transfer loaned funds out of the Eligible
  Funds into the General Account where they are credited with not less than 4.0% interest. (Currently NELICO intends to credit 4.50% interest after 10 Policy years and 4.75% in Policy year 21 and thereafter.)

RETIREMENT BENEFITS
.. Fixed settlement options are available for policy proceeds

CASH VALUES
.. Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (in some states after an initial period during which net investment experience equal to that of the BlackRock Money Market
  Sub-Account may be credited)
.. The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
.. The cash value invested in mutual funds is not guaranteed
.. Any earnings accumulate free of any current income taxes

.. You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the Fixed Account), once we mail the initial premium confirmation (in some states, 15 days after that). Currently we do not limit the number of sub-account transfers you can make in a Policy year (subject to restrictions we impose on "market-timing" transfers)

.. Transfers to or from the Fixed Account are currently not limited as to timing, frequency or amount
.. You may allocate cash value among as many accounts as you choose. You must allocate whole percentages

DEATH BENEFIT
.. Three Death Benefit Options
.. Income tax free to named beneficiary
.. Death benefit will not be less than that required by federal tax law, using tax law test you select (guideline premium or cash value accumulation)
.. If you add term insurance coverage, you elect whether to include it in the calculation of the Option 1, Option 2 or Option 3 death benefit
.. You may increase the face amount, subject to any necessary underwriting and a monthly charge of $0.80 per $1,000 of increase (not to exceed $25) for 12 months, if the increase is underwritten

DAILY DEDUCTIONS FROM ASSETS IN THE VARIABLE ACCOUNT
.. Investment advisory fees and other expenses are deducted from the Eligible
  Fund values daily

BEGINNING OF MONTH CHARGES
.. The cost of insurance charge (reflecting any substandard risk or guaranteed issue rating)
.. Any Rider Charges
.. Policy Fee: $5.50 (not to exceed $10.00) per month
.. Mortality and expense risk charge of .75% of cash value, reduced to .50% in Policy year 16 and to .10% after the 20th Policy year (guaranteed not to exceed .75% in all years)

LIVING BENEFITS
.. If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits
.. You may surrender the Policy at any time for its net cash value
.. Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender
.. Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
.. Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

                       THE COMPANY, THE VARIABLE ACCOUNT
                            AND THE ELIGIBLE FUNDS

THE COMPANY

   New England Life Insurance Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at 200 Park Avenue, New York, New York 10166. NELICO is licensed to sell life insurance in all states and the District of Columbia. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116. We are obligated to pay all benefits under the Policies.

THE VARIABLE ACCOUNT

   The New England Variable Life Separate Account is the funding vehicle for the Policies and other NELICO variable life insurance policies. Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Variable Account. We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Variable Account. The amount of the death benefit that exceeds the Policy's cash value in the Variable Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of NELICO. NELICO is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.

THE ELIGIBLE FUNDS


   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, the Met Investors Series Trust, the Fidelity Variable Insurance Products and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.


   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:

AMERICAN FUNDS INSURANCE SERIES(R)
                                      ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY

ELIGIBLE FUND                 SUB-ADVISER              INVESTMENT OBJECTIVE
-------------                 -----------              --------------------
American Funds Bond Fund         N/A       As high a level of current income as is
                                           consistent with the preservation of capital.

American Funds Global Small      N/A       Long-term growth of capital.
Capitalization Fund

American Funds Growth Fund       N/A       Growth of capital.

American Funds Growth-Income     N/A       Long-term growth of capital and income.
Fund

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
                                                               ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

ELIGIBLE FUND                                 SUB-ADVISER                     INVESTMENT OBJECTIVE
-------------                                 -----------                      --------------------
Equity-Income Portfolio               FMR Co., Inc.                Reasonable income. The fund will also
                                                                   consider the potential for capital
                                                                   appreciation. The fund's goal is to achieve
                                                                   a yield which exceeds the composite yield
                                                                   on the securities comprising the
                                                                   S&P 500(R) Index.

MET INVESTORS SERIES TRUST                                                      ADVISER: METLIFE ADVISERS, LLC

BlackRock Large Cap Core Portfolio    BlackRock Advisors, LLC      Long-term capital growth.

Clarion Global Real Estate Portfolio  CBRE Clarion Securities LLC  Total return through investment in real
                                      (formerly ING Real Estate    estate securities, emphasizing both capital
                                      Securities LLC)              appreciation and current income.

Harris Oakmark International          Harris Associates L.P.       Long-term capital appreciation.
Portfolio

Invesco Small Cap Growth Portfolio    Invesco Advisers, Inc.       Long-term growth of capital.


Janus Forty Portfolio                 Janus Capital Management     Capital appreciation.
                                      LLC

Lazard Mid Cap Portfolio              Lazard Asset Management      Long-term growth of capital.
                                      LLC

Legg Mason ClearBridge Aggressive     ClearBridge Advisors, LLC    Capital appreciation.
Growth Portfolio

Lord Abbett Bond Debenture            Lord, Abbett & Co. LLC       High current income and the opportunity
Portfolio                                                          for capital appreciation to produce a high
                                                                   total return.

Lord Abbett Mid Cap Value Portfolio   Lord, Abbett & Co. LLC       Capital appreciation through investments,
                                                                   primarily in equity securities, which are
                                                                   believed to be undervalued in the
                                                                   marketplace.

MetLife Aggressive Strategy           N/A                          Growth of capital.
Portfolio

MFS(R) Research International         Massachusetts Financial      Capital appreciation.
Portfolio                             Services Company

Morgan Stanley Mid Cap Growth         Morgan Stanley Investment    Capital appreciation.
Portfolio                             Management Inc.

PIMCO Inflation Protected Bond        Pacific Investment           Maximum real return, consistent with
Portfolio                             Management Company LLC       preservation of capital and prudent
                                                                   investment management.

PIMCO Total Return Portfolio          Pacific Investment           Maximum total return, consistent with the
                                      Management Company LLC       preservation of capital and prudent
                                                                   investment management.

RCM Technology Portfolio              RCM Capital Management LLC   Capital appreciation; no consideration is
                                                                   given to income.

ELIGIBLE FUND                                  SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                                   -----------                        --------------------
SSgA Growth and Income ETF           SSgA Funds Management, Inc.       Growth of capital and income.
Portfolio

SSgA Growth ETF Portfolio            SSgA Funds Management, Inc.       Growth of capital.

T. Rowe Price Mid Cap Growth         T. Rowe Price Associates, Inc.    Long-term growth of capital.
Portfolio

METROPOLITAN SERIES FUND                                                            ADVISER: METLIFE ADVISERS, LLC

Baillie Gifford International Stock  Baillie Gifford Overseas          Long-term growth of capital.
Portfolio (formerly Artio            Limited/1/
International Stock Portfolio)

Barclays Capital Aggregate Bond      MetLife Investment Advisors       To track the performance of the Barclays
Index Portfolio                      Company, LLC                      U.S. Aggregate Bond Index.

BlackRock Aggressive Growth          BlackRock Advisors, LLC           Maximum capital appreciation.
Portfolio

BlackRock Bond Income Portfolio      BlackRock Advisors, LLC           A competitive total return primarily from
                                                                       investing in fixed-income securities.

BlackRock Diversified Portfolio      BlackRock Advisors, LLC           High total return while attempting to limit
                                                                       investment risk and preserve capital.

BlackRock Large Cap Value Portfolio  BlackRock Advisors, LLC           Long-term growth of capital.

BlackRock Legacy Large Cap           BlackRock Advisors, LLC           Long-term growth of capital.
Growth Portfolio

BlackRock Money Market Portfolio/2/  BlackRock Advisors, LLC           A high level of current income consistent
                                                                       with preservation of capital.

Davis Venture Value Portfolio        Davis Selected Advisers, L.P./3/  Growth of capital.

FI Value Leaders Portfolio           Pyramis Global Advisors, LLC      Long-term growth of capital.

Jennison Growth Portfolio            Jennison Associates LLC           Long-term growth of capital.

Loomis Sayles Small Cap Core         Loomis, Sayles & Company,         Long-term capital growth from
Portfolio                            L.P.                              investments in common stocks or other
                                                                       equity securities.

Loomis Sayles Small Cap Growth       Loomis, Sayles & Company,         Long-term capital growth.
Portfolio                            L.P.

Met/Artisan Mid Cap Value Portfolio  Artisan Partners Limited          Long-term capital growth.
                                     Partnership

MetLife Conservative Allocation      N/A                               A high level of current income, with
Portfolio                                                              growth of capital as a secondary objective.

MetLife Conservative to Moderate     N/A                               A high total return in the form of income
Allocation Portfolio                                                   and growth of capital, with a greater
                                                                       emphasis on income.

MetLife Mid Cap Stock Index          MetLife Investment Advisors       To track the performance of the Standard
Portfolio                            Company, LLC                      & Poor's MidCap 400(R) Composite Stock
                                                                       Price Index.

ELIGIBLE FUND                                 SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                                  -----------                       --------------------
MetLife Moderate Allocation          N/A                             A balance between a high level of current
Portfolio                                                            income and growth of capital, with a
                                                                     greater emphasis on growth of capital.

MetLife Moderate to Aggressive       N/A                             Growth of capital.
Allocation Portfolio

MetLife Stock Index Portfolio        MetLife Investment Advisors     To track the performance of the Standard
                                     Company, LLC                    & Poor's 500(R) Composite Stock Price
                                                                     Index.

MFS(R) Total Return Portfolio        Massachusetts Financial         Favorable total return through investment
                                     Services Company                in a diversified portfolio.

MFS(R) Value Portfolio               Massachusetts Financial         Capital appreciation.
                                     Services Company

MSCI EAFE(R) Index Portfolio         MetLife Investment Advisors     To track the performance of the MSCI
(formerly Morgan Stanley EAFE(R)     Company, LLC                    EAFE(R) Index.
Index Portfolio)

Neuberger Berman Genesis             Neuberger Berman                High total return, consisting principally of
Portfolio                            Management LLC                  capital appreciation.

Oppenheimer Global Equity Portfolio  OppenheimerFunds, Inc.          Capital appreciation.

Russell 2000(R) Index Portfolio      MetLife Investment Advisors     To track the performance of the
                                     Company, LLC                    Russell 2000(R) Index.

T. Rowe Price Large Cap Growth       T. Rowe Price Associates, Inc.  Long-term growth of capital and,
Portfolio                                                            secondarily, dividend income.

T. Rowe Price Small Cap Growth       T. Rowe Price Associates, Inc.  Long-term capital growth.
Portfolio

Western Asset Management             Western Asset Management        To maximize total return consistent with
Strategic Bond Opportunities         Company                         preservation of capital.
Portfolio

Western Asset Management U.S.        Western Asset Management        To maximize total return consistent with
Government Portfolio                 Company                         preservation of capital and maintenance of
                                                                     liquidity.

Zenith Equity Portfolio/4/           N/A                             Long-term capital appreciation.

--------

/1/ Prior to February 1, 2012, Artio Global Management LLC was the subadviser to the Eligible Fund.
/2/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
/3/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.
/4/ The Zenith Equity Portfolio is a fund of funds that invests equally in three Portfolios: the FI Value Leaders Portfolio and the Jennison Growth Portfolio of the Metropolitan Series Fund, and the Pioneer Fund Portfolio of the Met Investors Series Trust. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.

FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-888-458-2654.

   The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS


   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund and Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

   An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Policy Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

   Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

   We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser. (See "Fee Table--Eligible Funds Fees and Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the adviser to the subadvisers.)

   Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "Fee Table--Eligible Fund Fees and Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

SELECTION OF THE ELIGIBLE FUNDS

   We select the Eligible Funds offered through this Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Eligible Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new Premiums and/or transfers of cash value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms. These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of cash value to such Eligible Funds.

   We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.

VOTING RIGHTS

   We own the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

   We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Sub-Account for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

   We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY NELICO

   We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions if the securities laws change. We also reserve the right in our discretion: (1) to add Sub-Accounts; (2) to combine Sub-Accounts; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Sub-Account to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Variable Account under the Investment Company Act of 1940; (7) to combine it with other Variable Accounts; and (8) to transfer assets supporting the Policies from one Sub-Account to another or from the Variable Account to other Variable Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments. If automatic allocations (such as dollar cost averaging or asset rebalancing) are being made to a Sub-Account that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Sub-Account will be allocated to the Black Rock Money Market Sub-Account.

   We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                 THE POLICIES

PURCHASING A POLICY

   To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office in Somerset, New Jersey. (See "Communications and Payments".)

   Each Policy is part of a "case," which is a group of one or more Policies linked by a factor such as a common employer of the insureds. We decide what Policies constitute a case. Policies in a case usually have a common Policy Owner (for example, the employer of the insureds). In addition, the total annual premium payment payable on the Policy or Policies included in the case must be at least $100,000.

   The Policies are available for insureds from the age of 20 to 80 on an underwritten basis and from the age of 20 to 70 on a guaranteed issue basis. We issue guaranteed issue Policies based on very limited underwriting information. (Guaranteed issue Policies may not be available in New Jersey.) All persons must meet our underwriting and other requirements. The minimum face amount available at issue is $50,000, unless we consent to a lower amount. We allow you to include Adjustable Term Insurance Rider coverage to meet our minimum face amount requirements, but you must have at least $10,000 of base Policy face amount. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"), except with our consent. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.

   We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

   We or an affiliate may offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your Sub-Account performance and cash values. To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.

REPLACING EXISTING INSURANCE

   It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

   The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

   The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

   A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Communications and Payments".)

   You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

CONVERSION RIGHTS

   GENERAL 24 MONTH RIGHT. Generally, during the first 24 months after the Policy's issue date, and during the first 24 months after the date of an increase in face amount, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

   You may exercise this privilege only once within 24 months after issue, and only once within 24 months after each increase in face amount. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

   The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Month Right, you may allocate to the Fixed Account only (i) the Policy's cash value before any face amount increase plus the portion of future premiums attributable to the Policy's face amount before any increase, if you exercise the right during the first 24 months after issue, or
(ii) the portion of the Policy's cash value and future premiums attributable to the face amount increase, if you exercise the right within 24 months after a face amount increase. After exercising the 24 Month

Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your most recent exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your most recent exercise of the 24 Month Right.

   FOR POLICIES ISSUED IN MARYLAND, NEW JERSEY, NEW YORK AND
CONNECTICUT. Under Policies issued in Maryland, New Jersey, New York and Connecticut, you can exchange the initial face amount of your Policy, and any increase in face amount of your Policy, for a fixed benefit whole life or endowment life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date or, if you are exchanging an increase in face amount, within 24 months after the date of the increase. If you exercise this option, you will have to make up any investment loss you had under your Policy.

   We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. For the exchange of the initial face amount of the variable life policy, the new policy will have the same issue age, underwriting class and policy date as the variable life policy had. For the exchange of an increase in face amount, the new policy will have the same issue age and underwriting class of the insured as on the date of the increase, and a policy date equal to the effective date of the increase. We will attach any riders to the original Policy to the new policy if they are available.

   Contact our Designated Office (see "Communications and Payments") or your registered representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

   FOR POLICIES ISSUED IN NEW YORK AND FLORIDA. Under policies issued in New York and Florida, you can exchange your Policy while it is in force for a new policy issued by us or an affiliate, which provides Paid-Up Insurance. Paid-Up Insurance will be provided by using the net cash value of the Policy as a net single premium at the insured's age on the date of the exchange. Paid-Up Insurance is permanent life insurance with no further premiums due. The face amount of the new policy of Paid-Up Insurance may be less than the face amount of this Policy.

SUBSTITUTION OF INSURED PERSON

   Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. There is no additional charge for this rider. However, you may only select the rider at the time your Policy is issued and you may not exercise it until after the first policy year. The right to substitute the insured person is subject to some restrictions. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law if you selected the guideline premium test and, therefore, may require a partial surrender of cash value.

   Your registered representative can provide current information on the availability of the rider. You should consult your tax adviser before substituting the insured person under your Policy.

                                   PREMIUMS

FLEXIBLE PREMIUMS

   Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting and our consent. No payment can be less than $25 ($10 for payments made under certain monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

   You can pay Planned Premiums on an annual, semi-annual, quarterly or monthly schedule. You can change your Planned Premium schedule by sending your request to our Designated Office. (See "Communications and Payments.") However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.

   You may make payments by check or you may make premium payments by wire transfer of federal funds in accordance with our current procedures. We do not accept cash or money orders. We will send premium notices for annual, semi-annual, quarterly or monthly Planned Premiums.

   You may not make premium payments on and after the Policy anniversary on which the insured reaches age 100, except under the Policy's grace period provision. (See "Lapse and Reinstatement".)

   If you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". (See "Tax Considerations".)

   We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Sub-Accounts on the next day that the New York Stock Exchange is open. (See "Communications and Payments".)

   We treat a payment we receive while a Policy loan is outstanding first as a Planned Premium, second as payment of loan interest due, third as a repayment of the Policy loan, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in New York, unless you instruct us otherwise in writing, while a Policy loan is outstanding we treat any payment we receive that is in the exact amount of the Planned Premium as a Planned Premium. If the payment is not in the exact amount of the Planned Premium, unless you instruct us otherwise in writing, we treat it first as payment of Policy loan interest due, second as a repayment of the Policy loan, third as a Planned Premium, and last as an unscheduled payment.)

   If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loans", "Deductions from Premiums" and "Death Benefits".)

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

   INVESTMENT START DATE. Your initial premium is credited with investment performance as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy. For this purpose, receipt of the premium payment means receipt by our Designated Office in Somerset, New Jersey. (See "Communications and Payments".)

   PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the Policy application is approved. Monthly Deductions begin on the Policy Date. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may make only one premium payment before the Policy is issued. If we decline an application, we refund the premium payment made.

   If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or the date of any required medical examination. (See "Death Benefits".)

   PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, the Policy Date, unless you request otherwise, and the investment start date, will be the date your premium payment is received at our Designated Office in Somerset, New Jersey. Monthly Deductions begin on the Policy Date.

   BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net annual rate for that period.

RIGHT TO RETURN THE POLICY

   You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to our Designated Office or to your registered representative. (See "Communications and Payments".) Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund the cash value of the Policy plus any sales and premium tax charges that were deducted from the premiums you paid, or if required by state insurance law, any premiums paid.

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the BlackRock Money Market Sub-Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the other Sub-Accounts and/or the Fixed Account, we will refund the Policy's cash value.

   You may cancel an increase in face amount within 10 days (more in some states) after you receive the adjusted Policy. You may return the face amount increase to NELICO or your registered representative. The face amount increase will be canceled from its beginning and we will return to your cash value any processing charge and Monthly Deduction made for the face amount increase.

ALLOCATION OF NET PREMIUMS

   We generally allocate your initial net premium to the Sub-Accounts and the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Return the Policy, however, we hold your initial net premium in the BlackRock Money Market Sub-Account until fifteen days after the investment start date, and then we make the allocation among the Sub-Accounts and the Fixed Account as you choose. For special rules regarding allocations to the Fixed Account, see "The Fixed Account."

   You can allocate your Policy's premiums and cash value among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, and among as many accounts (including the Fixed Account) as you choose. You must allocate whole percentages. If you increase the Policy face amount, we allocate the portion of net premiums attributable to the increase among accounts in accordance with your current allocation instructions.

   You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Communications and Payments".)

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the BlackRock Money Market Sub-Account in order to receive a refund of premiums should you cancel the Policy during the Right to Return the Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the other Sub-Accounts and/or the Fixed Account once the Right to Return the Policy period has ended. You must contact us to request a transfer or reallocation.

   When we allocate net premiums to your Policy's Sub-Accounts, we convert them into accumulation units of the Sub-Accounts. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. ( See "Cash Value".)

                          COMMUNICATIONS AND PAYMENTS

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request or payment conforming to our administrative procedures at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern
Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for various Policy transactions is as follows:

             Renewal Premium Payments   New England Financial
                                        75 Remittance Drive,
                                        Suite 1672
                                        Chicago, IL 60675-1672

             Surrenders, Loans,         MetLife
               Withdrawals and          NEF COLI - 3 EAST
               Sub-Account Transfers    300 Davidson Avenue
                                        Somerset, NJ 08873
                                        (888) 458-2654

             Death Claims               MetLife
                                        NEF COLI - 3 EAST
                                        300 Davidson Avenue
                                        Somerset, NJ 08873
                                        (888) 458-2654

             All Other Policy           MetLife
               Transactions and         NEF COLI - 3 EAST
               Inquiries                300 Davidson Avenue
                                        Somerset, NJ 08873
                                        (888) 458-2654

   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office or by telephoning us (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-888-458-2654. We use reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. Any telephone or facsimile instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

   If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.

   We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

   Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

PAYMENT OF PROCEEDS

   We ordinarily pay any net cash value, loan value or death benefit proceeds payable from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or Sub-Account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

   We may withhold payment of surrender or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

   We will pay the proceeds in one sum, by check, by placing the amount in an account that earns interest and to which the accountholder has immediate and full access, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available in the Statement of Additional Information and on request from our Designated Office. We will pay interest on the proceeds as required by the applicable state law.

   Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

   Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

                                  CASH VALUE

   Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

    -- net premium payments

    -- the net investment experience of the Policy's sub-accounts

    -- interest credited to cash value in the Fixed Account

    -- interest credited to amounts held in the general account for a Policy loan

    -- the death benefit option you choose

    -- Policy charges

    -- partial surrenders

    -- transfers among the sub-accounts and Fixed Account

   We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest). We add to the net cash value the cost of insurance charge for the remainder of the month. If you surrender during the first two Policy years, in most states we also refund the total sales charges we deducted on premiums paid for the first Policy year. If the Enhanced Surrender Value Rider is in effect, we will refund instead (1) all or a portion of the total sales and premium tax charges deducted on premiums you paid up to the date of surrender, if you surrender during the first seven Policy years; and (2) a portion of the current year's cost of insurance charges, if you surrender in the first three Policy years. The Rider is only available to business-owned cases with annual recurring premium of at least $1 million, and it may not be available in all states. Moreover, neither the refund of sales charges provided under the base Policy, nor the refund of sales and cost of insurance charges provided under the Enhanced Surrender Value Rider will be paid if you surrender the Policy as part of a tax-free exchange under section 1035 of the Internal Revenue Code. (See "Charges" and "Surrender" for more information.) If you surrender in the grace period, we reduce the net cash value by the Monthly Deduction that applies to the date of surrender. (See "Loans" and "Deductions from Cash Value".)

   The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

   The Policy's total cash value in the Variable Account equals the number of units credited in each sub-account multiplied by that sub-account's unit value. We convert any premium or cash value allocated to a sub-account into units of the sub-account. Full or partial surrenders, Policy loans, transfers and charges deducted from the cash value reduce the number of units credited in a sub-account. We determine the number of units by dividing the dollar amount of the transaction by the sub-account's unit value next determined following the transaction. (In the case of an initial premium, we use the unit value on the investment start date.)

   The unit value of a sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. The unit value for each sub-account was set at $100.00 on or about the time when shares of the corresponding Eligible Fund first became available to investors. We determine the unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent unit value by the net investment factor ("NIF") for that day (see below).

   The NIF for a sub-account reflects:

    -- the change in net asset value per share of the corresponding Eligible
       Fund (as of the close of regular trading on the Exchange) from its last value,

    -- the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and

    -- any deductions for taxes that we make from the Variable Account.

   The NIF can be greater or less than one.

                                DEATH BENEFITS

   If the insured dies while the Policy is in force we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

   DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

   The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

   The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

   The Option 3 (Face Amount Plus Premiums) death benefit is equal to the face amount, plus premiums paid (less all partial surrenders). The Option 3 death benefit is also subject to increases required by the Internal Revenue Code.

   CHOICE OF TAX TEST. To meet the Internal Revenue Code's definition of life insurance, the death benefit, which for these purposes includes any coverage provided under the Adjustable Term Insurance Rider if you choose to add it to the face amount of your Policy, will not be less than what is required by either (1) the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or (2) the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, whichever you select when the Policy is issued. The test you select at issue is used for the life of the Policy and cannot be changed.

   Under the cash value accumulation test, the death benefit is not less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered, divided by the applicable net single premium set by the Internal Revenue Code (the "Net Single Premium Corridor"). Net single premiums are based on the age and sex of the insured at the time of the calculation, and increase over time. Sample net single premiums appear in Appendix A.

   If you choose the cash value accumulation test, you may choose an "Enhanced Net Single Premium Corridor". If you do, the death benefit will not be less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered, divided by the applicable net single premium set by the Internal Revenue Code times the Enhanced Net Single Premium Factor. The Enhanced Net Single Premium Factors vary by the attained age of the insured. These factors are shown in Appendix A.


   Under the guideline premium test, the amount of premium that can be paid is subject to tax law limits. Additionally, the death benefit is not less than a certain multiple of the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered. This means that, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

   If you choose the guideline premium test, you must select either the "Guideline Premium Test with IRS Corridor" or the "Guideline Premium Test with Enhanced Corridor". Appendix A shows the percentages that are applied to the cash value under both the IRS Corridor and the Enhanced Corridor.

   If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your primary objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit. If cash value growth in the later Policy years is your primary objective, the guideline premium test may be the appropriate choice because it requires a lower death benefit, and therefore lower mortality charges, once the Policy's death benefit is subject to increases required by the Internal Revenue Code.

   If you select the "Guideline Premium Test with Enhanced Corridor" or "Cash Value Accumulation Test with Enhanced Net Single Premium Corridor", the death benefits when the insured is age 76 through 89 could potentially be a greater percentage of the cash value than with the standard corridor for the chosen tax test. The death benefit amounts at those ages will only be affected if the cash values have reached levels that would force the death benefit amounts to be increased. When the insured's age is under 76 and over 89, the enhanced and standard corridor factors are equal. If the enhanced factors result in increased death benefit protection, there will be higher cost of insurance charges to provide the increased coverage. If the cash values never reach the required levels, the enhanced and standard options will result in the same death benefit protection. The maximum limits on premium payments for any given face amount would not change due to your choice of enhanced corridor or standard corridor factors. If death benefit protection at ages 76 through 89 is an important factor to you, the enhanced corridor for the tax test chosen may be the appropriate choice.

   TERM RIDER "IN" OR "OUT". If you add an Adjustable Term Insurance Rider to the Policy, you can have the face amount of the Rider added to the face amount of the Policy for purposes of calculating the Option 1, Option 2 or Option 3 death benefit. If you include the rider coverage in the calculation of the death benefit ("inside term"), the Policy may provide greater potential for cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit ("outside term"), the Policy may provide greater potential for the death benefit to grow relative to cash value.

   Under policies issued in New York, only the coverage provided by the Adjustable Term Insurance Rider to Age 100 can be added to the Policy's face amount for purposes of calculating the death benefit, and only if the Policy is issued on a sex-distinct basis and premiums are entirely employer-paid. For more information on the term riders, see "Additional Benefits by Rider".

   AGE 100. If death occurs at or after the Policy Anniversary when the insured reaches attained age 100, the death benefit is equal to 101% of the cash value on the date of death. The tax consequences of keeping the Policy in force beyond the insured's attained age 100 are unclear. (See "Tax Considerations".) A Policy issued in New York will mature for its net cash value when the insured attains age 100.

DEATH PROCEEDS PAYABLE

   The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by an amount to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds by any rider benefits payable. Under Policies issued in New York, the death benefit payable during the grace period will equal the death benefit in effect immediately prior to the start of the grace period, or if greater, the death benefit on the date of death, less the unpaid Monthly Deductions to the date of death.

   We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue or within two years (less in some states) from an increase in the Policy's face amount, or if a rider limits the death benefit.

   SUICIDE. If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. If the insured commits suicide more than two years from the issue date of the Policy but within two years from the date of an increase in face amount, the death benefit for the increase in face amount is limited to the Monthly Deductions and any Face Amount Increase Administrative Charge made to pay for that increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

   After the first Policy year, you may change your death benefit option by sending your written request to our Designated Office. (See "Communications and Payments.") The request will be effective on the first monthly anniversary following our approval of your request. A change in death benefit option may have tax consequences. (See "Tax Considerations".) Under Policies issued in New York, we will not allow changes in the death benefit option during the grace period.

   If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), or from Option 3 (Face Amount Plus Premiums) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. The face amount reduction will apply to the Policy's initial face amount and any prior increases in face amount on a pro rata basis. A face amount reduction below $10,000 requires our consent. We may also decrease any rider benefits under the Policy. If you selected the guideline premium test for the Policy, a partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy.

   If you change from Option 1 (Face Amount) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. The death benefit, but not the face amount, will change.

   If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

   If you change from Option 2 (Face Amount Plus Cash Value) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. We increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

   If you change from Option 3 (Face Amount Plus Premiums) to Option 1 (Face Amount), the death benefit, but not the face amount, will change.

   AFTER THE POLICY IS ISSUED, YOU CANNOT CHANGE YOUR CHOICE OF TAX TEST (CASH VALUE ACCUMULATION TEST OR GUIDELINE PREMIUM TEST). IN ADDITION, YOU CANNOT CHANGE YOUR ELECTION WHETHER TO ADD THE FACE AMOUNT OF AN ADJUSTABLE TERM INSURANCE RIDER TO THE FACE AMOUNT OF THE BASE POLICY FOR PURPOSES OF CALCULATING THE OPTION 1, OPTION 2 OR OPTION 3 DEATH BENEFIT. YOU CAN, HOWEVER, CHANGE THE CORRIDOR USED UNDER THE TAX TEST FOR YOUR POLICY. A CHANGE TO AN ENHANCED CORRIDOR REQUIRES UNDERWRITING. (SEE "DEATH BENEFIT OPTIONS".)

INCREASE IN FACE AMOUNT

   After the first Policy year you may increase the Policy's face amount. Our underwriting rules and requirements, including proof of insurability, will apply. (Face amount increases are not available under Policies issued in Texas, nor during the grace period under Policies issued in New York.) To have a face amount increase, the insured must still be eligible for the same or better underwriting class that currently applies to the Policy. The increase must be at least $10,000. If the increase requires medical underwriting, we will deduct a face amount increase charge of $0.80 per $1,000 of the face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. We will deduct the charge from the Policy's cash value in the sub-accounts and the Fixed Account, in proportion to the amount of cash value in each (unless you have elected a Single Source Expense Sub-Account).

   An increase in face amount may have tax consequences. You should consult a tax adviser before increasing the face amount.

    Sales charge--A face amount increase does not increase the Target Premium on which we currently base the sales charge. Therefore, after a face amount increase, we currently deduct 8% from each premium you pay in a Policy year until you have paid an amount equal to the Policy's Target Premium (3% in Policy year eight and thereafter) and 1% from any premium balance in that year.

    Monthly deduction--We adjust the Monthly Deduction starting on the effective date of a face amount increase to reflect the new face amount and amount at risk. Cost of insurance rates will not change due to a face amount increase. (See "Deductions from Cash Value.")

   An increase in face amount will take effect on the first day of the Policy month following our approval of your application for the increase. You can contact our Designated Office (see "Communications and Payments") or your registered representative for information on requesting a face amount increase. You have a limited time in which you may cancel a face amount increase. (See "Right to Return the Policy".)

   If a Policy has an Adjustable Term Insurance Rider, then we may offer increases in term insurance coverage, including annual term insurance increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). We may also offer increases that relate to premium contributions by an employer. We determine limits on the annual and/or total amount of term insurance increases per Policy that we will permit on a guaranteed issue basis at issue of the Policies. Increases that are not pursuant to an annual increase, or which exceed this limit, will require underwriting. The terms and conditions of the Salary Refresh program are contained in our published rules which are furnished at the time of application.

REDUCTION IN FACE AMOUNT

   After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which reduces the Policy's net cash value.) Under Policies issued in New York, we will not allow a reduction in the face amount of the Policy during the grace period.

   For purposes of the cost of insurance charge, a face amount reduction will apply to each face amount segment on a pro rata basis. The face amount remaining has to meet our minimum face amount requirements, except with our consent.

   If you decrease the face amount of your Policy, we also decrease the Target Premium. A face amount reduction usually decreases the death benefit. However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit. A reduction in face amount in this situation is not advisable, because it will not reduce your death benefit or cost of insurance charges. We also may decrease any rider benefits attached to the Policy.

   If you have selected the guideline premium test, a reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need to have a portion of the Policy's cash value paid to you to comply with Federal tax law.

   A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or our Designated Office for information on face amount reduction procedures.

   A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)

                       SURRENDERS AND PARTIAL SURRENDERS

SURRENDER

   You may surrender a Policy for its net cash value at any time while the insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. (See "Communications and Payments".) The net cash value equals the cash value reduced by any Policy loan and accrued interest. We add to the net cash value paid on surrender the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the first two Policy years, in most states we also refund the total sales charges we deducted on premiums paid in the first Policy year.

   In states where available, if you elect the Enhanced Surrender Value Rider and surrender in any of the first seven Policy years, instead of the refund of total sales charges we deducted on premiums paid in the first Policy year described above, we refund the following percentages of the total sales and premium tax charges deducted on cumulative premiums paid up to the date of surrender. We also refund the following percentages of the current year's cost of insurance charges if you surrender in the first three Policy years.

                                      SALES AND   COST OF
                                       PREMIUM   INSURANCE
                                     TAX CHARGES  CHARGES
                                     ----------- ---------
                      Policy year 1.    100%        75%
                      Policy year 2.     90%        50%
                      Policy year 3.     75%        25%
                      Policy year 4.     60%
                      Policy year 5.     45%
                      Policy year 6.     30%
                      Policy year 7.     15%

   Neither the refund of sales charges provided under the base Policy, nor the refund of sales, premium tax and cost of insurance charges provided under the Enhanced Surrender Value Rider will be paid if you surrender the Policy as part of a tax-free exchange under section 1035 of the Internal Revenue Code.

   If you surrender the Policy during the grace period, we reduce the net cash value you receive by an amount to cover the Monthly Deduction to the date of surrender. You may apply all or part of the net cash value to a payment option. Once a Policy is surrendered all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

   You may make a partial surrender of the Policy beginning fifteen days after we mail the confirmation of the initial premium payment. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium. A partial surrender may also reduce rider benefits. For purposes of the cost of insurance charge, any face amount reduction will apply to each face amount segment on a pro rata basis. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

   We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value (that is, the cash value reduced by any outstanding Policy loan balance) on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 90% of the Policy's net cash value per year.

   You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions from Premiums."

   A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Designated Office for information on partial surrender procedures. (See "Communications and Payments".)

   A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)

                                   TRANSFERS

TRANSFER OPTION

   Once we mail the confirmation for the initial premium (in some states, 15 days after that), you may transfer your Policy's cash value between accounts. We reserve the right to limit account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. A transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Communications and Payments".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

   Frequent requests from Policy owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (I.E., Baillie Gifford International Stock Portfolio, Clarion

Global Real Estate Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Neuberger Berman Genesis Portfolio, MSCI EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio,
T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, MFS Research International Portfolio and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more ""round-trips'' involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

   As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.


   Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Policy to be submitted in writing with an original signature. Transfers made under a Dollar Cost Averaging Program, and, if applicable, any rebalancing program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy owners and other persons with interests in the Policies. We do not accommodate market timing in any Eligible Fund and there are no arrangements in place to permit any Policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Eligible Funds may have adopted their own policies and procedures with respect to market timing transactions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Eligible Fund.

   In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their market timing policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Eligible Fund may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Policy owner). You should read the Eligible Fund prospectuses for more details.


DOLLAR COST AVERAGING/ASSET REBALANCING

   The Policy offers two automated transfer privileges: dollar cost averaging and asset rebalancing. With dollar cost averaging, your cash value will be transferred periodically from any one Sub-Account to one or more other Sub-Accounts (and/or the Fixed Account) that you select. With asset rebalancing, your cash value will be automatically reallocated among the Sub-Accounts periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and asset rebalancing at the same time. If we exercise our right to limit transfers to four per Policy year, or to impose a $25 charge for transfers in excess of 12 per year, we reserve the right to count transfers under these programs toward these totals. For more information about these features, please contact your registered representative or see the Statement of Additional Information.

                                     LOANS

   You may borrow all or part of the Policy's "loan value" beginning fifteen days after we mail the confirmation for the initial premium. We make the loan as of the date when we receive a loan request. (See "Communications and Payments".) You should contact our Designated Office or your registered representative for information on loan procedures. (See "Communications and Payments".) A loan that is taken from, or secured by a Policy may have tax consequences.

   The Policy's loan value is equal to 90% (or more if required by state law) of the Policy's cash value. The loan value available is reduced by any outstanding loan plus interest. We currently base the loan value on 100% of the Policy's cash value, rather than 90%. However, you should be aware that borrowing up to 100% of the Policy's cash value could cause the Policy to lapse unless sufficient premiums are paid to cover the next monthly deduction. A lapse may result in adverse tax consequences. (See "Tax Considerations").

   If you purchase a Policy with the proceeds of another life insurance policy that has an outstanding policy loan, the maximum loan amount you may carry over to the new Policy is limited to 75% of the initial premium credited to the new Policy. It may not be advantageous to replace existing insurance with a Policy.

   When we pay the loan proceeds to you, we transfer cash value in the amount of the loan from the Sub-Accounts to our general account as collateral for the loan. You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer cash value in the amount of the repayment and held as collateral from the general account back to the Sub-Accounts. Unless you request otherwise, we transfer cash value for a Policy loan from the Sub-Accounts in proportion to the cash value in each. We allocate all loan repayments, unless you request otherwise, to the Sub-Accounts in proportion to the cash value in each at the time of repayment. (See "The Fixed Account" for information on when loans and loan repayments can impact cash value in the Fixed Account.)

   The interest rate charged on Policy loans is an effective rate of 4.75% per year. It accrues daily, and is due on the Policy Anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts in proportion to the amount in each. Amounts we take as collateral for a loan earn interest at an effective rate of not less than 4.00% per year. The rate we currently credit is 4.00% for the first 10 Policy years, 4.50% in Policy years 11 through 20, and 4.75% thereafter. We credit this interest amount to the Policy's Sub-Accounts on the Policy Anniversary, in proportion to the cash value in each. (See "Communications and Payments".)

   The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest. You may increase your risk of lapse if you take a loan.

   If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)

   Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences of loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

   If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be Federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value may be insufficient to pay the income tax on your gains.

   If Policy loans plus accrued interest exceed the Policy's cash value at any time, we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan".) The Policy will terminate without value 62 days after we mail the notice unless you pay us the excess Policy loan amount, plus any past due Monthly Deductions, within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

   Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

                            LAPSE AND REINSTATEMENT

LAPSE

    In general, in any month that your Policy's net cash value is not large enough to cover the Monthly Deduction, your Policy will be in default and may lapse. However, you can protect your Policy against lapse for the first three Policy years by making certain minimum premium payments.

    In general, if you pay the three year Minimum Premium amounts on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy, unless on reinstatement you pay all your unpaid Minimum Premiums, including those for the period of lapse. We recalculate the Minimum Premium if you (1) reduce the face amount or make a partial surrender that reduces the face amount, (2) increase or decrease rider coverage, (3) increase the face amount, or (4) if the rating classification for your Policy is improved or we correct a misstatement of the insured's age or sex. The Minimum Premium amount (shown in your Policy) is based on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.

   Under Policies issued in New Jersey, if you have met the requirements for the three-year Minimum Premium death benefit guarantee at the end of the three year guarantee period, the Policy will remain in force for one month as long as the payment made in that month, less partial surrenders and loans, equals the maximum amount (based on policy guarantees) required to be paid at the end of the guarantee period to keep the policy in force for that month. If you make a Policy transaction that changes the amount of the Policy charges for that month, then the amount needed to ensure that the policy will stay in force for the additional month will change accordingly.

   Unless your Policy is protected by the Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to cover the Monthly Deduction and all deductions from the premium. (For Policies issued in New Jersey the amount due is the lesser of: a premium large enough to cover the Monthly Deduction and all deductions from the premium, and a premium large enough to permit the three year Minimum Premium death benefit to be in effect.) We will notify you of the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the unpaid Monthly Deduction for the period prior to the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

   Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT

   If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. In computing charges on a reinstated Policy, we do not count the amount of time that the Policy was lapsed.

                         ADDITIONAL BENEFITS BY RIDER

   You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

   The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value and terminate at the insured's age 100, regardless of any extended maturity endorsement. If you seek to reduce the overall cost of your insurance protection, it is generally in your economic advantage to include a significant portion or percentage of your insurance coverage under an inside term Adjustable Term Rider. Although current charges for the inside term Adjustable Term Rider are initially lower than for the base Policy, you should be aware that guaranteed maximum charges on the inside term rider are generally the same as for the base Policy.

   The outside term Adjustable Term Rider can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the outside term rider, the cost of insurance for the outside term rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of coverage under the outside term Adjustable Term Rider can become expensive relative to the base Policy cost, particularly at higher attained ages.

   Like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term coverage no longer participate in the investment experience of the Variable Account, and generally increase with the age of the covered individual. Use of a term rider generally reduces sales compensation. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

   The following riders, some of which have been described previously, are also available:

      ADJUSTABLE TERM INSURANCE RIDER, which provides term insurance. This Rider terminates no later than the Policy anniversary on which the insured has reached age 100 (earlier in some states).

      WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions upon the disability of the insured.

      ENHANCED SURRENDER VALUE RIDER, which provides for a refund of sales and premium tax charges and cost of insurance charges upon a surrender of the Policy during the first seven Policy years (other than as part of a section 1035 exchange). This Rider is not available in Florida and Oregon.

      CHANGE TO A NEW INSURED RIDER, which permits you to substitute the insured under the Policy.

   Not all riders may be available to you and riders in addition to those listed above may be made available. Restrictions on rider coverage may apply in some states. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

   THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT. IT IS NOT AVAILABLE UNDER POLICIES ISSUED IN TEXAS.

   You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

   Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

   We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

   Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Deductions from Cash Value"). A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

   Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefits".)

POLICY TRANSACTIONS

   We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

   Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. The following special rules apply to the Fixed Account.

   Transfers from the Fixed Account to the Variable Account are allowed only once in each Policy year. We process a transfer from the Fixed Account if we receive the transfer request within the 30 day period after the Policy anniversary. We make the transfer as of the date we receive the transfer request at our Designated Office. The amount of cash value you may transfer from the Fixed Account is limited to the greater of 25% of the Policy's cash value in the Fixed Account on the transfer date or the amount of cash value transferred from the Fixed Account in the preceding Policy year. We are not currently imposing any restriction on the timing of, or any limit on the frequency or amount of, transfers to and from the Fixed Account, but we reserve the right to do so. In addition, regardless of any limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

   Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

   Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

   We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

   We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:. the death benefit, cash, and loan benefits under the Policy
                                 . investment options, including premium
                                   allocations
                                 . administration of elective options
                                 . the distribution of reports to Policy Owners

Costs and expenses we incur:     . costs associated with processing and
                                   underwriting applications, and with issuing and administering the Policy (including any riders)
                                 . overhead and other expenses for providing
                                   services and benefits
                                 . sales and marketing expenses
                                 . other costs of doing business, such as
                                   collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:                 . that the cost of insurance charges we may
                                   deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
                                 . that the cost of providing the services and
                                   benefits under the Policies exceed the
                                   charges we deduct

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

   Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and, if applicable, the Enhanced Surrender Value Rider charge.

   SALES CHARGE. We deduct a sales charge of 8% from each premium payment you make during a Policy year. Currently we reduce the charge to 1% for each premium payment you make above a Target Premium during a Policy year, and to 3% for each premium payment you make up to a Target Premium starting in Policy year eight.

   We indicated your Target Premium on your personalized illustration.

   PREMIUM TAX CHARGE. We deduct 2% from each premium payment made to cover premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

   ENHANCED SURRENDER VALUE RIDER. The Enhanced Surrender Value Rider is available to business-owned cases with annual recurring premium of at least $1 million. If the rider is elected, we will deduct a charge of 0.25% from each premium payment you make in the first five Policy years. (See "Surrender".)

DEDUCTIONS FROM CASH VALUE

   MONTHLY DEDUCTION. On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    -- If your Policy is protected against lapse by the three year Minimum
       Premium guarantee, we make the Monthly Deduction unless the net cash value equals zero. (See "Lapse and Reinstatement".)

    -- If the three year Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

   Currently, there is no Monthly Deduction on or after the Policy Anniversary when the insured reaches age 100. (In some states, it is required to equal zero on and after the Policy anniversary when the insured reaches age 100.)

   The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each, unless you choose a "Single Source Expense Sub-Account" on the Policy application. If you choose a Single Source Expense Sub-Account, we will take the Monthly Deduction from that Sub-Account until the cash value there is gone. Then we will take the Monthly Deduction from your remaining Sub-Accounts and the Fixed Account in proportion to the cash value in each. You cannot choose the Fixed Account as the Single Source Expense Sub-Account.

   The Monthly Deduction includes the following charges:

   -- POLICY FEE. The Policy fee is currently equal to $5.50 per month. The fee is guaranteed not to exceed $10.00 per month. The Policy fee compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

   -- MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. This charge is at an annual rate of 0.75%, but is reduced to 0.50% after the 15th Policy year and to .10% after the 20th Policy year (guaranteed not to exceed 0.75% in all years). The rate is applied against the entire cash value, including any cash value held in the general account as collateral for a Policy loan. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

   We deduct the mortality and expense risk charge last after all other components of the Monthly Deduction.

   -- MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. There is no cost of insurance charge on or after the Policy Anniversary when the insured reaches age 100. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction (except for the mortality and expense risk charge). The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial surrenders, and face amount reductions. The cost of insurance rate for your Policy changes from month to month.

   The guaranteed cost of insurance rates for a Policy depend on the insured's

    -- underwriting class

    -- age on the first day of the Policy year

    -- sex (if the Policy is sex-based).

   The current cost of the insurance rates will also depend on

    -- the insured's age at issue

    -- the Policy year.

   We guarantee that the rates on underwritten Policies will not be higher than rates based on the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO Tables"). (For Policies issued prior to January 1, 2009, the guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables").) The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively. (For information regarding a Policy's cost of insurance rates following a face amount increase, see "Increase in Face Amount".)

   The underwriting classes we use are smoker preferred, smoker standard, smoker rated, nonsmoker elite, nonsmoker preferred, nonsmoker standard, nonsmoker rated, smoker guaranteed issue and nonsmoker guaranteed issue. Rated and guaranteed issue classes have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for rated Policies on multiples of the 2001 CSO Tables (or, in the case of Policies issued prior to January 1, 2009, on multiples of the 1980 CSO Tables). (For information regarding a Policy's underwriting classification following a face amount increase, see "Increase in Face Amount". See below for a discussion of guaranteed issue Policies.)

   The following standard or better smoker and nonsmoker classes are available for underwritten Policies:

    -- nonsmoker elite for Policies with total face amounts (base Policy plus
       Adjustable Term Insurance Rider) of $250,000 or more where the issue age is 20 through 75;

    -- smoker preferred and nonsmoker preferred for Policies with total face amounts (base Policy plus Adjustable Term Insurance Rider) of $100,000 or more where the issue age is 20 through 75; and

    -- smoker standard and nonsmoker standard for Policies with total face amounts (base Policy plus Adjustable Term Insurance Rider) of $50,000 or more where the issue age is 20 through 80.

   The nonsmoker elite class offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

   Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

   Under Policies issued in New Jersey, an insured's underwriting class may not be improved from smoker to nonsmoker during the first two Policy years.

   We may offer Policies on a guaranteed issue basis to certain cases. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in the standard class. Therefore, we generally use higher current cost of insurance rates for guaranteed issue Policies. For some cases, the charge may vary based on the size of the group, the total premium for the group and certain characteristics of the group members. The guaranteed maximum monthly cost of insurance charges for guaranteed issue status will exceed charges based on 100% of the 2001 CSO Tables (or, in the case of Policies issued prior to January 1, 2009, 100% of the 1980 CSO Tables).

   Guaranteed issue Policies have cost of insurance rates that vary based on whether the insured is a smoker or nonsmoker, and the nonsmoker elite, nonsmoker preferred and smoker preferred classes are not available. For qualifying cases, the rates may also vary based on the sex of the insured. The current cost of insurance rates do not vary by individual Policy face amount but may be lower if the members of the group have certain characteristics.

   Some cases may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. Policies issued on a simplified underwriting basis will have the same cost of insurance rates as fully underwritten Policies; however, the nonsmoker elite, nonsmoker preferred and smoker preferred classes are not available to these Policies.

   In some states, we may issue standard smoker and standard nonsmoker Policies to certain cases that are based on minimal underwriting information, but that are subject to an additional flat extra charge. The overall cost of insurance deduction under these Policies will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.

   -- TERM RIDER. The Adjustable Term Insurance Rider has its own cost of insurance rates that are different from those of the base Policy. If you elect to add the Adjustable Term Insurance Rider as inside term, then once the net amount at risk of the base Policy is zero, any excess cash value of the base Policy reduces the net amount at risk under the term insurance rider. If the Adjustable Term Insurance Rider is added as outside term, then the term rider's net amount at risk will not be reduced by any of the base Policy's cash value. (See "Additional Benefits by Rider".)

   -- CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional Rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

   FACE AMOUNT INCREASE CHARGE. For an underwritten face amount increase, we deduct a charge of $0.80 per $1,000 of face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. Currently, there is no Face Amount Increase Charge on or after the Policy Anniversary when the insured reaches age 100. This charge compensates us for administrative expenses incurred in connection with the increase, including medical exams, review of the application for the increase, underwriting decisions, application processing, and changing Policy records and the Policy.

TRANSFER CHARGE

   We reserve the right to impose a $25 processing charge on each transfer between Sub-Accounts or between a Sub-Account and the Fixed Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. We reserve the right to count transfers due to dollar cost averaging or asset rebalancing as transfers for the purpose of assessing this charge.

LOAN INTEREST SPREAD

   We charge you interest on a loan at a maximum effective rate of 4.75% per year, compounded daily. We also credit interest on the amount we take from the Policy's sub-accounts as a result of the loan at a minimum annual effective rate of 4% per year, compounded daily. As a result, the loan interest spread will never be more than 0.75%.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

   CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)


   ELIGIBLE FUND EXPENSES. There are daily charges against the Eligible Fund assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the Eligible Fund prospectuses.


                              TAX CONSIDERATIONS

INTRODUCTION


   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


   IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, there is additional uncertainty if your Policy is issued on a substandard or guaranteed issue basis or if your Policy is paid up or almost paid up in the first two Policy years. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


   IN GENERAL--DEATH BENEFITS. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.


   In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to Policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.

   The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

   Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A material change may also occur if you request an increase in the face amount of your Policy. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments, to limit increases in face amount, or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.


   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.


      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary. However, the foregoing exceptions generally do not apply to a corporate Policy Owner.


   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. However, the tax consequences associated with Policy loans that are outstanding after the first 10 Policy years are less clear and a tax adviser should be consulted when considering a loan.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Loans may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.


   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and the estate tax was repealed in 2010 with a modified carryover basis for heirs.

   The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the 2010 Act) has reinstated the estate and generation-skipping taxes through the end of 2012 with lower top rates and larger exemptions.

   The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.


   It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and GST tax or otherwise modify the estate tax or GST tax rules for years after 2012. Absent Congressional action, the law governing estate, gift and generation-skipping transfer taxes will revert on January 1, 2013 to the law that was in place on June 7, 2001.


   The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER TAX CONSIDERATIONS. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured's 100th year are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.


   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split-dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split-dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.


   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

NELICO'S INCOME TAXES

   Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant, and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                         DISTRIBUTION OF THE POLICIES

   We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Policies. Distributor is a member of the Financial Services Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line. Distributor offers the Policies through its sales representatives. Distributor may also enter into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. We pay commissions to Distributor for sales of the Policies by its sales representatives, as well as selling firms. We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. These payments currently equal 0.25% of Variable Account assets invested in the particular Eligible Fund. (See "Fee Tables--Annual Eligible Fund Operating Expenses" and the Eligible Fund prospectuses.) Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund.

   Distributor's sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payments received are equal to part or all of the gross dealer concession amounts described below. The percentage the sales representative receives is determined by a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which Distributor's sales representatives are entitled, these sales representatives have an incentive to favor sale of the Policy over similar products issued by non-affiliates.

   Distributor's sales representatives receive payments for sales of the Policy under one of three gross dealer concession schedules. For Policies issued on or after January 1, 2009 with the Enhanced Surrender Value (ESV) rider, the gross dealer concession amount in the first Policy year is 18.75% of premiums paid up to the Commissionable Target Premium, and 1.25% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 6, the gross dealer concession amount is 8.6% of premiums paid up to the Commissionable Target Premium, and 1.0% of premiums paid in excess of the Commissionable Target Premium. (The Commissionable Target Premium is the Target Premium, as defined in the Glossary, plus the Target Premium associated with any riders added to the Policy.) In addition, in Policy years 7 through 20, the sales representative is entitled to a percentage of a gross dealer concession amount of 0.27% of the Policy's cash value.

   For Policies issued on or after January 1, 2009 without the ESV rider, the sales representative can select from two alternative gross dealer concession schedules. Under the first of these schedules, the gross dealer concession amount in the first Policy year is 30% of premiums paid up to the Commissionable Target Premium, and 1.25% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 7.0% of premiums paid up to the Commissionable Target Premium, and 1.0% of premiums paid in excess of the Commissionable Target Premium. In Policy years 11 through 20, the gross dealer concession amount is 2.0% of premiums paid up to the Commissionable Target Premium, and 1.0% of premiums paid in excess of the Commissionable Target Premium.

   Under the second alternative gross dealer concession schedule, the gross dealer concession amount in the first Policy year is 30% of premiums paid up to the Commissionable Target Premium, and 1.25% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 6, the gross dealer concession amount is 6.0% of premiums paid up to the Commissionable Target Premium, and 1.0% of premiums paid in excess of the Commissionable Target Premium. In Policy years 7 through 10, the gross dealer concession amount is 3.55% of premiums paid up to the Commissionable Target Premium, and 1.0% of premiums paid in excess of the Commissionable Target Premium. In addition, in Policy years 6 through 20, the sales representative is entitled to a percentage of a gross dealer concession amount of 0.20% of the Policy's cash value.

   Distributor also makes payments for the sale of the Policy to the Managing Partner who supervises the sales representative. Payments to Managing Partners vary and depend on a number of factors, including the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency.

   Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by NELICO and its affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain their agent status with us and in order to be eligible for most of the cash compensation listed above. Managing Partners may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Managing Partner supervises. Managing Partners may pay a portion of their cash compensation to their sales representatives.

   Sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

   In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Policy is sold. This amount is part of the total compensation paid for the sale of the Policy.

   Receipt of the cash compensation described above may provide our sales representatives and their Managing Partners, and the sales representatives and Managing Partners of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

   Distributor pays compensation for the sale of the Policies by affiliated and unaffiliated selling firms. The compensation paid to selling firms for sales of the Policies is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that is paid by Distributor with respect to sales made through Distributor's sales representatives. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash compensation and other benefits. In the case of our affiliate, MSI, the portion that MSI passes on to its sales representatives depends on a formula that takes into consideration the amount of proprietary products that the sales representative sells and services, which provides the sales representative with an incentive to favor the sale of the Policies over other similar products issued by non-affiliates. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.


   One of our affiliated selling firms, MetLife Investors Distribution Company ("MLIDC"), enters into selling agreements with other unaffiliated selling firms for the sale of the Policies and other variable insurance products, i.e., annuity contracts and life insurance policies, that we and our affiliates issue. MLIDC may also enter into preferred distribution arrangements through which it pays additional compensation to certain of these selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales or account and cash values of these variable insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by Registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.


   These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor may enter into similar preferred distribution arrangements with our affiliated broker-dealers, Walnut Street Securities, Inc., Tower Square Securities, Inc. and MSI. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

   Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

   The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of New England Securities Corporation to perform its contract with the Separate Account or of NELICO to meet its obligations under the Policies.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements and financial highlights comprising each of the Sub-Accounts of New England Variable Life Separate Account included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                             FINANCIAL STATEMENTS

   Financial statements for New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to New England Securities Corporation at 1095 Avenue of the Americas, New York, NY 10036 or telephoning 1-800-356-5015 or visiting our website at www.nef.com. NELICO's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. The financial statements of Metropolitan Life Insurance Company should be considered only as bearing on the ability of MetLife to meet its obligations under the net worth maintenance agreement described in the Statement of Additional Information.

                                   GLOSSARY

   ACCOUNT.  A Sub-Account of the Variable Account or the Fixed Account.

   AGE. The age of an insured refers to the insured's age at his or her nearest birthday.


   CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.


   EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

   FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

   INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

   NET CASH VALUE. The net cash value is equal to the Policy's cash value reduced by any outstanding Policy loan and accrued interest on the loan.

   NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period.

   PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

   PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

   POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you.

   TARGET PREMIUM. Currently we use the Target Premium to determine the amount of Sales Charge deducted from each premium payment, and also sales commissions. It varies by issue age, sex and underwriting class of the insured and the Policy's face amount at issue (or as later reduced). The Target Premium for a standard risk Policy with no riders is equal to the net annual premium that would be paid if the Policy provided for paid-up benefits after the payment of seven level net annual premiums, determined under federal income tax laws. Substandard ratings and certain riders increase the Target Premium above this amount.

   YOU.  "You" refers to the Policy Owner.

                                  APPENDIX A

            CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST

   In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits".)

   For the cash value accumulation test, sample net single premiums for selected ages of male and female insureds are listed below.

                  FOR POLICIES ISSUED BEFORE JANUARY 1, 2009
                   ------------------------------------------
                                                        NET SINGLE PREMIUM
                                                        ------------------
           AGE                                           MALE     FEMALE
           ---                                           ------   ------
           30.......................................... 0.2130    0.1818
           40.......................................... 0.2961    0.2532
           50.......................................... 0.4037    0.3458
           60.......................................... 0.5328    0.4627
           70.......................................... 0.6710    0.6060
           80.......................................... 0.7949    0.7571
           90.......................................... 0.8853    0.8760
           100......................................... 0.9900    0.9900

                  FOR POLICIES ISSUED AFTER DECEMBER 31, 2008
                  -------------------------------------------
                                                        NET SINGLE PREMIUM
                                                        ------------------
           AGE                                           MALE     FEMALE
           ---                                           ------   ------
           30.......................................... 0.1771    0.1555
           40.......................................... 0.2502    0.2211
           50.......................................... 0.3492    0.3107
           60.......................................... 0.4749    0.4224
           70.......................................... 0.6158    0.5538
           80.......................................... 0.7586    0.6977
           90.......................................... 0.8683    0.8283
           100......................................... 0.9900    0.9900

   Listed below are Enhanced Net Single Premium Factors used for the Enhanced Net Single Premium Corridor.

                           ENHANCED                      ENHANCED
                          NET SINGLE                    NET SINGLE
               AGE      PREMIUM FACTOR      AGE       PREMIUM FACTOR
               ---      -------------- -------------- --------------
           0 through 75      1.00            83            0.93
                76           0.98            84            0.94
                77           0.96            85            0.95
                78           0.94            86            0.96
                79           0.92            87            0.97
                80           0.90            88            0.98
                81           0.91            89            0.99
                82           0.92      90 through 100      1.00

   If you choose the Enhanced Net Single Premium Corridor, the net single premium is multiplied by the applicable enhanced net single premium factor listed above. The cash value is divided by that result.

   For the guideline premium test, Table I and Table II show the percentage of the Policy's cash value that is used to determine the death benefit.

                            TABLE I -- IRS CORRIDOR

                                              AGE OF
              AGE OF                        INSURED AT
        INSURED AT START OF PERCENTAGE OF    START OF     PERCENTAGE OF
          THE POLICY YEAR    CASH VALUE*  THE POLICY YEAR  CASH VALUE*
        ------------------- ------------- --------------- -------------
           0 through 40          250            61             128
                41               243            62             126
                42               236            63             124
                43               229            64             122
                44               222            65             120
                45               215            66             119
                46               209            67             118
                47               203            68             117
                48               197            69             116
                49               191            70             115
                50               185            71             113
                51               178            72             111
                52               171            73             109
                53               164            74             107
                54               157       75 through 90       105
                55               150            91             104
                56               146            92             103
                57               142            93             102
                58               138            94+            101
                59               134
                60               130

--------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death, plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered.

                         TABLE II -- ENHANCED CORRIDOR

      AGE OF                            AGE OF                            AGE OF
INSURED AT START OF PERCENTAGE OF INSURED AT START OF PERCENTAGE OF INSURED AT START OF PERCENTAGE OF
  THE POLICY YEAR    CASH VALUE*    THE POLICY YEAR    CASH VALUE*    THE POLICY YEAR    CASH VALUE*
------------------- ------------- ------------------- ------------- ------------------- -------------
   0 through 40          250              61               128              81               115
        41               243              62               126              82               114
        42               236              63               124              83               113
        43               229              64               122              84               112
        44               222              65               120              85               111
        45               215              66               119              86               109
        46               209              67               118              87               108
        47               203              68               117              88               107
        48               197              69               116              89               106
        49               191              70               115              90               105
        50               185              71               113              91               104
        51               178              72               111              92               103
        52               171              73               109              93               102
        53               164              74               107              94+              101
        54               157              75               105
        55               150              76               107
        56               146              77               109
        57               142              78               112
        58               138              79               114
        59               134              80               117
        60               130

--------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death, plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered.

                                  APPENDIX B

                ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES


   The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $1,000,000 for a unisex insured aged 50. The insured is assumed to be in the preferred nonsmoker risk class. The Tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. (See "Charges.") Illustrations show the Option 2 death benefit using the cash value accumulation test with the Enhanced Net Single Premium Corridor.


   Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Sub-Accounts with varying rates of return. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were in another risk classification, or if the Policies were issued at other than unisex rates. For example, as a result of variations in actual returns additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


   The death benefits and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, a mortality and expense risk fee, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. (See "Charges".) The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of 0.66% of the average daily net assets of the Eligible Funds. This average does not reflect expense subsidies by the investment advisers of certain Eligible Funds.

   The gross rates of return used in the illustrations do not reflect deductions of the charges and expenses of the Eligible Funds. Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -0.66%, 5.30% and 9.28%, respectively.


   If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. You should contact your registered representative to request a personalized illustration.

                          UNISEX INSURED ISSUE AGE 50


                 $50,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                  PREFERRED NONSMOKER UNDERWRITING RISK CLASS

                            $1,000,000 FACE AMOUNT


                            OPTION 2 DEATH BENEFIT
    CASH VALUE ACCUMULATION TEST WITH ENHANCED NET SINGLE PREMIUM CORRIDOR

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


                  DEATH BENEFIT           CASH VALUE ON SURRENDER ASSUMING          CASH VALUE
              ASSUMING HYPOTHETICAL               HYPOTHETICAL                 ASSUMING HYPOTHETICAL
                  GROSS ANNUAL                    GROSS ANNUAL                     GROSS ANNUAL
END OF          RATE OF RETURN OF               RATE OF RETURN OF                RATE OF RETURN OF
POLICY  --------------------------------- -------------------------------- -----------------------------
 YEAR       0%         6%         10%        0%        6%         10%         0%       6%        10%
------  ---------- ---------- ----------- --------  --------  -----------  -------- -------- -----------
  1     $1,042,846 $1,045,459 $ 1,047,204 $ 46,846  $ 49,459  $    51,204  $ 42,846 $ 45,459 $    47,204
  2      1,085,071  1,092,949   1,098,383   89,071    96,949      102,383    85,071   92,949      98,383
  3      1,126,641  1,142,517   1,153,827  126,641   142,517      153,827   126,641  142,517     153,827
  4      1,164,431  1,191,023   1,210,595  164,431   191,023      210,595   164,431  191,023     210,595
  5      1,201,144  1,241,154   1,271,594  201,144   241,154      271,594   201,144  241,154     271,594
  6      1,236,796  1,292,984   1,337,180  236,796   292,984      337,180   236,796  292,984     337,180
  7      1,272,013  1,347,219   1,408,385  272,013   347,219      408,385   272,013  347,219     408,385
  8      1,262,769  1,357,288   1,437,233  262,769   357,288      437,233   262,769  357,288     437,233
  9      1,254,713  1,368,903   1,469,636  254,713   368,903      469,636   254,713  368,903     469,636
 10      1,248,338  1,382,660   1,506,433  248,338   382,660      506,433   248,338  382,660     506,433
 15      1,210,113  1,452,896   1,733,753  210,113   452,896      733,753   210,113  452,896     733,753
 20      1,162,844  1,530,991   2,070,413  162,844   530,991    1,070,413   162,844  530,991   1,070,413
 25      1,108,982  1,629,024   2,599,649  108,982   629,024    1,599,649   108,982  629,024   1,599,649
 30      1,018,561  1,711,318   3,537,818   18,561   711,318    2,369,733    18,561  711,318   2,369,733
 35                 1,751,859   4,527,855            751,859    3,464,547            751,859   3,464,547
 40                 1,696,207   6,065,449            696,207    5,065,449            696,207   5,065,449
 45                 1,464,842   8,389,950            464,842    7,389,950            464,842   7,389,950
 50                            11,789,999                      10,789,999                     10,789,999




   IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          UNISEX INSURED ISSUE AGE 50


                 $50,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                  PREFERRED NONSMOKER UNDERWRITING RISK CLASS

                            $1,000,000 FACE AMOUNT


                            OPTION 2 DEATH BENEFIT
    CASH VALUE ACCUMULATION TEST WITH ENHANCED NET SINGLE PREMIUM CORRIDOR

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.



                 DEATH BENEFIT           CASH VALUE ON SURRENDER ASSUMING          CASH VALUE
             ASSUMING HYPOTHETICAL               HYPOTHETICAL                ASSUMING HYPOTHETICAL
                  GROSS ANNUAL                   GROSS ANNUAL                     GROSS ANNUAL
END OF         RATE OF RETURN OF              RATE OF RETURN OF                RATE OF RETURN OF
POLICY  -------------------------------- -------------------------------- ----------------------------
 YEAR       0%         6%        10%        0%         6%        10%         0%       6%       10%
------  ---------- ---------- ----------  --------  --------  ----------  -------- -------- ----------
  1     $1,040,663 $1,043,205 $1,044,905 $ 44,663   $ 47,205  $   48,905  $ 40,663 $ 43,205 $   44,905
  2      1,080,447  1,088,044  1,093,286   84,447     92,044      97,286    80,447   88,044     93,286
  3      1,119,278  1,134,496  1,145,345  119,278    134,496     145,345   119,278  134,496    145,345
  4      1,157,117  1,182,584  1,201,339  157,117    182,584     201,339   157,117  182,584    201,339
  5      1,193,879  1,232,278  1,261,497  193,879    232,278     261,497   193,879  232,278    261,497
  6      1,229,509  1,283,580  1,326,099  229,509    283,580     326,099   229,509  283,580    326,099
  7      1,263,964  1,336,500  1,395,457  263,964    336,500     395,457   263,964  336,500    395,457
  8      1,252,850  1,344,038  1,421,122  252,850    344,038     421,122   252,850  344,038    421,122
  9      1,241,273  1,351,279  1,448,309  241,273    351,279     448,309   241,273  351,279    448,309
 10      1,229,161  1,358,127  1,477,064  229,161    358,127     477,064   229,161  358,127    477,064
 15      1,155,713  1,380,243  1,643,497  155,713    380,243     643,497   155,713  380,243    643,497
 20      1,052,473  1,367,690  1,849,282   52,473    367,690     849,282    52,473  367,690    849,282
 25                 1,292,308  2,093,082             292,308   1,093,082            292,308  1,093,082
 30                 1,093,024  2,344,357              93,024   1,344,357             93,024  1,344,357
 35                            2,516,985                       1,516,985                     1,516,985
 40                            2,441,869                       1,441,869                     1,441,869
 45                            1,873,565                         873,565                       873,565
 50




   IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

   Additional information about the Policy and the Variable Account can be found in the Statement of Additional Information, which is available online at our website www.nef.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling 1-888-458-2654 or by e-mailing us at AskUs@nef.com. You may also obtain, without charge, a personalized illustration of death benefits, net cash values and cash values by calling your registered representative.

   For information about historical values of the Variable Account Sub-Accounts, for Sub-Account transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call 1-888-458-2654.

   This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

   Information about the Policy and the Variable Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Variable Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.




File No. 811-3713

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
New England Variable Life Separate Account and Board of Directors of
New England Life Insurance Company

We have audited the accompanying statements of assets and liabilities of New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2 as of December 31, 2011, the related statements of operations and changes in net assets for the respective stated periods in the three years then ended, and the financial highlights in Note 7 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2011, the results of their operations and changes in their net assets for the respective stated periods in the three years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 29, 2012

This page is intentionally left blank.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                           AMERICAN FUNDS
                            AMERICAN FUNDS   GLOBAL SMALL AMERICAN FUNDS AMERICAN FUNDS
                                      BOND CAPITALIZATION         GROWTH  GROWTH-INCOME
                               SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                            -------------- -------------- -------------- --------------
ASSETS:
  Investments at fair value   $ 10,846,698   $ 48,917,501  $ 145,825,985   $ 92,124,320
  Due from New England Life
     Insurance Company                  --             --             --             --
                            -------------- -------------- -------------- --------------
       Total Assets             10,846,698     48,917,501    145,825,985     92,124,320
                            -------------- -------------- -------------- --------------
LIABILITIES:
  Due to New England Life
     Insurance Company               9,591         19,360         48,328         44,768
                            -------------- -------------- -------------- --------------
       Total Liabilities             9,591         19,360         48,328         44,768
                            -------------- -------------- -------------- --------------
NET ASSETS                    $ 10,837,107   $ 48,898,141  $ 145,777,657   $ 92,079,552
                            ============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                   MIST           MIST
                             FIDELITY VIP MIST BLACKROCK CLARION GLOBAL HARRIS OAKMARK
                            EQUITY-INCOME LARGE CAP CORE    REAL ESTATE  INTERNATIONAL
                              SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                            ------------- -------------- -------------- --------------
ASSETS:
  Investments at fair value  $ 89,528,334    $ 2,923,427   $ 16,966,947   $ 39,130,392
  Due from New England Life
     Insurance Company                 --            425             --             --
                            ------------- -------------- -------------- --------------
       Total Assets            89,528,334      2,923,852     16,966,947     39,130,392
                            ------------- -------------- -------------- --------------
LIABILITIES:
  Due to New England Life
     Insurance Company             50,622             --         25,936         28,248
                            ------------- -------------- -------------- --------------
       Total Liabilities           50,622             --         25,936         28,248
                            ------------- -------------- -------------- --------------
NET ASSETS                   $ 89,477,712    $ 2,923,852   $ 16,941,011   $ 39,102,144
                            ============= ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

                                            MIST LEGG MASON
    MIST INVESCO         MIST MIST LAZARD       CLEARBRIDGE MIST LORD ABBETT        MIST METLIFE
SMALL CAP GROWTH  JANUS FORTY     MID CAP AGGRESSIVE GROWTH   BOND DEBENTURE AGGRESSIVE STRATEGY
     SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT
---------------- ------------ ----------- ----------------- ---------------- -------------------
     $ 3,174,581 $ 11,309,311 $ 5,629,245      $ 11,785,549     $ 35,116,245         $ 6,717,629
              --           --          --             9,914               --                  --
---------------- ------------ ----------- ----------------- ---------------- -------------------
       3,174,581   11,309,311   5,629,245        11,795,463       35,116,245           6,717,629
---------------- ------------ ----------- ----------------- ---------------- -------------------
           7,884       11,095      20,074                --          110,301              76,401
---------------- ------------ ----------- ----------------- ---------------- -------------------
           7,884       11,095      20,074                --          110,301              76,401
---------------- ------------ ----------- ----------------- ---------------- -------------------
     $ 3,166,697 $ 11,298,216 $ 5,609,171      $ 11,795,463     $ 35,005,944         $ 6,641,228
================ ============ =========== ================= ================ ===================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                 MIST MFS           MIST                                 MIST
                                 RESEARCH MORGAN STANLEY     MIST OPPENHEIMER PIMCO INFLATION
                            INTERNATIONAL MID CAP GROWTH CAPITAL APPRECIATION  PROTECTED BOND
                              SUB-ACCOUNT    SUB-ACCOUNT          SUB-ACCOUNT     SUB-ACCOUNT
                            ------------- -------------- -------------------- ---------------
ASSETS:
  Investments at fair value  $ 87,592,087   $ 18,752,476            $ 957,209    $ 16,543,484
  Due from New England Life
     Insurance Company                 --             --                   --              --
                            ------------- -------------- -------------------- ---------------
       Total Assets            87,592,087     18,752,476              957,209      16,543,484
                            ------------- -------------- -------------------- ---------------
LIABILITIES:
  Due to New England Life
     Insurance Company             77,589             14                1,798          20,473
                            ------------- -------------- -------------------- ---------------
       Total Liabilities           77,589             14                1,798          20,473
                            ------------- -------------- -------------------- ---------------
NET ASSETS                   $ 87,514,498   $ 18,752,462            $ 955,411    $ 16,523,011
                            ============= ============== ==================== ===============

The accompanying notes are an integral part of these financial statements.

                            MIST SSGA
   MIST PIMCO    MIST RCM  GROWTH AND   MIST SSGA MIST T. ROWE PRICE           MSF ARTIO
 TOTAL RETURN  TECHNOLOGY  INCOME ETF  GROWTH ETF     MID CAP GROWTH INTERNATIONAL STOCK
  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
------------- ----------- ----------- ----------- ------------------ -------------------
$ 134,245,667 $ 8,379,243 $ 7,746,509 $ 3,380,087       $ 24,003,783        $ 21,149,855
           --          --          --          --                 --                  --
------------- ----------- ----------- ----------- ------------------ -------------------
  134,245,667   8,379,243   7,746,509   3,380,087         24,003,783          21,149,855
------------- ----------- ----------- ----------- ------------------ -------------------
       66,123       3,479       8,285      13,316             11,094              28,441
------------- ----------- ----------- ----------- ------------------ -------------------
       66,123       3,479       8,285      13,316             11,094              28,441
------------- ----------- ----------- ----------- ------------------ -------------------
$ 134,179,544 $ 8,375,764 $ 7,738,224 $ 3,366,771       $ 23,992,689        $ 21,121,414
============= =========== =========== =========== ================== ===================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                            MSF BARCLAYS CAPITAL     MSF BLACKROCK MSF BLACKROCK MSF BLACKROCK
                            AGGREGATE BOND INDEX AGGRESSIVE GROWTH   BOND INCOME   DIVERSIFIED
                                     SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                            -------------------- ----------------- ------------- -------------
ASSETS:
  Investments at fair value        $ 146,317,686       $ 3,052,197  $ 96,045,857   $ 3,331,449
  Due from New England Life
     Insurance Company                        --                --            --            --
                            -------------------- ----------------- ------------- -------------
       Total Assets                  146,317,686         3,052,197    96,045,857     3,331,449
                            -------------------- ----------------- ------------- -------------
LIABILITIES:
  Due to New England Life
     Insurance Company                   109,763             7,744        39,283         5,673
                            -------------------- ----------------- ------------- -------------
       Total Liabilities                 109,763             7,744        39,283         5,673
                            -------------------- ----------------- ------------- -------------
NET ASSETS                         $ 146,207,923       $ 3,044,453  $ 96,006,574   $ 3,325,776
                            ==================== ================= ============= =============

The accompanying notes are an integral part of these financial statements.

                             MSF
  MSF BLACKROCK BLACKROCK LEGACY MSF BLACKROCK     MSF DAVIS        MSF FI MSF JENNISON
LARGE CAP VALUE LARGE CAP GROWTH  MONEY MARKET VENTURE VALUE VALUE LEADERS       GROWTH
    SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
--------------- ---------------- ------------- ------------- ------------- ------------
    $ 9,961,876    $ 140,499,410  $ 66,979,883 $ 217,337,589  $ 42,067,567  $ 6,381,816
             --            7,149            --            --            --           --
--------------- ---------------- ------------- ------------- ------------- ------------
      9,961,876      140,506,559    66,979,883   217,337,589    42,067,567    6,381,816
--------------- ---------------- ------------- ------------- ------------- ------------
         30,182               --        62,712         9,425        21,399        6,350
--------------- ---------------- ------------- ------------- ------------- ------------
         30,182               --        62,712         9,425        21,399        6,350
--------------- ---------------- ------------- ------------- ------------- ------------
    $ 9,931,694    $ 140,506,559  $ 66,917,171 $ 217,328,164  $ 42,046,168  $ 6,375,466
=============== ================ ============= ============= ============= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                                 MSF METLIFE
                            MSF LOOMIS SAYLES MSF LOOMIS SAYLES MSF MET/ARTISAN CONSERVATIVE
                               SMALL CAP CORE  SMALL CAP GROWTH   MID CAP VALUE   ALLOCATION
                                  SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT
                            ----------------- ----------------- --------------- ------------
ASSETS:
  Investments at fair value     $ 120,231,884       $ 6,354,348    $ 94,956,255  $ 7,855,576
  Due from New England Life
     Insurance Company                     --                --           1,761           --
                            ----------------- ----------------- --------------- ------------
       Total Assets               120,231,884         6,354,348      94,958,016    7,855,576
                            ----------------- ----------------- --------------- ------------
LIABILITIES:
  Due to New England Life
     Insurance Company                 11,521               517              --       12,389
                            ----------------- ----------------- --------------- ------------
       Total Liabilities               11,521               517              --       12,389
                            ----------------- ----------------- --------------- ------------
NET ASSETS                      $ 120,220,363       $ 6,353,831    $ 94,958,016  $ 7,843,187
                            ================= ================= =============== ============

The accompanying notes are an integral part of these financial statements.

        MSF METLIFE                                                   MSF METLIFE
    CONSERVATIVE TO         MSF METLIFE         MSF METLIFE           MODERATE TO   MSF METLIFE      MSF MFS
MODERATE ALLOCATION MID CAP STOCK INDEX MODERATE ALLOCATION AGGRESSIVE ALLOCATION   STOCK INDEX TOTAL RETURN
        SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
------------------- ------------------- ------------------- --------------------- ------------- ------------
       $ 11,447,090        $ 18,137,304        $ 41,254,326          $ 46,440,477 $ 135,104,987 $ 83,788,194
                 --                  --                  --                96,577            --       16,592
------------------- ------------------- ------------------- --------------------- ------------- ------------
         11,447,090          18,137,304          41,254,326            46,537,054   135,104,987   83,804,786
------------------- ------------------- ------------------- --------------------- ------------- ------------
             12,596              41,781             106,465                    --        21,089           --
------------------- ------------------- ------------------- --------------------- ------------- ------------
             12,596              41,781             106,465                    --        21,089           --
------------------- ------------------- ------------------- --------------------- ------------- ------------
       $ 11,434,494        $ 18,095,523        $ 41,147,861          $ 46,537,054 $ 135,083,898 $ 83,804,786
=================== =================== =================== ===================== ============= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2011

                                                                                         MSF
                                          MSF MORGAN STANLEY  MSF NEUBERGER NEUBERGER BERMAN
                            MSF MFS VALUE         EAFE INDEX BERMAN GENESIS    MID CAP VALUE
                              SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT
                            ------------- ------------------ -------------- ----------------
ASSETS:
  Investments at fair value  $ 13,184,366       $ 11,632,265   $ 36,355,419     $ 27,149,569
  Due from New England Life
     Insurance Company                 --             24,847             --               --
                            ------------- ------------------ -------------- ----------------
       Total Assets            13,184,366         11,657,112     36,355,419       27,149,569
                            ------------- ------------------ -------------- ----------------
LIABILITIES:
  Due to New England Life
     Insurance Company              1,242                 --         22,108           24,373
                            ------------- ------------------ -------------- ----------------
       Total Liabilities            1,242                 --         22,108           24,373
                            ------------- ------------------ -------------- ----------------
NET ASSETS                   $ 13,183,124       $ 11,657,112   $ 36,333,311     $ 27,125,196
                            ============= ================== ============== ================

The accompanying notes are an integral part of these financial statements.

                                                                 MSF WESTERN ASSET
                                                                        MANAGEMENT MSF WESTERN ASSET
MSF OPPENHEIMER  MSF RUSSELL MSF T. ROWE PRICE MSF T. ROWE PRICE    STRATEGIC BOND        MANAGEMENT
  GLOBAL EQUITY   2000 INDEX  LARGE CAP GROWTH  SMALL CAP GROWTH     OPPORTUNITIES   U.S. GOVERNMENT
    SUB-ACCOUNT  SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
--------------- ------------ ----------------- ----------------- ----------------- -----------------
    $ 6,924,502 $ 18,558,123       $ 9,116,019       $ 7,588,356      $ 16,611,051       $ 7,793,028
             --           --                --                --                --                --
--------------- ------------ ----------------- ----------------- ----------------- -----------------
      6,924,502   18,558,123         9,116,019         7,588,356        16,611,051         7,793,028
--------------- ------------ ----------------- ----------------- ----------------- -----------------
         13,141       28,006            13,003            14,761            33,422            21,097
--------------- ------------ ----------------- ----------------- ----------------- -----------------
         13,141       28,006            13,003            14,761            33,422            21,097
--------------- ------------ ----------------- ----------------- ----------------- -----------------
    $ 6,911,361 $ 18,530,117       $ 9,103,016       $ 7,573,595      $ 16,577,629       $ 7,771,931
=============== ============ ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2011

                                                        MSF
                                              ZENITH EQUITY
                                                SUB-ACCOUNT
                                              -------------
ASSETS:
  Investments at fair value                   $ 397,760,816
  Due from New England Life Insurance Company            --
                                              -------------
       Total Assets                             397,760,816
                                              -------------
LIABILITIES:
  Due to New England Life Insurance Company          72,237
                                              -------------
       Total Liabilities                             72,237
                                              -------------
NET ASSETS                                    $ 397,688,579
                                              =============

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                               AMERICAN FUNDS BOND
                                                                       SUB-ACCOUNT
                                                        --------------------------------
                                                            2011      2010      2009
                                                        --------- --------- ------------
INVESTMENT INCOME:
     Dividends                                          $ 331,850 $ 373,168   $ 347,791
                                                        --------- --------- ------------
EXPENSES:
     Mortality and expense risk charges                    35,671    41,161      37,971
                                                        --------- --------- ------------
        Total expenses                                     35,671    41,161      37,971
                                                        --------- --------- ------------
           Net investment income (loss)                   296,179   332,007     309,820
                                                        --------- --------- ------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                               --        --          --
     Realized gains (losses) on sale of investments        42,386     9,068    (214,520)
                                                        --------- --------- ------------
        Net realized gains (losses)                        42,386     9,068    (214,520)
                                                        --------- --------- ------------
     Change in unrealized gains (losses) on investments   310,940   404,253   1,122,817
                                                        --------- --------- ------------
     Net realized and changes in unrealized
        gains (losses) on investments                     353,326   413,321     908,297
                                                        --------- --------- ------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 649,505 $ 745,328 $ 1,218,117
                                                        ========= ========= ============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

     AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION                            AMERICAN FUNDS GROWTH
                                    SUB-ACCOUNT                                      SUB-ACCOUNT
----------------------------------------------- ------------------------------------------------
       2011            2010             2009           2011             2010            2009
---------------- ---------------  ------------- --------------- ---------------- ---------------
    $ 804,737     $ 1,055,623       $ 137,174       $ 976,494      $ 1,128,381       $ 918,218
---------------- ---------------  ------------- --------------- ---------------- ---------------
      230,362         233,539         192,010         559,022          559,977         511,448
---------------- ---------------  ------------- --------------- ---------------- ---------------
      230,362         233,539         192,010         559,022          559,977         511,448
---------------- ---------------  ------------- --------------- ---------------- ---------------
      574,375         822,084         (54,836)        417,472          568,404         406,770
---------------- ---------------  ------------- --------------- ---------------- ---------------
           --              --             --              --               --              --
      (65,287)       (559,314)     (3,601,127)      1,530,247       (1,414,861)     (6,120,064)
---------------- ---------------  ------------- --------------- ---------------- ---------------
      (65,287)       (559,314)     (3,601,127)      1,530,247       (1,414,861)     (6,120,064)
---------------- ---------------  ------------- --------------- ---------------- ---------------
  (12,776,036)     12,145,067      26,946,229      (8,668,757)      28,046,729      52,353,013
---------------- ---------------  ------------- --------------- ---------------- ---------------
  (12,841,323)     11,585,753      23,345,102      (7,138,510)      26,631,868      46,232,949
---------------- ---------------  ------------- --------------- ---------------- ---------------
$ (12,266,948)   $ 12,407,837     $23,290,266    $ (6,721,038)    $ 27,200,272    $ 46,639,719
================ ===============  ============= =============== ================ ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                               AMERICAN FUNDS GROWTH-INCOME
                                                                                SUB-ACCOUNT
                                                        -----------------------------------------
                                                             2011          2010           2009
                                                        ------------- ------------- -------------
INVESTMENT INCOME:
     Dividends                                           $ 1,494,416   $ 1,416,900    $ 1,361,988
                                                        ------------- ------------- -------------
EXPENSES:
     Mortality and expense risk charges                      296,137       298,502        272,271
                                                        ------------- ------------- -------------
        Total expenses                                       296,137       298,502        272,271
                                                        ------------- ------------- -------------
           Net investment income (loss)                    1,198,279     1,118,398      1,089,717
                                                        ------------- ------------- -------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --            --             --
     Realized gains (losses) on sale of investments         (215,869)     (985,702)    (3,325,856)
                                                        ------------- ------------- -------------
        Net realized gains (losses)                         (215,869)     (985,702)    (3,325,856)
                                                        ------------- ------------- -------------
     Change in unrealized gains (losses) on investments   (3,008,454)   10,115,629     25,593,693
                                                        ------------- ------------- -------------
     Net realized and changes in unrealized
        gains (losses) on investments                     (3,224,323)    9,129,927     22,267,837
                                                        ------------- ------------- -------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ (2,026,044) $ 10,248,325   $ 23,357,554
                                                        ============= ============= =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

          FIDELITY VIP EQUITY-INCOME               MIST BLACKROCK LARGE CAP CORE
                         SUB-ACCOUNT                                 SUB-ACCOUNT
---------------------------------------------- ---------------------------------------
     2011            2010            2009         2011           2010         2009
-------------- --------------- --------------- ------------ -------------- -----------
$ 2,328,982     $ 1,656,214     $ 1,881,804     $ 30,191       $ 32,654    $ 25,978
-------------- --------------- --------------- ------------ -------------- -----------
    536,933         526,012         480,664        6,938          5,765       3,679
-------------- --------------- --------------- ------------ -------------- -----------
    536,933         526,012         480,664        6,938          5,765       3,679
-------------- --------------- --------------- ------------ -------------- -----------
  1,792,049       1,130,202       1,401,140       23,253         26,889      22,299
-------------- --------------- --------------- ------------ -------------- -----------
         --              --              --           --             --          --
 (1,563,657)     (3,299,985)     (6,463,819)       9,494        (42,331)   (122,553)
-------------- --------------- --------------- ------------ -------------- -----------
 (1,563,657)     (3,299,985)     (6,463,819)       9,494        (42,331)   (122,553)
-------------- --------------- --------------- ------------ -------------- -----------
    224,833      14,741,314      26,930,907      (79,243)       327,023     478,999
-------------- --------------- --------------- ------------ -------------- -----------
 (1,338,824)     11,441,329      20,467,088      (69,749)       284,692     356,446
-------------- --------------- --------------- ------------ -------------- -----------
  $ 453,225    $ 12,571,531    $ 21,868,228    $ (46,496)     $ 311,581    $378,745
============== =============== =============== ============ ============== ===========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                MIST CLARION GLOBAL REAL ESTATE
                                                                                    SUB-ACCOUNT
                                                        --------------------------------------------
                                                              2011           2010           2009
                                                        --------------- -------------- -------------
INVESTMENT INCOME:
     Dividends                                             $ 753,019    $ 1,374,460     $ 487,182
                                                        --------------- -------------- -------------
EXPENSES:
     Mortality and expense risk charges                       58,785         54,394        48,476
                                                        --------------- -------------- -------------
        Total expenses                                        58,785         54,394        48,476
                                                        --------------- -------------- -------------
           Net investment income (loss)                      694,234      1,320,066       438,706
                                                        --------------- -------------- -------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --             --            --
     Realized gains (losses) on sale of investments         (664,569)    (1,138,156)   (1,910,846)
                                                        --------------- -------------- -------------
        Net realized gains (losses)                         (664,569)    (1,138,156)   (1,910,846)
                                                        --------------- -------------- -------------
     Change in unrealized gains (losses) on investments   (1,042,741)     2,336,045     5,915,589
                                                        --------------- -------------- -------------
     Net realized and changes in unrealized
        gains (losses) on investments                     (1,707,310)     1,197,889     4,004,743
                                                        --------------- -------------- -------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ (1,013,076)   $ 2,517,955   $ 4,443,449
                                                        =============== ============== =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

              MIST HARRIS OAKMARK INTERNATIONAL            MIST INVESCO SMALL CAP GROWTH
                                    SUB-ACCOUNT                              SUB-ACCOUNT
------------------------------------------------ ----------------------------------------
      2011           2010              2009         2011           2010         2009
--------------- -------------- ----------------- ------------ -------------- ------------
    $ 12,820      $ 909,169       $ 2,662,181         $ --           $ --         $ --
--------------- -------------- ----------------- ------------ -------------- ------------
     170,578        165,078           128,061       13,730         12,247       11,460
--------------- -------------- ----------------- ------------ -------------- ------------
     170,578        165,078           128,061       13,730         12,247       11,460
--------------- -------------- ----------------- ------------ -------------- ------------
    (157,758)       744,091         2,534,120      (13,730)       (12,247)     (11,460)
--------------- -------------- ----------------- ------------ -------------- ------------
          --             --                --           --             --           --
    (419,301)      (893,970)       (3,023,910)      80,259        (17,979)    (546,326)
--------------- -------------- ----------------- ------------ -------------- ------------
    (419,301)      (893,970)       (3,023,910)      80,259        (17,979)    (546,326)
--------------- -------------- ----------------- ------------ -------------- ------------
  (6,002,731)     6,862,962        15,307,223     (100,253)       775,740    1,398,839
--------------- -------------- ----------------- ------------ -------------- ------------
  (6,422,032)     5,968,992        12,283,313      (19,994)       757,761      852,513
--------------- -------------- ----------------- ------------ -------------- ------------
$ (6,579,790)   $ 6,713,083      $ 14,817,433    $ (33,724)     $ 745,514    $ 841,053
=============== ============== ================= ============ ============== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                      MIST JANUS FORTY
                                                                           SUB-ACCOUNT
                                                        ------------------------------------------------
                                                            2011                2010           2009
                                                        ------------- ------------------- --------------
INVESTMENT INCOME:
     Dividends                                           $ 235,763           $ 244,916           $ --
                                                        ------------- ------------------- --------------
EXPENSES:
     Mortality and expense risk charges                     46,368              53,225         40,875
                                                        ------------- ------------------- --------------
        Total expenses                                      46,368              53,225         40,875
                                                        ------------- ------------------- --------------
           Net investment income (loss)                    189,395             191,691        (40,875)
                                                        ------------- ------------------- --------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                --                  --             --
     Realized gains (losses) on sale of investments         (1,486)           (184,054)      (557,145)
                                                        ------------- ------------------- --------------
        Net realized gains (losses)                         (1,486)           (184,054)      (557,145)
                                                        ------------- ------------------- --------------
     Change in unrealized gains (losses) on investments (1,151,187)          1,185,370      4,191,424
                                                        ------------- ------------------- --------------
     Net realized and changes in unrealized
        gains (losses) on investments                   (1,152,673)          1,001,316      3,634,279
                                                        ------------- ------------------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ (963,278)        $ 1,193,007    $ 3,593,404
                                                        ============= =================== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

              MIST LAZARD MID CAP                   MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH
                      SUB-ACCOUNT                                                     SUB-ACCOUNT
--------------------------------------------------- ------------------------------------------------
      2011                   2010           2009          2011           2010                2009
------------- ---------------------- -------------- ------------- -------------- -------------------
  $ 58,867               $ 64,823       $ 70,934       $ 3,625        $ 1,805             $ 2,386
------------- ---------------------- -------------- ------------- -------------- -------------------
    22,049                 22,352         19,542        39,117         11,525               7,661
------------- ---------------------- -------------- ------------- -------------- -------------------
    22,049                 22,352         19,542        39,117         11,525               7,661
------------- ---------------------- -------------- ------------- -------------- -------------------
    36,818                 42,471         51,392       (35,492)        (9,720)             (5,275)
------------- ---------------------- -------------- ------------- -------------- -------------------
        --                     --             --            --             --                  --
  (122,416)              (292,940)      (818,312)       67,108        (72,844)           (394,944)
------------- ---------------------- -------------- ------------- -------------- -------------------
  (122,416)              (292,940)      (818,312)       67,108        (72,844)           (394,944)
------------- ---------------------- -------------- ------------- -------------- -------------------
  (296,505)             1,500,882      2,418,051      (611,755)       639,822             901,647
------------- ---------------------- -------------- ------------- -------------- -------------------
  (418,921)             1,207,942      1,599,739      (544,647)       566,978             506,703
------------- ---------------------- -------------- ------------- -------------- -------------------
$ (382,103)           $ 1,250,413    $ 1,651,131    $ (580,139)     $ 557,258           $ 501,428
============= ====================== ============== ============= ============== ===================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                 MIST LORD ABBETT BOND DEBENTURE
                                                                                     SUB-ACCOUNT
                                                        ------------------------------------------
                                                              2011          2010         2009
                                                        -------------- ----------- ---------------
INVESTMENT INCOME:
     Dividends                                          $ 2,156,071    $ 2,265,462    $ 2,510,814
                                                        -------------- ----------- ---------------
EXPENSES:
     Mortality and expense risk charges                     134,543        135,269        131,469
                                                        -------------- ----------- ---------------
        Total expenses                                      134,543        135,269        131,469
                                                        -------------- ----------- ---------------
           Net investment income (loss)                   2,021,528      2,130,193      2,379,345
                                                        -------------- ----------- ---------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --             --             --
     Realized gains (losses) on sale of investments         279,810        156,160       (564,005)
                                                        -------------- ----------- ---------------
        Net realized gains (losses)                         279,810        156,160       (564,005)
                                                        -------------- ----------- ---------------
     Change in unrealized gains (losses) on investments    (766,942)     1,933,298      8,294,995
                                                        -------------- ----------- ---------------
     Net realized and changes in unrealized
        gains (losses) on investments                      (487,132)     2,089,458      7,730,990
                                                        -------------- ----------- ---------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 1,534,396    $ 4,219,651   $ 10,110,335
                                                        ============== =========== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

         MIST METLIFE
  AGGRESSIVE STRATEGY             MIST MFS RESEARCH INTERNATIONAL         MIST MORGAN STANLEY MID CAP GROWTH
          SUB-ACCOUNT                                 SUB-ACCOUNT                                SUB-ACCOUNT
---------------------- -------------------------------------------------- ----------------------------------
            2011 (a)          2011            2010              2009            2011          2010 (b)
---------------------- ---------------- --------------- ----------------- --------------- ---------------
               $ --      $ 2,124,723     $ 1,982,135       $ 3,422,051       $ 158,144            $ --
---------------------- ---------------- --------------- ----------------- --------------- ---------------
             13,468          530,467         547,278           529,083         104,148          59,367
---------------------- ---------------- --------------- ----------------- --------------- ---------------
             13,468          530,467         547,278           529,083         104,148          59,367
---------------------- ---------------- --------------- ----------------- --------------- ---------------
            (13,468)       1,594,256       1,434,857         2,892,968          53,996         (59,367)
---------------------- ---------------- --------------- ----------------- --------------- ---------------
                 --               --              --                --         557,351              --
            (74,150)      (2,387,427)     (5,127,391)       (8,518,143)        364,357          57,408
---------------------- ---------------- --------------- ----------------- --------------- ---------------
            (74,150)      (2,387,427)     (5,127,391)       (8,518,143)        921,708          57,408
---------------------- ---------------- --------------- ----------------- --------------- ---------------
           (993,530)      (9,965,462)     14,487,678        33,302,946      (2,493,224)      3,178,883
---------------------- ---------------- --------------- ----------------- --------------- ---------------
         (1,067,680)     (12,352,889)      9,360,287        24,784,803      (1,571,516)      3,236,291
---------------------- ---------------- --------------- ----------------- --------------- ---------------
       $ (1,081,148)   $ (10,758,633)   $ 10,795,144      $ 27,677,771    $ (1,517,520)    $ 3,176,924
====================== ================ =============== ================= =============== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                        MIST OPPENHEIMER CAPITAL APPRECIATION
                                                                                  SUB-ACCOUNT
                                                        -------------------------------------
                                                            2011         2010        2009
                                                        ----------- ------------- -----------
INVESTMENT INCOME:
     Dividends                                           $ 3,481        $ 5,985      $  --
                                                        ----------- ------------- -----------
EXPENSES:
     Mortality and expense risk charges                    2,996          2,862       2,330
                                                        ----------- ------------- -----------
        Total expenses                                     2,996          2,862       2,330
                                                        ----------- ------------- -----------
           Net investment income (loss)                      485          3,123      (2,330)
                                                        ----------- ------------- -----------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                              --             --          --
     Realized gains (losses) on sale of investments      (22,768)       (45,364)    (85,472)
                                                        ----------- ------------- -----------
        Net realized gains (losses)                      (22,768)       (45,364)    (85,472)
                                                        ----------- ------------- -----------
     Change in unrealized gains (losses) on investments   13,334        129,867     359,509
                                                        ----------- ------------- -----------
     Net realized and changes in unrealized
        gains (losses) on investments                     (9,434)        84,503     274,037
                                                        ----------- ------------- -----------
     Net increase (decrease) in net assets resulting
        from operations                                 $ (8,949)      $ 87,626   $ 271,707
                                                        =========== ============= ==========-

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

 MIST PIMCO INFLATION PROTECTED BOND         MIST PIMCO TOTAL RETURN
                         SUB-ACCOUNT                     SUB-ACCOUNT
------------------------------------ -----------------------------------------
    2011        2010        2009           2011           2010         2009
----------- ----------- ------------ ------------- -------------- ------------
  $ 249,403   $ 308,594   $ 333,477    $ 3,779,063    $ 4,694,778  $ 5,353,263
----------- ----------- ------------ ------------- -------------- ------------
     49,074      45,474      30,603        257,856        273,109      268,365
----------- ----------- ------------ ------------- -------------- ------------
     49,074      45,474      30,603        257,856        273,109      268,365
----------- ----------- ------------ ------------- -------------- ------------
    200,329     263,120     302,874      3,521,207      4,421,669    5,084,898
----------- ----------- ------------ ------------- -------------- ------------
    640,644     322,721          --      4,065,494        678,013    3,035,079
    183,708     165,611     (56,642)       283,029        947,304       66,478
----------- ----------- ------------ ------------- -------------- ------------
    824,352     488,332     (56,642)     4,348,523      1,625,317    3,101,557
----------- ----------- ------------ ------------- -------------- ------------
    453,081     185,894   1,214,160     (3,655,970)     2,590,696    3,644,992
----------- ----------- ------------ ------------- -------------- ------------
  1,277,433     674,226   1,157,518        692,553      4,216,013    6,746,549
----------- ----------- ------------ ------------- -------------- ------------
$ 1,477,762   $ 937,346 $ 1,460,392    $ 4,213,760    $ 8,637,682 $ 11,831,447
=========== =========== ============ ============= ============== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                   MIST RCM TECHNOLOGY
                                                                           SUB-ACCOUNT
                                                        --------------------------------------------
                                                             2011           2010           2009
                                                        -------------- -------------- --------------
INVESTMENT INCOME:
     Dividends                                                 $ --           $ --           $ --
                                                        -------------- -------------- --------------
EXPENSES:
     Mortality and expense risk charges                      34,988         28,638         20,200
                                                        -------------- -------------- --------------
        Total expenses                                       34,988         28,638         20,200
                                                        -------------- -------------- --------------
           Net investment income (loss)                     (34,988)       (28,638)       (20,200)
                                                        -------------- -------------- --------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --             --             --
     Realized gains (losses) on sale of investments         206,473       (101,804)      (419,666)
                                                        -------------- -------------- --------------
        Net realized gains (losses)                         206,473       (101,804)      (419,666)
                                                        -------------- -------------- --------------
     Change in unrealized gains (losses) on investments  (1,125,474)     2,178,257      3,015,676
                                                        -------------- -------------- --------------
     Net realized and changes in unrealized
        gains (losses) on investments                      (919,001)     2,076,453      2,596,010
                                                        -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                  $ (953,989)   $ 2,047,815    $ 2,575,810
                                                        ============== ============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

   MIST SSGA GROWTH AND INCOME ETF            MIST SSGA GROWTH ETF
                       SUB-ACCOUNT                     SUB-ACCOUNT
------------------------------------- ------------------------------------
    2011         2010        2009         2011         2010      2009
------------ ----------- ------------ ------------- --------- ------------
$ 141,565       $ 53,854  $ 24,040      $ 57,111     $ 37,985   $ 8,864
------------ ----------- ------------ ------------- --------- ------------
   23,590         11,540     2,031        17,122       13,568     4,148
------------ ----------- ------------ ------------- --------- ------------
   23,590         11,540     2,031        17,122       13,568     4,148
------------ ----------- ------------ ------------- --------- ------------
  117,975         42,314    22,009        39,989       24,417     4,716
------------ ----------- ------------ ------------- --------- ------------
  141,389            176        --            --           --        --
  145,950         28,263   (31,741)       93,227       35,698   (89,486)
------------ ----------- ------------ ------------- --------- ------------
  287,339         28,439   (31,741)       93,227       35,698   (89,486)
------------ ----------- ------------ ------------- --------- ------------
 (354,910)       502,476   362,038      (268,657)     272,740   271,303
------------ ----------- ------------ ------------- --------- ------------
  (67,571)       530,915   330,297      (175,430)     308,438   181,817
------------ ----------- ------------ ------------- --------- ------------
 $ 50,404      $ 573,229 $ 352,306    $ (135,441)   $ 332,855 $ 186,533
============ =========== ============ ============= ========= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                             MIST T. ROWE PRICE MID CAP GROWTH
                                                                                   SUB-ACCOUNT
                                                        -------------------------------------------
                                                             2011           2010           2009
                                                        -------------- -------------- -------------
INVESTMENT INCOME:
     Dividends                                                 $ --           $ --           $ --
                                                        -------------- -------------- -------------
EXPENSES:
     Mortality and expense risk charges                      94,729         86,813         72,931
                                                        -------------- -------------- -------------
        Total expenses                                       94,729         86,813         72,931
                                                        -------------- -------------- -------------
           Net investment income (loss)                     (94,729)       (86,813)       (72,931)
                                                        -------------- -------------- -------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                            663,205             --             --
     Realized gains (losses) on sale of investments         704,485        160,492       (848,226)
                                                        -------------- -------------- -------------
        Net realized gains (losses)                       1,367,690        160,492       (848,226)
                                                        -------------- -------------- -------------
     Change in unrealized gains (losses) on investments  (1,608,713)     5,836,527      8,055,334
                                                        -------------- -------------- -------------
     Net realized and changes in unrealized
        gains (losses) on investments                      (241,023)     5,997,019      7,207,108
                                                        -------------- -------------- -------------
     Net increase (decrease) in net assets resulting
        from operations                                  $ (335,752)   $ 5,910,206    $ 7,134,177
                                                        ============== ============== =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                                                                  MSF BARCLAYS
           MSF ARTIO INTERNATIONAL STOCK          CAPITAL AGGREGATE BOND INDEX
                             SUB-ACCOUNT                           SUB-ACCOUNT
---------------------------------------------- --------------------------------------
      2011           2010           2009          2011        2010          2009
--------------- -------------- ---------------- ------------ ----------- ------------
   $ 465,362      $ 447,609        $ 194,503     $ 5,029,362 $ 4,709,654 $ 1,749,445
--------------- -------------- ---------------- ------------ ----------- ------------
     113,411        126,650          124,492          82,024      89,536      87,216
--------------- -------------- ---------------- ------------ ----------- ------------
     113,411        126,650          124,492          82,024      89,536      87,216
--------------- -------------- ---------------- ------------ ----------- ------------
     351,951        320,959           70,011       4,947,338   4,620,118   1,662,229
--------------- -------------- ---------------- ------------ ----------- ------------
          --             --               --              --          --          --
    (420,302)      (546,205)        (916,141)        128,846      95,948      83,650
--------------- -------------- ---------------- ------------ ----------- ------------
    (420,302)      (546,205)        (916,141)        128,846      95,948      83,650
--------------- -------------- ---------------- ------------ ----------- ------------
  (5,435,503)     2,020,906        6,441,300       5,229,529   1,052,344    (411,186)
--------------- -------------- ---------------- ------------ ----------- ------------
  (5,855,805)     1,474,701        5,525,159       5,358,375   1,148,292    (327,536)
--------------- -------------- ---------------- ------------ ----------- ------------
$ (5,503,854)   $ 1,795,660      $ 5,595,170    $ 10,305,713 $ 5,768,410 $ 1,334,693
=============== ============== ================ ============ =========== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                              MSF BLACKROCK AGGRESSIVE GROWTH
                                                                                  SUB-ACCOUNT
                                                        ------------------------------------------
                                                             2011           2010            2009
                                                        ------------- -------------- -------------
INVESTMENT INCOME:
     Dividends                                             $ 9,265        $ 2,123         $ 4,109
                                                        ------------- -------------- -------------
EXPENSES:
     Mortality and expense risk charges                     11,770         12,544           8,294
                                                        ------------- -------------- -------------
        Total expenses                                      11,770         12,544           8,294
                                                        ------------- -------------- -------------
           Net investment income (loss)                     (2,505)       (10,421)         (4,185)
                                                        ------------- -------------- -------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                --             --              --
     Realized gains (losses) on sale of investments         70,010          9,754        (136,473)
                                                        ------------- -------------- -------------
        Net realized gains (losses)                         70,010          9,754        (136,473)
                                                        ------------- -------------- -------------
     Change in unrealized gains (losses) on investments   (171,200)       403,875         992,740
                                                        ------------- -------------- -------------
     Net realized and changes in unrealized
        gains (losses) on investments                     (101,190)       413,629         856,267
                                                        ------------- -------------- -------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ (103,695)     $ 403,208       $ 852,082
                                                        ============= ============== =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                MSF BLACKROCK BOND INCOME               MSF BLACKROCK DIVERSIFIED
                              SUB-ACCOUNT                             SUB-ACCOUNT
------------------------------------------ ----------------------------------------
    2011         2010            2009         2011            2010         2009
----------- -------------- --------------- ----------- --------------- ------------
$ 3,831,175 $ 4,045,817     $ 7,542,694       $ 75,539     $ 55,512    $ 148,753
----------- -------------- --------------- ----------- --------------- ------------
    472,074     498,931         510,231         11,005        8,270        6,981
----------- -------------- --------------- ----------- --------------- ------------
    472,074     498,931         510,231         11,005        8,270        6,981
----------- -------------- --------------- ----------- --------------- ------------
  3,359,101   3,546,886       7,032,463         64,534       47,242      141,772
----------- -------------- --------------- ----------- --------------- ------------
         --          --              --             --           --           --
     53,195     (69,776)     (1,205,666)        28,821      (20,418)    (162,929)
----------- -------------- --------------- ----------- --------------- ------------
     53,195     (69,776)     (1,205,666)        28,821      (20,418)    (162,929)
----------- -------------- --------------- ----------- --------------- ------------
  2,284,539   4,256,456       3,263,289          4,829      243,365      500,258
----------- -------------- --------------- ----------- --------------- ------------
  2,337,734   4,186,680       2,057,623         33,650      222,947      337,329
----------- -------------- --------------- ----------- --------------- ------------
$ 5,696,835 $ 7,733,566     $ 9,090,086       $ 98,184    $ 270,189    $ 479,101
=========== ============== =============== =========== =============== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                               MSF BLACKROCK LARGE CAP VALUE
                                                                                SUB-ACCOUNT
                                                        ----------------------------------------
                                                            2011          2010           2009
                                                        ------------ -------------- ------------
INVESTMENT INCOME:
     Dividends                                          $ 119,269      $ 105,338      $ 146,234
                                                        ------------ -------------- ------------
EXPENSES:
     Mortality and expense risk charges                    34,408         33,601         30,784
                                                        ------------ -------------- ------------
        Total expenses                                     34,408         33,601         30,784
                                                        ------------ -------------- ------------
           Net investment income (loss)                    84,861         71,737        115,450
                                                        ------------ -------------- ------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                               --             --             --
     Realized gains (losses) on sale of investments       (96,018)      (273,799)      (861,988)
                                                        ------------ -------------- ------------
        Net realized gains (losses)                       (96,018)      (273,799)      (861,988)
                                                        ------------ -------------- ------------
     Change in unrealized gains (losses) on investments   295,255      1,055,852      1,899,580
                                                        ------------ -------------- ------------
     Net realized and changes in unrealized
        gains (losses) on investments                     199,237        782,053      1,037,592
                                                        ------------ -------------- ------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 284,098      $ 853,790    $ 1,153,042
                                                        ============ ============== ============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

             MSF BLACKROCK LEGACY LARGE CAP GROWTH               MSF BLACKROCK MONEY MARKET
                                       SUB-ACCOUNT                              SUB-ACCOUNT
--------------------------------------------------- ----------------------------------------
         2011            2010               2009          2011           2010           2009
---------------- --------------- ------------------ ------------- -------------- -----------
    $ 307,141       $ 360,003          $ 935,287          $ --        $ 8,330    $ 1,138,265
---------------- --------------- ------------------ ------------- -------------- -----------
      902,996         892,266            794,822       277,290        356,628        435,131
---------------- --------------- ------------------ ------------- -------------- -----------
      902,996         892,266            794,822       277,290        356,628        435,131
---------------- --------------- ------------------ ------------- -------------- -----------
     (595,855)       (532,263)           140,465      (277,290)      (348,298)       703,134
---------------- --------------- ------------------ ------------- -------------- -----------
           --              --                 --            --             --             --
    4,356,402       2,728,328         (1,172,590)           --             --             --
---------------- --------------- ------------------ ------------- -------------- -----------
    4,356,402       2,728,328         (1,172,590)           --             --             --
---------------- --------------- ------------------ ------------- -------------- -----------
  (18,713,472)     25,719,182         44,308,123            --             --             --
---------------- --------------- ------------------ ------------- -------------- -----------
  (14,357,070)     28,447,510         43,135,533            --             --             --
---------------- --------------- ------------------ ------------- -------------- -----------
$ (14,952,925)   $ 27,915,247       $ 43,275,998    $ (277,290)    $ (348,298)     $ 703,134
================ =============== ================== ============= ============== ===========

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                            MSF DAVIS VENTURE VALUE
                                                                                        SUB-ACCOUNT
                                                        ---------------------------------------------
                                                              2011            2010         2009
                                                        ---------------- ------------ ---------------
INVESTMENT INCOME:
     Dividends                                            $ 2,740,793     $ 2,476,755  $ 3,514,953
                                                        ---------------- ------------ ---------------
EXPENSES:
     Mortality and expense risk charges                     1,149,723       1,186,002    1,095,531
                                                        ---------------- ------------ ---------------
        Total expenses                                      1,149,723       1,186,002    1,095,531
                                                        ---------------- ------------ ---------------
           Net investment income (loss)                     1,591,070       1,290,753    2,419,422
                                                        ---------------- ------------ ---------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                   --              --           --
     Realized gains (losses) on sale of investments         4,270,724       2,938,920   (2,763,909)
                                                        ---------------- ------------ ---------------
        Net realized gains (losses)                         4,270,724       2,938,920   (2,763,909)
                                                        ---------------- ------------ ---------------
     Change in unrealized gains (losses) on investments   (16,372,125)     21,989,223   62,159,517
                                                        ---------------- ------------ ---------------
     Net realized and changes in unrealized
        gains (losses) on investments                     (12,101,401)     24,928,143   59,395,608
                                                        ---------------- ------------ ---------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ (10,510,331)   $ 26,218,896 $ 61,815,030
                                                        ================ ============ ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                   MSF FI VALUE LEADERS                  MSF JENNISON GROWTH
                            SUB-ACCOUNT                          SUB-ACCOUNT
--------------------------------------------- ----------------------------------
        2011           2010           2009        2011         2010        2009
--------------- -------------- -------------- ----------- --------- ------------
   $ 519,085      $ 740,218    $ 1,218,006    $ 17,212     $ 32,825     $ 9,003
--------------- -------------- -------------- ----------- --------- ------------
     279,447        281,695        257,267      24,990       22,501      19,598
--------------- -------------- -------------- ----------- --------- ------------
     279,447        281,695        257,267      24,990       22,501      19,598
--------------- -------------- -------------- ----------- --------- ------------
     239,638        458,523        960,739      (7,778)      10,324     (10,595)
--------------- -------------- -------------- ----------- --------- ------------
          --             --             --          --           --          --
    (758,038)    (1,192,807)    (3,285,387)    106,710        5,992    (329,827)
--------------- -------------- -------------- ----------- --------- ------------
    (758,038)    (1,192,807)    (3,285,387)    106,710        5,992    (329,827)
--------------- -------------- -------------- ----------- --------- ------------
  (2,538,037)     6,825,881     10,535,765     (62,105)     592,561   1,985,020
--------------- -------------- -------------- ----------- --------- ------------
  (3,296,075)     5,633,074      7,250,378      44,605      598,553   1,655,193
--------------- -------------- -------------- ----------- --------- ------------
$ (3,056,437)   $ 6,091,597    $ 8,211,117    $ 36,827    $ 608,877 $ 1,644,598
=============== ============== ============== =========== ========= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                             MSF LOOMIS SAYLES SMALL CAP CORE
                                                                                  SUB-ACCOUNT
                                                        ------------------------------------------
                                                             2011            2010          2009
                                                        ------------- -------------- -------------
INVESTMENT INCOME:
     Dividends                                           $ 145,847       $ 113,756      $ 300,451
                                                        ------------- -------------- -------------
EXPENSES:
     Mortality and expense risk charges                    699,840         643,056        564,777
                                                        ------------- -------------- -------------
        Total expenses                                     699,840         643,056        564,777
                                                        ------------- -------------- -------------
           Net investment income (loss)                   (553,993)       (529,300)      (264,326)
                                                        ------------- -------------- -------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                --              --             --
     Realized gains (losses) on sale of investments      2,125,138        (548,615)    (4,689,587)
                                                        ------------- -------------- -------------
        Net realized gains (losses)                      2,125,138        (548,615)    (4,689,587)
                                                        ------------- -------------- -------------
     Change in unrealized gains (losses) on investments (1,198,150)     30,293,051     32,615,704
                                                        ------------- -------------- -------------
     Net realized and changes in unrealized
        gains (losses) on investments                      926,988      29,744,436     27,926,117
                                                        ------------- -------------- -------------
     Net increase (decrease) in net assets resulting
        from operations                                  $ 372,995    $ 29,215,136   $ 27,661,791
                                                        ============= ============== =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

     MSF LOOMIS SAYLES SMALL CAP GROWTH             MSF MET/ARTISAN MID CAP VALUE
                            SUB-ACCOUNT                               SUB-ACCOUNT
-------------------------------------------- --------------------------------------------
     2011            2010           2009          2011            2010            2009
-------------- -------------- -------------- -------------- --------------- -------------
       $ --           $ --           $ --      $ 955,097       $ 710,346       $ 930,322
-------------- -------------- -------------- -------------- --------------- -------------
     22,219         15,967         11,201        451,072         428,721         381,019
-------------- -------------- -------------- -------------- --------------- -------------
     22,219         15,967         11,201        451,072         428,721         381,019
-------------- -------------- -------------- -------------- --------------- -------------
    (22,219)       (15,967)       (11,201)       504,025         281,625         549,303
-------------- -------------- -------------- -------------- --------------- -------------
         --             --             --             --              --              --
    183,612       (216,913)      (351,981)    (1,515,778)     (3,323,213)     (7,396,163)
-------------- -------------- -------------- -------------- --------------- -------------
    183,612       (216,913)      (351,981)    (1,515,778)     (3,323,213)     (7,396,163)
-------------- -------------- -------------- -------------- --------------- -------------
    (41,171)     1,654,372      1,403,954      7,107,578      15,822,425      35,315,264
-------------- -------------- -------------- -------------- --------------- -------------
    142,441      1,437,459      1,051,973      5,591,800      12,499,212      27,919,101
-------------- -------------- - ------------ -------------- --------------- - -------------
  $ 120,222    $ 1,421,492    $ 1,040,772    $ 6,095,825    $ 12,780,837    $ 28,468,404
============== ============== ============== ============== =============== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                         MSF METLIFE CONSERVATIVE ALLOCATION
                                                                                 SUB-ACCOUNT
                                                        ------------------------------------
                                                            2011        2010         2009
                                                        ----------- ----------- ------------
INVESTMENT INCOME:
     Dividends                                          $ 215,371     $ 202,218  $ 140,649
                                                        ----------- ----------- ------------
EXPENSES:
     Mortality and expense risk charges                    27,309        22,025     15,017
                                                        ----------- ----------- ------------
        Total expenses                                     27,309        22,025     15,017
                                                        ----------- ----------- ------------
           Net investment income (loss)                   188,062       180,193    125,632
                                                        ----------- ----------- ------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                               --            --     26,470
     Realized gains (losses) on sale of investments       169,568        93,076   (100,275)
                                                        ----------- ----------- ------------
        Net realized gains (losses)                       169,568        93,076    (73,805)
                                                        ----------- ----------- ------------
     Change in unrealized gains (losses) on investments  (106,390)      243,952    733,354
                                                        ----------- ----------- ------------
     Net realized and changes in unrealized
        gains (losses) on investments                      63,178       337,028    659,549
                                                        ----------- ----------- ------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 251,240     $ 517,221  $ 785,181
                                                        ----------- ----------- ------------

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

       MSF METLIFE CONSERVATIVE TO
               MODERATE ALLOCATION              MSF METLIFE MID CAP STOCK INDEX
                       SUB-ACCOUNT                                  SUB-ACCOUNT
--------------------------------------- ------------------------------------------
   2011          2010         2009          2011           2010          2009
------------ ----------- --------------- ------------- ------------- ------------
$ 238,455      $ 268,992    $ 154,299     $ 182,816      $ 171,500     $ 254,880
------------ ----------- --------------- ------------- ------------- ------------
   27,609         20,414       13,995        68,407         59,304        49,730
------------ ----------- --------------- ------------- ------------- ------------
   27,609         20,414       13,995        68,407         59,304        49,730
------------ ----------- --------------- ------------- ------------- ------------
  210,846        248,578      140,304       114,409        112,196       205,150
------------ ----------- --------------- ------------- ------------- ------------
       --             --       32,221       839,227         21,618       560,736
   90,954        110,460     (207,158)      181,991       (147,012)     (683,205)
------------ ----------- --------------- ------------- ------------- ------------
   90,954        110,460     (174,937)    1,021,218       (125,394)     (122,469)
------------ ----------- --------------- ------------- ------------- ------------
 (232,476)       578,350    1,108,260    (1,564,916)     4,093,522     4,498,855
------------ ----------- --------------- ------------- ------------- ------------
 (141,522)       688,810      933,323      (543,698)     3,968,128     4,376,386
------------ ----------- --------------- ------------- ------------- ------------
 $ 69,324      $ 937,388  $ 1,073,627    $ (429,289)   $ 4,080,324   $ 4,581,536
============ =========== =============== ============= ============= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                           MSF METLIFE MODERATE ALLOCATION
                                                                               SUB-ACCOUNT
                                                        ---------------------------------------
                                                            2011          2010         2009
                                                        ------------- ----------- -------------
INVESTMENT INCOME:
     Dividends                                           $ 730,620      $ 984,632    $ 908,370
                                                        ------------- ----------- -------------
EXPENSES:
     Mortality and expense risk charges                    126,052         99,247       77,501
                                                        ------------- ----------- -------------
        Total expenses                                     126,052         99,247       77,501
                                                        ------------- ----------- -------------
           Net investment income (loss)                    604,568        885,385      830,869
                                                        ------------- ----------- -------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                --             --      437,363
     Realized gains (losses) on sale of investments        350,176         13,570   (1,105,983)
                                                        ------------- ----------- -------------
        Net realized gains (losses)                        350,176         13,570     (668,620)
                                                        ------------- ----------- -------------
     Change in unrealized gains (losses) on investments (1,521,172)     3,656,464    6,762,521
                                                        ------------- ----------- -------------
     Net realized and changes in unrealized
        gains (losses) on investments                   (1,170,996)     3,670,034    6,093,901
                                                        ------------- ----------- -------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ (566,428)   $ 4,555,419  $ 6,924,770
                                                        ============= =========== =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

 MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION                   MSF METLIFE STOCK INDEX
                                   SUB-ACCOUNT                               SUB-ACCOUNT
------------------------------------------------ ----------------------------------------------
      2011           2010              2009           2011            2010            2009
--------------- -------------- ----------------- -------------- --------------- ---------------
   $ 838,175    $ 1,179,479       $ 1,160,829    $ 2,357,644     $ 2,411,839     $ 3,542,365
--------------- -------------- ----------------- -------------- --------------- ---------------
     141,072        132,289           114,336        745,606         729,066         685,777
--------------- -------------- ----------------- -------------- --------------- ---------------
     141,072        132,289           114,336        745,606         729,066         685,777
--------------- -------------- ----------------- -------------- --------------- ---------------
     697,103      1,047,190         1,046,493      1,612,038       1,682,773       2,856,588
--------------- -------------- ----------------- -------------- --------------- ---------------
          --             --           568,569        867,613              --       2,648,340
      89,842       (463,575)       (2,273,610)       106,189      (1,570,930)     (5,627,390)
--------------- -------------- ----------------- -------------- --------------- ---------------
      89,842       (463,575)       (1,705,041)       973,802      (1,570,930)     (2,979,050)
--------------- -------------- ----------------- -------------- --------------- ---------------
  (2,666,193)     6,368,871        11,742,977       (691,925)     18,028,469      30,593,036
--------------- -------------- ----------------- -------------- --------------- ---------------
  (2,576,351)     5,905,296        10,037,936        281,877      16,457,539      27,613,986
--------------- -------------- ----------------- -------------- --------------- ---------------
$ (1,879,248)   $ 6,952,486      $ 11,084,429    $ 1,893,915    $ 18,140,312    $ 30,470,574
=============== ============== ================= ============== =============== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                   MSF MFS TOTAL RETURN
                                                                            SUB-ACCOUNT
                                                        ---------------------------------------------
                                                             2011           2010            2009
                                                        -------------- -------------- ---------------
INVESTMENT INCOME:
     Dividends                                          $ 2,415,027    $ 2,799,334     $ 3,951,876
                                                        -------------- -------------- ---------------
EXPENSES:
     Mortality and expense risk charges                     452,653        473,902         463,191
                                                        -------------- -------------- ---------------
        Total expenses                                      452,653        473,902         463,191
                                                        -------------- -------------- ---------------
           Net investment income (loss)                   1,962,374      2,325,432       3,488,685
                                                        -------------- -------------- ---------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --             --              --
     Realized gains (losses) on sale of investments        (304,123)    (1,139,944)     (2,858,231)
                                                        -------------- -------------- ---------------
        Net realized gains (losses)                        (304,123)    (1,139,944)     (2,858,231)
                                                        -------------- -------------- ---------------
     Change in unrealized gains (losses) on investments      44,033      7,092,134      14,314,270
                                                        -------------- -------------- ---------------
     Net realized and changes in unrealized
        gains (losses) on investments                      (260,090)     5,952,190      11,456,039
                                                        -------------- -------------- ---------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 1,702,284    $ 8,277,622    $ 14,944,724
                                                        ============== ============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

             MSF MFS VALUE                        MSF MORGAN STANLEY EAFE INDEX
               SUB-ACCOUNT                                          SUB-ACCOUNT
-------------------------------------------- ------------------------------------------
     2011             2010           2009            2011           2010         2009
------------ ---------------- -------------- --------------- ------------- -------------
$ 202,078        $ 173,537           $ --       $ 337,048      $ 399,692    $ 585,842
------------ ---------------- -------------- --------------- ---------------------------
   38,897           34,173         28,944          43,632         47,942       47,199
------------ ---------------- -------------- --------------- ------------- -------------
   38,897           34,173         28,944          43,632         47,942       47,199
------------ ---------------- -------------- --------------- ------------- -------------
  163,181          139,364        (28,944)        293,416        351,750      538,643
------------ ---------------- -------------- --------------- ------------- -------------
       --               --             --              --             --       95,113
   70,774         (102,141)      (358,257)       (180,949)      (479,365)  (1,050,194)
------------ ---------------- -------------- --------------- ------------- -------------
   70,774         (102,141)      (358,257)       (180,949)      (479,365)    (955,081)
------------ ---------------- -------------- --------------- ------------- -------------
 (156,520)       1,215,156      2,390,394      (1,791,113)     1,109,125    3,934,370
------------ ---------------- -------------- --------------- ------------- -------------
  (85,746)       1,113,015      2,032,137      (1,972,062)       629,760    2,979,289
------------ ---------------- -------------- --------------- ------------- -------------
 $ 77,435      $ 1,252,379    $ 2,003,193    $ (1,678,646)     $ 981,510  $ 3,517,932
============ ================ ============== =============== ============= =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                     MSF NEUBERGER BERMAN GENESIS
                                                                                      SUB-ACCOUNT
                                                        --------------------------------------------
                                                               2011           2010           2009
                                                        -------------- -------------- --------------
INVESTMENT INCOME:
     Dividends                                            $ 284,753      $ 174,247      $ 357,958
                                                        -------------- -------------- --------------
EXPENSES:
     Mortality and expense risk charges                     146,810        134,177        129,889
                                                        -------------- -------------- --------------
        Total expenses                                      146,810        134,177        129,889
                                                        -------------- -------------- --------------
           Net investment income (loss)                     137,943         40,070        228,069
                                                        -------------- -------------- --------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --             --             --
     Realized gains (losses) on sale of investments      (1,126,214)    (2,429,709)    (3,770,828)
                                                        -------------- -------------- --------------
        Net realized gains (losses)                      (1,126,214)    (2,429,709)    (3,770,828)
                                                        -------------- -------------- --------------
     Change in unrealized gains (losses) on investments   2,953,822      9,008,497      7,372,568
                                                        -------------- -------------- --------------
     Net realized and changes in unrealized
        gains (losses) on investments                     1,827,608      6,578,788      3,601,740
                                                        -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 1,965,551    $ 6,618,858    $ 3,829,809
                                                        ============== ============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

     MSF NEUBERGER BERMAN MID CAP VALUE               MSF OPPENHEIMER GLOBAL EQUITY
                            SUB-ACCOUNT                                 SUB-ACCOUNT
--------------------------------------------- -----------------------------------------
      2011           2010           2009          2011           2010         2009
--------------- -------------- -------------- ------------- ----------- ---------------
   $ 240,875      $ 244,990      $ 359,740     $ 157,238      $ 105,245    $ 128,078
--------------- -------------- -------------- ------------- ----------- ---------------
     117,486        114,539         91,321        29,695         24,140       16,888
--------------- -------------- -------------- ------------- ----------- ---------------
     117,486        114,539         91,321        29,695         24,140       16,888
--------------- -------------- -------------- ------------- ----------- ---------------
     123,389        130,451        268,419       127,543         81,105      111,190
--------------- -------------- -------------- ------------- ----------- ---------------
          --             --          7,159            --             --           --
     203,703       (387,790)    (1,879,319)      162,561         25,730     (614,945)
--------------- -------------- -------------- ------------- ----------- ---------------
     203,703       (387,790)    (1,872,160)      162,561         25,730     (614,945)
--------------- -------------- -------------- ------------- ----------- ---------------
  (2,251,766)     7,017,163     10,630,614      (876,202)     1,041,540    2,262,131
--------------- -------------- -------------- ------------- ----------- ---------------
  (2,048,063)     6,629,373      8,758,454      (713,641)     1,067,270    1,647,186
--------------- -------------- -------------- ------------- ----------- ---------------
$ (1,924,674)   $ 6,759,824    $ 9,026,873    $ (586,098)   $ 1,148,375  $ 1,758,376
=============== ============== ============== ============= =========== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                         MSF RUSSELL 2000 INDEX
                                                                                    SUB-ACCOUNT
                                                        -------------------------------------------
                                                             2011           2010           2009
                                                        ------------- -------------- --------------
INVESTMENT INCOME:
     Dividends                                           $ 218,743      $ 215,892      $ 348,774
                                                        ------------- -------------- --------------
EXPENSES:
     Mortality and expense risk charges                     76,141         76,238         68,827
                                                        ------------- -------------- --------------
        Total expenses                                      76,141         76,238         68,827
                                                        ------------- -------------- --------------
           Net investment income (loss)                    142,602        139,654        279,947
                                                        ------------- -------------- --------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                --             --        474,926
     Realized gains (losses) on sale of investments         98,499       (423,882)    (1,287,636)
                                                        ------------- -------------- --------------
        Net realized gains (losses)                         98,499       (423,882)      (812,710)
                                                        ------------- -------------- --------------
     Change in unrealized gains (losses) on investments (1,123,292)     4,984,934      4,554,390
                                                        ------------- -------------- --------------
     Net realized and changes in unrealized
        gains (losses) on investments                   (1,024,793)     4,561,052      3,741,680
                                                        ------------- -------------- --------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ (882,191)   $ 4,700,706    $ 4,021,627
                                                        ============= ============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

    MSF T. ROWE PRICE LARGE CAP GROWTH          MSF T. ROWE PRICE SMALL CAP GROWTH
                           SUB-ACCOUNT                                 SUB-ACCOUNT
------------------------------------------- -----------------------------------------
     2011           2010           2009        2011           2010           2009
------------- -------------- -------------- ----------- -------------- --------------
   $ 7,488       $ 19,003       $ 38,646        $ --           $ --       $ 11,161
------------- -------------- -------------- ----------- -------------- --------------
    36,338         28,400         24,262      30,515         17,022         12,713
------------- -------------- -------------- ----------- -------------- --------------
    36,338         28,400         24,262      30,515         17,022         12,713
------------- -------------- -------------- ----------- -------------- --------------
   (28,850)        (9,397)        14,384     (30,515)       (17,022)        (1,552)
------------- -------------- -------------- ----------- -------------- --------------
        --             --             --          --             --         87,694
   151,671        (20,266)      (486,706)    263,229          8,250       (308,359)
------------- -------------- -------------- ----------- -------------- --------------
   151,671        (20,266)      (486,706)    263,229          8,250       (220,665)
------------- -------------- -------------- ----------- -------------- --------------
  (319,284)     1,204,373      2,672,522    (210,035)     1,402,367      1,385,648
------------- -------------- -------------- ----------- -------------- --------------
  (167,613)     1,184,107      2,185,816      53,194      1,410,617      1,164,983
------------- -------------- -------------- ----------- -------------- --------------
$ (196,463)   $ 1,174,710    $ 2,200,200    $ 22,679    $ 1,393,595    $ 1,163,431
============= ============== ============== =========== ============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                              MSF WESTERN ASSET
                                                        MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                                    SUB-ACCOUNT
                                                        ---------------------------------------
                                                             2011         2010          2009
                                                        ------------ ------------- ------------
INVESTMENT INCOME:
     Dividends                                          $ 839,519        $ 987,827 $   868,942
                                                        ------------ ------------- ------------
EXPENSES:
     Mortality and expense risk charges                    55,314           53,421      41,539
                                                        ------------ ------------- ------------
        Total expenses                                     55,314           53,421      41,539
                                                        ------------ ------------- ------------
           Net investment income (loss)                   784,205          934,406     827,403
                                                        ------------ ------------- ------------
NET REALIZED AND CHANGES IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                               --               --     383,518
     Realized gains (losses) on sale of investments       188,897          135,339    (320,032)
                                                        ------------ ------------- ------------
        Net realized gains (losses)                       188,897          135,339      63,486
                                                        ------------ ------------- ------------
     Change in unrealized gains (losses) on investments   (18,553)         797,644   2,695,652
                                                        ------------ ------------- ------------
     Net realized and changes in unrealized
        gains (losses) on investments                     170,344          932,983   2,759,138
                                                        ------------ ------------- ------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 954,549      $ 1,867,389 $ 3,586,541
                                                        ============ ============= ============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

              MSF WESTERN ASSET
     MANAGEMENT U.S. GOVERNMENT                     MSF ZENITH EQUITY
                    SUB-ACCOUNT                           SUB-ACCOUNT
---------------------------------- -------------------------------------------------
   2011        2010       2009           2011            2010             2009
--------- ----------- ------------ ---------------- --------------- ----------------
$ 123,237   $ 248,515 $ 382,946      $ 4,543,629     $ 6,795,677     $ 22,503,833
--------- ----------- ------------ ---------------- --------------- ----------------
   26,829      32,178    29,527        2,561,028       2,552,011        2,299,879
--------- ----------- ------------ ---------------- --------------- ----------------
   26,829      32,178    29,527        2,561,028       2,552,011        2,299,879
--------- ----------- ------------ ---------------- --------------- ----------------
   96,408     216,337   353,419        1,982,601       4,243,666       20,203,954
--------- ----------- ------------ ---------------- --------------- ----------------
  282,839      26,199        --               --              --       55,665,388
   22,338      16,155   (58,466)      (5,850,866)    (11,706,089)     (19,006,022)
--------- ----------- ------------ ---------------- --------------- ----------------
  305,177      42,354   (58,466)      (5,850,866)    (11,706,089)      36,659,366
--------- ----------- ------------ ---------------- --------------- ----------------
   15,871     226,024    42,855      (12,315,797)     62,607,149       47,389,321
--------- ----------- ------------ ---------------- --------------- ----------------
  321,048     268,378   (15,611)     (18,166,663)     50,901,060       84,048,687
--------- ----------- ------------ ---------------- --------------- ----------------
$ 417,456   $ 484,715 $ 337,808    $ (16,184,062)   $ 55,144,726    $ 104,252,641
========= =========== ============ ================ =============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                              AMERICAN FUNDS BOND
                                                                                      SUB-ACCOUNT
                                                     -----------------------------------------------
                                                             2011            2010            2009
                                                     --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 296,179       $ 332,007       $ 309,820
  Net realized gains (losses)                              42,386           9,068        (214,520)
  Change in unrealized gains (losses) on investments      310,940         404,253       1,122,817
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                    649,505         745,328       1,218,117
                                                     --------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners            998,704       1,226,399       1,113,974
  Net transfers (including fixed account)              (1,164,716)        905,771       1,586,332
  Policy charges                                         (669,360)       (761,240)       (857,624)
  Transfers for policy benefits and terminations       (1,287,930)     (1,306,177)       (586,063)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (2,123,302)         64,753       1,256,619
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets             (1,473,797)        810,081       2,474,736
NET ASSETS:
  Beginning of year                                    12,310,904      11,500,823       9,026,087
                                                     --------------- --------------- ---------------
  End of year                                        $ 10,837,107    $ 12,310,904    $ 11,500,823
                                                     =============== =============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION                    AMERICAN FUNDS GROWTH
                                 SUB-ACCOUNT                              SUB-ACCOUNT
----------------------------------------------- --------------------------------------------------
      2011            2010            2009             2011             2010             2009
--------------- --------------- --------------- ---------------- ---------------- ----------------
   $ 574,375       $ 822,084       $ (54,836)       $ 417,472        $ 568,404        $ 406,770
     (65,287)       (559,314)     (3,601,127)       1,530,247       (1,414,861)      (6,120,064)
 (12,776,036)     12,145,067      26,946,229       (8,668,757)      28,046,729       52,353,013
--------------- --------------- --------------- ---------------- ---------------- ----------------
 (12,266,948)     12,407,837      23,290,266       (6,721,038)      27,200,272       46,639,719
--------------- --------------- --------------- ---------------- ---------------- ----------------
   5,208,193       6,061,267       7,079,950       14,497,488       16,871,780       20,037,736
  (1,991,283)     (1,489,513)     (1,594,366)      (6,879,178)      (7,890,287)      (6,439,527)
  (3,590,714)     (4,136,435)     (4,397,061)      (9,708,637)     (10,864,544)     (12,203,976)
  (5,424,595)     (6,400,586)     (4,444,554)     (16,103,488)     (16,685,647)     (13,729,215)
--------------- --------------- --------------- ---------------- ---------------- ----------------
  (5,798,399)     (5,965,267)     (3,356,031)     (18,193,815)     (18,568,698)     (12,334,982)
--------------- --------------- --------------- ---------------- ---------------- ----------------
 (18,065,347)      6,442,570      19,934,235      (24,914,853)       8,631,574       34,304,737
  66,963,488      60,520,918      40,586,683      170,692,510      162,060,936      127,756,199
--------------- --------------- --------------- ---------------- ---------------- ----------------
$ 48,898,141    $ 66,963,488    $ 60,520,918    $ 145,777,657    $ 170,692,510    $ 162,060,936
=============== =============== =============== ================ ================ ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                   AMERICAN FUNDS GROWTH-INCOME
                                                                                    SUB-ACCOUNT
                                                     ----------------------------------------------
                                                             2011             2010           2009
                                                     --------------- ---------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,198,279      $ 1,118,398     $ 1,089,717
  Net realized gains (losses)                            (215,869)        (985,702)     (3,325,856)
  Change in unrealized gains (losses) on investments   (3,008,454)      10,115,629      25,593,693
                                                     --------------- ---------------- -------------
     Net increase (decrease) in net assets resulting
       from operations                                 (2,026,044)      10,248,325      23,357,554
                                                     --------------- ---------------- -------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          9,202,077       10,718,881      12,318,583
  Net transfers (including fixed account)              (2,695,796)      (1,300,480)     (3,005,856)
  Policy charges                                       (5,983,057)      (6,692,430)     (7,526,267)
  Transfers for policy benefits and terminations       (8,462,343)      (8,337,607)     (7,889,956)
                                                     --------------- ---------------- -------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (7,939,119)      (5,611,636)     (6,103,496)
                                                     --------------- ---------------- -------------
     Net increase (decrease) in net assets             (9,965,163)       4,636,689      17,254,058
NET ASSETS:
  Beginning of year                                   102,044,715       97,408,026      80,153,968
                                                     --------------- ---------------- -------------
  End of year                                        $ 92,079,552    $ 102,044,715    $ 97,408,026
                                                     =============== ================ =============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

            FIDELITY VIP EQUITY-INCOME                   MIST BLACKROCK LARGE CAP CORE
                           SUB-ACCOUNT                                     SUB-ACCOUNT
----------------------------------------------- ------------------------------------------
     2011            2010            2009           2011           2010             2009
--------------- --------------- --------------- -------------- -------------- ------------
 $ 1,792,049     $ 1,130,202     $ 1,401,140       $ 23,253       $ 26,889       $ 22,299
  (1,563,657)     (3,299,985)     (6,463,819)         9,494        (42,331)      (122,553)
     224,833      14,741,314      26,930,907        (79,243)       327,023        478,999
--------------- --------------- --------------- -------------- -------------- ------------
     453,225      12,571,531      21,868,228        (46,496)       311,581        378,745
--------------- --------------- --------------- -------------- -------------- ------------
   7,222,085       8,146,548       9,364,353        297,056        279,603        315,985
  (1,469,151)     (1,736,719)     (3,739,353)       375,731        177,812        468,906
  (5,241,578)     (5,662,822)     (6,361,510)      (175,215)      (194,379)      (203,095)
  (8,440,869)    (10,189,391)     (8,564,172)      (265,028)      (136,559)      (148,289)
--------------- --------------- --------------- -------------- -------------- ------------
  (7,929,513)     (9,442,384)     (9,300,682)       232,544        126,477        433,507
--------------- --------------- --------------- -------------- -------------- ------------
  (7,476,288)      3,129,147      12,567,546        186,048        438,058        812,252
  96,954,000      93,824,853      81,257,307      2,737,804      2,299,746      1,487,494
--------------- --------------- --------------- -------------- -------------- ------------
$ 89,477,712    $ 96,954,000    $ 93,824,853    $ 2,923,852    $ 2,737,804    $ 2,299,746
=============== =============== =============== ============== ============== ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                 MIST CLARION GLOBAL REAL ESTATE
                                                                                     SUB-ACCOUNT
                                                     -----------------------------------------------
                                                           2011            2010            2009
                                                     --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 694,234     $ 1,320,066       $ 438,706
  Net realized gains (losses)                            (664,569)     (1,138,156)     (1,910,846)
  Change in unrealized gains (losses) on investments   (1,042,741)      2,336,045       5,915,589
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                 (1,013,076)      2,517,955       4,443,449
                                                     --------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,151,832       2,467,072       2,740,172
  Net transfers (including fixed account)                 335,771        (334,623)       (881,546)
  Policy charges                                       (1,315,575)     (1,419,689)     (1,600,762)
  Transfers for policy benefits and terminations       (1,579,922)     (1,701,589)     (1,285,831)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          (407,894)       (988,829)     (1,027,967)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets             (1,420,970)      1,529,126       3,415,482
NET ASSETS:
  Beginning of year                                    18,361,981      16,832,855      13,417,373
                                                     --------------- --------------- ---------------
  End of year                                        $ 16,941,011    $ 18,361,981    $ 16,832,855
                                                     =============== =============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

          MIST HARRIS OAKMARK INTERNATIONAL                   MIST INVESCO SMALL CAP GROWTH
                                SUB-ACCOUNT                                     SUB-ACCOUNT
---------------------------------------------- ---------------------------------------------
      2011            2010            2009           2011           2010             2009
--------------- --------------- --------------- -------------- -------------- --------------
  $ (157,758)      $ 744,091     $ 2,534,120      $ (13,730)     $ (12,247)     $ (11,460)
    (419,301)       (893,970)     (3,023,910)        80,259        (17,979)      (546,326)
  (6,002,731)      6,862,962      15,307,223       (100,253)       775,740      1,398,839
--------------- --------------- --------------- -------------- -------------- --------------
  (6,579,790)      6,713,083      14,817,433        (33,724)       745,514        841,053
--------------- --------------- --------------- -------------- -------------- --------------
   3,597,847       3,772,704       4,313,265        290,033        314,972        353,606
     483,162       1,576,533       1,091,471         41,378       (316,173)      (311,768)
  (2,334,571)     (2,603,923)     (2,667,128)      (257,360)      (253,110)      (298,613)
  (3,882,318)     (4,168,062)     (3,245,653)      (273,250)      (282,131)      (316,161)
--------------- --------------- --------------- -------------- -------------- --------------
  (2,135,880)     (1,422,748)       (508,045)      (199,199)      (536,442)      (572,936)
--------------- --------------- --------------- -------------- -------------- --------------
  (8,715,670)      5,290,335      14,309,388       (232,923)       209,072        268,117
  47,817,814      42,527,479      28,218,091      3,399,620      3,190,548      2,922,431
--------------- --------------- --------------- -------------- -------------- --------------
$ 39,102,144    $ 47,817,814    $ 42,527,479    $ 3,166,697    $ 3,399,620    $ 3,190,548
=============== =============== =============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                   MIST JANUS FORTY
                                                                                        SUB-ACCOUNT
                                                     ---------------------------------------------------
                                                           2011                2010            2009
                                                     --------------- ------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 189,395           $ 191,691       $ (40,875)
  Net realized gains (losses)                              (1,486)           (184,054)       (557,145)
  Change in unrealized gains (losses) on investments   (1,151,187)          1,185,370       4,191,424
                                                     --------------- ------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                   (963,278)          1,193,007       3,593,404
                                                     --------------- ------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,140,615           1,525,553       1,292,453
  Net transfers (including fixed account)              (1,620,086)            857,808       2,186,670
  Policy charges                                         (753,537)           (937,761)       (891,797)
  Transfers for policy benefits and terminations       (1,096,336)         (1,251,700)       (823,905)
                                                     --------------- ------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (2,329,344)            193,900       1,763,421
                                                     --------------- ------------------- ---------------
     Net increase (decrease) in net assets             (3,292,622)          1,386,907       5,356,825
NET ASSETS:
  Beginning of year                                    14,590,838          13,203,931       7,847,106
                                                     --------------- ------------------- ---------------
  End of year                                        $ 11,298,216        $ 14,590,838    $ 13,203,931
                                                     =============== =================== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

               MIST LAZARD MID CAP             MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH
                       SUB-ACCOUNT                                               SUB-ACCOUNT
-------------------------------------------- ------------------------------------------------
     2011           2010           2009            2011           2010              2009
-------------- -------------- -------------- --------------- -------------- -----------------
   $ 36,818       $ 42,471       $ 51,392       $ (35,492)      $ (9,720)         $ (5,275)
   (122,416)      (292,940)      (818,312)         67,108        (72,844)         (394,944)
   (296,505)     1,500,882      2,418,051        (611,755)       639,822           901,647
-------------- -------------- -------------- --------------- -------------- -----------------
   (382,103)     1,250,413      1,651,131        (580,139)       557,258           501,428
-------------- -------------- -------------- --------------- -------------- -----------------
    594,569        719,923        814,593         979,431        294,051           353,242
    152,821       (640,534)      (227,858)      9,453,171        524,020           117,745
   (428,364)      (417,120)      (464,019)       (523,866)      (175,563)         (180,740)
   (612,749)      (531,044)      (747,242)       (764,633)      (254,121)         (220,726)
-------------- -------------- -------------- --------------- -------------- -----------------
   (293,723)      (868,775)      (624,526)      9,144,103        388,387            69,521
-------------- -------------- -------------- --------------- -------------- -----------------
   (675,826)       381,638      1,026,605       8,563,964        945,645           570,949
  6,284,997      5,903,359      4,876,754       3,231,499      2,285,854         1,714,905
-------------- -------------- -------------- --------------- -------------- -----------------
$ 5,609,171    $ 6,284,997    $ 5,903,359    $ 11,795,463    $ 3,231,499       $ 2,285,854
============== ============== ============== =============== ============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                         MIST LORD ABBETT BOND DEBENTURE
                                                                             SUB-ACCOUNT
                                                     -----------------------------------------------
                                                           2011            2010            2009
                                                     --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 2,021,528     $ 2,130,193     $ 2,379,345
  Net realized gains (losses)                             279,810         156,160        (564,005)
  Change in unrealized gains (losses) on investments     (766,942)      1,933,298       8,294,995
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                  1,534,396       4,219,651      10,110,335
                                                     --------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          3,168,229       3,308,190       3,647,703
  Net transfers (including fixed account)                  47,385        (296,189)     (1,587,805)
  Policy charges                                       (2,534,439)     (2,739,739)     (3,112,864)
  Transfers for policy benefits and terminations       (2,917,058)     (3,188,900)     (3,806,499)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (2,235,883)     (2,916,638)     (4,859,465)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets               (701,487)      1,303,013       5,250,870
NET ASSETS:
  Beginning of year                                    35,707,431      34,404,418      29,153,548
                                                     --------------- --------------- ---------------
  End of year                                        $ 35,005,944    $ 35,707,431    $ 34,404,418
                                                     =============== =============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

       MIST METLIFE
AGGRESSIVE STRATEGY      MIST MFS RESEARCH INTERNATIONAL              MIST MORGAN STANLEY MID CAP GROWTH
        SUB-ACCOUNT                          SUB-ACCOUNT                                     SUB-ACCOUNT
------------------- ------------------------------------------------- ----------------------------------
       2011 (a)           2011             2010           2009             2011           2010 (b)
------------------- --------------- ---------------- ---------------- --------------- ------------------
       $ (13,468)    $ 1,594,256      $ 1,434,857      $ 2,892,968        $ 53,996       $ (59,367)
         (74,150)     (2,387,427)      (5,127,391)      (8,518,143)        921,708          57,408
        (993,530)     (9,965,462)      14,487,678       33,302,946      (2,493,224)      3,178,883
------------------- --------------- ---------------- ---------------- --------------- ------------------
      (1,081,148)    (10,758,633)      10,795,144       27,677,771      (1,517,520)      3,176,924
------------------- --------------- ---------------- ---------------- --------------- ------------------
         666,880       7,407,860        8,718,971       10,534,651       2,144,432       1,485,700
       7,946,524      (3,073,291)      (4,712,965)      (6,269,892)        672,130      17,942,665
        (398,799)     (5,014,171)      (5,745,343)      (6,297,302)     (1,371,567)       (887,564)
        (492,229)     (9,093,558)     (11,993,877)     (11,085,950)     (1,790,502)     (1,102,236)
------------------- --------------- ---------------- ---------------- --------------- ------------------
       7,722,376      (9,773,160)     (13,733,214)     (13,118,493)       (345,507)     17,438,565
------------------- --------------- ---------------- ---------------- --------------- ------------------
       6,641,228     (20,531,793)      (2,938,070)      14,559,278      (1,863,027)     20,615,489
              --     108,046,291      110,984,361       96,425,083      20,615,489              --
------------------- --------------- ---------------- ---------------- --------------- ------------------
     $ 6,641,228    $ 87,514,498    $ 108,046,291    $ 110,984,361    $ 18,752,462    $ 20,615,489
=================== =============== ================ ================ =============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                      MIST OPPENHEIMER CAPITAL APPRECIATION
                                                                                SUB-ACCOUNT
                                                     ----------------------------------------
                                                         2011          2010          2009
                                                     ------------ -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                           $ 485        $ 3,123     $ (2,330)
  Net realized gains (losses)                          (22,768)       (45,364)     (85,472)
  Change in unrealized gains (losses) on investments    13,334        129,867      359,509
                                                     ------------ -------------- ------------
     Net increase (decrease) in net assets resulting
       from operations                                  (8,949)        87,626      271,707
                                                     ------------ -------------- ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         110,671        160,861      151,996
  Net transfers (including fixed account)              (45,728)       (31,921)      43,113
  Policy charges                                       (58,153)       (66,170)     (71,045)
  Transfers for policy benefits and terminations       (71,553)       (46,378)     (59,492)
                                                     ------------ -------------- ------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (64,763)        16,392       64,572
                                                     ------------ -------------- ------------
     Net increase (decrease) in net assets             (73,712)       104,018      336,279
NET ASSETS:
  Beginning of year                                  1,029,123        925,105      588,826
                                                     ------------ -------------- ------------
  End of year                                        $ 955,411    $ 1,029,123    $ 925,105
                                                     ============ ============== ============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

    MIST PIMCO INFLATION PROTECTED BOND                          MIST PIMCO TOTAL RETURN
                            SUB-ACCOUNT                                      SUB-ACCOUNT
----------------------------------------------- -------------------------------------------------
      2011            2010            2009             2011             2010            2009
--------------- --------------- --------------- ---------------- ---------------- ---------------
   $ 200,329       $ 263,120       $ 302,874      $ 3,521,207      $ 4,421,669     $ 5,084,898
     824,352         488,332         (56,642)       4,348,523        1,625,317       3,101,557
     453,081         185,894       1,214,160       (3,655,970)       2,590,696       3,644,992
--------------- --------------- --------------- ---------------- ---------------- ---------------
   1,477,762         937,346       1,460,392        4,213,760        8,637,682      11,831,447
--------------- --------------- --------------- ---------------- ---------------- ---------------
   1,098,960       1,120,043       1,009,761        6,018,970        6,592,118       7,065,605
   3,225,204       2,783,339       3,297,674        3,258,530       55,578,380       9,682,378
    (947,186)       (859,172)       (805,216)      (5,113,133)      (5,453,672)     (5,490,730)
  (1,959,220)     (1,533,356)     (1,143,561)      (7,676,754)     (10,562,872)     (9,024,684)
--------------- --------------- --------------- ---------------- ---------------- ---------------
   1,417,758       1,510,854       2,358,658       (3,512,387)      46,153,954       2,232,569
--------------- --------------- --------------- ---------------- ---------------- ---------------
   2,895,520       2,448,200       3,819,050          701,373       54,791,636      14,064,016
  13,627,491      11,179,291       7,360,241      133,478,171       78,686,535      64,622,519
--------------- --------------- --------------- ---------------- ---------------- ---------------
$ 16,523,011    $ 13,627,491    $ 11,179,291    $ 134,179,544    $ 133,478,171    $ 78,686,535
=============== =============== =============== ================ ================ ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                       MIST RCM TECHNOLOGY
                                                                               SUB-ACCOUNT
                                                     --------------------------------------------
                                                          2011           2010           2009
                                                     -------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ (34,988)     $ (28,638)     $ (20,200)
  Net realized gains (losses)                            206,473       (101,804)      (419,666)
  Change in unrealized gains (losses) on investments  (1,125,474)     2,178,257      3,015,676
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                  (953,989)     2,047,815      2,575,810
                                                     -------------- -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           792,030        818,126        858,710
  Net transfers (including fixed account)                617,474         60,620        909,488
  Policy charges                                        (662,043)      (630,185)      (575,579)
  Transfers for policy benefits and terminations        (721,214)      (416,119)      (430,736)
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           26,247       (167,558)       761,883
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets              (927,742)     1,880,257      3,337,693
NET ASSETS:
  Beginning of year                                    9,303,506      7,423,249      4,085,556
                                                     -------------- -------------- --------------
  End of year                                        $ 8,375,764    $ 9,303,506    $ 7,423,249
                                                     ============== ============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

      MIST SSGA GROWTH AND INCOME ETF                      MIST SSGA GROWTH ETF
                          SUB-ACCOUNT                               SUB-ACCOUNT
-------------------------------------------- --------------------------------------------
     2011           2010          2009           2011            2010           2009
-------------- -------------- -------------- -------------- -------------- --------------
  $ 117,975       $ 42,314       $ 22,009       $ 39,989       $ 24,417        $ 4,716
    287,339         28,439        (31,741)        93,227         35,698        (89,486)
   (354,910)       502,476        362,038       (268,657)       272,740        271,303
-------------- -------------- -------------- -------------- -------------- --------------
     50,404        573,229        352,306       (135,441)       332,855        186,533
-------------- -------------- -------------- -------------- -------------- --------------
    849,594        508,391        340,020        289,210        247,801        104,681
  2,204,598      2,640,634      1,534,271        913,975        613,415      1,435,127
   (377,163)      (214,613)       (71,392)      (168,567)      (128,467)       (66,695)
   (831,362)      (175,920)      (107,776)      (414,894)      (318,921)       (59,871)
-------------- -------------- -------------- -------------- -------------- --------------
  1,845,667      2,758,492      1,695,123        619,724        413,828      1,413,242
-------------- -------------- -------------- -------------- -------------- --------------
  1,896,071      3,331,721      2,047,429        484,283        746,683      1,599,775
  5,842,153      2,510,432        463,003      2,882,488      2,135,805        536,030
-------------- -------------- -------------- -------------- -------------- --------------
$ 7,738,224    $ 5,842,153    $ 2,510,432    $ 3,366,771    $ 2,882,488    $ 2,135,805
============== ============== ============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                            MIST T. ROWE PRICE MID CAP GROWTH
                                                                                  SUB-ACCOUNT
                                                     -----------------------------------------------
                                                           2011            2010            2009
                                                     --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (94,729)      $ (86,813)      $ (72,931)
  Net realized gains (losses)                           1,367,690         160,492        (848,226)
  Change in unrealized gains (losses) on investments   (1,608,713)      5,836,527       8,055,334
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                   (335,752)      5,910,206       7,134,177
                                                     --------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,865,783       1,983,466       2,184,882
  Net transfers (including fixed account)                (370,620)       (701,007)      1,331,637
  Policy charges                                       (1,361,119)     (1,449,672)     (1,520,531)
  Transfers for policy benefits and terminations       (2,051,436)     (2,501,353)     (1,909,520)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,917,392)     (2,668,566)         86,468
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets             (2,253,144)      3,241,640       7,220,645
NET ASSETS:
  Beginning of year                                    26,245,833      23,004,193      15,783,548
                                                     --------------- --------------- ---------------
  End of year                                        $ 23,992,689    $ 26,245,833    $ 23,004,193
                                                     =============== =============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

      MSF ARTIO INTERNATIONAL STOCK               MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                        SUB-ACCOUNT                                             SUB-ACCOUNT
---------------------------------------------- -------------------------------------------------
      2011           2010            2009             2011             2010            2009
-------------- --------------- --------------- ---------------- ---------------- ---------------
   $ 351,951      $ 320,959        $ 70,011      $ 4,947,338      $ 4,620,118     $ 1,662,229
    (420,302)      (546,205)       (916,141)         128,846           95,948          83,650
  (5,435,503)     2,020,906       6,441,300        5,229,529        1,052,344        (411,186)
-------------- --------------- --------------- ---------------- ---------------- ---------------
  (5,503,854)     1,795,660       5,595,170       10,305,713        5,768,410       1,334,693
-------------- --------------- --------------- ---------------- ---------------- ---------------
   2,504,045      2,943,833       3,511,972        2,277,262        2,700,633       2,940,889
    (722,291)    (1,179,612)         45,907       (2,313,049)     109,727,813         368,836
  (1,631,197)    (1,966,962)     (2,375,406)      (2,554,896)      (2,489,824)     (2,249,437)
  (2,453,924)    (2,916,210)     (2,620,461)      (2,533,170)      (2,839,277)     (2,717,826)
-------------- --------------- --------------- ---------------- ---------------- ---------------
  (2,303,367)    (3,118,951)     (1,437,988)      (5,123,853)     107,099,345      (1,657,538)
-------------- --------------- --------------- ---------------- ---------------- ---------------
  (7,807,221)    (1,323,291)      4,157,182        5,181,860      112,867,755        (322,845)
  28,928,635     30,251,926      26,094,744      141,026,063       28,158,308      28,481,153
-------------- --------------- --------------- ---------------- ---------------- ---------------
$ 21,121,414   $ 28,928,635    $ 30,251,926    $ 146,207,923    $ 141,026,063    $ 28,158,308
============== =============== =============== ================ ================ ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                           MSF BLACKROCK AGGRESSIVE GROWTH
                                                                               SUB-ACCOUNT
                                                     -------------------------------------------
                                                           2011           2010          2009
                                                     -------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (2,505)     $ (10,421)      $ (4,185)
  Net realized gains (losses)                             70,010          9,754       (136,473)
  Change in unrealized gains (losses) on investments    (171,200)       403,875        992,740
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                  (103,695)       403,208        852,082
                                                     -------------- -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           325,594        463,641        371,965
  Net transfers (including fixed account)                140,275       (196,590)       473,773
  Policy charges                                        (204,847)      (207,529)      (192,784)
  Transfers for policy benefits and terminations        (272,231)      (248,998)      (217,216)
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          (11,209)      (189,476)       435,738
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets              (114,904)       213,732      1,287,820
NET ASSETS:
  Beginning of year                                    3,159,357      2,945,625      1,657,805
                                                     -------------- -------------- --------------
  End of year                                        $ 3,044,453    $ 3,159,357    $ 2,945,625
                                                     ============== ============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

              MSF BLACKROCK BOND INCOME                        MSF BLACKROCK DIVERSIFIED
                            SUB-ACCOUNT                                      SUB-ACCOUNT
------------------------------------------------- --------------------------------------------
     2011             2010             2009           2011           2010           2009
--------------- ---------------- ---------------- -------------- -------------- --------------
 $ 3,359,101      $ 3,546,886      $ 7,032,463       $ 64,534       $ 47,242      $ 141,772
      53,195          (69,776)      (1,205,666)        28,821        (20,418)      (162,929)
   2,284,539        4,256,456        3,263,289          4,829        243,365        500,258
--------------- ---------------- ---------------- -------------- -------------- --------------
   5,696,835        7,733,566        9,090,086         98,184        270,189        479,101
--------------- ---------------- ---------------- -------------- -------------- --------------
   7,261,777        8,211,767        9,523,615        235,166        317,684        469,381
  (2,917,573)      (1,017,870)      (5,159,196)       381,555         80,973          9,324
  (5,573,636)      (6,564,155)      (8,253,184)      (178,800)      (187,574)      (230,086)
  (8,693,065)      (9,243,860)     (13,387,824)      (225,248)      (215,404)      (593,896)
--------------- ---------------- ---------------- -------------- -------------- --------------
  (9,922,497)      (8,614,118)     (17,276,589)       212,673         (4,321)      (345,277)
--------------- ---------------- ---------------- -------------- -------------- --------------
  (4,225,662)        (880,552)      (8,186,503)       310,857        265,868        133,824
 100,232,236      101,112,788      109,299,291      3,014,919      2,749,051      2,615,227
--------------- ---------------- ---------------- -------------- -------------- --------------
$ 96,006,574    $ 100,232,236    $ 101,112,788    $ 3,325,776    $ 3,014,919    $ 2,749,051
=============== ================ ================ ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                 MSF BLACKROCK LARGE CAP VALUE
                                                                                   SUB-ACCOUNT
                                                     -----------------------------------------------
                                                          2011            2010             2009
                                                     -------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 84,861        $ 71,737       $ 115,450
  Net realized gains (losses)                            (96,018)       (273,799)       (861,988)
  Change in unrealized gains (losses) on investments     295,255       1,055,852       1,899,580
                                                     -------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                   284,098         853,790       1,153,042
                                                     -------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           942,824       1,164,980       1,582,990
  Net transfers (including fixed account)               (251,088)        150,148        (422,150)
  Policy charges                                        (636,851)       (681,047)       (845,637)
  Transfers for policy benefits and terminations        (989,542)       (918,103)       (351,856)
                                                     -------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (934,657)       (284,022)        (36,653)
                                                     -------------- --------------- ---------------
     Net increase (decrease) in net assets              (650,559)        569,768       1,116,389
NET ASSETS:
  Beginning of year                                   10,582,253      10,012,485       8,896,096
                                                     -------------- --------------- ---------------
  End of year                                        $ 9,931,694    $ 10,582,253    $ 10,012,485
                                                     ============== =============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

            MSF BLACKROCK LEGACY LARGE CAP GROWTH                         MSF BLACKROCK MONEY MARKET
                                      SUB-ACCOUNT                                        SUB-ACCOUNT
-------------------------------------------------- --------------------------------------------------
       2011             2010             2009            2011            2010               2009
---------------- ---------------- ---------------- --------------- --------------- ------------------
   $ (595,855)      $ (532,263)       $ 140,465      $ (277,290)     $ (348,298)         $ 703,134
    4,356,402        2,728,328       (1,172,590)             --              --                 --
  (18,713,472)      25,719,182       44,308,123              --              --                 --
---------------- ---------------- ---------------- --------------- --------------- ------------------
  (14,952,925)      27,915,247       43,275,998        (277,290)       (348,298)           703,134
---------------- ---------------- ---------------- --------------- --------------- ------------------
   12,948,464       14,650,532       16,928,194       9,880,707      12,549,898         13,457,071
   (4,195,753)      (3,536,743)      (6,066,005)     15,264,359    (149,833,896)        13,376,581
   (9,381,733)     (10,567,403)     (12,174,227)     (5,496,696)     (6,714,042)        (9,504,337)
  (14,447,113)     (16,056,693)     (13,554,262)    (27,290,246)    (38,182,918)       (34,970,404)
---------------- ---------------- ---------------- --------------- --------------- ------------------
  (15,076,135)     (15,510,307)     (14,866,300)     (7,641,876)   (182,180,958)       (17,641,089)
---------------- ---------------- ---------------- --------------- --------------- ------------------
  (30,029,060)      12,404,940       28,409,698      (7,919,166)   (182,529,256)       (16,937,955)
  170,535,619      158,130,679      129,720,981      74,836,337     257,365,593        274,303,548
---------------- ---------------- ---------------- --------------- --------------- ------------------
$ 140,506,559    $ 170,535,619    $ 158,130,679    $ 66,917,171    $ 74,836,337      $ 257,365,593
================ ================ ================ =============== =============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                           MSF DAVIS VENTURE VALUE
                                                                                       SUB-ACCOUNT
                                                     --------------------------------------------------
                                                           2011             2010             2009
                                                     ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 1,591,070      $ 1,290,753      $ 2,419,422
  Net realized gains (losses)                            4,270,724        2,938,920       (2,763,909)
  Change in unrealized gains (losses) on investments   (16,372,125)      21,989,223       62,159,517
                                                     ---------------- ---------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                 (10,510,331)      26,218,896       61,815,030
                                                     ---------------- ---------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          20,416,677       23,705,653       27,492,918
  Net transfers (including fixed account)               (6,913,259)      (9,151,950)     (10,254,528)
  Policy charges                                       (14,094,508)     (16,238,687)     (18,863,129)
  Transfers for policy benefits and terminations       (23,153,050)     (25,257,299)     (22,140,817)
                                                     ---------------- ---------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (23,744,140)     (26,942,283)     (23,765,556)
                                                     ---------------- ---------------- ----------------
     Net increase (decrease) in net assets             (34,254,471)        (723,387)      38,049,474
NET ASSETS:
  Beginning of year                                    251,582,635      252,306,022      214,256,548
                                                     ---------------- ---------------- ----------------
  End of year                                        $ 217,328,164    $ 251,582,635    $ 252,306,022
                                                     ================ ================ ================

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                          MSF FI VALUE LEADERS                     MSF JENNISON GROWTH
                                   SUB-ACCOUNT                             SUB-ACCOUNT
----------------------------------------------- --------------------------------------------
      2011            2010            2009           2011           2010           2009
--------------- --------------- --------------- -------------- -------------- --------------
   $ 239,638       $ 458,523       $ 960,739       $ (7,778)      $ 10,324      $ (10,595)
    (758,038)     (1,192,807)     (3,285,387)       106,710          5,992       (329,827)
  (2,538,037)      6,825,881      10,535,765        (62,105)       592,561      1,985,020
--------------- --------------- --------------- -------------- -------------- --------------
  (3,056,437)      6,091,597       8,211,117         36,827        608,877      1,644,598
--------------- --------------- --------------- -------------- -------------- --------------
   3,996,707       4,405,777       5,116,377        581,038        628,089        657,281
  (1,010,465)       (817,082)     (2,575,909)       607,228          5,675        (55,856)
  (2,920,057)     (3,279,929)     (3,748,212)      (383,340)      (415,854)      (457,644)
  (3,713,523)     (4,010,019)     (3,958,961)      (550,623)      (531,892)      (511,908)
--------------- --------------- --------------- -------------- -------------- --------------
  (3,647,338)     (3,701,253)     (5,166,705)       254,303       (313,982)      (368,127)
--------------- --------------- --------------- -------------- -------------- --------------
  (6,703,775)      2,390,344       3,044,412        291,130        294,895      1,276,471
  48,749,943      46,359,599      43,315,187      6,084,336      5,789,441      4,512,970
--------------- --------------- --------------- -------------- -------------- --------------
$ 42,046,168    $ 48,749,943    $ 46,359,599    $ 6,375,466    $ 6,084,336    $ 5,789,441
=============== =============== =============== ============== ============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                   MSF LOOMIS SAYLES SMALL CAP CORE
                                                                                        SUB-ACCOUNT
                                                     --------------------------------------------------
                                                           2011             2010             2009
                                                     ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ (553,993)      $ (529,300)      $ (264,326)
  Net realized gains (losses)                            2,125,138         (548,615)      (4,689,587)
  Change in unrealized gains (losses) on investments    (1,198,150)      30,293,051       32,615,704
                                                     ---------------- ---------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                     372,995       29,215,136       27,661,791
                                                     ---------------- ---------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           8,168,999        9,509,296       10,976,639
  Net transfers (including fixed account)               (3,393,493)      (3,510,661)      (5,462,833)
  Policy charges                                        (6,649,387)      (7,002,671)      (8,000,593)
  Transfers for policy benefits and terminations       (11,768,950)     (11,948,679)      (9,881,389)
                                                     ---------------- ---------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (13,642,831)     (12,952,715)     (12,368,176)
                                                     ---------------- ---------------- ----------------
     Net increase (decrease) in net assets             (13,269,836)      16,262,421       15,293,615
NET ASSETS:
  Beginning of year                                    133,490,199      117,227,778      101,934,163
                                                     ---------------- ---------------- ----------------
  End of year                                        $ 120,220,363    $ 133,490,199    $ 117,227,778
                                                     ================ ================ ================

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

   MSF LOOMIS SAYLES SMALL CAP GROWTH                     MSF MET/ARTISAN MID CAP VALUE
                          SUB-ACCOUNT                                       SUB-ACCOUNT
-------------------------------------------- -----------------------------------------------
      2011           2010          2009           2011            2010            2009
-------------- -------------- -------------- --------------- --------------- -------------
  $ (22,219)     $ (15,967)     $ (11,201)      $ 504,025       $ 281,625       $ 549,303
    183,612       (216,913)      (351,981)     (1,515,778)     (3,323,213)     (7,396,163)
    (41,171)     1,654,372      1,403,954       7,107,578      15,822,425      35,315,264
-------------- -------------- -------------- --------------- --------------- -------------
    120,222      1,421,492      1,040,772       6,095,825      12,780,837      28,468,404
-------------- -------------- -------------- --------------- --------------- -------------
    627,730        669,605        746,219       8,576,544       9,809,468      11,606,641
    718,547       (323,009)       453,811      (2,983,737)     (3,787,799)     (5,028,515)
   (394,671)      (376,500)      (395,278)     (5,517,167)     (6,006,556)     (6,747,704)
   (638,463)      (512,625)      (312,139)     (9,408,551)     (8,717,947)     (8,473,360)
-------------- -------------- -------------- --------------- --------------- -------------
    313,143       (542,529)       492,613      (9,332,911)     (8,702,834)     (8,642,938)
-------------- -------------- -------------- --------------- --------------- -------------
    433,365        878,963      1,533,385      (3,237,086)      4,078,003      19,825,466
  5,920,466      5,041,503      3,508,118      98,195,102      94,117,099      74,291,633
-------------- -------------- -------------- --------------- --------------- -------------
$ 6,353,831    $ 5,920,466    $ 5,041,503    $ 94,958,016    $ 98,195,102    $ 94,117,099
============== ============== ============== =============== =============== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                        MSF METLIFE CONSERVATIVE ALLOCATION
                                                                                SUB-ACCOUNT
                                                     --------------------------------------------
                                                          2011           2010            2009
                                                     -------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 188,062      $ 180,193      $ 125,632
  Net realized gains (losses)                            169,568         93,076        (73,805)
  Change in unrealized gains (losses) on investments    (106,390)       243,952        733,354
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                   251,240        517,221        785,181
                                                     -------------- -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           509,621        785,675        322,895
  Net transfers (including fixed account)              1,506,520      3,319,784      1,231,312
  Policy charges                                        (480,069)      (372,874)      (332,921)
  Transfers for policy benefits and terminations      (1,408,012)      (813,313)    (1,630,642)
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          128,060      2,919,272       (409,356)
                                                     -------------- -------------- --------------
     Net increase (decrease) in net assets               379,300      3,436,493        375,825
NET ASSETS:
  Beginning of year                                    7,463,887      4,027,394      3,651,569
                                                     -------------- -------------- --------------
  End of year                                        $ 7,843,187    $ 7,463,887    $ 4,027,394
                                                     ============== ============== ==============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

   MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION                 MSF METLIFE MID CAP STOCK INDEX
                                       SUB-ACCOUNT                                     SUB-ACCOUNT
-------------------------------------------------- -------------------------------------------------
      2011           2010                2009            2011            2010              2009
--------------- -------------- ------------------- --------------- --------------- -----------------
   $ 210,846      $ 248,578           $ 140,304       $ 114,409       $ 112,196         $ 205,150
      90,954        110,460            (174,937)      1,021,218        (125,394)         (122,469)
    (232,476)       578,350           1,108,260      (1,564,916)      4,093,522         4,498,855
--------------- -------------- ------------------- --------------- --------------- -----------------
      69,324        937,388           1,073,627        (429,289)      4,080,324         4,581,536
--------------- -------------- ------------------- --------------- --------------- -----------------
   1,515,501      1,454,098             562,128       1,408,732       1,548,866         1,720,781
   1,344,416      1,940,757           1,665,089         271,396         (91,020)           74,032
    (614,437)      (559,877)           (456,414)     (1,138,089)     (1,058,643)       (1,125,745)
    (785,623)      (671,927)           (418,785)     (1,566,381)     (1,638,122)         (959,967)
--------------- -------------- ------------------- --------------- --------------- -----------------
   1,459,857      2,163,051           1,352,018      (1,024,342)     (1,238,919)         (290,899)
--------------- -------------- ------------------- --------------- --------------- -----------------
   1,529,181      3,100,439           2,425,645      (1,453,631)      2,841,405         4,290,637
   9,905,313      6,804,874           4,379,229      19,549,154      16,707,749        12,417,112
--------------- -------------- ------------------- --------------- --------------- -----------------
$ 11,434,494    $ 9,905,313         $ 6,804,874    $ 18,095,523    $ 19,549,154      $ 16,707,749
=============== ============== =================== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                            MSF METLIFE MODERATE ALLOCATION
                                                                                SUB-ACCOUNT
                                                     -------------------------------------------------
                                                           2011            2010              2009
                                                     --------------- --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 604,568       $ 885,385         $ 830,869
  Net realized gains (losses)                             350,176          13,570          (668,620)
  Change in unrealized gains (losses) on investments   (1,521,172)      3,656,464         6,762,521
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                   (566,428)      4,555,419         6,924,770
                                                     --------------- --------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          4,655,200       4,286,641         4,578,172
  Net transfers (including fixed account)               3,137,464       5,219,269         1,399,683
  Policy charges                                       (2,900,413)     (2,752,601)       (2,760,586)
  Transfers for policy benefits and terminations       (4,570,939)     (3,133,689)       (2,912,015)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           321,312       3,619,620           305,254
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets               (245,116)      8,175,039         7,230,024
NET ASSETS:
  Beginning of year                                    41,392,977      33,217,938        25,987,914
                                                     --------------- --------------- -----------------
  End of year                                        $ 41,147,861    $ 41,392,977      $ 33,217,938
                                                     =============== =============== =================

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

 MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION                     MSF METLIFE STOCK INDEX
                                   SUB-ACCOUNT                                 SUB-ACCOUNT
------------------------------------------------ --------------------------------------------------
      2011            2010             2009             2011             2010             2009
--------------- --------------- ---------------- ---------------- ---------------- ----------------
   $ 697,103     $ 1,047,190      $ 1,046,493      $ 1,612,038      $ 1,682,773      $ 2,856,588
      89,842        (463,575)      (1,705,041)         973,802       (1,570,930)      (2,979,050)
  (2,666,193)      6,368,871       11,742,977         (691,925)      18,028,469       30,593,036
--------------- --------------- ---------------- ---------------- ---------------- ----------------
  (1,879,248)      6,952,486       11,084,429        1,893,915       18,140,312       30,470,574
--------------- --------------- ---------------- ---------------- ---------------- ----------------
   6,202,504       6,668,980        9,224,436       10,767,426       12,266,081       15,334,773
  (2,084,269)       (619,117)         511,771       (2,062,476)      (2,490,090)      (4,037,185)
  (3,677,423)     (4,190,130)      (4,833,195)      (8,470,260)      (9,231,170)     (11,591,782)
  (4,380,583)     (6,407,344)      (3,427,356)     (10,600,039)     (13,158,670)     (17,732,071)
--------------- --------------- ---------------- ---------------- ---------------- ----------------
  (3,939,771)     (4,547,611)       1,475,656      (10,365,349)     (12,613,849)     (18,026,265)
--------------- --------------- ---------------- ---------------- ---------------- ----------------
  (5,819,019)      2,404,875       12,560,085       (8,471,434)       5,526,463       12,444,309
  52,356,073      49,951,198       37,391,113      143,555,332      138,028,869      125,584,560
--------------- --------------- ---------------- ---------------- ---------------- ----------------
$ 46,537,054    $ 52,356,073     $ 49,951,198    $ 135,083,898    $ 143,555,332    $ 138,028,869
=============== =============== ================ ================ ================ ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                     MSF MFS TOTAL RETURN
                                                                              SUB-ACCOUNT
                                                     -------------------------------------------------------
                                                             2011                    2010            2009
                                                     --------------- ----------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,962,374             $ 2,325,432     $ 3,488,685
  Net realized gains (losses)                            (304,123)             (1,139,944)     (2,858,231)
  Change in unrealized gains (losses) on investments       44,033               7,092,134      14,314,270
                                                     --------------- ----------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                  1,702,284               8,277,622      14,944,724
                                                     --------------- ----------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          6,699,016               7,606,822       8,999,960
  Net transfers (including fixed account)              (2,092,249)             (3,010,463)     (2,354,010)
  Policy charges                                       (6,723,353)             (7,226,683)     (8,190,222)
  Transfers for policy benefits and terminations       (7,621,682)             (8,423,042)     (8,902,863)
                                                     --------------- ----------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (9,738,268)            (11,053,366)    (10,447,135)
                                                     --------------- ----------------------- ---------------
     Net increase (decrease) in net assets             (8,035,984)             (2,775,744)      4,497,589
NET ASSETS:
  Beginning of year                                    91,840,770              94,616,514      90,118,925
                                                     --------------- ----------------------- ---------------
  End of year                                        $ 83,804,786            $ 91,840,770    $ 94,616,514
                                                     =============== ======================= ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                           MSF MFS VALUE                            MSF MORGAN STANLEY EAFE INDEX
                             SUB-ACCOUNT                                              SUB-ACCOUNT
------------------------------------------------ -------------------------------------------------
      2011             2010            2009            2011            2010              2009
--------------- ---------------- --------------- --------------- --------------- -----------------
   $ 163,181        $ 139,364       $ (28,944)      $ 293,416       $ 351,750         $ 538,643
      70,774         (102,141)       (358,257)       (180,949)       (479,365)         (955,081)
    (156,520)       1,215,156       2,390,394      (1,791,113)      1,109,125         3,934,370
--------------- ---------------- --------------- --------------- --------------- -----------------
      77,435        1,252,379       2,003,193      (1,678,646)        981,510         3,517,932
--------------- ---------------- --------------- --------------- --------------- -----------------
   1,559,373        1,573,864       1,672,132       1,106,381       1,344,811         1,530,974
     633,916          213,683       1,294,923        (344,091)     (1,280,388)         (475,218)
    (830,582)        (899,331)     (1,028,412)       (654,481)       (805,134)         (986,776)
  (1,155,103)        (930,244)       (693,686)     (1,241,685)     (1,454,557)       (1,075,372)
--------------- ---------------- --------------- --------------- --------------- -----------------
     207,604          (42,028)      1,244,957      (1,133,876)     (2,195,268)       (1,006,392)
--------------- ---------------- --------------- --------------- --------------- -----------------
     285,039        1,210,351       3,248,150      (2,812,522)     (1,213,758)        2,511,540
  12,898,085       11,687,734       8,439,584      14,469,634      15,683,392        13,171,852
--------------- ---------------- --------------- --------------- --------------- -----------------
$ 13,183,124     $ 12,898,085    $ 11,687,734    $ 11,657,112    $ 14,469,634      $ 15,683,392
=============== ================ =============== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                     MSF NEUBERGER BERMAN GENESIS
                                                                                      SUB-ACCOUNT
                                                     -------------------------------------------------
                                                           2011            2010              2009
                                                     --------------- --------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 137,943        $ 40,070         $ 228,069
  Net realized gains (losses)                          (1,126,214)     (2,429,709)       (3,770,828)
  Change in unrealized gains (losses) on investments    2,953,822       9,008,497         7,372,568
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  1,965,551       6,618,858         3,829,809
                                                     --------------- --------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          3,896,507       4,463,751         5,343,450
  Net transfers (including fixed account)                (605,156)     (1,682,068)       (2,152,361)
  Policy charges                                       (2,404,008)     (2,524,108)       (3,027,584)
  Transfers for policy benefits and terminations       (3,742,104)     (3,662,916)       (3,575,391)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (2,854,761)     (3,405,341)       (3,411,886)
                                                     --------------- --------------- -----------------
     Net increase (decrease) in net assets               (889,210)      3,213,517           417,923
NET ASSETS:
  Beginning of year                                    37,222,521      34,009,004        33,591,081
                                                     --------------- --------------- -----------------
  End of year                                        $ 36,333,311    $ 37,222,521      $ 34,009,004
                                                     =============== =============== =================

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

             MSF NEUBERGER BERMAN MID CAP VALUE                   MSF OPPENHEIMER GLOBAL EQUITY
                                    SUB-ACCOUNT                                     SUB-ACCOUNT
------------------------------------------------- -----------------------------------------------
      2011            2010              2009           2011           2010             2009
--------------- --------------- ----------------- -------------- -------------- ----------------
   $ 123,389       $ 130,451         $ 268,419      $ 127,543       $ 81,105        $ 111,190
     203,703        (387,790)       (1,872,160)       162,561         25,730         (614,945)
  (2,251,766)      7,017,163        10,630,614       (876,202)     1,041,540        2,262,131
--------------- --------------- ----------------- -------------- -------------- ----------------
  (1,924,674)      6,759,824         9,026,873       (586,098)     1,148,375        1,758,376
--------------- --------------- ----------------- -------------- -------------- ----------------
   2,578,015       2,934,367         3,378,482        561,011        658,711          990,382
    (775,174)       (383,687)         (843,643)       (63,012)     1,189,204          365,932
  (1,778,801)     (1,913,455)       (1,920,148)      (449,265)      (464,584)        (424,934)
  (3,158,739)     (2,793,285)       (2,070,561)      (722,389)    (1,194,042)        (308,444)
--------------- --------------- ----------------- -------------- -------------- ----------------
  (3,134,699)     (2,156,060)       (1,455,870)      (673,655)       189,289          622,936
--------------- --------------- ----------------- -------------- -------------- ----------------
  (5,059,373)      4,603,764         7,571,003     (1,259,753)     1,337,664        2,381,312
  32,184,569      27,580,805        20,009,802      8,171,114      6,833,450        4,452,138
--------------- --------------- ----------------- -------------- -------------- ----------------
$ 27,125,196    $ 32,184,569      $ 27,580,805    $ 6,911,361    $ 8,171,114      $ 6,833,450
=============== =============== ================= ============== ============== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                        MSF RUSSELL 2000 INDEX
                                                                                   SUB-ACCOUNT
                                                     -----------------------------------------------
                                                          2011            2010            2009
                                                     --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 142,602       $ 139,654       $ 279,947
  Net realized gains (losses)                              98,499        (423,882)       (812,710)
  Change in unrealized gains (losses) on investments   (1,123,292)      4,984,934       4,554,390
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                   (882,191)      4,700,706       4,021,627
                                                     --------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,456,874       1,660,915       1,983,105
  Net transfers (including fixed account)                (642,463)     (1,107,563)       (652,910)
  Policy charges                                       (1,065,578)     (1,185,347)     (1,282,041)
  Transfers for policy benefits and terminations       (1,671,194)     (2,057,936)     (1,686,364)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,922,361)     (2,689,931)     (1,638,210)
                                                     --------------- --------------- ---------------
     Net increase (decrease) in net assets             (2,804,552)      2,010,775       2,383,417
NET ASSETS:
  Beginning of year                                    21,334,669      19,323,894      16,940,477
                                                     --------------- --------------- ---------------
  End of year                                        $ 18,530,117    $ 21,334,669    $ 19,323,894
                                                     =============== =============== ===============

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

            MSF T. ROWE PRICE LARGE CAP GROWTH              MSF T. ROWE PRICE SMALL CAP GROWTH
                                   SUB-ACCOUNT                                     SUB-ACCOUNT
----------------------------------------------- -----------------------------------------------
     2011           2010              2009           2011           2010              2009
-------------- -------------- ----------------- -------------- -------------- -----------------
  $ (28,850)      $ (9,397)         $ 14,384      $ (30,515)     $ (17,022)         $ (1,552)
    151,671        (20,266)         (486,706)       263,229          8,250          (220,665)
   (319,284)     1,204,373         2,672,522       (210,035)     1,402,367         1,385,648
-------------- -------------- ----------------- -------------- -------------- -----------------
   (196,463)     1,174,710         2,200,200         22,679      1,393,595         1,163,431
-------------- -------------- ----------------- -------------- -------------- -----------------
    694,182        718,499           809,355        566,158        413,147           388,166
  1,276,616        648,773          (303,225)     1,943,340        793,206           132,256
   (470,028)      (430,131)         (475,265)      (455,020)      (262,172)         (260,542)
   (818,628)      (481,966)         (488,104)      (468,931)      (417,012)         (341,171)
-------------- -------------- ----------------- -------------- -------------- -----------------
    682,142        455,175          (457,239)     1,585,547        527,169           (81,291)
-------------- -------------- ----------------- -------------- -------------- -----------------
    485,679      1,629,885         1,742,961      1,608,226      1,920,764         1,082,140
  8,617,337      6,987,452         5,244,491      5,965,369      4,044,605         2,962,465
-------------- -------------- ----------------- -------------- -------------- -----------------
$ 9,103,016    $ 8,617,337       $ 6,987,452    $ 7,573,595    $ 5,965,369       $ 4,044,605
============== ============== ================= ============== ============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                  MSF WESTERN ASSET
                                                            MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                                        SUB-ACCOUNT
                                                     ------------------------------------------------------
                                                           2011                2010              2009
                                                     --------------- -------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 784,205            $ 934,406         $ 827,403
  Net realized gains (losses)                             188,897              135,339            63,486
  Change in unrealized gains (losses) on investments      (18,553)             797,644         2,695,652
                                                     --------------- -------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                    954,549            1,867,389         3,586,541
                                                     --------------- -------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,115,345            1,284,954         1,395,572
  Net transfers (including fixed account)                 (73,098)           1,320,454           441,302
  Policy charges                                         (860,934)            (908,975)         (981,021)
  Transfers for policy benefits and terminations       (1,560,465)          (1,726,548)       (1,283,231)
                                                     --------------- -------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,379,152)             (30,115)         (427,378)
                                                     --------------- -------------------- -----------------
     Net increase (decrease) in net assets               (424,603)           1,837,274         3,159,163
NET ASSETS:
  Beginning of year                                    17,002,232           15,164,958        12,005,795
                                                     --------------- -------------------- -----------------
  End of year                                        $ 16,577,629         $ 17,002,232      $ 15,164,958
                                                     =============== ==================== =================

(a) For the period May 2, 2011 to December 31, 2011.

(b) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT                            MSF ZENITH EQUITY
                                   SUB-ACCOUNT                                  SUB-ACCOUNT
----------------------------------------------- ------------------------------------------------------
     2011           2010              2009            2011                 2010             2009
-------------- -------------- ----------------- ---------------- -------------------- ----------------
   $ 96,408      $ 216,337         $ 353,419      $ 1,982,601          $ 4,243,666     $ 20,203,954
    305,177         42,354           (58,466)      (5,850,866)         (11,706,089)      36,659,366
     15,871        226,024            42,855      (12,315,797)          62,607,149       47,389,321
-------------- -------------- ----------------- ---------------- -------------------- ----------------
    417,456        484,715           337,808      (16,184,062)          55,144,726      104,252,641
-------------- -------------- ----------------- ---------------- -------------------- ----------------
    663,847        792,418         1,224,281       29,312,683           33,217,070       37,909,330
   (686,820)       311,665           720,128       (7,529,678)          (7,825,997)     (11,801,037)
   (516,680)      (618,364)         (733,084)     (19,031,925)         (20,803,190)     (23,402,003)
 (1,219,960)      (806,148)         (717,365)     (44,902,603)         (47,346,471)     (39,433,696)
-------------- -------------- ----------------- ---------------- -------------------- ----------------
 (1,759,613)      (320,429)          493,960      (42,151,523)         (42,758,588)     (36,727,406)
-------------- -------------- ----------------- ---------------- -------------------- ----------------
 (1,342,157)       164,286           831,768      (58,335,585)          12,386,138       67,525,235
  9,114,088      8,949,802         8,118,034      456,024,164          443,638,026      376,112,791
-------------- -------------- ----------------- ---------------- -------------------- ----------------
$ 7,771,931    $ 9,114,088       $ 8,949,802    $ 397,688,579        $ 456,024,164    $ 443,638,026
============== ============== ================= ================ ==================== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on January 31, 1983 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Massachusetts Division of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding portfolio or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")
Fidelity Variable Insurance Products ("Fidelity VIP")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF SUB-ACCOUNTS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the policy owner. The following Sub-Accounts had net assets as of December 31, 2011:

American Funds Bond Sub-Account
American Funds Global Small Capitalization
  Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
Fidelity VIP Equity-Income Sub-Account
MIST BlackRock Large Cap Core Sub-Account
MIST Clarion Global Real Estate Sub-Account
MIST Harris Oakmark International Sub-Account
MIST Invesco Small Cap Growth Sub-Account
MIST Janus Forty Sub-Account
MIST Lazard Mid Cap Sub-Account
MIST Legg Mason ClearBridge Aggressive Growth
  Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account
MIST MetLife Aggressive Strategy Sub-Account*
MIST MFS Research International Sub-Account
MIST Morgan Stanley Mid Cap Growth Sub-Account
MIST Oppenheimer Capital Appreciation Sub-Account
MIST PIMCO Inflation Protected Bond Sub-Account
MIST PIMCO Total Return Sub-Account
MIST RCM Technology Sub-Account
MIST SSgA Growth and Income ETF Sub-Account
MIST SSgA Growth ETF Sub-Account
MIST T. Rowe Price Mid Cap Growth Sub-Account
MSF Artio International Stock Sub-Account
MSF Barclays Capital Aggregate Bond Index
  Sub-Account
MSF BlackRock Aggressive Growth Sub-Account
MSF BlackRock Bond Income Sub-Account
MSF BlackRock Diversified Sub-Account
MSF BlackRock Large Cap Value Sub-Account
MSF BlackRock Legacy Large Cap Growth
  Sub-Account
MSF BlackRock Money Market Sub-Account
MSF Davis Venture Value Sub-Account
MSF FI Value Leaders Sub-Account
MSF Jennison Growth Sub-Account
MSF Loomis Sayles Small Cap Core Sub-Account
MSF Loomis Sayles Small Cap Growth Sub-Account
MSF Met/Artisan Mid Cap Value Sub-Account
MSF MetLife Conservative Allocation Sub-Account
MSF MetLife Conservative to Moderate Allocation
  Sub-Account

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF SUB-ACCOUNTS -- (CONTINUED)

MSF MetLife Mid Cap Stock Index Sub-Account
MSF MetLife Moderate Allocation Sub-Account
MSF MetLife Moderate to Aggressive Allocation
  Sub-Account
MSF MetLife Stock Index Sub-Account
MSF MFS Total Return Sub-Account
MSF MFS Value Sub-Account
MSF Morgan Stanley EAFE Index Sub-Account
MSF Neuberger Berman Genesis Sub-Account
MSF Neuberger Berman Mid Cap Value Sub-Account
MSF Oppenheimer Global Equity Sub-Account
MSF Russell 2000 Index Sub-Account
MSF T. Rowe Price Large Cap Growth Sub-Account
MSF T. Rowe Price Small Cap Growth Sub-Account
MSF Western Asset Management Strategic Bond
  Opportunities Sub-Account
MSF Western Asset Management U.S. Government
  Sub-Account
MSF Zenith Equity Sub-Account

*This Sub-Account began operations during the year ended December 31, 2011.

3. PORTFOLIO CHANGES

The following Sub-Accounts ceased operations during the year ended December 31, 2011:

MIST Legg Mason Value Equity Sub-Account
MSF MetLife Aggressive Allocation Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2011:

MERGERS:

FORMER PORTFOLIO                                   NEW PORTFOLIO
(MIST) Legg Mason Value Equity Portfolio           (MIST) Legg Mason ClearBridge Aggressive Growth Portfolio
(MSF) MetLife Aggressive Allocation Portfolio      (MIST) MetLife Aggressive Strategy Portfolio


4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Sub-Accounts' investment in shares of the portfolio or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY VALUATION -- (CONTINUED)
The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.

Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Sub-Accounts as of the end of the valuation period in which received, as provided in the prospectus.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Sub-Accounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In May 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding fair value measurements (Accounting Standards Update ("ASU") 2011-04, FAIR VALUE MEASUREMENT (TOPIC 820): AMENDMENTS TO ACHIEVE COMMON FAIR VALUE MEASUREMENT AND DISCLOSURE REQUIREMENTS IN U.S. GAAP AND IFRSS), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards ("IFRS"). Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Separate Account does not expect the adoption of this new guidance to have a material impact on its financial statements.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the net asset value per share of the underlying assets of the portfolio or fund including daily charges against the Sub-Account for mortality and expense risk charges, where applicable, and any dividend or capital gain distributions from the portfolio or fund.

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2011:

Mortality and Expense Risk 0.00% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

For some Policies, a Mortality and Expense Risk charge ranging from 0.10% to 0.90% and an Administrative charge of 0.35% is assessed on a monthly basis through the reduction in policy owner cash values. Other policy charges that are assessed through the reduction in policy owner cash values generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $.02 to $.35 for every $1,000 of the policy face amount and are assessed per policy per month. Policy fees range from $0 to $25 and are assessed monthly depending on the policy and the policy year. In addition, the Policies impose a surrender charge if the policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 90% of the policy's target premium. Certain policies have an additional surrender charge that ranges from $0 to $5 per $1,000 of policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0 to $500 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $.86 to $67.77 per $100 of the benefit provided. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                         FOR THE YEAR ENDED
                                                       AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                       ----------------------- ----------------------------
                                                                                     COST OF       PROCEEDS
                                                           SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                       ---------- ------------ ------------- --------------
American Funds Bond Sub-Account                           997,856   10,672,193     1,124,427      2,952,818
American Funds Global Small Capitalization Sub-Account  2,870,746   57,806,672     2,494,374      7,722,750
American Funds Growth Sub-Account                       2,821,710  144,393,416     2,972,022     20,763,890
American Funds Growth-Income Sub-Account                2,785,738   97,211,974     3,261,996      9,989,919
Fidelity VIP Equity-Income Sub-Account                  4,790,173  106,488,389     3,621,875      9,718,306
MIST BlackRock Large Cap Core Sub-Account                 337,968    2,981,063     1,281,678      1,039,225
MIST Clarion Global Real Estate Sub-Account             1,820,488   23,996,079     2,228,813      1,929,158
MIST Harris Oakmark International Sub-Account           3,302,143   47,983,711     2,829,279      5,113,421
MIST Invesco Small Cap Growth Sub-Account                 225,628    2,843,304       314,924        531,683
MIST Janus Forty Sub-Account                              177,680   12,163,567     1,125,793      3,274,489
MIST Lazard Mid Cap Sub-Account                           524,138    6,305,324     1,030,955      1,282,749
MIST Legg Mason ClearBridge Aggressive Growth
  Sub-Account                                           1,509,033   12,034,472    11,004,466      1,910,553
MIST Lord Abbett Bond Debenture Sub-Account             2,743,457   33,080,153     4,062,494      4,184,370
MIST MetLife Aggressive Strategy Sub-Account (a)          743,924    7,711,160     8,620,463        835,153
MIST MFS Research International Sub-Account             9,700,120  117,747,133     3,620,030     11,801,704
MIST Morgan Stanley Mid Cap Growth Sub-Account          1,739,562   18,066,818     3,026,554      2,774,995
MIST Oppenheimer Capital Appreciation Sub-Account         157,177    1,081,552       156,841        221,306
MIST PIMCO Inflation Protected Bond Sub-Account         1,389,041   15,517,592     5,998,558      3,734,557
MIST PIMCO Total Return Sub-Account                    11,058,128  131,991,197    16,212,494     12,146,718
MIST RCM Technology Sub-Account                         1,895,755    8,319,216     1,709,810      1,723,879
MIST SSgA Growth and Income ETF Sub-Account               691,035    7,385,726     4,065,789      1,967,380
MIST SSgA Growth ETF Sub-Account                          315,306    3,248,868     1,782,419      1,118,259
MIST T. Rowe Price Mid Cap Growth Sub-Account           2,518,760   20,811,279     2,525,688      3,882,593
MSF Artio International Stock Sub-Account               2,687,402   28,255,763     1,208,410      3,140,460
MSF Barclays Capital Aggregate Bond Index Sub-Account  12,635,379  139,396,706     6,491,933      6,656,968
MSF BlackRock Aggressive Growth Sub-Account               117,122    2,817,232       584,757        602,816
MSF BlackRock Bond Income Sub-Account                     866,058   93,532,772     4,875,105     11,445,202
MSF BlackRock Diversified Sub-Account                     208,868    3,246,137     1,058,892        779,960
MSF BlackRock Large Cap Value Sub-Account                 961,571   10,721,667     1,537,179      2,372,449
MSF BlackRock Legacy Large Cap Growth Sub-Account       5,631,240  112,964,106     1,223,972     16,921,721
MSF BlackRock Money Market Sub-Account                    669,799   66,979,883    26,177,499     34,088,464
MSF Davis Venture Value Sub-Account                     7,325,164  187,977,083     3,592,042     25,775,405
MSF FI Value Leaders Sub-Account                          319,565   52,398,524       967,725      4,386,698
MSF Jennison Growth Sub-Account                           525,685    5,780,858     1,046,841        797,027
MSF Loomis Sayles Small Cap Core Sub-Account              536,606  105,160,029       848,985     15,060,800
MSF Loomis Sayles Small Cap Growth Sub-Account            634,800    5,905,771     2,214,470      1,935,693
MSF Met/Artisan Mid Cap Value Sub-Account                 530,423  107,780,982     1,708,403     10,565,468
MSF MetLife Conservative Allocation Sub-Account           677,205    7,441,694     3,042,980      2,729,490
MSF MetLife Conservative to Moderate Allocation
  Sub-Account                                           1,017,519   10,792,218     2,869,669      1,191,424
MSF MetLife Mid Cap Stock Index Sub-Account             1,398,405   17,957,563     2,779,144      2,824,410
MSF MetLife Moderate Allocation Sub-Account             3,809,264   40,157,199     8,070,347      7,065,615
MSF MetLife Moderate to Aggressive Allocation
  Sub-Account                                           4,469,728   47,501,259     3,897,208      7,258,085
MSF MetLife Stock Index Sub-Account                     4,564,358  134,969,411     4,425,803     12,320,163
MSF MFS Total Return Sub-Account                          646,115   86,286,747     3,650,744     11,456,332
MSF MFS Value Sub-Account                               1,078,035   12,916,706     2,156,621      1,799,646
MSF Morgan Stanley EAFE Index Sub-Account               1,138,187   14,139,873     1,286,595      2,176,022
MSF Neuberger Berman Genesis Sub-Account                3,017,048   46,227,136     1,184,935      3,892,261
MSF Neuberger Berman Mid Cap Value Sub-Account          1,458,087   27,984,693     1,574,281      4,569,886
MSF Oppenheimer Global Equity Sub-Account                 497,807    7,095,266     1,349,590      1,889,772
MSF Russell 2000 Index Sub-Account                      1,465,887   18,707,327     1,477,884      3,255,048
MSF T. Rowe Price Large Cap Growth Sub-Account            613,048    8,520,726     2,271,383      1,615,244
MSF T. Rowe Price Small Cap Growth Sub-Account            454,937    6,819,322     3,491,487      1,936,344

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                            FOR THE YEAR ENDED
                                                          AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                          ----------------------- ----------------------------
                                                                                        COST OF       PROCEEDS
                                                             SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                          --------- ------------- ------------- --------------
MSF Western Asset Management Strategic Bond Opportunities
  Sub-Account                                             1,276,791    15,555,318     2,658,400      3,238,716
MSF Western Asset Management U.S. Government
  Sub-Account                                               638,250     7,668,538     1,060,613      2,435,599
MSF Zenith Equity Sub-Account                             1,304,177   469,592,570     5,104,490     45,213,086

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of expense ratios and total returns.

The following table is a summary of total returns and expenses as a percentage of average net assets, excluding expenses for the underlying portfolio or fund, and the investment income ratio to average net assets, for the respective stated periods in the five years ended December 31, 2011. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against the Sub-Account assets, where applicable, for each type of policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies as such charges will affect the actual cash values and benefits of the Policies.

                                                                  AS OF
                                                            DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                                            ----------- ---------------------------------------------
                                                                                       EXPENSE(2)         TOTAL(3)
                                                                        INVESTMENT(1)       RATIO           RETURN
                                                                    NET        INCOME   LOWEST TO        LOWEST TO
                                                             ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                                            ----------- ------------- ----------- -------------------
American Funds Bond Sub-Account                        2011  10,837,107          2.87 0.00 - 0.90      5.16 - 6.10
                                                       2010  12,310,904          2.96 0.00 - 0.90      5.49 - 6.44
                                                       2009  11,500,823          3.32 0.20 - 0.90    11.60 - 12.61
                                                       2008   9,026,087          5.63 0.20 - 0.90  (10.16) - (9.35)
                                                       2007   9,806,449          9.07 0.20 - 0.90      2.40 - 3.33
American Funds Global Small Capitalization Sub-Account 2011  48,898,141          1.34 0.00 - 0.90 (19.87) - (19.14)
                                                       2010  66,963,488          1.72 0.00 - 0.90    21.32 - 22.41
                                                       2009  60,520,918          0.28 0.20 - 0.90    59.85 - 61.30
                                                       2008  40,586,683            -- 0.20 - 0.90 (53.94) - (53.52)
                                                       2007  87,957,000          2.91 0.20 - 0.90    20.33 - 21.43
American Funds Growth Sub-Account                      2011 145,777,657          0.60 0.00 - 0.90   (5.13) - (4.28)
                                                       2010 170,692,510          0.71 0.00 - 0.90    17.62 - 18.68
                                                       2009 162,060,936          0.66 0.20 - 0.90    38.16 - 39.41
                                                       2008 127,756,199          0.80 0.20 - 0.90 (44.47) - (43.97)
                                                       2007 235,822,089          0.78 0.20 - 0.90    11.34 - 12.35
American Funds Growth-Income Sub-Account               2011  92,079,552          1.52 0.00 - 0.90   (2.71) - (1.83)
                                                       2010 102,044,715          1.48 0.00 - 0.90    10.43 - 11.43
                                                       2009  97,408,026          1.61 0.20 - 0.90    30.07 - 31.24
                                                       2008  80,153,968          1.72 0.20 - 0.90 (38.41) - (37.85)
                                                       2007 131,971,932          1.54 0.20 - 0.90      4.10 - 5.04
Fidelity VIP Equity-Income Sub-Account                 2011  89,477,712          2.47 0.00 - 0.90      0.07 - 0.97
                                                       2010  96,954,000          1.81 0.00 - 0.90    14.12 - 15.15
                                                       2009  93,824,853          2.28 0.20 - 0.90    29.04 - 30.21
                                                       2008  81,257,307          2.39 0.20 - 0.90 (43.17) - (42.65)
                                                       2007 160,705,816          1.75 0.20 - 0.90      0.62 - 1.53
MIST BlackRock Large Cap Core Sub-Account              2011   2,923,852          1.02 0.00 - 0.90    (0.36) - 0.54
  (Commenced 4/30/2007)                                2010   2,737,804          1.29 0.00 - 0.90    11.97 - 12.73
                                                       2009   2,299,746          1.41 0.20 - 0.90    18.36 - 19.43
                                                       2008   1,487,494          0.69 0.20 - 0.90 (37.68) - (37.12)
                                                       2007   2,059,411            -- 0.20 - 0.90      5.67 - 6.63

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF
                                                   DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                                   ----------- ---------------------------------------------
                                                                              EXPENSE(2)         TOTAL(3)
                                                               INVESTMENT(1)       RATIO           RETURN
                                                           NET        INCOME   LOWEST TO        LOWEST TO
                                                    ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                                   ----------- ------------- ----------- -------------------
MIST Clarion Global Real Estate Sub-Account   2011  16,941,011          4.09 0.00 - 0.90   (6.12) - (5.28)
                                              2010  18,361,981          8.25 0.00 - 0.90    15.24 - 16.28
                                              2009  16,832,855          3.52 0.20 - 0.90    33.91 - 35.12
                                              2008  13,417,373          2.05 0.20 - 0.90 (42.08) - (41.56)
                                              2007  23,578,148          1.11 0.20 - 0.90 (15.56) - (14.79)
MIST Harris Oakmark International Sub-Account 2011  39,102,144          0.03 0.00 - 0.90 (14.75) - (13.98)
                                              2010  47,817,814          2.07 0.00 - 0.90    15.63 - 16.67
                                              2009  42,527,479          7.97 0.20 - 0.90    54.07 - 55.46
                                              2008  28,218,091          2.01 0.20 - 0.90 (41.25) - (40.72)
                                              2007  55,058,740          0.93 0.20 - 0.90   (1.75) - (0.86)
MIST Invesco Small Cap Growth Sub-Account     2011   3,166,697            -- 0.00 - 0.90   (1.73) - (0.85)
                                              2010   3,399,620            -- 0.00 - 0.90    25.34 - 26.47
                                              2009   3,190,548            -- 0.20 - 0.90    33.01 - 34.21
                                              2008   2,922,431            -- 0.20 - 0.90 (39.15) - (38.60)
                                              2007   5,139,211            -- 0.20 - 0.90    10.40 - 11.40
MIST Janus Forty Sub-Account                  2011  11,298,216          1.82 0.00 - 0.90   (8.15) - (7.32)
  (Commenced 4/30/2007)                       2010  14,590,838          1.78 0.00 - 0.90     9.68 - 18.72
                                              2009  13,203,931            -- 0.20 - 0.90    41.93 - 43.21
                                              2008   7,847,106          5.09 0.20 - 0.90 (42.38) - (41.85)
                                              2007   4,356,751            -- 0.20 - 0.90    26.05 - 27.09
MIST Lazard Mid Cap Sub-Account               2011   5,609,171          0.95 0.00 - 0.90   (5.98) - (5.13)
                                              2010   6,284,997          1.07 0.00 - 0.90    22.15 - 23.25
                                              2009   5,903,359          1.38 0.20 - 0.90    35.92 - 37.14
                                              2008   4,876,754          1.27 0.20 - 0.90 (38.71) - (38.15)
                                              2007   8,530,473          0.64 0.20 - 0.90   (3.35) - (2.47)
MIST Legg Mason ClearBridge Aggressive Growth 2011  11,795,463          0.04 0.00 - 0.90    (2.07) - 3.55
  Sub-Account                                 2010   3,231,499          0.07 0.00 - 0.90    22.94 - 24.05
                                              2009   2,285,854          0.12 0.20 - 0.90    32.26 - 33.45
                                              2008   1,714,905          0.01 0.20 - 0.90 (39.50) - (38.95)
                                              2007   2,810,910          0.23 0.20 - 0.90      1.68 - 2.60
MIST Lord Abbett Bond Debenture Sub-Account   2011  35,005,944          6.05 0.00 - 0.90      3.89 - 4.83
                                              2010  35,707,431          6.44 0.00 - 0.90    12.16 - 13.18
                                              2009  34,404,418          7.73 0.20 - 0.90    35.89 - 37.12
                                              2008  29,153,548          4.37 0.20 - 0.90 (19.13) - (18.40)
                                              2007  39,360,830          5.37 0.20 - 0.90      5.89 - 6.85
MIST MetLife Aggressive Strategy Sub-Account  2011   6,641,228            -- 0.00 - 0.90   (6.62) - (5.77)
  (Commenced 5/2/2011)
MIST MFS Research International Sub-Account   2011  87,514,498          2.10 0.00 - 0.90 (11.24) - (10.44)
                                              2010 108,046,291          1.92 0.00 - 0.90    10.65 - 11.65
                                              2009 110,984,361          3.46 0.20 - 0.90    30.75 - 31.93
                                              2008  96,425,083          0.46 0.20 - 0.90 (41.77) - (42.25)
                                              2007  22,084,791          1.44 0.20 - 0.90    12.58 - 13.60

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                             AS OF
                                                       DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                                       ----------- ---------------------------------------------
                                                                                  EXPENSE(2)         TOTAL(3)
                                                                   INVESTMENT(1)       RATIO           RETURN
                                                               NET        INCOME   LOWEST TO        LOWEST TO
                                                        ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                                       ----------- ------------- ----------- -------------------
MIST Morgan Stanley Mid Cap Growth Sub-Account    2011  18,752,462          0.74 0.00 - 0.90   (7.50) - (6.66)
  (Commenced 5/3/2010)                            2010  20,615,489            -- 0.00 - 0.90    27.94 - 29.09
MIST Oppenheimer Capital Appreciation Sub-Account 2011     955,411          0.35 0.00 - 0.90   (1.86) - (0.97)
                                                  2010   1,029,123          0.65 0.00 - 0.90      8.70 - 9.68
                                                  2009     925,105            -- 0.20 - 0.90    42.73 - 44.02
                                                  2008     588,826          3.72 0.20 - 0.90 (46.29) - (45.80)
                                                  2007     900,150          0.10 0.20 - 0.90    13.42 - 14.45
MIST PIMCO Inflation Protected Bond Sub-Account   2011  16,523,011          1.75 0.00 - 0.90    10.49 - 11.48
                                                  2010  13,627,491          2.39 0.00 - 0.90      6.84 - 8.00
                                                  2009  11,179,291          3.63 0.20 - 0.90    16.69 - 18.37
                                                  2008   7,360,241          3.34 0.20 - 0.90   (7.46) - (6.62)
                                                  2007   1,579,874          1.02 0.20 - 0.90    10.08 - 11.08
MIST PIMCO Total Return Sub-Account               2011 134,179,544          2.81 0.00 - 0.90      2.50 - 3.42
                                                  2010 133,478,171          4.00 0.00 - 0.90      7.44 - 8.41
                                                  2009  78,686,535          7.42 0.20 - 0.90    17.33 - 18.39
                                                  2008  64,622,519          3.91 0.20 - 0.90    (0.27) - 0.64
                                                  2007  58,359,575          3.62 0.20 - 0.90      6.88 - 7.85
MIST RCM Technology Sub-Account                   2011   8,375,764            -- 0.00 - 0.90  (10.61) - (9.79)
                                                  2010   9,303,506            -- 0.00 - 0.90    27.12 - 28.27
                                                  2009   7,423,249            -- 0.20 - 0.90    57.74 - 59.17
                                                  2008   4,085,556         13.22 0.20 - 0.90 (44.75) - (44.25)
                                                  2007   5,928,264            -- 0.20 - 0.90    30.48 - 31.67
MIST SSgA Growth and Income ETF Sub-Account       2011   7,738,224          1.90 0.00 - 0.90      0.37 - 1.28
                                                  2010   5,842,153          1.28 0.00 - 0.90    11.60 - 12.61
                                                  2009   2,510,432          1.88 0.20 - 0.90    23.84 - 24.96
                                                  2008     463,003          1.80 0.20 - 0.90 (25.54) - (24.87)
                                                  2007     540,137            -- 0.20 - 0.90      4.81 - 5.97
MIST SSgA Growth ETF Sub-Account                  2011   3,366,771          1.71 0.00 - 0.90   (2.74) - (1.86)
                                                  2010   2,882,488          1.54 0.00 - 0.90    13.35 - 14.37
                                                  2009   2,135,805          1.03 0.20 - 0.90    28.34 - 29.51
                                                  2008     536,030          1.85 0.20 - 0.90 (33.44) - (32.84)
                                                  2007     817,206            -- 0.20 - 0.90      5.02 - 5.76
MIST T. Rowe Price Mid Cap Growth Sub-Account     2011  23,992,689            -- 0.00 - 0.90   (2.28) - (1.39)
                                                  2010  26,245,833            -- 0.00 - 0.90    26.93 - 28.07
                                                  2009  23,004,193            -- 0.20 - 0.90    44.54 - 45.85
                                                  2008  15,783,548          0.07 0.20 - 0.90 (40.17) - (39.62)
                                                  2007  25,194,308          0.23 0.20 - 0.90    16.79 - 17.85
MSF Artio International Stock Sub-Account         2011  21,121,414          1.80 0.00 - 0.90 (20.59) - (19.86)
                                                  2010  28,928,635          1.58 0.00 - 0.90      6.25 - 7.21
                                                  2009  30,251,926          0.72 0.20 - 0.90    21.07 - 22.17
                                                  2008  26,094,744          3.17 0.20 - 0.90 (44.63) - (44.13)
                                                  2007  49,449,098          1.07 0.20 - 0.90     9.34 - 10.33

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                 AS OF
                                                           DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                                           ----------- ---------------------------------------------
                                                                                      EXPENSE(2)         TOTAL(3)
                                                                       INVESTMENT(1)       RATIO           RETURN
                                                                   NET        INCOME   LOWEST TO        LOWEST TO
                                                            ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                                           ----------- ------------- ----------- -------------------
MSF Barclays Capital Aggregate Bond Index Sub-Account 2011 146,207,923          3.51 0.00 - 0.90      6.55 - 7.51
                                                      2010 141,026,063          4.38 0.00 - 0.90      5.10 - 6.05
                                                      2009  28,158,308          6.22 0.20 - 0.90      4.22 - 5.17
                                                      2008  28,481,153          4.55 0.20 - 0.90      5.04 - 5.99
                                                      2007  28,756,872          4.78 0.20 - 0.90      5.91 - 6.87
MSF BlackRock Aggressive Growth Sub-Account           2011   3,044,453          0.30 0.00 - 0.90   (3.87) - (3.00)
                                                      2010   3,159,357          0.07 0.00 - 0.90    14.27 - 15.30
                                                      2009   2,945,625          0.19 0.20 - 0.90    48.10 - 49.44
                                                      2008   1,657,805            -- 0.20 - 0.90 (46.21) - (45.73)
                                                      2007   2,233,228            -- 0.20 - 0.90    19.49 - 20.58
MSF BlackRock Bond Income Sub-Account                 2011  96,006,574          3.94 0.00 - 0.90      5.61 - 6.56
                                                      2010 100,232,236          3.95 0.00 - 0.90      7.37 - 8.34
                                                      2009 101,112,788          7.11 0.20 - 0.90      8.49 - 9.47
                                                      2008 109,299,291          5.22 0.20 - 0.90   (4.30) - (3.43)
                                                      2007 126,621,372          3.31 0.20 - 0.90      5.34 - 6.29
MSF BlackRock Diversified Sub-Account                 2011   3,325,776          2.32 0.00 - 0.90      2.87 - 3.80
                                                      2010   3,014,919          1.89 0.00 - 0.90      8.67 - 9.65
                                                      2009   2,749,051          5.13 0.20 - 0.90    16.25 - 17.30
                                                      2008   2,615,227          2.79 0.20 - 0.90 (25.47) - (24.79)
                                                      2007   3,548,106          2.37 0.20 - 0.90      4.94 - 5.90
MSF BlackRock Large Cap Value Sub-Account             2011   9,931,694          1.15 0.00 - 0.90      1.43 - 2.35
                                                      2010  10,582,253          1.06 0.00 - 0.90      8.24 - 9.22
                                                      2009  10,012,485          1.57 0.20 - 0.90    10.22 - 11.21
                                                      2008   8,896,096          0.83 0.20 - 0.90 (35.48) - (34.90)
                                                      2007  11,919,419          0.93 0.20 - 0.90      2.46 - 3.39
MSF BlackRock Legacy Large Cap Growth Sub-Account     2011 140,506,559          0.19 0.00 - 0.90   (9.76) - (8.95)
                                                      2010 170,535,619          0.23 0.00 - 0.90    16.92 - 19.82
                                                      2009 158,130,679          0.68 0.20 - 0.90    33.35 - 36.79
                                                      2008 129,720,981          0.45 0.20 - 0.90 (37.08) - (36.51)
                                                      2007 224,783,521          0.20 0.20 - 0.90    17.65 - 18.72
MSF BlackRock Money Market Sub-Account                2011  66,917,171            -- 0.00 - 0.90    (0.90) - 0.00
                                                      2010  74,836,337          0.01 0.00 - 0.90    (0.89) - 0.01
                                                      2009 257,365,593          0.43 0.20 - 0.90    (0.48) - 0.42
                                                      2008 274,303,548          2.80 0.20 - 0.90      1.97 - 2.89
                                                      2007 261,581,445          4.94 0.20 - 0.90      4.09 - 5.04
MSF Davis Venture Value Sub-Account                   2011 217,328,164          1.16 0.00 - 0.90   (4.89) - (4.03)
                                                      2010 251,582,635          1.03 0.00 - 0.90    11.00 - 12.00
                                                      2009 252,306,022          1.60 0.20 - 0.90    30.80 - 31.99
                                                      2008 214,256,548          1.37 0.20 - 0.90 (39.89) - (39.35)
                                                      2007 383,166,627          0.80 0.20 - 0.90      3.64 - 4.58
MSF FI Value Leaders Sub-Account                      2011  42,046,168          1.12 0.00 - 0.90   (6.99) - (6.15)
                                                      2010  48,749,943          1.61 0.00 - 0.90    13.54 - 14.56
                                                      2009  46,359,599          2.90 0.20 - 0.90    20.75 - 21.85
                                                      2008  43,315,187          1.95 0.20 - 0.90 (38.95) - (38.50)
                                                      2007  78,919,923          0.96 0.20 - 0.90      3.26 - 4.20

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                     AS OF
                                                               DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                                               ----------- ---------------------------------------------
                                                                                          EXPENSE(2)         TOTAL(3)
                                                                           INVESTMENT(1)       RATIO           RETURN
                                                                       NET        INCOME   LOWEST TO        LOWEST TO
                                                                ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                                               ----------- ------------- ----------- -------------------
MSF Jennison Growth Sub-Account                           2011   6,375,466          0.27 0.00 - 0.90    (0.38) - 0.51
                                                          2010   6,084,336          0.59 0.00 - 0.90    10.63 - 11.63
                                                          2009   5,789,441          0.18 0.20 - 0.90    38.73 - 39.99
                                                          2008   4,512,970          2.48 0.20 - 0.90 (37.00) - (36.43)
                                                          2007   7,939,226          0.43 0.20 - 0.90    10.67 - 11.67
MSF Loomis Sayles Small Cap Core Sub-Account              2011 120,220,363          0.11 0.00 - 0.90    (0.31) - 0.59
                                                          2010 133,490,199          0.10 0.00 - 0.90    26.38 - 27.53
                                                          2009 117,227,778          0.29 0.20 - 0.90    29.08 - 30.25
                                                          2008 101,934,163            -- 0.20 - 0.90 (36.47) - (35.89)
                                                          2007 174,428,227          0.08 0.20 - 0.90    10.89 - 11.90
MSF Loomis Sayles Small Cap Growth Sub-Account            2011   6,353,831            -- 0.00 - 0.90      2.06 - 2.98
                                                          2010   5,920,466            -- 0.00 - 0.90    30.53 - 31.71
                                                          2009   5,041,503            -- 0.20 - 0.90    28.77 - 29.93
                                                          2008   3,508,118            -- 0.20 - 0.90 (41.70) - (41.17)
                                                          2007   7,074,259            -- 0.20 - 0.90      3.60 - 4.54
MSF Met/Artisan Mid Cap Value Sub-Account                 2011  94,958,016          0.97 0.00 - 0.90      5.80 - 6.76
                                                          2010  98,195,102          0.76 0.00 - 0.90    14.01 - 15.04
                                                          2009  94,117,099          1.15 0.20 - 0.90    40.30 - 41.56
                                                          2008  74,291,633          0.39 0.20 - 0.90 (46.49) - (46.00)
                                                          2007 157,882,498          0.57 0.20 - 0.90   (7.68) - (6.84)
MSF MetLife Conservative Allocation Sub-Account           2011   7,843,187          2.78 0.00 - 0.90      2.55 - 3.48
                                                          2010   7,463,887          3.70 0.00 - 0.90     9.35 - 10.34
                                                          2009   4,027,394          3.48 0.20 - 0.90    19.65 - 20.73
                                                          2008   3,651,569          1.10 0.20 - 0.90 (14.87) - (14.10)
                                                          2007   2,013,623            -- 0.20 - 0.90      4.79 - 5.74
MSF MetLife Conservative to Moderate Allocation           2011  11,434,494          2.17 0.00 - 0.90      0.36 - 1.28
  Sub-Account                                             2010   9,905,313          3.26 0.00 - 0.90    10.78 - 11.78
                                                          2009   6,804,874          2.95 0.20 - 0.90    22.89 - 24.00
                                                          2008   4,379,229          1.19 0.20 - 0.90 (22.13) - (21.42)
                                                          2007   3,279,205            -- 0.20 - 0.90      4.11 - 5.06
MSF MetLife Mid Cap Stock Index Sub-Account               2011  18,095,523          0.93 0.00 - 0.90   (2.77) - (1.89)
                                                          2010  19,549,154          1.00 0.00 - 0.90    25.15 - 26.28
                                                          2009  16,707,749          1.83 0.20 - 0.90    35.77 - 36.99
                                                          2008  12,417,112          1.42 0.20 - 0.90 (36.75) - (36.17)
                                                          2007  19,029,722          0.76 0.20 - 0.90      6.81 - 7.78
MSF MetLife Moderate Allocation Sub-Account               2011  41,147,861          1.73 0.00 - 0.90   (2.02) - (1.14)
                                                          2010  41,392,977          2.75 0.00 - 0.90    12.45 - 13.47
                                                          2009  33,217,938          3.17 0.20 - 0.90    25.71 - 26.84
                                                          2008  25,987,914          1.01 0.20 - 0.90 (29.08) - (28.43)
                                                          2007  29,192,086          0.20 0.20 - 0.90      3.61 - 4.55
MSF MetLife Moderate to Aggressive Allocation Sub-Account 2011  46,537,054          1.64 0.00 - 0.90   (4.42) - (3.55)
                                                          2010  52,356,073          2.34 0.00 - 0.90    13.86 - 14.89
                                                          2009  49,951,198          2.79 0.20 - 0.90    28.27 - 29.43
                                                          2008  37,391,113          0.83 0.20 - 0.90 (35.55) - (34.96)
                                                          2007  40,468,536          0.20 0.20 - 0.90      3.18 - 4.12

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                          AS OF
                                                    DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                                    ----------- ---------------------------------------------
                                                                               EXPENSE(2)         TOTAL(3)
                                                                INVESTMENT(1)       RATIO           RETURN
                                                            NET        INCOME   LOWEST TO        LOWEST TO
                                                     ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                                    ----------- ------------- ----------- -------------------
MSF MetLife Stock Index Sub-Account            2011 135,083,898          1.68 0.00 - 0.90      0.93 - 1.84
                                               2010 143,555,332          1.78 0.00 - 0.90    12.64 - 14.82
                                               2009 138,028,869          2.79 0.20 - 0.90    26.24 - 28.14
                                               2008 125,584,560          1.97 0.20 - 0.90 (37.67) - (37.10)
                                               2007 221,661,531          1.05 0.20 - 0.90      4.29 - 5.23
MSF MFS Total Return Sub-Account               2011  83,804,786          2.75 0.00 - 0.90      1.50 - 2.42
                                               2010  91,840,770          3.05 0.00 - 0.90     9.09 - 10.08
                                               2009  94,616,514          4.41 0.20 - 0.90    17.54 - 18.60
                                               2008  90,118,925          3.64 0.20 - 0.90 (22.85) - (22.15)
                                               2007 128,431,968          2.19 0.20 - 0.90      3.44 - 4.38
MSF MFS Value Sub-Account                      2011  13,183,124          1.54 0.00 - 0.90    (0.05) - 0.85
                                               2010  12,898,085          1.46 0.00 - 0.90    10.43 - 11.42
                                               2009  11,687,734            -- 0.20 - 0.90    19.74 - 20.82
                                               2008   8,439,584          1.91 0.20 - 0.90 (34.06) - (33.46)
                                               2007  12,298,691          0.79 0.20 - 0.90   (4.66) - (3.79)
MSF Morgan Stanley EAFE Index Sub-Account      2011  11,657,112          2.51 0.00 - 0.90 (13.28) - (12.50)
                                               2010  14,469,634          2.79 0.00 - 0.90      7.22 - 8.19
                                               2009  15,683,392          4.28 0.20 - 0.90    27.52 - 28.67
                                               2008  13,171,852          2.94 0.20 - 0.90 (42.60) - (42.08)
                                               2007  22,127,994          1.95 0.20 - 0.90     9.82 - 10.82
MSF Neuberger Berman Genesis Sub-Account       2011  36,333,311          0.75 0.00 - 0.90      4.85 - 5.80
                                               2010  37,222,521          0.51 0.00 - 0.90    20.49 - 21.58
                                               2009  34,009,004          1.14 0.20 - 0.90    12.14 - 13.15
                                               2008  33,591,081          0.55 0.20 - 0.90 (38.96) - (38.40)
                                               2007  63,338,831          0.31 0.20 - 0.90   (4.32) - (3.45)
MSF Neuberger Berman Mid Cap Value Sub-Account 2011  27,125,196          0.80 0.00 - 0.90   (7.25) - (6.42)
                                               2010  32,184,569          0.85 0.00 - 0.90    25.18 - 26.31
                                               2009  27,580,805          1.60 0.20 - 0.90    46.77 - 48.10
                                               2008  20,009,802          0.86 0.20 - 0.90 (47.82) - (47.34)
                                               2007  39,717,343          0.55 0.20 - 0.90      2.52 - 3.45
MSF Oppenheimer Global Equity Sub-Account      2011   6,911,361          2.03 0.00 - 0.90   (9.06) - (8.24)
                                               2010   8,171,114          1.45 0.00 - 0.90    15.19 - 16.23
                                               2009   6,833,450          2.42 0.20 - 0.90    39.06 - 40.31
                                               2008   4,452,138          2.22 0.20 - 0.90 (40.90) - (40.37)
                                               2007   6,383,391          1.08 0.20 - 0.90      5.53 - 6.49
MSF Russell 2000 Index Sub-Account             2011  18,530,117          1.08 0.00 - 0.90   (4.96) - (4.10)
                                               2010  21,334,669          1.11 0.00 - 0.90    25.78 - 26.92
                                               2009  19,323,894          2.06 0.20 - 0.90    24.88 - 26.01
                                               2008  16,940,477          1.27 0.20 - 0.90 (34.10) - (33.50)
                                               2007  27,058,478          0.93 0.20 - 0.90   (2.40) - (1.51)
MSF T. Rowe Price Large Cap Growth Sub-Account 2011   9,103,016          0.08 0.00 - 0.90   (2.00) - (1.11)
                                               2010   8,617,337          0.26 0.00 - 0.90    16.00 - 17.05
                                               2009   6,987,452          0.65 0.20 - 0.90    42.15 - 43.44
                                               2008   5,244,491          0.58 0.20 - 0.90 (42.41) - (41.88)
                                               2007   7,948,169          0.42 0.20 - 0.90      8.40 - 9.39

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

7. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                          AS OF
                                                    DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                                    ----------- ---------------------------------------------
                                                                               EXPENSE(2)         TOTAL(3)
                                                                INVESTMENT(1)       RATIO           RETURN
                                                            NET        INCOME   LOWEST TO        LOWEST TO
                                                     ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                                    ----------- ------------- ----------- -------------------
MSF T. Rowe Price Small Cap Growth Sub-Account 2011   7,573,595            -- 0.00 - 0.90      0.86 - 1.77
                                               2010   5,965,369            -- 0.00 - 0.90    33.69 - 34.90
                                               2009   4,044,605          0.34 0.20 - 0.90    37.72 - 38.97
                                               2008   2,962,465            -- 0.20 - 0.90 (36.77) - (36.19)
                                               2007   4,225,349            -- 0.20 - 0.90      8.87 - 9.86
MSF Western Asset Management Strategic Bond    2011  16,577,629          4.98 0.00 - 0.90      5.19 - 6.14
  Opportunities Sub-Account                    2010  17,002,232          6.07 0.00 - 0.90    11.72 - 12.73
                                               2009  15,164,958          6.64 0.20 - 0.90    31.04 - 32.22
                                               2008  12,005,795          4.12 0.20 - 0.90 (15.78) - (15.01)
                                               2007  15,153,416          2.75 0.20 - 0.90      3.10 - 4.03
MSF Western Asset Management U.S. Government   2011   7,771,931          1.49 0.00 - 0.90      4.56 - 5.51
  Sub-Account                                  2010   9,114,088          2.70 0.00 - 0.90      4.78 - 5.81
                                               2009   8,949,802          4.49 0.20 - 0.90      3.74 - 4.33
                                               2008   8,118,034          4.39 0.20 - 0.90   (1.26) - (0.36)
                                               2007   8,555,333          1.62 0.20 - 0.90      3.41 - 4.35
MSF Zenith Equity Sub-Account                  2011 397,688,579          1.05 0.00 - 0.90   (4.25) - (3.39)
                                               2010 456,024,164          1.58 0.00 - 0.90    13.11 - 14.14
                                               2009 443,638,026          5.79 0.20 - 0.90    29.24 - 30.41
                                               2008 376,112,791          2.70 0.20 - 0.90 (39.08) - (38.52)
                                               2007 688,309,329          0.76 0.20 - 0.90      4.31 - 5.26

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude mortality and expense risk charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio or fund in which the Sub-Account invests.

(2) These amounts represent the annualized policy expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expense of the underlying portfolio have been excluded.

(3) The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum return, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

This page is intentionally left blank.

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                               BOSTON, MA 02116

                                    RECEIPT


This is to acknowledge receipt of an Enterprise Executive Advantage Prospectus (Book 404) dated April 30, 2012. This Variable Life policy is offered by New England Life Insurance Company.


-----------------------------  --------------------
           (Date)              (Client's Signature)

                      NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                (617) 578-2000

                        ENTERPRISE EXECUTIVE ADVANTAGE

                        SUPPLEMENT DATED APRIL 30, 2012
                                      TO
                        PROSPECTUS DATED APRIL 30, 2012

   This supplement is prepared for Owners of ZENITH EXECUTIVE ADVANTAGE PLUS and ZENITH EXECUTIVE ADVANTAGE 2000 policies. It describes certain differences between your Policy and the Policy as described in the current Enterprise Executive Advantage prospectus.

1. The current Enterprise Executive Advantage prospectus states that starting in the eighth Policy year, the current sales charge is reduced from 8% to 3% for premiums paid up to the Target Premium. Under YOUR Policy, the sales charge on premiums paid up to the Target Premium is 8% in all Policy years.

2. The Enhanced Surrender Value Rider described in the current Enterprise Executive Advantage prospectus is not available under your Policy.

3. The nonsmoker elite and smoker preferred underwriting classes described in the current Enterprise Executive Advantage prospectus are not available under your Policy.

4. The current Enterprise Executive Advantage prospectus states that we currently credit interest on cash value we hold as collateral for a Policy loan at a rate of 4% in Policy years 1-10, 4.5% in Policy years 11-20 and 4.75% thereafter. Under YOUR Policy, we currently credit 4% in the first ten Policy years and 4.5% thereafter.

5. The current Enterprise Executive Advantage prospectus states that guaranteed issue Policies are available for insureds with issue ages of 20 to 70. Under YOUR Policy, the guaranteed issue underwriting class was available for insureds with issue ages of 20 to 65.

6. The current Enterprise Executive Advantage prospectus states that the minimum total annual premium for a case is $100,000. For YOUR Policy, the minimum total annual premium was $100,000 for a case consisting of five or more Policies, and $250,000 for a case of fewer than five Policies.

   The following information describes certain differences between your ZENITH EXECUTIVE ADVANTAGE PLUS policy and the Policy as described in the current Enterprise Executive Advantage prospectus.

1. The current Enterprise Executive Advantage prospectus describes three death benefit options. Under YOUR Policy, the Option 3 (Face Amount Plus Premiums) death benefit option is not available.

2. The current Enterprise Executive Advantage prospectus states that the mortality and expense risk charge is currently imposed at an annual rate of .75% in Policy years 1-15, .50% in Policy years 16-20 and .10% thereafter. The current mortality and expense risk charge under YOUR Policy is imposed at an annual rate of .75% in the first ten Policy years (and in the first ten years following a face amount increase) and .25% thereafter. Under your Policy we calculate the mortality and expense risk charge separately for each underwritten segment of coverage and each segment resulting from a term conversion. The actual charge is a weighted average of the mortality and expense risk charge applicable to each segment, based on the relative Target Premium for each segment.

3. The current Enterprise Executive Advantage prospectus states that the current Policy fee is $5.50 per month. The current Policy fee for YOUR Policy is $5.00 per month.

4. The current Enterprise Executive Advantage prospectus states that upon surrender of the Policy within the first two Policy years, we refund the sales charges that we deducted from premiums paid in the first Policy year. This refund of sales charges provision does not apply under your Policy.

5. The current cost of insurance rates shown in the Fee Table in the current Enterprise Executive Advantage prospectus range from $.02 to $500.00 per $1,000 of net amount at risk. The current cost of insurance rates for your Policy range from $.05 to $500.00 per $1,000 of net amount at risk.

6. The "Enhanced Net Single Premium Corridor" option that is described under DEATH BENEFITS in the current Enterprise Executive Advantage prospectus is not available under your Policy.

7. For your Policy, the following paragraphs replace the second through fifth paragraphs appearing under DISTRIBUTION OF THE POLICIES in the current Enterprise Executive Advantage prospectus.

   NELICO agents who sell the Policies can select one of three schedules for payment of commissions and/or service fees: (1) a maximum of 12.5% of the Target Premium paid in the first Policy year (or in the first year after a face amount increase), a maximum of 6% in Policy years two through ten, and a maximum of 2% thereafter; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% in renewal years); or (2) a maximum of 8% of the Target Premium paid in the first through fourth Policy years (or in the first through fourth years after a face amount increase) and 2% of the Target Premium paid in the fifth through fifteenth such years, and beginning in the fifth Policy year, a maximum of .15% of the Policy's cash value (reducing to .11% in the 11th Policy year and .074% in the 16th Policy year); with a maximum commission of .75% of each payment above the Target Premium in the first Policy year (.20% in renewal years); or (3) a maximum commission of 12.5% of the Target Premium paid in the first Policy year (or in the first year after a face amount increase), plus a maximum of .26% of the Policy's cash value after the first Policy year; with a maximum commission of .75% of each payment above the Target Premium in the first Policy year. Each face amount segment has its own Target Premium. For commission purposes, we attribute a portion of each premium payment to each face amount segment, based on the segment's relative Target Premiums.

   Commissions paid on behalf of the registered representatives of other broker-dealers with whom New England Securities enters into selling agreements will not exceed those described above except for a possible maximum 6.5% of the Target Premium commission in the second through tenth Policy years under the first schedule). We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic compensation for the particular year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

   The following information describes certain differences between your ZENITH EXECUTIVE ADVANTAGE 2000 policy and the Policy as described in the current Enterprise Executive Advantage prospectus.

1. The current Enterprise Executive Advantage prospectus states that the mortality and expense risk charge is currently imposed at an annual rate of .75% in Policy years 1-15, .50% in Policy years 16-20 and .10% thereafter. The current mortality and expense risk charge under YOUR Policy is imposed at an annual rate of .50% in the first 20 Policy years and .25% thereafter.

2. For your Policy, the following paragraphs replace the second through fifth paragraphs appearing under DISTRIBUTION OF THE POLICIES in the current Enterprise Executive Advantage prospectus.

   NELICO agents who sell the Policies can select one of two schedules for payment of commissions and/or service fees: (1) a maximum of 12.5% of the Target Premium paid in the first Policy year, a maximum of 6.25% of the Target Premium paid in Policy years two through ten, and a maximum of 2.25% thereafter; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% thereafter); or (2) a maximum of 8% of the Target Premium paid in the first Policy year, a maximum of 5.4% of the Target Premium paid in the second through tenth Policy years, and a maximum of .75% thereafter; and beginning in the second Policy year, a maximum of .18% of the Policy's cash value; with a maximum commission of .75% of each payment above the Target Premium paid in the first Policy year (.60% thereafter).

   Commissions paid on behalf of the registered representatives of other broker-dealers with whom New England Securities enters into selling agreements will not exceed those described above except for a possible maximum 7% of the Target Premium and 2.5% of each payment above the Target Premium paid in the second through tenth Policy years under the first schedule, and a possible maximum of 6% of the Target Premium and .85% of each payment above the Target Premium paid in those Policy years under the second schedule. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic compensation for the particular Policy year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

                        ENTERPRISE EXECUTIVE ADVANTAGE

                          FLEXIBLE PREMIUM ADJUSTABLE

                       VARIABLE LIFE INSURANCE POLICIES

                  New England Variable Life Separate Account

                 Issued by New England Life Insurance Company

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                April 30, 2012

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 30, 2012 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation, 1095 Avenue of the Americas, New York, NY 10036.






                                     SAI-1

                               TABLE OF CONTENTS

                                                                       PAGE
                                                                      ------
    GENERAL INFORMATION AND HISTORY..................................  SAI-3
      The Company....................................................  SAI-3
      The Variable Account...........................................  SAI-3
    DISTRIBUTION OF THE POLICIES.....................................  SAI-3
    ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES.......  SAI-4
      Dollar Cost Averaging..........................................  SAI-4
      Asset Rebalancing..............................................  SAI-4
      Payment of Proceeds............................................  SAI-5
      Payment Options................................................  SAI-5
    ADDITIONAL INFORMATION ABOUT CHARGES.............................  SAI-6
      Special Arrangements...........................................  SAI-6
    POTENTIAL CONFLICTS OF INTEREST..................................  SAI-6
    LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY.................  SAI-6
    MISSTATEMENT OF AGE OR SEX.......................................  SAI-7
    REPORTS..........................................................  SAI-7
    PERSONALIZED ILLUSTRATIONS.......................................  SAI-7
    PERFORMANCE DATA.................................................  SAI-8
    INVESTMENT ADVICE................................................  SAI-8
    REGISTRATION STATEMENT........................................... SAI-11
    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................... SAI-11
    EXPERTS.......................................................... SAI-11
    FINANCIAL STATEMENTS............................................. SAI-11

                                     SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

   New England Life Insurance Company ("NELICO") was organized as a stock life insurance company in Delaware on September 9, 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is 200 Park Avenue, New York, New York 10166. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116.

   MetLife entered into a net worth maintenance agreement with NELICO at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause NELICO to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2009, the capital and surplus of NELICO was in excess of these minimum capital and surplus levels. MetLife and NELICO entered into the agreement in part to enhance and maintain the financial strength of NELICO as set forth in the agreement. Creditors of NELICO (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of NELICO with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to NELICO. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if NELICO attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support.

THE VARIABLE ACCOUNT

   We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                         DISTRIBUTION OF THE POLICIES

   The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

   New England Securities Corporation ("Distributor") serves as principal underwriter for the Policies. Distributor is a Massachusetts corporation organized in 1968 and a wholly-owned subsidiary of the Company, and its home address is located at 1095 Avenue of the Americas, New York, NY 10036. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Services Regulatory

                                     SAI-3

Authority. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.

   Distributor received sales compensation with respect to the Variable Account in the following amounts during the periods indicated:


                                            AGGREGATE AMOUNT OF COMMISSIONS
   FISCAL       AGGREGATE AMOUNT OF         RETAINED BY DISTRIBUTOR AFTER
   YEAR    COMMISSIONS PAID TO DISTRIBUTOR    PAYMENTS TO SELLING FIRMS
   ------  -------------------------------  -------------------------------
   2011             $20,411,003                          $ 0
   2010             $24,532,742                          $ 0
   2009             $27,964,928                          $ 0


   Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies. Under the distribution arrangement, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies.

          ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

DOLLAR COST AVERAGING

   You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations but does not assure a profit or protect against a loss in declining markets.

   Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). You must transfer a minimum of $100 to each account that you select under this feature. If, in the future, we exercise our right to limit the number of transfers or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the dollar cost averaging program against the total number of transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. (See "Asset Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We may offer enhancements in the future. We reserve the right to suspend dollar cost averaging at any time.

ASSET REBALANCING

   You can select an asset rebalancing program for your cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

                                     SAI-4

   You can select an asset rebalancing program when you apply for the Policy or at a later date. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts, as well as the frequency (using calendar month-end, quarter-end or year-end dates). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of your chosen period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone to stop. If, in the future, we exercise our right to limit the number of transfers or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the asset rebalancing program against the total number of transfers allowed in a Policy year. There is no extra charge for this feature.

PAYMENT OF PROCEEDS

   We may delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

   The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account provides convenient access to proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

   Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

   We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

   The following payment options are available:

    (i)INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

   (ii)LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

   (iv)INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

                                     SAI-5

    (v)SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

   (vi)LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

   You need our consent to use an option if the installment payments would be less than $20.

                     ADDITIONAL INFORMATION ABOUT CHARGES

SPECIAL ARRANGEMENTS

   We may waive, reduce or vary any Policy charges under Policies sold to some cases. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

   Sales charges for Policies sold to some cases may be reduced. We may reduce or eliminate the sales charge when you purchase a Policy, on cash value transferred in the first year from certain life insurance policies that were issued by New England Mutual, NELICO or NELICO's affiliates. Eligibility requirements will apply. Your registered representative can advise you regarding the availability of this feature.

   The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                        POTENTIAL CONFLICTS OF INTEREST

   The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

   Generally, we can challenge the validity of your Policy or a rider to your Policy during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for

                                     SAI-6
two years during the insured's lifetime from receipt of the premium payment and can challenge the portion of the death benefit resulting from an increase in face amount for two years during the insured's lifetime from the date of the increase. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. If the insured dies within two years of an increase in face amount, we can challenge the portion of the death benefit resulting from the face amount increase at any time for misrepresentation.

                          MISSTATEMENT OF AGE OR SEX

   If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

                                    REPORTS

   We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

   You will be sent periodic reports containing the financial statements of the Eligible Funds.

                          PERSONALIZED ILLUSTRATIONS

   We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, net cash value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (I.E., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

   The illustrated death benefit, net cash value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

   Illustrations may also show the internal rate of return on the net cash value and the death benefit. The internal rate of return on the net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Sub-Accounts of the Variable Account.

                                     SAI-7

                               PERFORMANCE DATA

   We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and mortality and expense risk charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Eligible Funds. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date of the corresponding Sub-Account.

                               INVESTMENT ADVICE


   The Variable Account invests in the Portfolios of the Metropolitan Series Fund ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers"), as the adviser to the Met Series Fund and the Met Investors Series Trust, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Variable Account invests.


   MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund. On May 1, 2009, MetLife Advisers became the investment adviser to the Portfolios of the Met Investors Series Trust.

   MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (currently, the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the BlackRock Bond Income Portfolio), the Westpeak Value Growth Series (currently, the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series (currently Loomis Sayles Small Cap Core Portfolio), and the Loomis Sayles Avanti Growth Series (currently, the Met/Artisan Mid Cap Value Portfolio), MetLife Advisers became the adviser on May 1, 1995; and, in the case of the Capital Growth Series (currently, the Zenith Equity Portfolio), MetLife Advisers became the adviser on May 1, 2001.

   Met Investors Advisory, LLC (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001. On May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers.

   The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

   The sub-adviser to the FI Value Leaders Portfolio (formerly, the FI Structured Equity Portfolio which was formerly the Westpeak Growth and Income Series which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the sub-adviser. The sub-adviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio which was formerly the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly, the State Street Research Bond Income Portfolio which was formerly the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser to these

                                     SAI-8

Portfolios on January 31, 2005. The sub-adviser to the MFS Total Return Portfolio (formerly, the Back Bay Advisors Managed Series) was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser. The sub-adviser to the Met/Artisan Mid Cap Value Portfolio (formerly, the Harris Oakmark Focused Value Portfolio which was formerly the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000, and Artisan Partners Limited Partnership became the sub-adviser on May 1, 2009. The sub-adviser to the Balanced Portfolio (formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company, LLP became the sub-adviser. On or about April 30, 2004, the Balanced Portfolio merged with and into the MFS Total Return Portfolio and the Balanced Portfolio ceased to exist. The sub-adviser to the Westpeak Stock Index Series, which was replaced by the MetLife Stock Index Portfolio on April 27, 2001 and was formerly known as the Stock Index Series, was Back Bay Advisors, L.P. until August 1, 1993, when Westpeak Investment Advisors, L.P. became the sub-adviser.

   Prior to May 1, 2002, Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Portfolio. As of May 1, 2002, Capital Growth Management Limited Partnership ceased to be the sub-adviser to the Zenith Equity Portfolio and at that time, the Zenith Equity Portfolio became a "fund of funds" that invests equally in two Portfolios of the Met Series Fund, i.e., the FI Value Leaders Portfolio and the Jennison Growth Portfolio, and one Portfolio of the Met Investors Series Trust, i.e., the Pioneer Fund Portfolio. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.

   The sub-adviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly, the State Street Research Large Cap Growth Portfolio which was formerly the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc., became the sub-adviser on January 31, 2005. Effective May 4, 2009, the FI Large Cap Portfolio merged with and into the BlackRock Legacy Large Cap Growth Portfolio. On May 1, 2004, the MFS Total Return Portfolio of the Met Series Fund replaced the VIP Asset Manager Portfolio of Fidelity(R) Variable Insurance Products. On or about April 30, 2004, the FI Mid Cap Opportunities Portfolio merged with and into the Janus Mid Cap Portfolio and immediately thereafter Fidelity Management & Research Company replaced Janus Capital Management LLC as the sub-adviser to the Portfolio, which then became known as the FI Mid Cap Opportunities Portfolio. On or about May 1, 2010, the FI Mid Cap Opportunities Portfolio merged into the Morgan Stanley Mid Cap Growth Portfolio of the Met Investors Series Trust. On or about April 30, 2004, the MFS Research Managers Portfolio merged with and into the MFS Investors Trust Portfolio and the MFS Research Managers Portfolio ceased to exist. On or about May 1, 2006, the MFS Investors Trust Portfolio merged with and into the Legg Mason Value Equity Portfolio, a Portfolio of the Met Investors Series Trust, and the MFS Investors Trust Portfolio ceased to exist.

   The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:


   MetLife Investment Advisors Company, LLC replaced Metropolitan Life Insurance Company as the sub-adviser to the Barclays Capital Aggregate Bond Index Portfolio (formerly the Lehman Brothers(R) Aggregate Bond Index Portfolio), the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the MSCI EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on April 30, 2007; Metropolitan Life Insurance Company had been the sub-adviser to these Portfolios since May 1, 2001. The sub-adviser to the Baillie Gifford International Stock Portfolio (formerly the Artio International Stock Portfolio which was formerly the Julius Baer International Stock Portfolio which was formerly the FI International Stock Portfolio which was formerly the Putnam International Stock Portfolio) was Fidelity Management & Research Company until January 7, 2008 when Julius Baer Investment Management LLC became the sub-adviser; Artio Global Management LLC became the sub-adviser on May 1, 2009 and was replaced by Baillie Gifford Overseas Limited on
February 1, 2012. On December 1, 2000, the Putnam International Stock Portfolio replaced the Morgan Stanley International Magnum Equity Series (formerly the Draycott International Equity Series) of the Zenith Fund. The sub-adviser to the Morgan Stanley International Magnum Equity Series was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management


                                     SAI-9

Inc. became the sub-adviser. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust. The sub-adviser to the Janus Aggressive Growth Portfolio was Janus Capital Management LLC until October 1, 2006, when Legg Mason Capital Management, Inc became the sub-adviser to the Portfolio, which then became known as the Legg Mason Partners Aggressive Growth Portfolio. The sub-adviser to the Loomis Sayles Small Cap Growth Portfolio (formerly the Franklin Templeton Small Cap Growth Portfolio) was Franklin Advisers, Inc. until January 5, 2009, when Loomis, Sayles & Company, L.P. became the sub-adviser.

   The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly, the State Street Research Aggressive Growth Portfolio), the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio which was formerly the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), the BlackRock Investment Trust Portfolio (formerly, the State Street Research Investment Trust Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser. On January 19, 2010, Neuberger Berman Management LLC became the sub-adviser to the BlackRock Strategic Value Portfolio. On April 30, 2007, the BlackRock Investment Trust Portfolio merged with and into the BlackRock Large-Cap Core Portfolio, a Portfolio of the Met Investors Series Trust, and the BlackRock Investment Trust Portfolio ceased to exist. The sub-adviser to the Oppenheimer Global Equity Portfolio (formerly, the Scudder Global Equity Portfolio) was Deutsche Investment Management Americas Inc. until May 1, 2005 when OppenheimerFunds, Inc. became the sub-adviser. On May 1, 2005, the Met/Putnam Voyager Portfolio (formerly, the Putnam Large Cap Growth Portfolio) merged with and into the Jennison Growth Portfolio and the Met/Putnam Voyager Portfolio ceased to exist. The sub-adviser to the Western Asset Management Strategic Bond Opportunities Portfolio and the Western Asset Management U.S. Government Portfolio (formerly, the Salomon Brothers Strategic Bond Opportunities Portfolio and the Salomon Brothers U.S. Government Portfolio, respectively) was Salomon Brothers Asset Management Inc. until May 1, 2006, when Western Asset Management Company became the sub-adviser to the Portfolios. The sub-adviser of the MFS(R) Value Portfolio (formerly, the Harris Oakmark Large Cap Value Portfolio) was Harris Associates L.P. until January 7, 2008 when Massachusetts Financial Services Company became the sub-adviser.


   On or about May 2, 2011, the MetLife Aggressive Allocation Portfolio merged into the MetLife Aggressive Strategy Portfolio of the Met Investors Series Trust. On January 12, 2012, Lord Abbett & Co. LLC became the subadviser to the Neuberger Berman Mid Cap Value Portfolio, which became known as the Lord Abbett Mid Cap Value Portfolio (of the Met Series Fund). On or about April 30, 2012, the Lord Abbett Mid Cap Value Portfolio (of the Met Series Fund) merged into the Lord Abbett Mid Cap Value Portfolio of the Met Investors Series Trust.


   The following is the sub-adviser history of the Met Investors Series Trust:

   The sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly, the State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P. became the sub-adviser effective January 1, 2003. The sub-adviser to the RCM Technology Portfolio (formerly, the PIMCO PEA Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the sub-adviser. On May 1, 2005, the Lord Abbett Bond Debenture Portfolio replaced the VIP High Income Portfolio of Fidelity Variable Insurance Products. The sub-adviser to the Lazard Mid-Cap Portfolio (formerly, the Met/AIM Mid Cap Core Equity Portfolio) was AIM Capital Management Inc. until December 19, 2005, when Lazard Asset Management LLC became the sub-adviser. On April 28, 2008, ING Clarion Real Estate Securities, L.P. succeeded Neuberger Berman Management, Inc. as the sub-adviser to the Neuberger Berman Real Estate Portfolio, which then changed its name to Clarion Global Real Estate Portfolio. On or about April 28, 2008, the MFS Research International Portfolio replaced the Fidelity VIP Overseas Portfolio.

   On September 2, 2008, SSgA Funds Management, Inc. replaced Gallatin Asset Management, Inc. as the sub-adviser to the SSgA Growth and Income ETF Portfolio (formerly the Cyclical Growth and Income ETF Portfolio) and the SSgA Growth ETF Portfolio (formerly the Cyclical Growth ETF Portfolio).

                                    SAI-10

                            REGISTRATION STATEMENT

   This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The consolidated financial statements of New England Life Insurance Company, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries ("MLIC"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in MLIC's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1,
2009). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                                    EXPERTS


   Robert L. Staffier, Jr., FSA, Vice President of NELICO has examined actuarial matters included in the Registration Statement, as stated in his opinion filed as an exhibit to the Registration Statement.


                             FINANCIAL STATEMENTS

   The financial statements of NELICO and MetLife are included herein. The financial statements of NELICO should be considered only as bearing upon the ability of NELICO to meet its obligations under the Policies. The financial statements of MetLife should be considered only as bearing upon the ability of MetLife to meet its obligations under the net worth maintenance agreement.

                                    SAI-11

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

Consolidated Financial Statements

As of December 31, 2011 and 2010 and for the Years Ended December 31, 2011, 2010 and 2009
and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of New England Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and its subsidiary (an indirect wholly owned subsidiary of MetLife, Inc.) (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and its subsidiary as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 17, 2012

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                           2011     2010
                                                                                         -------- --------
ASSETS
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
   $1,321 and $1,266, respectively)..................................................... $  1,454 $  1,343
 Mortgage loans (net of valuation allowances of $1 and $0, respectively)................      104       76
 Policy loans...........................................................................      410      404
 Other limited partnership interests....................................................        3        1
 Short-term investments, at estimated fair value........................................       59       38
 Other invested assets..................................................................       14       39
                                                                                         -------- --------
   Total investments....................................................................    2,044    1,901
 Cash and cash equivalents..............................................................       33       32
 Accrued investment income..............................................................       27       26
 Premiums, reinsurance and other receivables............................................      735      510
 Deferred policy acquisition costs......................................................      879    1,079
 Current income tax recoverable.........................................................       16       19
 Other assets...........................................................................       48       47
 Separate account assets................................................................    8,057    9,105
                                                                                         -------- --------
   Total assets......................................................................... $ 11,839 $ 12,719
                                                                                         ======== ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
 Future policy benefits................................................................. $    684 $    669
 Policyholder account balances..........................................................    1,094      971
 Other policy-related balances..........................................................      350      395
 Policyholder dividends payable.........................................................        3        2
 Long-term debt -- affiliated...........................................................       --       25
 Deferred income tax liability..........................................................      149      119
 Other liabilities......................................................................      330      281
 Separate account liabilities...........................................................    8,057    9,105
                                                                                         -------- --------
   Total liabilities....................................................................   10,667   11,567
                                                                                         -------- --------

CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)

STOCKHOLDER'S EQUITY
Common stock, par value $125 per share; 50,000 shares authorized; 20,000 shares issued
  and outstanding.......................................................................        3        3
Additional paid-in capital..............................................................      458      458
Retained earnings.......................................................................      662      664
Accumulated other comprehensive income (loss)...........................................       49       27
                                                                                         -------- --------
   Total stockholder's equity...........................................................    1,172    1,152
                                                                                         -------- --------
   Total liabilities and stockholder's equity........................................... $ 11,839 $ 12,719
                                                                                         ======== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

                       CONSOLIDATED STATEMENTS OF INCOME
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                 2011  2010    2009
                                                                ----- -----  ------
REVENUES
Premiums....................................................... $  50 $  54  $  66
Universal life and investment-type product policy fees.........   306   310    375
Net investment income..........................................   105    93     90
Other revenues.................................................   149   120    101
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.    --    (4)    (1)
 Other net investment gains (losses)...........................     1     6      1
                                                                ----- -----  -----
   Total net investment gains (losses).........................     1     2     --
 Net derivative gains (losses).................................   156    34   (131)
                                                                ----- -----  -----
     Total revenues............................................   767   613    501
                                                                ----- -----  -----
EXPENSES
Policyholder benefits and claims...............................   138   113    113
Interest credited to policyholder account balances.............    30    30     33
Policyholder dividends.........................................     6     5      5
Other expenses.................................................   445   360    376
                                                                ----- -----  -----
     Total expenses............................................   619   508    527
                                                                ----- -----  -----
Income (loss) before provision for income tax..................   148   105    (26)
Provision for income tax expense (benefit).....................    43    31    (36)
                                                                ----- -----  -----
Net income..................................................... $ 105 $  74  $  10
                                                                ===== =====  =====

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                            ACCUMULATED OTHER
                                                                            COMPREHENSIVE INCOME
                                                                               GAINS (LOSS)
                                                                          ---------------------
                                                                              NET
                                                                          UNREALIZED   DEFINED
                                                      ADDITIONAL           INVESTMENT  BENEFIT       TOTAL
                                               COMMON  PAID-IN   RETAINED    GAINS      PLANS    STOCKHOLDER'S
                                               STOCK   CAPITAL   EARNINGS  (LOSSES)   ADJUSTMENT    EQUITY
                                               ------ ---------- -------- ----------- ---------- -------------
Balance at December 31, 2008..................  $ 3     $ 458     $  683     $ (42)     $ (12)      $ 1,090
Dividend on common stock......................                       (19)                               (19)
Comprehensive income (loss):
 Net income...................................                        10                                 10
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net
     of related offsets and income tax........                                  60                       60
   Defined benefit plans adjustment, net of
     income tax...............................                                             (4)           (4)
                                                                                                    -------
   Other comprehensive income.................                                                           56
                                                                                                    -------
 Comprehensive income (loss)..................                                                           66
                                                ---     -----     ------     -----      ------      -------
Balance at December 31, 2009..................    3       458        674        18         (16)       1,137
Dividend on common stock......................                       (84)                               (84)
Comprehensive income (loss):
 Net income...................................                        74                                 74
 Other comprehensive income (loss):
   Unrealized gains (losses) on derivative
     instruments, net of income tax...........                                  (1)                      (1)
   Unrealized investment gains (losses), net
     of related offsets and income tax........                                  29                       29
   Defined benefit plans adjustment, net of
     income tax...............................                                              (3)          (3)
                                                                                                    -------
   Other comprehensive income.................                                                           25
                                                                                                    -------
 Comprehensive income (loss)..................                                                           99
                                                ---     -----     ------     -----      ------      -------
Balance at December 31, 2010..................    3       458        664        46         (19)       1,152
Dividend on common stock......................                      (107)                              (107)
Comprehensive income (loss):
 Net income...................................                       105                                105
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net
     of related offsets and income tax........                                  38                       38
   Defined benefit plans adjustment, net of
     income tax...............................                                             (16)         (16)
                                                                                                    -------
   Other comprehensive income.................                                                           22
                                                                                                    -------
 Comprehensive income (loss)..................                                                          127
                                                ---     -----     ------     -----      ------      -------
Balance at December 31, 2011..................  $ 3     $ 458     $  662     $  84      $  (35)     $ 1,172
                                                ===     =====     ======     =====      ======      =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                            2011     2010     2009
                                                                                         -------  -------  -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income.............................................................................. $   105  $    74  $    10
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
    Depreciation and amortization expenses..............................................       4        4        4
    Amortization of premiums and accretion of discounts associated with investments,
     net................................................................................      (2)      (2)      (2)
    (Gains) losses on investments and derivatives, net..................................    (167)     (44)     131
    (Income) loss from equity method investments, net of dividends or distributions.....      (1)      --       --
    Interest credited to policyholder account balances..................................      30       30       33
    Universal life and investment-type product policy fees..............................    (306)    (310)    (375)
    Change in accrued investment income.................................................      (1)      (2)      --
    Change in premiums, reinsurance and other receivables...............................      (8)      (3)      14
    Change in deferred policy acquisition costs, net....................................     201      111       21
    Change in income tax recoverable (payable)..........................................      13        2      (31)
    Change in other assets..............................................................     120      123       85
    Change in insurance-related liabilities and policy-related balances.................       9        7        5
    Change in other liabilities.........................................................      36       18       81
    Other, net..........................................................................      --       --       (3)
                                                                                         -------  -------  -------
Net cash provided by (used in) operating activities.....................................      33        8      (27)
                                                                                         -------  -------  -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturity securities...........................................................     325      389      241
    Mortgage loans......................................................................       4        6        3
  Purchases of:
    Fixed maturity securities...........................................................    (373)    (457)    (456)
    Mortgage loans......................................................................     (32)      --      (33)
    Other limited partnership interests.................................................      (2)      --       (1)
  Cash received in connection with freestanding derivatives.............................       1        1       --
  Cash paid in connection with freestanding derivatives.................................      (5)      --       --
  Net change in policy loans............................................................      (6)      (7)       8
  Net change in short-term investments..................................................     (21)      22      125
  Net change in other invested assets...................................................      --       --      (10)
  Other, net............................................................................      (4)      (3)      (1)
                                                                                         -------  -------  -------
Net cash used in investing activities...................................................    (113)     (49)    (124)
                                                                                         -------  -------  -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits............................................................................     299      342      846
    Withdrawals.........................................................................    (111)    (195)    (676)
  Dividend on common stock..............................................................    (107)     (84)     (19)
                                                                                         -------  -------  -------
Net cash provided by financing activities...............................................      81       63      151
                                                                                         -------  -------  -------
Change in cash and cash equivalents.....................................................       1       22       --
Cash and cash equivalents, beginning of year............................................      32       10       10
                                                                                         -------  -------  -------
CASH AND CASH EQUIVALENTS, END OF YEAR.................................................. $    33  $    32  $    10
                                                                                         =======  =======  =======
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Net cash paid (received) during the year for:
    Income tax.......................................................................... $    15  $    26  $    (9)
                                                                                         =======  =======  =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

  Business

  New England Life Insurance Company ("NELICO") and its subsidiary (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company.

  The Company principally provides life insurance and annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company provides participating and non-participating traditional life insurance and pension products to individuals, as well as group life, medical and disability coverage to corporations and other institutions. The Company is licensed to conduct business in 50 states and the District of Columbia.

  NELICO owns 100% of the outstanding common stock of New England Securities Corporation.

  BASIS OF PRESENTATION

  The accompanying consolidated financial statements include the accounts of NELICO and its subsidiary. Intercompany accounts and transactions have been eliminated.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

  A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Investments

  The accounting policies for the Company's principal investments are as follows:

  Fixed Maturity Securities. The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value.

  Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

  Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. This interest income is recorded in net investment income.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Included within fixed maturity securities are structured securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

  The Company periodically evaluates fixed maturity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 2 "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity Securities Available-for-Sale."

  Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources;
(vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

  For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or
(ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). Adjustments are not made for subsequent recoveries in value.

  Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the securities have an interest rate step-up feature which, when combined with other qualitative factors, indicates that the securities have more debt-like characteristics. Many of such securities,

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY commonly referred to as "perpetual hybrid securities," have been issued by non-U.S. financial institutions that are accorded the highest two capital treatment categories by their respective regulatory bodies (i.e. core capital, or "Tier 1 capital" and perpetual deferrable securities, or "Upper Tier 2 capital"). With respect to perpetual hybrid securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

  The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities are as follows:

       (i)The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

      (ii)When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

     (iii)Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

      (iv)When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above.

  The amortized cost of fixed maturity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

  In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Mortgage Loans. For the purposes of determining valuation allowances, the Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural.

  Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural -- 90 days. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

  Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  For commercial and agricultural mortgage loans, the Company typically uses 10 years or more of historical experience in establishing non-specific valuation allowances. For commercial mortgage loans, 20 years of historical experience is used which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For agricultural mortgage loans, ten years of historical experience is used which captures a full economic cycle. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For commercial and agricultural mortgage loans, on a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment level.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

  For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan's unpaid principal balance is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan's unpaid principal balance. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

  For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

  Mortgage Loans Modified in a Troubled Debt Restructuring. The Company may grant concessions related to the borrowers' financial difficulties which are classified as troubled debt restructuring. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the period when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

  Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

  Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in other limited partnership interests consisting of leveraged buy-out funds and other private equity funds in which it has more than a minor ownership interest or more than a minor influence over the partnership's operations, but

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period. The Company uses the cost method of accounting for investments in other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security. The Company reports the distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

  Short-term Investments. Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in an affiliated money market pool.

  Other Invested Assets. Other invested assets consist principally of a loan to an affiliate and tax credit partnerships.

  The loan to the Company's affiliate, which is regulated to meet their capital requirements, is carried at amortized cost.

  Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

  Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  When available, the estimated fair value of the Company's fixed maturity securities is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies as described in "-- Fair Value" below and in Note 4. Such estimated

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY fair values are based on available market information and management's judgment about financial instruments. The observable and unobservable inputs used in the standard market valuation methodologies are described in Note 4.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  The determination of the amount of valuation allowances and impairments, as applicable, is described previously by investment type. The determination of such valuation allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed and ABS, and certain structured investment transactions) is dependent upon prepayments and defaults, which could result in changes in amounts to be earned.

  The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

  For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements. The Company did not consolidate any of its VIEs at December 31, 2011 and 2010.

  Derivative Financial Instruments

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The Company uses swaps to manage various risks relating to its ongoing business operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

  Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY derivatives. The determination of estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities in the consolidated balance sheets. However, accruals that are not expected to settle within one year are included with the derivative carrying value in other invested assets or other liabilities.

  The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

  Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statements of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  The Company issues certain products and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

  As described below, certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

     Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

     Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

     Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

Property, Equipment, Leasehold Improvements and Computer Software

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to 10 years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $5 million and $2 million at December 31, 2011 and 2010, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $1 million at December 31, 2011 and less than $1 million at December 31, 2010. Related depreciation and amortization expense was $1 million for the year ended December 31, 2011. Related depreciation and amortization expense was less than $1 million for both years ended December 31, 2010 and 2009.

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $40 million and $39 million at December 31, 2011 and 2010, respectively. Accumulated amortization of capitalized software was $36 million at both December 31, 2011 and 2010. Related amortization expense was $1 million for the year ended December 31, 2011. Related amortization expense was $2 million for both years ended December 31, 2010 and 2009.

  Deferred Policy Acquisition Costs

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions, certain agency expenses and policy issuance expenses. The recovery of DAC is dependent upon the future profitability of the related business.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The Company amortizes DAC on life insurance or investment-type contracts in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

  The Company amortizes DAC related to non-participating and non-dividend-paying traditional contracts (term insurance and non-medical health insurance) over the appropriate premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

  The Company amortizes DAC related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

  The Company amortizes DAC related to fixed and variable universal life contracts and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

  The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Liability for Future Policy Benefits and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require us to establish premium deficiency reserves. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

  Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%) and (ii) the liability for terminal dividends.

  Participating business represented approximately 2% of the Company's life insurance in-force at both December 31, 2011 and 2010. Participating policies represented approximately 40%, 39% and 41% of gross life insurance premiums for the years ended December 31, 2011, 2010 and 2009, respectively.

  Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 6%.

  Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

  Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 5%.

  Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 9%.

  Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Other policy-related balances include claims that have been reported but not settled and claims incurred but not reported on life and non-medical health insurance. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

  Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's Rating Services ("S&P") experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Future policy benefit liabilities are established for certain variable annuity products with guaranteed minimum benefits as described below under "-- Variable Annuity Guaranteed Minimum Benefits."

  The Company regularly reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities, result in changes in the additional liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 9%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

Variable Annuity Guaranteed Minimum Benefits

  The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. In some cases the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is accounted for under a split of the two models.

  These guarantees include:

    . Guaranteed minimum death benefit ("GMDB") that guarantees the contractholder a return of their purchase payment upon death even if the account value is reduced to zero. An enhanced death benefit may be available for an additional fee.

    . Guaranteed minimum income benefit ("GMIB") that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments, even if the account value is reduced to zero, that can be annuitized to receive a monthly income stream that is not less than a specified amount. Certain of these contracts also provide for a guaranteed lump sum return of purchase premium in lieu of the annuitization benefit.

    . Guaranteed minimum withdrawal benefit ("GMWB") that guarantees the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. Certain of these contracts include guaranteed withdrawals that are life contingent.

    . Guaranteed minimum accumulation benefit ("GMAB") that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Guarantees accounted for as insurance liabilities in future policy benefits include GMDB, the portion of GMIB that require annuitization, and the life-contingent portion of certain GMWB. These liabilities are established as follows:

      GMDB liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      GMIB liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIB have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in PABs as described below.

  The liability for the life contingent portion of GMWB is determined based on the expected value of the life contingent payments and expected assessments using assumptions consistent with those used for estimating the GMDB liabilities.

  Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, GMAB and the portion of certain GMIB that do not require annuitization. These guarantees are recorded at estimated fair value separately from the host variable annuity with changes in estimated fair value reported in net derivative gains (losses). At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins related to non-capital market inputs. The nonperformance adjustment, which is captured as a spread over the risk free rate in determining the discount rate to discount the cash flows of the liability, is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

  The Company ceded the risk associated with GMDB, GMIB, GMAB and GMWB described in the preceding paragraphs. With respect to GMIB, a portion of the directly written GMIB guarantees are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance, and other receivables in the consolidated balance sheet with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

Other Policy-Related Balances

  Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

  The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

  The Company accounts for the prepayment of premiums on its group life and health contracts as premium received in advance and applies the cash received to premiums when due.

  Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

Recognition of Insurance Revenue and Related Benefits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

  Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Policyholder Dividends

  Policyholder dividends are approved annually by NELICO's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by NELICO.

  Income Taxes

  The Company together with its parent, MLIC and its subsidiaries join the MetLife life/non-life consolidated federal tax return and is a party to the MetLife tax sharing agreement.

  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

    (i)future taxable income exclusive of reversing temporary differences and carryforwards;

   (ii)future reversals of existing taxable temporary differences;

  (iii)taxable income in prior carryback years; and

   (iv)tax planning strategies.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products.

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

  For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

  The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the consolidated balance sheet.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, including in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

  The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms.

  Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

  The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

  The expected postretirement plan benefit obligations represent the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations ("APBO") represent the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

  The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

  Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

  The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Foreign Currency

  Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, hedge funds and cash. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized;
(ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of income.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

  Effective July 1, 2011, the Company adopted new guidance regarding accounting for troubled debt restructurings. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. Additionally, the guidance prohibits creditors from using the borrower's effective rate test to evaluate whether a concession has been granted to the borrower. The adoption did not have a material impact on the Company's consolidated financial statements. See also expanded disclosures in Note 2.

  Effective January 1, 2011, the Company adopted new guidance regarding accounting for investment funds determined to be VIEs. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economic interest in a VIE, unless the separate account contractholder is a related party. The adoption did not have a material impact on the Company's consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Effective December 31, 2010, the Company adopted guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements.

  Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity, eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

  Also effective January 1, 2010, the Company adopted guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to other limited partnership interests held by the Company.

  Effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity securities in annual financial statements.

  The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of less than $1 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of less than $1 million, net of deferred income taxes of less than $1 million, resulting in the net cumulative effect adjustment of less than $1 million. The entire increase in the amortized cost basis of fixed maturity securities was in the U.S. corporate securities sector.

  The adoption of the OTTI guidance had no impact on the Company's pre-tax earnings for the year ended December 31, 2009.

  Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

  Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. The adoption did not have a material impact on the Company's consolidated financial statements.

Business Combinations and Noncontrolling Interests

  Effective January 1, 2011, the Company adopted new guidance that addresses when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The adoption did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

  . All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

  . Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

  . The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

  . Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

  . Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

  . Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

  . Net income (loss) includes amounts attributable to noncontrolling interests.

  . When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

  . Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

  . When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

    As the Company did not have a minority interest, the adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

  Effective January 1, 2010, the Company adopted guidance that requires disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

  . Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

  . Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

  . Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

  .   Effective December 31, 2009, the Company adopted guidance on:
      (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements for annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

  . Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or
      (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

  Effective December 31, 2011, the Company adopted guidance regarding enhanced disclosures for employers' participation in multiemployer pension plans. The revised disclosures require additional qualitative and quantitative information about the employer's involvement in significant multiemployer pension and other postretirement plans. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

  Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  In December 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding comprehensive income (Accounting Standards Update ("ASU") 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update
No. 2011-05). The amendments in ASU 2011-12 are effective for fiscal years and interim periods within those years beginning after December 15, 2011. Consistent with the effective date of the amendments in ASU 2011-05 discussed below, ASU 2011-12 defers the effective date pertaining to reclassification adjustments out of accumulated other comprehensive income in ASU 2011-05. The amendments are being made to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance should be applied retrospectively for all comparative periods presented. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

  In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In June 2011, the FASB issued new guidance regarding comprehensive income (ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income), effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The guidance should be applied retrospectively and early adoption is permitted. The new guidance provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income and to facilitate convergence of GAAP and IFRS. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified in net income. The Company intends to adopt the two-statement approach in 2012.

  In May 2011, the FASB issued new guidance regarding fair value measurements (ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

  In April 2011, the FASB issued new guidance regarding effective control in repurchase agreements (ASU 2011-03, Transfers and Servicing (Topic 860):
Reconsideration of Effective Control for Repurchase Agreements), effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The amendments in this ASU remove from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Financial Services --Insurance (Topic
944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) ("ASU 2010-26"), effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. ASU 2010-26 specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred. The Company will adopt ASU 2010-26 in 2012 and will apply it retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company estimates that DAC will be reduced by approximately $50 million to $60 million and total equity will be reduced by approximately $30 million to $40 million, net of income tax, as of the date of adoption. Additionally, the Company estimates that net income will be increased by approximately $5 million to $6 million in 2011, $6 million to $7 million in 2010, and $6 million to $7 million in 2009, as of the date of adoption.

2. INVESTMENTS

  FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

  The following tables present the amortized cost, gross unrealized gains and losses, estimated fair value of fixed maturity securities and the percentage that each sector represents by the respective total holdings for the periods shown.

                                                             DECEMBER 31, 2011
                                            ---------------------------------------------------
                                                          GROSS UNREALIZED
                                                      ------------------------ ESTIMATED
                                            AMORTIZED        TEMPORARY  OTTI     FAIR     % OF
                                              COST    GAINS   LOSSES    LOSSES   VALUE     TOTAL
                                            --------- ----- ---------- ------- --------- -------
                                                               (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $   621  $  68    $  1     $ --    $   688    47.3%
Foreign corporate securities...............      256     18       2       --        272    18.7
U.S. Treasury and agency securities........      170     19      --       --        189    13.0
RMBS.......................................      115     10      --       --        125     8.6
State and political subdivision securities.      105     18      --       --        123     8.5
CMBS.......................................       36      1      --       --         37     2.5
ABS........................................       12      1      --       --         13     0.9
Foreign government securities..............        6      1      --       --          7     0.5
                                             -------  -----    ----     ----    -------   -----
 Total fixed maturity securities...........  $ 1,321  $ 136    $  3     $ --    $ 1,454   100.0%
                                             =======  =====    ====     ====    =======   =====

                                                             DECEMBER 31, 2010
                                            ---------------------------------------------------
                                                          GROSS UNREALIZED
                                                      ------------------------ ESTIMATED
                                            AMORTIZED        TEMPORARY  OTTI     FAIR     % OF
                                              COST    GAINS   LOSSES    LOSSES   VALUE     TOTAL
                                            --------- ----- ---------- ------- --------- -------
                                                               (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $   581  $ 50     $  2     $ --    $   629    46.8%
Foreign corporate securities...............      316    20        1       --        335    24.9
U.S. Treasury and agency securities........       82     3        5       --         80     6.0
RMBS.......................................      126    11       --       --        137    10.2
State and political subdivision securities.      107     2        4       --        105     7.8
CMBS.......................................       42     2       --       --         44     3.3
ABS........................................       11     1       --       --         12     0.9
Foreign government securities..............        1    --       --       --          1     0.1
                                             -------  ----     ----     ----    -------   -----
 Total fixed maturity securities...........  $ 1,266  $ 89     $ 12     $ --    $ 1,343   100.0%
                                             =======  ====     ====     ====    =======   =====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The Company held no non-income producing fixed maturity securities at December 31, 2011 and 2010.

  The Company held foreign currency derivatives with notional amounts of $21 million and $29 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2011 and 2010, respectively.

  Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

  The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than U.S. Treasury and agency securities of $189 million and $80 million at estimated fair value at December 31, 2011 and 2010, respectively.

  Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                     DECEMBER 31,
                                        ---------------------------------------
                                               2011                2010
                                        ------------------- -------------------
                                                  ESTIMATED           ESTIMATED
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
                                                     (IN MILLIONS)
Due in one year or less................  $    73   $    75   $    66   $    72
Due after one year through five years..      268       289       330       356
Due after five years through ten years.      537       584       402       431
Due after ten years....................      280       331       289       291
                                         -------   -------   -------   -------
 Subtotal..............................    1,158     1,279     1,087     1,150
RMBS, CMBS and ABS.....................      163       175       179       193
                                         -------   -------   -------   -------
 Total fixed maturity securities.......  $ 1,321   $ 1,454   $ 1,266   $ 1,343
                                         =======   =======   =======   =======

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

  As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

NET UNREALIZED INVESTMENT GAINS (LOSSES)

  The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ----------------------
                                                          2011     2010    2009
                                                       -------  ------- -------
                                                            (IN MILLIONS)
 Fixed maturity securities............................  $ 133    $  77   $  39
 Derivatives..........................................     (3)      (3)     (2)
 Short-term investments...............................     (1)      (3)     (3)
 Amounts allocated from DAC...........................      1       --      (5)
 Deferred income tax benefit (expense)................    (46)     (25)    (11)
                                                        -----    -----   -----
 Net unrealized investment gains (losses).............  $  84    $  46   $  18
                                                        =====    =====   =====

  The changes in net unrealized investment gains (losses) were as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                           2011    2010    2009
                                                       -------- ------- -------
                                                            (IN MILLIONS)
 Balance, beginning of period.........................  $  46    $  18   $ (42)
 Unrealized investment gains (losses) during the year.     58       37     101
 Unrealized investment gains (losses) relating to:
  DAC.................................................      1        5      (7)
  Deferred income tax benefit (expense)...............    (21)     (14)    (34)
                                                        -----    -----   -----
 Balance, end of period...............................  $  84    $  46   $  18
                                                        =====    =====   =====
 Change in net unrealized investment gains (losses)...  $  38    $  28   $  60
                                                        =====    =====   =====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  CONTINUOUS GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

  The following tables present the estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                              DECEMBER 31, 2011
                                     --------------------------------------------------------------------
                                                             EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                     ---------------------- ---------------------- ----------------------
                                      ESTIMATED    GROSS     ESTIMATED    GROSS     ESTIMATED    GROSS
                                        FAIR     UNREALIZED    FAIR     UNREALIZED    FAIR     UNREALIZED
                                       VALUE      LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                     ---------- ----------- ---------- ----------- ---------- -----------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...........    $ 23       $  1        $  9       $ --        $ 32       $  1
Foreign corporate securities........      23          2          --         --          23          2
U.S. Treasury and agency securities.      --         --          --         --          --         --
RMBS................................       8         --          --         --           8         --
State and political subdivision
  securities........................      --         --          --         --          --         --
Foreign government securities.......       5         --          --         --           5         --
                                        ----       ----        ----       ----        ----       ----
 Total fixed maturity securities....    $ 59       $  3        $  9       $ --        $ 68       $  3
                                        ====       ====        ====       ====        ====       ====
Total number of securities in an
  unrealized loss position..........      38                      3
                                        ====                   ====

                                                              DECEMBER 31, 2010
                                     --------------------------------------------------------------------
                                                             EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                     ---------------------- ---------------------- ----------------------
                                      ESTIMATED    GROSS     ESTIMATED    GROSS     ESTIMATED    GROSS
                                        FAIR     UNREALIZED    FAIR     UNREALIZED    FAIR     UNREALIZED
                                       VALUE      LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                     ---------- ----------- ---------- ----------- ---------- -----------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...........   $  49       $  2        $  2       $ --       $  51       $  2
Foreign corporate securities........      46          1          11         --          57          1
U.S. Treasury and agency securities.      53          5          --         --          53          5
RMBS................................      --         --          --         --          --         --
State and political subdivision
  securities........................      49          4          --         --          49          4
Foreign government securities.......      --         --          --         --          --         --
                                       -----       ----        ----       ----       -----       ----
 Total fixed maturity securities....   $ 197       $ 12        $ 13       $ --       $ 210       $ 12
                                       =====       ====        ====       ====       =====       ====
Total number of securities in an
  unrealized loss position..........      33                      6
                                       =====                   ====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

AGING OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

  The fixed maturity securities gross unrealized losses of $3 million and $12 million at December 31, 2011 and 2010, respectively, are all on securities where the estimated fair value had declined and remained below amortized cost by less than 20% and for less than nine months.

CONCENTRATION OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

  The gross unrealized losses related to fixed maturity securities, including the portion of OTTI losses recognized in accumulated other comprehensive income
(loss) were $3 million and $12 million at December 31, 2011 and 2010, respectively. The concentration, calculated as a percentage of gross unrealized losses (including OTTI losses), by sector and industry was as follows at:

                                                                   DECEMBER 31,
                                                                 -------------
                                                                 2011    2010
                                                                 ----    ----
SECTOR:
  Foreign corporate securities..................................  67%     12%
  U.S. corporate securities.....................................  33      16
  U.S. Treasury and agency securities...........................  --      42
  State and political subdivision securities....................  --      30
                                                                 ---     ---
   Total........................................................ 100%    100%
                                                                 ===     ===
INDUSTRY:
  Finance.......................................................  47%     10%
  Consumer......................................................  17       8
  Communications................................................  13      --
  Utility.......................................................   8       9
  Industrial....................................................   5       1
  Foreign government............................................   4      --
  Technology....................................................   4      --
  U.S. Treasury and agency securities...........................  --      42
  State and political subdivision securities....................  --      30
  Other.........................................................   2      --
                                                                 ---     ---
   Total........................................................ 100%    100%
                                                                 ===     ===

EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

  The Company held no fixed maturity securities with gross unrealized losses of greater than $10 million at both December 31, 2011 and 2010. Gross unrealized losses on fixed maturity securities decreased $9 million during the year ended December 31, 2011. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2011, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads. These securities were included in the Company's OTTI review process.

  Based on the Company's current evaluation of available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTIs may be incurred in upcoming periods.

  NET INVESTMENT GAINS (LOSSES)

  The components of net investment gains (losses) were as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                                         -------------------------
                                                                           2011     2010     2009
                                                                         ------   ------   ------
                                                                            (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized............................................  $ --     $ (4)    $ (1)
 Fixed maturity securities -- net gains (losses) on sales and disposals.     1        6        1
                                                                          ----     ----     ----
   Total net investment gains (losses)..................................  $  1     $  2     $ --
                                                                          ====     ====     ====

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were less than $1 million, ($1) million, and less than $1 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                                           YEARS ENDED DECEMBER 31,
                                                                         -------------------------
                                                                           2011     2010     2009
                                                                         ------   ------   ------
                                                                            (IN MILLIONS)
Proceeds................................................................ $ 162    $ 233    $ 166
                                                                         =====    =====    =====
Gross investment gains.................................................. $   2    $   9    $   4
                                                                         -----    -----    -----
Gross investment losses.................................................    (1)      (3)      (3)
                                                                         -----    -----    -----
Total OTTI losses recognized in earnings:
  Credit-related........................................................    --       (4)      --
  Other (1).............................................................    --       --       (1)
                                                                         -----    -----    -----
   Total OTTI losses recognized in earnings.............................    --       (4)      (1)
                                                                         -----    -----    -----
     Net investment gains (losses)...................................... $   1    $   2    $  --
                                                                         =====    =====    =====

----------
(1)Other OTTI losses recognized in earnings include impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

  There were no fixed maturity security OTTI losses recognized in earnings for the year ended December 31, 2011. The fixed maturity security OTTI losses recognized in earnings for the years ended December 31, 2010 and 2009 of $4 million and $1 million, respectively, related to the financial services industry within the U.S. and foreign corporate securities sector.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                                 YEARS ENDED DECEMBER 31,
                                                                               --------------------------
                                                                                 2011          2010
                                                                               ------        ------
                                                                               (IN MILLIONS)
Balance, at January 1,........................................................  $  3          $  3
Reductions: Sales (maturities, pay downs or prepayments) during the period of
  securities previously impaired as credit loss OTTI..........................    (3)           --
                                                                                ----          ----
Balance, at December 31,......................................................  $ --          $  3
                                                                                ====          ====

  NET INVESTMENT INCOME

  The components of net investment income were as follows:

                                                                                 YEARS ENDED DECEMBER 31,
                                                                                 ------------------------
                                                                                   2011     2010    2009
                                                                                 ------   ------  ------
                                                                                    (IN MILLIONS)
Investment income:
Fixed maturity securities....................................................... $  76     $ 67    $ 64
Mortgage loans..................................................................     5        5       5
Policy loans....................................................................    23       22      22
Other limited partnership interests.............................................     1       --      --
Other...........................................................................     2        1       1
                                                                                 -----     ----    ----
   Subtotal.....................................................................   107       95      92
  Less: Investment expenses.....................................................     2        2       2
                                                                                 -----     ----    ----
     Net investment income...................................................... $ 105     $ 93    $ 90
                                                                                 =====     ====    ====

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses included in the table above.

  INVESTED ASSETS ON DEPOSIT

  Invested assets on deposit with regulatory agencies with an estimated fair value of $4 million at both December 31, 2011 and 2010, consisted primarily of fixed maturity securities.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  MORTGAGE LOANS

  Mortgage loans are summarized as follows at:

                                                  DECEMBER 31,
                                   ------------------------------------------
                                           2011                  2010
                                   --------------------  --------------------
                                      CARRYING    % OF      CARRYING    % OF
                                       VALUE       TOTAL     VALUE       TOTAL
                                   ------------- ------- ------------- -------
                                   (IN MILLIONS)         (IN MILLIONS)
 Mortgage loans:
 Agricultural.....................     $  57       54.8%     $ 56        73.7%
 Commercial.......................        48       46.2        20        26.3
                                       -----      -----      ----       -----
    Subtotal......................       105      101.0        76       100.0
  Valuation allowances............        (1)      (1.0)       --          --
                                       -----      -----      ----       -----
      Total mortgage loans, net...     $ 104      100.0%     $ 76       100.0%
                                       =====      =====      ====       =====

  All of the commercial and agricultural mortgage loans held at both
December 31, 2011 and 2010 were evaluated collectively for credit losses. The valuation allowances at December 31, 2011, as shown above, were primarily for the commercial mortgage loan portfolio segment and were for non-specifically identified credit losses. The valuation allowances on agricultural mortgage loans were less than $1 million at December 31, 2011. At December 31, 2010, valuation allowances were less than $1 million on the commercial and agricultural mortgage loan portfolio segments and were for non-specifically identified credit losses.

  Agricultural Mortgage Loans -- by Credit Quality Indicator. All of the agricultural mortgage loans held at both December 31, 2011 and 2010 had a loan-to-value ratio of less than 65%.

  Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value. See Note 1 for a discussion of all credit quality indicators presented herein. Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                    COMMERCIAL
                       -------------------------------------------------------------------
                                     RECORDED INVESTMENT
                       -----------------------------------------------
                          DEBT SERVICE COVERAGE RATIOS
                       --------------------------------
                                                                 % OF    ESTIMATED   % OF
                        > 1.20X  1.00X - 1.20X  < 1.00X   TOTAL   TOTAL  FAIR VALUE   TOTAL
                       -------- -------------- -------- ------- ------- ----------- -------
                                    (IN MILLIONS)                      (IN MILLIONS)
DECEMBER 31, 2011:
Loan-to-value ratios:
Less than 65%.........   $ 48        $ --        $ --    $ 48    100.0%    $ 52      100.0%
65% to 75%............     --          --          --      --       --       --         --
76% to 80%............     --          --          --      --       --       --         --
Greater than 80%......     --          --          --      --       --       --         --
                         ----        ----        ----    ----    -----     ----      -----
 Total................   $ 48        $ --        $ --    $ 48    100.0%    $ 52      100.0%
                         ====        ====        ====    ====    =====     ====      =====

DECEMBER 31, 2010:
Loan-to-value ratios:
Less than 65%.........   $ --        $ --        $ --    $ --       --%    $ --         --%
65% to 75%............     19          --          --      19     95.0       21       95.5
76% to 80%............     --          --          --      --       --       --         --
Greater than 80%......      1          --          --       1      5.0        1        4.5
                         ----        ----        ----    ----    -----     ----      -----
 Total................   $ 20        $ --        $ --    $ 20    100.0%    $ 22      100.0%
                         ====        ====        ====    ====    =====     ====      =====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Past Due, Interest Accrual Status and Impaired Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2011and 2010. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more. The Company had no impaired mortgage loans, no loans past due and no loans in non-accrual status at both December 31, 2011 and 2010. The Company did not recognize interest income on impaired mortgage loans during the years ended December 31, 2011 and 2010.

  Mortgage Loans Modified in a Troubled Debt Restructuring. See Note 1 for a discussion of loan modifications that are classified as troubled debt restructuring and the types of concessions typically granted. At December 31, 2011, the Company had no mortgage loans modified during the period in a troubled debt restructuring.

  OTHER LIMITED PARTNERSHIP INTERESTS

  The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $3 million and $1 million at December 31, 2011 and 2010, respectively. There were no impairments of other limited partnership interests for the years ended December 31, 2011, 2010 and 2009.

  OTHER INVESTED ASSETS

  The following table presents the carrying value of the Company's other invested assets by type at:

                                              DECEMBER 31,
                               ------------------------------------------
                                       2011                  2010
                               --------------------  --------------------
                                  CARRYING    % OF      CARRYING    % OF
                                   VALUE       TOTAL     VALUE       TOTAL
                               ------------- ------- ------------- -------
                               (IN MILLIONS)         (IN MILLIONS)
      Tax credit partnerships.    $    14     100.0%    $    14      35.9%
      Loans to affiliates.....         --        --          25      64.1
                                  -------     -----     -------     -----
       Total..................    $    14     100.0%    $    39     100.0%
                                  =======     =====     =======     =====

  Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements.

  CASH EQUIVALENTS

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $14 million and $21 million at December 31, 2011 and 2010, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  VARIABLE INTEREST ENTITIES

  The Company holds investments in certain entities that are VIEs. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                              DECEMBER 31,
                                               -------------------------------------------
                                                       2011                  2010
                                               --------------------- ---------------------
                                                          MAXIMUM               MAXIMUM
                                               CARRYING   EXPOSURE   CARRYING   EXPOSURE
                                                AMOUNT   TO LOSS (1)  AMOUNT   TO LOSS (1)
                                               -------- ------------ -------- ------------
                                                              (IN MILLIONS)
Fixed maturity securities available-for-sale:
 RMBS (2).....................................  $ 125      $ 125      $ 137      $ 137
 CMBS (2).....................................     37         37         44         44
 ABS (2)......................................     13         13         12         12
 U.S. corporate securities....................      5          5         --         --
 Foreign corporate securities.................     --         --         17         17
Other invested assets.........................     13         13         13         13
Other limited partnership interests...........      2          5          1          5
                                                -----      -----      -----      -----
 Total........................................  $ 195      $ 198      $ 224      $ 228
                                                =====      =====      =====      =====

----------
(1)The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties. There were no amounts guaranteed by third parties at both December 31, 2011 and 2010. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor. As described in Note 10, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2011, 2010 and 2009.

  RELATED PARTY INVESTMENT TRANSACTIONS

  In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                              YEARS ENDED DECEMBER 31,
                                                                            -------------------------
                                                                             2011     2010     2009
                                                                            -----    -----    -----
                                                                              (IN MILLIONS)
Estimated fair value of invested assets transferred to affiliates.......... $ --     $ --     $  3
Amortized cost of invested assets transferred to affiliates................ $ --     $ --     $  4
Net investment gains (losses) recognized on invested assets transferred to
  affiliates............................................................... $ --     $ --     $ (1)

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The Company receives investment administrative services from an affiliate. These investment expenses were $2 million, $2 million and $1 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also had additional affiliated net investment income of less than $1 million for each of the years ended December 31, 2011, 2010 and 2009.

  During 2008, the Company entered into a secured note receivable with an affiliate, MetLife Insurance Company of Connecticut, and loaned $25 million to the affiliate. The secured note receivable matured in 2011.

3. DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

  See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

  See Note 4 for information about the fair value hierarchy for derivatives.

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

  The Company is exposed to various risks relating to its ongoing business operations, including foreign currency risk and credit risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                     DECEMBER 31,
                                            --------------------------------------------------------------
                                                         2011                            2010
                                            ------------------------------- ------------------------------
                                                         ESTIMATED FAIR                 ESTIMATED FAIR
                                                           VALUE (1)                       VALUE (1)
                                                     ----------------------          ---------------------
PRIMARY UNDERLYING                          NOTIONAL                        NOTIONAL
RISK EXPOSURE           INSTRUMENT TYPE      AMOUNT    ASSETS   LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------  ----------------------- -------- -------- ------------- -------- -------- ------------
                                                                    (IN MILLIONS)
Foreign currency    Foreign currency swaps.   $ 21     $ --       $  3        $ 29     $ --       $  6
Credit              Credit default swaps...     23       --         --          27       --         --
                                              ----     ----       ----        ----     ----       ----
                    Total..................   $ 44     $ --       $  3        $ 56     $ --       $  6
                                              ====     ====       ====        ====     ====       ====

----------
(1)The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

  The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2011:

                                                 REMAINING LIFE
                        ----------------------------------------------------------------
                                      AFTER ONE YEAR  AFTER FIVE YEARS
                         ONE YEAR OR  THROUGH FIVE      THROUGH TEN     AFTER TEN
                            LESS          YEARS            YEARS         YEARS     TOTAL
                        ------------ --------------- ----------------- ---------- ------
                                                 (IN MILLIONS)
Foreign currency swaps.     $ --          $ 14              $ 7           $ --     $ 21
Credit default swaps...       --            23               --             --       23
                            ----          ----              ---           ----     ----
 Total.................     $ --          $ 37              $ 7           $ --     $ 44
                            ====          ====              ===           ====     ====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

  Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

  Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities.

  HEDGING

  The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                      DECEMBER 31,
                                               -----------------------------------------------------------
                                                           2011                           2010
                                               -----------------------------  -----------------------------
                                                         ESTIMATED FAIR VALUE           ESTIMATED FAIR VALUE
                                                        --------------------           --------------------
                                               NOTIONAL                       NOTIONAL
DERIVATIVES DESIGNATED AS HEDGING INSTRUMENTS   AMOUNT   ASSETS   LIABILITIES  AMOUNT   ASSETS   LIABILITIES
---------------------------------------------  -------- -------  ------------ -------- -------  ------------
                                                                      (IN MILLIONS)
           Cash flow hedges:
           Foreign currency swaps.............   $ 19    $ --        $ 3        $ 19    $ --        $ 2

  The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                DECEMBER 31,
                                         -----------------------------------------------------------
                                                     2011                           2010
                                         -----------------------------  -----------------------------
                                                   ESTIMATED FAIR VALUE           ESTIMATED FAIR VALUE
                                                  --------------------           --------------------
DERIVATIVES NOT DESIGNATED OR            NOTIONAL                       NOTIONAL
NOT QUALIFYING AS HEDGING INSTRUMENTS     AMOUNT   ASSETS   LIABILITIES  AMOUNT4  ASSETS   LIABILITIES
---------------------------------------- -------- -------  ------------ -------- -------  ------------
                                                                (IN MILLIONS)
Foreign currency swaps..................   $  2    $ --        $ --       $ 10    $ --        $ 4
Credit default swaps....................     23      --          --         27      --         --
                                           ----    ----        ----       ----    ----        ---
 Total non-designated or non-qualifying
   derivatives..........................   $ 25    $ --        $ --       $ 37    $ --        $ 4
                                           ====    ====        ====       ====    ====        ===

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  NET DERIVATIVE GAINS (LOSSES)

  The components of net derivative gains (losses) were as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   -------------------------
                                                     2011     2010     2009
                                                   ------   ------  -------
                                                       (IN MILLIONS)
       Derivatives and hedging gains (losses) (1). $    2   $   1   $    (1)
       Embedded derivatives.......................    154      33      (130)
                                                    ------  -----   -------
        Total net derivative gains (losses)....... $  156   $  34   $  (131)
                                                    ======  =====   =======

----------
(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2011 and 2010. The Company did not recognize any net investment income from settlement payments related to qualifying hedges for the year ended December 31, 2009.

  The Company recognized insignificant net derivative gains (losses) from settlement payments related to non-qualifying hedges for each of the years ended December 31, 2011, 2010 and 2009.

  CASH FLOW HEDGES

  The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges when they have met the requirements of cash flow hedging.

  For the years ended December 31, 2011 and 2010, the Company recognized insignificant net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. For the year ended December 31, 2009, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring. For the years ended December 31, 2011, 2010 and 2009, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2011, 2010 and 2009.

  The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ----------------------
                                                                                  2011     2010    2009
                                                                               -------  ------- -------
                                                                                    (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at January 1,..........  $ (3)    $ (2)   $ (2)
Gains (losses) deferred in other comprehensive income (loss) on the effective
  portion of cash flow hedges.................................................    (1)      (1)     --
Amounts reclassified to net derivative gains (losses).........................     1       --      --
                                                                                ----     ----    ----
Accumulated other comprehensive income (loss), balance at December 31,........  $ (3)    $ (3)   $ (2)
                                                                                ====     ====    ====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  At December 31, 2011, ($1) million of deferred net gains (losses) on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

  The Company enters into foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates.

  The following table presents the amount and location of gains (losses) recognized in income for foreign currency swaps that were not designated or qualifying as hedging instruments:

                                                                NET DERIVATIVE
                                                                 GAINS (LOSSES)
                                                               ----------------
                                                                (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Foreign currency swaps........................................       $ --
FOR THE YEAR ENDED DECEMBER 31, 2010:
Foreign currency swaps........................................       $  1
FOR THE YEAR ENDED DECEMBER 31, 2009:
Foreign currency swaps........................................       $ (1)

  CREDIT DERIVATIVES

  In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $22 million at both December 31, 2011 and 2010. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2011, the Company would have paid an insignificant amount to terminate all of these contracts. At December 31, 2010, the Company would have received an insignificant amount to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         DECEMBER 31,
                                         -----------------------------------------------------------------------------
                                                          2011                                   2010
                                         -------------------------------------- --------------------------------------
                                                                                              MAXIMUM
                                                       MAXIMUM                                 AMOUNT
                                         ESTIMATED      AMOUNT                  ESTIMATED    OF FUTURE
                                         FAIR VALUE   OF FUTURE      WEIGHTED   FAIR VALUE    PAYMENTS      WEIGHTED
                                         OF CREDIT  PAYMENTS UNDER   AVERAGE    OF CREDIT      UNDER        AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED   DEFAULT   CREDIT DEFAULT   YEARS TO    DEFAULT   CREDIT DEFAULT   YEARS TO
CREDIT OBLIGATIONS (1)                     SWAPS      SWAPS (2)    MATURITY (3)   SWAPS      SWAPS (2)    MATURITY (3)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------

                                               (IN MILLIONS)                          (IN MILLIONS)
   Baa
   Credit default swaps referencing
     indices............................    $ --         $ 22          5.0         $ --         $ 22          5.0

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

----------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  CREDIT RISK ON FREESTANDING DERIVATIVES

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. See Note 4 for a description of the impact of credit risk on the valuation of derivative instruments.

  The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its OTC derivative instruments. At December 31, 2011 and 2010, the Company did not pledge or accept any collateral.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                       ESTIMATED FAIR VALUE OF    FAIR VALUE OF INCREMENTAL COLLATERAL
                                        COLLATERAL PROVIDED:                 PROVIDED UPON:
                                      ------------------------ ------------------------------------------

                                                                                   DOWNGRADE IN THE
                                                                 ONE NOTCH     COMPANY'S CREDIT RATING
                                                                 DOWNGRADE     TO A LEVEL THAT TRIGGERS
                       ESTIMATED                                  IN THE            FULL OVERNIGHT
                   FAIR VALUE (1) OF                               COMPANY'S     COLLATERALIZATION OR
                   DERIVATIVES IN NET      FIXED MATURITY         CREDIT             TERMINATION
                   LIABILITY POSITION      SECURITIES (2)         RATING       OF THE DERIVATIVE POSITION
                   ------------------ ------------------------ ------------- ----------------------------
                                                       (IN MILLIONS)
DECEMBER 31, 2011.     $        3            $      --           $      --             $      3
DECEMBER 31, 2010.     $        6            $      --           $      --             $      6

----------
(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2011 and 2010, the Company did not provide any cash collateral.

  Without considering the effect of netting agreements, the estimated fair value of the Company's OTC derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2011 was $3 million. At December 31, 2011, the Company did not provide any collateral in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and (ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2011 would be $3 million.

  EMBEDDED DERIVATIVES

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

  The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                               DECEMBER 31,
                                                               -------------
                                                                 2011   2010
                                                               ------ ------
                                                               (IN MILLIONS)
    Net embedded derivatives within asset host contracts:
     Ceded guaranteed minimum benefits........................ $ 378  $ 161
    Net embedded derivatives within liability host contracts:
     Direct guaranteed minimum benefits....................... $  75  $  21

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                 YEARS ENDED DECEMBER 31,
                                                 -----------------------
                                                   2011    2010    2009
                                                 ------  ------  ------
                                                     (IN MILLIONS)
         Net derivative gains (losses) (1), (2). $ 154   $   33  $ (130)

----------
(1)The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were $18 million, ($14) million and ($95) million for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($38) million, $31 million and $182 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(2)See Note 7 for discussion of affiliated net derivative gains (losses) included in the table above.

4. FAIR VALUE

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

  The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                     DECEMBER 31, 2011
                                                -----------------------------------------------------------
                                                 FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                -------------------------------------------------
                                                 QUOTED PRICES IN
                                                ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                 IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                 AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                    (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                ------------------ ----------------- ------------ ---------
                                                                       (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.....................       $  --            $    668         $   20    $    688
 Foreign corporate securities..................          --                 272             --         272
 U.S. Treasury and agency securities...........         114                  75             --         189
 RMBS..........................................          --                 125             --         125
 State and political subdivision securities....          --                 123             --         123
 CMBS..........................................          --                  37             --          37
 ABS...........................................          --                  12              1          13
 Foreign government securities.................          --                   7             --           7
                                                      -----            --------         ------    --------
   Total fixed maturity securities.............         114               1,319             21       1,454
                                                      -----            --------         ------    --------
Short-term investments.........................          --                  59             --          59
Net embedded derivatives within asset host
  contracts (1)................................          --                  --            378         378
Separate account assets (2)....................          --               8,057             --       8,057
                                                      -----            --------         ------    --------
   Total assets................................       $ 114            $  9,435         $  399    $  9,948
                                                      =====            ========         ======    ========
LIABILITIES:
Derivative liabilities: (3)
 Foreign currency contracts....................       $  --            $      3         $   --    $      3
 Credit contracts..............................          --                  --             --          --
                                                      -----            --------         ------    --------
   Total derivative liabilities................          --                   3             --           3
Net embedded derivatives within liability host
  contracts (1)................................          --                  --             75          75
                                                      -----            --------         ------    --------
   Total liabilities...........................       $  --            $      3         $   75    $     78
                                                      =====            ========         ======    ========

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                                     DECEMBER 31, 2010
                                                -----------------------------------------------------------
                                                 FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                -------------------------------------------------
                                                 QUOTED PRICES IN
                                                ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                 IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                 AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                    (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                ------------------ ----------------- ------------ ---------
                                                                       (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.....................        $ --            $     594        $   35    $     629
 Foreign corporate securities..................          --                  316            19          335
 U.S. Treasury and agency securities...........          29                   51            --           80
 RMBS..........................................          --                  137            --          137
 State and political subdivision securities....          --                  105            --          105
 CMBS..........................................          --                   44            --           44
 ABS...........................................          --                   12            --           12
 Foreign government securities.................          --                    1            --            1
                                                       ----            ---------        ------    ---------
   Total fixed maturity securities.............          29                1,260            54        1,343
                                                       ----            ---------        ------    ---------
Short-term investments.........................          --                   38            --           38
Net embedded derivatives within asset host
  contracts (1)................................          --                   --           161          161
Separate account assets (2)....................          --                9,105            --        9,105
                                                       ----            ---------        ------    ---------
   Total assets................................        $ 29            $  10,403        $  215    $  10,647
                                                       ====            =========        ======    =========
LIABILITIES:
Derivative liabilities: (3)
 Foreign currency contracts....................        $ --            $       6        $   --    $       6
 Credit contracts..............................          --                   --            --           --
                                                       ----            ---------        ------    ---------
 Total derivative liabilities..................          --                    6            --            6
Net embedded derivatives within liability host
  contracts (1)................................          --                   --            21           21
                                                       ----            ---------        ------    ---------
 Total liabilities.............................        $ --            $       6        $   21    $      27
                                                       ====            =========        ======    =========

----------
(1)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs in the consolidated balance sheets.

(2)Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3)Derivative liabilities are presented within other liabilities in the consolidated balance sheets.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities and Short-term Investments

  When available, the estimated fair value of the Company's fixed maturity securities and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

  The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

  When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

  The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

  The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, references to

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

  Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance agreements related to such variable annuity guarantees. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

  The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

  The fair value of these guarantees is estimated using the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs.

  The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

  Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates,

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

  The Company ceded, to an affiliated reinsurance company, the risk associated with certain of the GMIBs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded, to the same affiliated reinsurance company, certain directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  Separate Account Assets

  Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, hedge funds and cash. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

  A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

  The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

  While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect management's own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities

  These securities are comprised of U.S. Treasury securities. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities and Short-term Investments

  This level includes fixed maturity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 securities described below.

  U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

  U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark
  U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

  Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

  State and political subdivision and foreign government securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

  Derivative Liabilities

  This level includes all types of derivative instruments utilized by the Company. These derivatives are principally valued using an income approach.

  Foreign currency contracts

  Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, London Inter Bank Offer Rate basis curves, currency spot rates and cross currency basis curves.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

Separate Account Assets

  These assets are primarily comprised of certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

  In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in Level 2 Measurements. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities

  This level includes fixed maturity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data.

  U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

  Structured securities comprised of ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

  Direct Guaranteed Minimum Benefits

  These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Reinsurance Ceded on Certain Guaranteed Minimum Benefits

  These embedded derivatives are principally valued using an income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those previously described under "Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

TRANSFERS BETWEEN LEVELS 1 AND 2:

  During the years ended December 31, 2011 and 2010, transfers between Levels 1 and 2 were not significant.

  TRANSFERS INTO OR OUT OF LEVEL 3:

  Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the years ended December 31, 2011 and 2010 are summarized below.

  Transfers into Level 3 were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade), which have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value.

  During the year ended December 31, 2011, there were no transfers into Level 3. During the year ended December 31, 2010, transfers into Level 3 for fixed maturity securities of $12 million, were comprised of certain private placements included in U.S. corporate securities.

  Transfers out of Level 3 resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

  During the year ended December 31, 2011, transfers out of Level 3 for fixed maturity securities of $10 million were comprised of certain U.S. and foreign corporate securities. During the year ended December 31, 2010, transfers out of Level 3 for fixed maturity securities of $1 million were comprised of certain U.S. corporate securities.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective time periods:

                                                         FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                         -----------------------------------------------------------------------
                                                           FIXED MATURITY SECURITIES:
                                                         -------------------------------------------------
                                                            U.S.           FOREIGN                               NET
                                                         CORPORATE        CORPORATE                           EMBEDDED
                                                         SECURITIES       SECURITIES          ABS          DERIVATIVES (5)
                                                         ----------       ----------          ---------    ---------------
                                                                          (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..................................... $      35        $      19        $      --         $      140
Total realized/unrealized gains (losses) included in:
  Earnings: (1), (2)
   Net investment income................................        --               --               --                 --
   Net investment gains (losses)........................        --               --               --                 --
   Net derivative gains (losses)........................        --               --               --                154
   Other comprehensive income (loss)....................        --                1               --                 --
Purchases (3)...........................................        --               --                1                 --
Sales (3)...............................................        (8)             (17)              --                 --
Issuances (3)...........................................        --               --               --                 --
Settlements (3).........................................        --               --               --                  9
Transfers into Level 3 (4)..............................        --               --               --                 --
Transfers out of Level 3 (4)............................        (7)              (3)              --                 --
                                                         ---------        ---------           ---------      ----------
Balance, December 31,................................... $      20        $      --        $       1         $      303
                                                         =========        =========           =========      ==========
Changes in unrealized gains (losses) relating to assets
 and liabilities still held at December 31, 2011
 included in earnings:
   Net investment income................................ $      --        $      --        $      --         $       --
   Net investment gains (losses)........................ $      --        $      --        $      --         $       --
   Net derivative gains (losses)........................ $      --        $      --        $      --         $      156

                                                             FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                             -----------------------------------------------------------------------
                                                               FIXED MATURITY SECURITIES:
                                                             -------------------------------------------------
                                                                U.S.           FOREIGN                               NET
                                                             CORPORATE        CORPORATE                           EMBEDDED
                                                             SECURITIES       SECURITIES          ABS          DERIVATIVES (5)
                                                             ----------       ----------          ---------    ---------------
                                                                              (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,......................................... $      17        $      28        $      --          $      99
Total realized/unrealized gains (losses) included in:
  Earnings: (1), (2)
   Net investment income....................................        --               --               --                 --
   Net investment gains (losses)............................        --               (1)              --                 --
   Net derivative gains (losses)............................        --               --               --                 33
   Other comprehensive income (loss)........................        --                4               --                 --
Purchases, sales, issuances and settlements (3).............         7              (12)              --                  8
Transfers into Level 3 (4)..................................        12               --               --                 --
Transfers out of Level 3 (4)................................        (1)              --               --                 --
                                                             ---------        ---------           ---------       ---------
Balance, December 31,....................................... $      35        $      19        $      --          $     140
                                                             =========        =========           =========       =========
Changes in unrealized gains (losses) relating to assets and
 liabilities still held at December 31, 2010 included in
 earnings:
   Net investment income.................................... $      --        $      --        $      --          $      --
   Net investment gains (losses)............................ $      --        $      --        $      --          $      --
   Net derivative gains (losses)............................ $      --        $      --        $      --          $      34

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                             FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                             ----------------------------------------------------------------------
                                                               FIXED MATURITY SECURITIES:
                                                             -------------------------------------------------
                                                                U.S.           FOREIGN                               NET
                                                             CORPORATE        CORPORATE                           EMBEDDED
                                                             SECURITIES       SECURITIES          ABS          DERIVATIVES (5)
                                                             ----------       ----------          ---------    ---------------
                                                                              (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,......................................... $      12        $      23        $      --         $      216
Total realized/unrealized gains (losses) included in:
  Earnings: (1), (2)
   Net investment income....................................        --               --               --                 --
   Net investment gains (losses)............................        --                5               --                 --
   Net derivative gains (losses)............................        --               --               --               (127)
   Other comprehensive income (loss)........................         1               12               --                 --
Purchases, sales, issuances and settlements (3).............         5              (12)              --                 10
Transfers into and/or out of Level 3 (4)....................        (1)              --               --                 --
                                                             ---------        ---------           ---------      ----------
Balance, December 31,....................................... $      17        $      28        $      --         $       99
                                                             =========        =========           =========      ==========
Changes in unrealized gains (losses) relating to assets and
 liabilities still held at December 31, 2009 included in
 earnings:
   Net investment income.................................... $      --        $      --        $      --         $       --
   Net investment gains (losses)............................ $      --        $       5        $      --         $       --
   Net derivative gains (losses)............................ $      --        $      --        $      --         $     (125)

----------
(1)Amortization of premium/discount is included within net investment income. Impairments charged to earnings on securities are included within net investment gains (losses). Lapses associated with embedded derivatives are included within net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For the year ended December 31, 2011, fees attributed to net embedded derivatives are included within settlements. For the years ended December 31, 2010 and 2009, fees attributed to net embedded derivatives are included within purchases, sales, issuances and settlements.

(4)Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and/or out of Level 3 in the same period are excluded from the rollforward.

(5)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

FAIR VALUE OF FINANCIAL INSTRUMENTS

  Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                               DECEMBER 31,
                                       ------------------------------------------------------------
                                                   2011                           2010
                                       ----------------------------- ------------------------------
                                                           ESTIMATED                      ESTIMATED
                                       NOTIONAL  CARRYING    FAIR     NOTIONAL  CARRYING    FAIR
                                         AMOUNT   VALUE     VALUE     AMOUNT     VALUE     VALUE
                                       -------- --------- ---------- --------- --------- ----------
                                                              (IN MILLIONS)
ASSETS:
Mortgage loans, net...................           $  104     $  111              $   76     $   80
Policy loans..........................           $  410     $  603              $  404     $  511
Other invested assets (1).............           $   --     $   --              $   25     $   25
Cash and cash equivalents.............           $   33     $   33              $   32     $   32
Accrued investment income.............           $   27     $   27              $   26     $   26
Premiums, reinsurance and other
  receivables (1).....................           $  150     $  157              $  131     $  135
Other assets (1)......................           $    7     $    4              $    5     $    5
LIABILITIES:
PABs (1)..............................           $  115     $  123              $   99     $  105
Long-term debt -- affiliated..........           $   --     $   --              $   25     $   25
Other liabilities (1).................           $   40     $   40              $   36     $   36
Separate account liabilities (1)......           $   14     $   14              $   76     $   76
COMMITMENTS: (2)
Mortgage loan commitments.............  $  --    $   --     $   --     $  15    $   --     $   --
Commitments to fund private corporate
  bond investments....................  $   6    $   --     $    1     $   3    $   --     $   --

----------
(1)Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(2)Commitments are off-balance sheet obligations.

  The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, short-term investments, derivative liabilities, net embedded derivatives within asset and liability host contracts and separate account assets. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the table above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

  The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Policy Loans

  For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Other Invested Assets

  Other invested assets within the preceding table are comprised of a loan to an affiliate. The estimated fair value of the loan to an affiliate is estimated by discounting the expected future cash flows using current market rates and the credit risk of the note issuer.

  Cash and Cash Equivalents

  Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

  Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding table are comprised of certain amounts recoverable under reinsurance agreements.

  Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table. The estimated fair value is determined as the present value of expected future cash flows, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Other Assets

  Other assets presented in the preceding table represents the receivables from agencies for which the estimated fair value was determined by discounting the expected future cash flows using a discount rate that reflects the Company's lending rate, at the end of the reporting period, for loans issued to agencies.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  PABs

  PABs in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the table above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as PABs in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

  The investment contracts primarily include fixed deferred annuities, fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt -- Affiliated

  The estimated fair value of affiliated long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

  Other Liabilities

  Other liabilities included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of funds withheld amounts payable which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

  Separate Account Liabilities

  Separate account liabilities included in the preceding table represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

  Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

  Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments

  The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund private corporate bonds that will be held for investment reflected in the above table represents the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

5. DEFERRED POLICY ACQUISITION COSTS

  Information regarding DAC was as follows:

                                                                       DAC
                                                                  -------------
                                                                  (IN MILLIONS)
Balance at January 1, 2009.......................................   $  1,212
Capitalizations..................................................         90
                                                                    --------
  Subtotal.......................................................      1,302
                                                                    --------
Amortization related to:
  Net investment gains (losses)..................................         29
  Other expenses.................................................       (140)
                                                                    --------
   Total amortization............................................       (111)
                                                                    --------
Unrealized investment gains (losses).............................         (7)
                                                                    --------
Balance at December 31, 2009.....................................      1,184
Capitalizations..................................................         30
                                                                    --------
  Subtotal.......................................................      1,214
                                                                    --------
Amortization related to:
  Net investment gains (losses)..................................        (15)
  Other expenses.................................................       (125)
                                                                    --------
   Total amortization............................................       (140)
                                                                    --------
Unrealized investment gains (losses).............................          5
                                                                    --------
Balance at December 31, 2010.....................................      1,079
Capitalizations..................................................         32
                                                                    --------
  Subtotal.......................................................      1,111
                                                                    --------
Amortization related to:
  Net investment gains (losses)..................................        (50)
  Other expenses.................................................       (183)
                                                                    --------
   Total amortization............................................       (233)
                                                                    --------
Unrealized investment gains (losses).............................          1
                                                                    --------
Balance at December 31, 2011.....................................   $    879
                                                                    ========

  Amortization of DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

6. INSURANCE

  SALES INDUCEMENTS

  Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                                     AMOUNT
                                                                  -------------
                                                                  (IN MILLIONS)
 Balance at January 1, 2009......................................    $    40
 Capitalization..................................................          4
 Amortization....................................................         (5)
                                                                     -------
 Balance at December 31, 2009....................................         39
 Capitalization..................................................         --
 Amortization....................................................         (4)
                                                                     -------
 Balance at December 31, 2010....................................         35
 Capitalization..................................................         --
 Amortization....................................................         (7)
                                                                     -------
 Balance at December 31, 2011....................................    $    28
                                                                     =======

  SEPARATE ACCOUNTS

  Separate account assets and liabilities consist of pass-through separate accounts totaling $8.1 billion and $9.1 billion at December 31, 2011 and 2010, respectively, for which the policyholder assumes all investment risk.

  For the years ended December 31, 2011, 2010 and 2009, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                         2011     2010    2009
                                                       ------   ------  ------
                                                          (IN MILLIONS)
Balance at January 1,................................. $  25    $  24   $  21
  Less: Reinsurance recoverables......................    20       19      17
                                                       -----    -----   -----
Net balance at January 1,.............................     5        5       4
                                                       -----    -----   -----
Incurred related to:
  Current year........................................     1        1       2
  Prior years.........................................     1       --      --
                                                       -----    -----   -----
   Total incurred.....................................     2        1       2
                                                       -----    -----   -----
Paid related to:
  Current year........................................    --       --      --
  Prior years.........................................    (1)      (1)     (1)
                                                       -----    -----   -----
   Total paid.........................................    (1)      (1)     (1)
                                                       -----    -----   -----
Net balance at December 31,...........................     6        5       5
  Add: Reinsurance recoverables.......................    21       20      19
                                                       -----    -----   -----
Balance at December 31,............................... $  27    $  25   $  24
                                                       =====    =====   =====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  During 2011, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years increased by $1 million, due to improved loss ratios for non-medical health claim liabilities. During 2010 and 2009, there was no change to claims and claim adjustment expenses associated with prior years.

  GUARANTEES

  The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and
(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death or at annuitization.

  The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

  Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows:

                                                                 DECEMBER 31,
                                         ----------------------------------------------------------
                                                      2011                           2010
                                         ---------------------------    ---------------------------
                                             IN THE            AT           IN THE            AT
                                          EVENT OF DEATH  ANNUITIZATION  EVENT OF DEATH  ANNUITIZATION
                                         --------------- -------------- --------------- --------------
                                                                 (IN MILLIONS)
ANNUITY CONTRACTS (1)
Return of Net Deposits
Separate account value..................    $   3,940            N/A       $   4,326            N/A
Net amount at risk (2)..................    $    121 (3)         N/A       $     77 (3)         N/A
Average attained age of contractholders.     62 years            N/A        61 years            N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................    $   1,916      $   3,126       $   2,222      $   3,401
Net amount at risk (2)..................    $    229 (3)   $    785 (4)    $    173 (3)   $    502 (4)
Average attained age of contractholders.     63 years       60 years        62 years       59 years

                                                         DECEMBER 31,
                                                   ----------------------
                                                         2011         2010
                                                   ---------    ---------
                                                      SECONDARY GUARANTEES
                                                   ----------------------
                                                         (IN MILLIONS)
    UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
     Account value (general and separate account). $   1,919    $   2,006
     Net amount at risk (2)....................... $ 18,358 (3) $ 19,973 (3)
     Average attained age of policyholders........  51 years     50 years

----------
(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

(3)The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

(4)The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

  Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:

                                                         UNIVERSAL AND
                                                         VARIABLE LIFE
                                   ANNUITY CONTRACTS       CONTRACTS
                                -----------------------  -------------
                                GUARANTEED  GUARANTEED
                                  DEATH    ANNUITIZATION   SECONDARY
                                 BENEFITS    BENEFITS     GUARANTEES     TOTAL
                                ---------- ------------- ------------- -------
                                                (IN MILLIONS)
  DIRECT
  Balance at January 1, 2009...   $  13        $  34         $   2      $  49
  Incurred guaranteed benefits.      --           (5)           (1)        (6)
  Paid guaranteed benefits.....      (6)          --            --         (6)
                                  -----        -----         -----      -----
  Balance at December 31, 2009.       7           29             1         37
  Incurred guaranteed benefits.       2            5            --          7
  Paid guaranteed benefits.....      (3)          --            --         (3)
                                  -----        -----         -----      -----
  Balance at December 31, 2010.       6           34             1         41
  Incurred guaranteed benefits.       3           10             1         14
  Paid guaranteed benefits.....      (1)          --            --         (1)
                                  -----        -----         -----      -----
  Balance at December 31, 2011.   $   8        $  44         $   2      $  54
                                  =====        =====         =====      =====
  CEDED
  Balance at January 1, 2009...   $   9        $  12         $  --      $  21
  Incurred guaranteed benefits.       3           (2)           --          1
  Paid guaranteed benefits.....      (6)          --            --         (6)
                                  -----        -----         -----      -----
  Balance at December 31, 2009.       6           10            --         16
  Incurred guaranteed benefits.       2            2            --          4
  Paid guaranteed benefits.....      (3)          --            --         (3)
                                  -----        -----         -----      -----
  Balance at December 31, 2010.       5           12            --         17
  Incurred guaranteed benefits.       3            3            --          6
  Paid guaranteed benefits.....      (1)          --            --         (1)
                                  -----        -----         -----      -----
  Balance at December 31, 2011.   $   7        $  15         $  --      $  22
                                  =====        =====         =====      =====
  NET
  Balance at January 1, 2009...   $   4        $  22         $   2      $  28
  Incurred guaranteed benefits.      (3)          (3)           (1)        (7)
  Paid guaranteed benefits.....      --           --            --         --
                                  -----        -----         -----      -----
  Balance at December 31, 2009.       1           19             1         21
  Incurred guaranteed benefits.      --            3            --          3
  Paid guaranteed benefits.....      --           --            --         --
                                  -----        -----         -----      -----
  Balance at December 31, 2010.       1           22             1         24
  Incurred guaranteed benefits.      --            7             1          8
  Paid guaranteed benefits.....      --           --            --         --
                                  -----        -----         -----      -----
  Balance at December 31, 2011.   $   1        $  29         $   2      $  32
                                  =====        =====         =====      =====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                                                 DECEMBER 31,
                                                                ---------------
                                                                 2011    2010
                                                                ------- -------
                                                                 (IN MILLIONS)
Fund Groupings:
Equity......................................................... $ 3,395 $ 3,915
Balanced.......................................................   2,377   2,573
Bond...........................................................     794     836
Specialty......................................................     211     252
Money Market...................................................     117     137
                                                                ------- -------
  Total........................................................ $ 6,894 $ 7,713
                                                                ======= =======

7.  REINSURANCE

  The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for certain products and reinsures up to 90% of the mortality risk for other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities issued since 2001 with an affiliated reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives a reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2011 and 2010, were immaterial.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $127 million and $149 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  At December 31, 2011, the Company had $170 million of net unaffiliated ceded reinsurance recoverables. Of this total, $127 million, or 75%, were with the Company's five largest unaffiliated ceded reinsurers, including $87 million of which were unsecured. At December 31, 2010, the Company had $192 million of net unaffiliated ceded reinsurance recoverables. Of this total, $129 million, or 67%, were with the Company's five largest unaffiliated ceded reinsurers, including $94 million of which were unsecured.

  The amounts in the consolidated statements of income include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ----------------------
                                                                2011     2010    2009
                                                               ------   ------  ------
                                                                    (IN MILLIONS)
PREMIUMS:
Direct premiums............................................... $   92   $  101  $  117
Reinsurance ceded.............................................    (42)     (47)    (51)
                                                               ------   ------  ------
 Net premiums................................................. $   50   $   54  $   66
                                                               ======   ======  ======

UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Direct universal life and investment-type product policy fees. $  378   $  369  $  433
Reinsurance ceded.............................................    (72)     (59)    (58)
                                                               ------   ------  ------
 Net universal life and investment-type product policy fees... $  306   $  310  $  375
                                                               ======   ======  ======

OTHER REVENUES:
Direct other revenues......................................... $  148   $  119  $  100
Reinsurance ceded.............................................      1        1       1
                                                               ------   ------  ------
 Net other revenues........................................... $  149   $  120  $  101
                                                               ======   ======  ======

POLICYHOLDER BENEFITS AND CLAIMS:
Direct policyholder benefits and claims....................... $  212   $  180  $  191
Reinsurance ceded.............................................    (74)     (67)    (78)
                                                               ------   ------  ------
 Net policyholder benefits and claims......................... $  138   $  113  $  113
                                                               ======   ======  ======

INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Direct interest credited to policyholder account balances..... $   33   $   32  $   35
Reinsurance ceded.............................................     (3)      (2)     (2)
                                                               ------   ------  ------
 Net interest credited to policyholder account balances....... $   30   $   30  $   33
                                                               ======   ======  ======

OTHER EXPENSES:
Direct other expenses......................................... $  450   $  366  $  385
Reinsurance ceded.............................................     (5)      (6)     (9)
                                                               ------   ------  ------
 Net other expenses........................................... $  445   $  360  $  376
                                                               ======   ======  ======

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                      DECEMBER 31, 2011
                                               -------------------------------
                                                                        TOTAL
                                                                       BALANCE
                                                DIRECT  ASSUMED  CEDED   SHEET
                                               ------- -------- ------ -------
                                                        (IN MILLIONS)
  ASSETS:
  Premiums, reinsurance and other receivables. $    28   $--    $ 707  $   735
  Deferred policy acquisition costs...........     869    --       10      879
                                               -------   ---    -----  -------
   Total assets............................... $   897   $--    $ 717  $ 1,614
                                               =======   ===    =====  =======

  LIABILITIES:
  Policyholder account balances............... $ 1,096   $(2)   $  --  $ 1,094
  Other liabilities...........................     253    --       77      330
                                               -------   ---    -----  -------
   Total liabilities.......................... $ 1,349   $(2)   $  77  $ 1,424
                                               =======   ===    =====  =======

                                                      DECEMBER 31, 2010
                                               -------------------------------
                                                                        TOTAL
                                                                       BALANCE
                                                DIRECT  ASSUMED  CEDED   SHEET
                                               ------- -------- ------ -------
                                                        (IN MILLIONS)
  ASSETS:
  Premiums, reinsurance and other receivables. $    23   $ --   $ 487  $   510
  Deferred policy acquisition costs...........   1,070     --       9    1,079
                                               -------   ----   -----  -------
   Total assets............................... $ 1,093   $ --   $ 496  $ 1,589
                                               =======   ====   =====  =======

  LIABILITIES:
  Policyholder account balances............... $   973   $ (2)  $  --  $   971
  Other liabilities...........................     215     --      66      281
                                               -------   ----   -----  -------
   Total liabilities.......................... $ 1,188   $ (2)  $  66  $ 1,252
                                               =======   ====   =====  =======

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $150 million and $131 million at December 31, 2011 and 2010, respectively. There were no deposit liabilities on reinsurance at both December 31, 2011 and 2010.

RELATED PARTY REINSURANCE TRANSACTIONS

  The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, Exeter Reassurance Company, Ltd. ("Exeter") and MetLife Reinsurance Company of Vermont, all of which are related parties.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Information regarding the effect of affiliated reinsurance included in the consolidated statements of income was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                           2011     2010     2009
                                                          -----    -----    -----
                                                             (IN MILLIONS)
 PREMIUMS:
 Reinsurance ceded....................................... $ (4)    $ (6)    $ (4)

 UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
 Reinsurance ceded....................................... $ (17)   $ (17)   $ (16)

 OTHER REVENUES:
 Reinsurance ceded....................................... $   1    $   1    $   1

 POLICYHOLDER BENEFITS AND CLAIMS:
 Reinsurance ceded....................................... $ (11)   $  (8)   $  (6)

 INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
 Reinsurance ceded....................................... $  (3)   $  (2)   $  (2)

 OTHER EXPENSES:
 Reinsurance ceded....................................... $   1    $   1    $  --

  Information regarding the effect of ceded affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                   DECEMBER 31,
                                                                  -------------
                                                                   2011   2010
                                                                  -----  -----
                                                                  (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $ 526  $ 285

LIABILITIES:
Other liabilities................................................ $  25  $  21

  The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $378 million and $161 million at December 31, 2011 and 2010, respectively. Net derivative gains (losses) associated with the embedded derivatives were $195 million, $28 million and ($224) million, for the years ended December 31, 2011, 2010 and 2009, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $129 million and $95 million of unsecured affiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $110 million and $94 million, at December 31, 2011 and 2010, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2011 and 2010.

8.  LONG-TERM DEBT -- AFFILIATED

  In September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The secured demand note matured in February 2011 and bore interest at 0.50% per annum.

9.  INCOME TAX

  The provision for income tax was as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      -----------------------
                                                        2011     2010    2009
                                                      ------   ------  ------
                                                         (IN MILLIONS)
      Current:
       Federal.......................................  $ 25     $ 15    $ 16
      Deferred:
       Federal.......................................    18       16     (52)
                                                       ----     ----    ----
         Provision for income tax expense (benefit)    $ 43     $ 31    $(36)
                                                       ====     ====    ====

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     -----------------------
                                                       2011     2010    2009
                                                     ------   ------  ------
                                                        (IN MILLIONS)
      Tax provision at U.S. statutory rate..........  $ 52     $ 37    $ (9)
      Tax effect of:
       Tax-exempt investment income.................   (12)     (11)    (19)
       Prior year tax...............................     5        6      (4)
       State and local income tax...................     2       (2)     --
       Tax credits..................................    (2)      (1)     --
       Change in valuation allowance................    (2)       2      --
       Other, net...................................    --       --      (4)
                                                      ----     ----    ----
         Provision for income tax expense (benefit).  $ 43     $ 31    $(36)
                                                      ====     ====    ====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        DECEMBER 31,
                                                       --------------
                                                        2011    2010
                                                       ------  ------
                                                        (IN MILLIONS)
         Deferred income tax assets:
          Policyholder liabilities and receivables.... $  114  $  193
          Employee benefits...........................     24      10
          Deferred intercompany losses................     10      10
          Investments, including derivatives..........     --       8
          Tax credit carryforwards....................      2      --
          Litigation-related and government mandated..      1       3
          Net operating loss carryforwards............     --       2
          Other.......................................      2       4
                                                       ------  ------
                                                          153     230
          Less: Valuation allowance...................     10      12
                                                       ------  ------
                                                          143     218
                                                       ------  ------
         Deferred income tax liabilities:
          DAC.........................................    246     311
          Net unrealized investment gains.............     46      25
          Other.......................................     --       1
                                                       ------  ------
                                                          292     337
                                                       ------  ------
            Net deferred income tax asset (liability). $ (149) $ (119)
                                                       ======  ======

  State net operating loss carryforwards of $4 million at December 31, 2011 will expire beginning in 2012. Tax credit carryforwards of $2 million at December 31, 2011 will expire beginning in 2021.

  The Company has recorded a valuation allowance related to tax benefits of certain state net operating loss carryforwards, as well as a deferred intercompany loss from the sale of Exeter Reassurance Company, Ltd. to MetLife prior to 2003. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2011, the Company recorded a decrease of $2 million, related to certain state net operating loss carryforwards.

  The Company participates in a tax sharing agreement with MetLife. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due from MetLife include $16 million, $19 million, and $8 million for 2011, 2010 and 2009, respectively.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local tax examinations by tax authorities for years prior to 2003. The IRS exam of the current audit cycle, years 2003 to 2006, began in April 2010.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  It is not expected that there will be a material change in the Company's liability for unrecognized tax benefits in the next 12 months.

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ------------------------
                                                                                 2011     2010    2009
                                                                               ------   ------  ------
                                                                                  (IN MILLIONS)
Balance at January 1,......................................................... $  --    $  --   $  --
Additions for tax positions of prior years....................................     7       --      --
                                                                               -----    -----   -----
Balance at December 31,....................................................... $   7    $  --   $  --
                                                                               =====    =====   =====
Unrecognized tax benefits that, if recognized would impact the effective rate. $   7    $  --   $  --
                                                                               =====    =====   =====

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest and penalties were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                              2011     2010    2009
                                                                            ------   ------  ------
                                                                               (IN MILLIONS)
Interest and penalties recognized in the consolidated statements of income.  $  1    $  --   $  --

                                                                                         DECEMBER 31,
                                                                                         -------------
                                                                                           2011   2010
                                                                                         ------ ------
                                                                                         (IN MILLIONS)
Interest and penalties included in other liabilities in the consolidated balance sheets.  $  1  $  --

----------
  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2011 and 2010, the Company recognized an income tax benefit of $13 million and $5 million, respectively, related to the separate account DRD. The 2011 benefit included a benefit of $1 million related to a true-up of the 2010 tax return. The 2010 benefit included an expense of $6 million related to a true-up of the 2009 tax return.

10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

  Over the past several years, the Company has faced claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY continues to vigorously defend against the claims in all pending matters. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimable losses for sales practices matters.

  The Company conducted an internal investigation of an agency in Los Angeles, California concerning the referral of clients to an entity which the United States Securities and Exchange Commission has put into receivership for allegedly defrauding investors. Three of the Company's former representatives may have encouraged customers to invest in this entity. Restitution is being made to customers. The Company has been named in three related lawsuits currently pending in California state court.

  Unclaimed Property Inquiries

  More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates for compliance with unclaimed property laws. Additionally, Metropolitan Life Insurance Company and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multi-state targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration's Death Master File or a similar database to identify instances where death benefits under life insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multi-state market conduct exam, or issue directives similar to the New York Insurance Department's letter. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and changes to the Company's procedures for the identification and escheatment of abandoned property.

  Various litigation, claims and assessments against the Company, in addition to those discussed previously or those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. At December 31, 2011 and 2010, the Company maintained a liability of $3 million and $1 million, respectively. The related assets for premium tax offsets were $1 million at both December 31, 2011 and 2010, for undiscounted future assessments with respect to impaired, insolvent or failed insurers. The Company maintained at both December 31, 2011 and 2010, an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

  On September 1, 2011, the New York State Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York ("ELNY"), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan will involve the satisfaction of insurers' financial obligations under a number of state life and health insurance guaranty associations and also contemplates that additional industry support for certain ELNY policyholders will be provided. The Company recorded a net charge of $1 million, after tax, related to ELNY.

COMMITMENTS

  LEASES

  The Company, as lessee, has entered into various lease agreements for office space, data processing and other equipment. Future minimum gross rental payments relating to these lease agreements are as follows:

                                                                      GROSS
                                                                     RENTAL
                                                                    PAYMENTS
                                                                  -------------
                                                                  (IN MILLIONS)
 2012............................................................      $16
 2013............................................................      $14
 2014............................................................      $11
 2015............................................................      $ 9
 2016............................................................      $ 7
 Thereafter......................................................      $15

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $4 million and $6 million at December 31, 2011 and 2010, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

  The Company commits to lend funds under mortgage loan commitments. There were no unfunded mortgage loan commitments at December 31, 2011 and $ 15 million of unfunded mortgage loan commitments at December 31, 2010.

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

  The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $6 million and $3 million at December 31, 2011 and 2010, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

GUARANTEES

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In one case, the maximum potential obligation under the indemnities and guarantees is $45 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2011 and 2010.

11.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

  The Company's employees, sales representatives and retirees participate in funded qualified and unfunded non-qualified defined benefit pension plans and other postretirement plans sponsored by MLIC. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2011, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plan provides supplemental benefits to certain executive level employees and retirees.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by MLIC. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

  The Company is allocated both pension and other postretirement expenses from MLIC associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. The Company's share of pension expense was $12 million, $11 million and $12 million for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, the Company's share of net other postretirement expense was ($1) million, less than $1 million and $3 million for the years ended December 31, 2011, 2010 and 2009, respectively. The combined allocated pension and other postretirement benefit expenses are included in the accompanying consolidated statements of income.

  The Company sponsors the Non-Qualified Retirement Plan for Managing Partners (the "MPRP Plan"), a non-qualified defined benefit pension plan. The MPRP Plan supplements earned benefits to participants under the Agency Employees' Retirement Plan (the "AERP Plan"), a qualified defined benefit pension plan. During 2011,

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY the Company became the sole sponsor of the AERP Plan. Accordingly, the Company transitioned its accounting for the AERP Plan from a multiemployer to a single employer plan as of December 31, 2011. The Company made contributions of $7 million, $3 million and $2 million for the years ended December 31, 2011, 2010 and 2009, respectively, to the multiemployer AERP Plan while it was being accounted for as a multiemployer plan. The assets and obligations of the AERP Plan and MPRP Plan, along with the related net periodic pension expenses, are included in the accompanying consolidated financial statements and the additional disclosures below.

  A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                                     OTHER
                                                                      PENSION    POSTRETIREMENT
                                                                   BENEFITS (1)    BENEFITS
                                                                   ------------  ------------
                                                                          DECEMBER 31,
                                                                   --------------------------
                                                                     2011   2010   2011    2010
                                                                   ------ ------ ------  ------
                                                                          (IN MILLIONS)
Change in benefit obligations:
Benefit obligations at January 1,................................. $  46  $  41  $  37   $  31
 Service costs....................................................     1      1      1       1
 Interest costs...................................................     3      3      2       2
 Plan participants' contributions.................................    --     --      2       2
 Net actuarial (gains) losses.....................................     8      3     (1)      5
 Plan amendments, change in benefits, and other (2)...............   131     --     --      --
 Benefits paid....................................................    (2)    (2)    (4)     (4)
                                                                   -----  -----  -----   -----
Benefit obligations at December 31,...............................   187     46     37      37
                                                                   -----  -----  -----   -----
Change in plan assets:
Fair value of plan assets at January 1,...........................    --     --     --      --
 Actual return on plan assets.....................................    --     --     --      --
 Plan amendments, change in benefits, and other (2)...............   110     --     --      --
 Plan participants' contributions.................................    --     --      2       2
 Employer contribution............................................     2      2      2       2
 Benefits paid....................................................    (2)    (2)    (4)     (4)
                                                                   -----  -----  -----   -----
Fair value of plan assets at December 31,.........................   110     --     --      --
                                                                   -----  -----  -----   -----
 Funded status at December 31,.................................... $ (77) $ (46) $ (37)  $ (37)
                                                                   =====  =====  =====   =====
Amounts recognized in the consolidated balance sheets consist of:
 Other liabilities................................................ $ (77) $ (46) $ (37)  $ (37)
                                                                   =====  =====  =====   =====
Accumulated other comprehensive (income) loss:
 Net actuarial losses............................................. $  17  $  10  $   2   $   3
 Prior service costs (credit).....................................    22      1     13      16
                                                                   -----  -----  -----   -----
Accumulated other comprehensive (income) loss..................... $  39  $  11  $  15   $  19
                                                                   =====  =====  =====   =====

----------
    (1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $55 million and $46 million at December 31, 2011 and 2010, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

    (2)The assets and obligations are related to the AERP Plan.

  The accumulated benefit obligations for the defined benefit pension plan were $169 million and $41 million at December 31, 2011 and 2010, respectively.

  Information for pension plans with an accumulated benefit obligation in excess of plan assets was as follows:

                                                                  DECEMBER 31,
                                                                  -------------
                                                                    2011   2010
                                                                  ------ ------
                                                                  (IN MILLIONS)
Projected benefit obligation..................................... $ 187   $ 46
Accumulated benefit obligation................................... $ 169   $ 41
Fair value of plan assets........................................ $ 110   $ --

  The projected benefit obligation exceeded assets for all pension plans at December 31, 2011 and 2010.

  Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

    i) Service Costs -- Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

    ii)Interest Costs -- Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

   iii)Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

    iv)Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

    v) Amortization of Net Actuarial (Gains) Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                                           OTHER
                                                                        PENSION       POSTRETIREMENT
                                                                        BENEFITS         BENEFITS
                                                                    ---------------- ----------------
                                                                         YEARS ENDED DECEMBER 31,
                                                                    ---------------------------------
                                                                     2011  2010 2009 2011  2010  2009
                                                                    -----  ---- ---- ----  ----  ----
                                                                              (IN MILLIONS)
Net Periodic Benefit Costs:
 Service costs..................................................... $   1  $  1 $  1 $  1  $  1  $  1
 Interest costs....................................................     3     3    2    2     2     2
 Amortization of actuarial (gains) losses..........................     1    --   --   --    --    --
 Amortization of prior service costs (credit)......................    --    --   --    3     2     2
                                                                    -----  ---- ---- ----  ----  ----
   Total net periodic benefit costs (credit).......................     5     4    3    6     5     5
                                                                    -----  ---- ---- ----  ----  ----
Other Changes in Plan Assets and Benefit Obligations Recognized in
  Other Comprehensive Income (Loss):
 Net actuarial (gains) losses......................................     8     2    3   (1)    5     1
 Prior service costs (credit) (1)..................................    21    --   --   --    --     5
 Amortization of net actuarial gains (losses)......................    (1)   --   --   --    --    --
 Amortization of prior service (costs) credit......................    --    --   --   (3)   (2)   (2)
                                                                    -----  ---- ---- ----  ----  ----
   Total recognized in other comprehensive income (loss)...........    28     2    3   (4)    3     4
                                                                    -----  ---- ---- ----  ----  ----
     Total recognized in net periodic benefit costs and other
       comprehensive income (loss)................................. $  33  $  6 $  6 $  2  $  8  $  9
                                                                    =====  ==== ==== ====  ====  ====

----------
    (1)Prior service cost related to the AERP Plan.

  For the year ended December 31, 2011, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of $28 million and other postretirement benefits of ($4) million for an aggregate reduction in other comprehensive income (loss) of $24 million before income tax and $16 million, net of income tax.

  The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $1 million and $2 million, respectively.

  The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs (credit) over the next year are less than $1 million and $3 million, respectively.

  The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. The resulting reduction in the accumulated postretirement benefit obligation was $0 and less than $1 million for the years ended December 31, 2010 and 2009, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company no longer applies for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

  The Company received subsidies of less than $1 million for each of the years ended December 31, 2011, 2010 and 2009.

  ASSUMPTIONS

  Assumptions used in determining benefit obligations were as follows:

                                                                OTHER
                                           PENSION         POSTRETIREMENT
                                           BENEFITS           BENEFITS
                                     -------------------- -----------------
                                                  DECEMBER 31,
                                     --------------------------------------
                                         2011        2010       2011   2010
                                     ------------- ------ ---------- ------
     Weighted average discount rate.     4.95%     5.80%    4.95%    5.80%
     Rate of compensation increase.. 4.50% - 5.00% 5.00%     N/A      N/A

  Assumptions used in determining net periodic benefit costs were as follows:

                                                                                 OTHER
                                                              PENSION       POSTRETIREMENT
                                                             BENEFITS          BENEFITS
                                                         ----------------- -----------------
                                                                    DECEMBER 31,
                                                         -----------------------------------
                                                         2011  2010  2009  2011  2010  2009
                                                         ----- ----- ----- ----- ----- -----
Weighted average discount rate.......................... 5.80% 6.25% 6.60% 5.80% 6.25% 6.60%
Weighted average expected rate of return on plan assets. 6.25% N/A   N/A   N/A   N/A   N/A
Rate of compensation increase........................... 5.00% 5.00% 5.00% N/A   N/A   N/A

  The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

  The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

  The weighted average expected rate of return on plan assets for use in that plan's valuation in 2012 is currently anticipated to be 6.25% for pension benefits.

  The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                             DECEMBER 31,
                                -----------------------------------------------------------------------
                                               2011                                2010
                                ----------------------------------- -----------------------------------
                                7.3% in 2012, gradually decreasing  7.8% in 2011, gradually decreasing
Pre-and Post-Medicare eligible  each year until 2083 reaching the   each year until 2083 reaching the
  claims....................... ultimate rate of 4.3%.              ultimate rate of 4.4%.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% increase in the assumed healthcare costs trend rates would increase total service and interest costs components by less than $1 million and increase the accumulated postretirement benefit obligation by $1 million. A 1% decrease in the assumed healthcare costs trend rates would decrease total service and interest costs components by less than $1 million and decrease the accumulated postretirement benefit obligation by $1 million.

  PLAN ASSETS

  The pension plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

  Level 1This category includes investments in fixed maturity securities and equity securities which have unadjusted quoted market prices in active markets for identical assets and liabilities.

  Level 2This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

         Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts are determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

         Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

  Level 3This category includes separate accounts that are invested in fixed maturity securities that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

  The Company has issued group annuity and life insurance contracts supporting the pension plan assets, which are invested primarily in separate accounts.

  The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge fund investments.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The pension plan assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                         DECEMBER 31, 2011
                                    -----------------------------------------------------------
                                     FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                    -------------------------------------------------
                                     QUOTED PRICES IN
                                    ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                     IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                     AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                        (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                    ------------------ ----------------- ------------ ---------
                                                           (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 Corporate.........................        $ --            $      30        $    1    $     31
 Federal agencies..................          --                    7            --           7
 Foreign bonds.....................          --                    4            --           4
 Municipals........................          --                    3            --           3
 U.S. government bonds.............          30                    8            --          38
                                           ----            ---------        ------    --------
   Total fixed maturity securities.          30                   52             1          83
                                           ----            ---------        ------    --------
Equity securities:
 Common stock - domestic...........          19                   --            --          19
 Common stock - foreign............          --                   --            --          --
                                           ----            ---------        ------    --------
   Total equity securities.........          19                   --            --          19
                                           ----            ---------        ------    --------
Pass-through securities............          --                    7            --           7
Other receivables..................          --                    1            --           1
                                           ----            ---------        ------    --------
   Total assets....................        $ 49            $      60        $    1    $    110
                                           ====            =========        ======    ========

  A rollforward of all pension plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                                             FAIR VALUE MEASUREMENTS USING
                                                         SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
                                                       ------------------------------------------
                                                               FIXED MATURITY SECURITIES:
                                                       ------------------------------------------
                                                                       CORPORATE
                                                                       SECURITIES
                                                       ------------------------------------------
                                                                     (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,...................................       $                           --
Total realized/unrealized gains (losses) included in:.
 Earnings:
   Net investment income..............................                                   --
   Net investment gains (losses)......................                                   --
   Net derivative gains (losses)......................                                   --
 Other comprehensive income (loss)....................                                   --
Purchases.............................................                                   --
Sales                                                                                    --
Issuances.............................................                                   --
Settlements...........................................                                   --
Transfers into Level 3................................                                    1
Transfers out of Level 3..............................                                   --
                                                             ------------------------------
Balance, December 31,.................................       $                            1
                                                             ==============================

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  See Note 4 for further information about the valuation techniques and inputs by level of major assets of invested assets that affect the amounts reported above.

  The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

  The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

  Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target range allocation by major asset class as of December 31, 2011 for the Invested Plans:

                                                     DEFINED BENEFIT PLANS
                                                 -----------------------------
                                                  TARGET      ACTUAL ALLOCATION
                                                            -------------------
                                                     RANGE         2011
                                                 ---------- -------------------
                                                         (IN MILLIONS)
ASSET CLASS:
Fixed maturity securities:
  Corporate.....................................                        28%
  Federal agency................................                         7
  Foreign bonds.................................                         4
  Municipals....................................                         2
  U.S. government bonds.........................                        34
                                                                 ---------
   Total fixed maturity securities.............. 70% - 100%             75%
                                                                 ---------
Equity securities:
  Common stock - domestic.......................                        18%
  Common stock - foreign........................                        --
                                                                 ---------
   Total equity securities......................  0% - 30%              18%
                                                                 ---------
Alternative securities:
  Pass-through securities.......................                         6%
  Other receivables.............................                         1
                                                                 ---------
   Total alternative securities.................  0% - 5%                7%
                                                                 ---------
     Total assets...............................                       100%
                                                                 ---------

  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

  It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for 2012. The Company expects to make discretionary contributions to the AERP qualified pension plan of $5 million in 2012. For information on employer contributions, see "--Obligations, Funded Status and Net Periodic Benefit Costs."

  Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $2 million to fund the benefit payments in 2012.

  Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $2 million towards benefit obligations in 2012 to pay postretirement medical claims.

  As noted previously, the Company no longer expects to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                                                     OTHER
                                                        PENSION  POSTRETIREMENT
                                                        BENEFITS    BENEFITS
                                                        -------- --------------
                                                             (IN MILLIONS)
2012...................................................   $  6        $  2
2013...................................................   $  7        $  2
2014...................................................   $  7        $  2
2015...................................................   $  8        $  2
2016...................................................   $  9        $  2
2017-2021..............................................   $ 50        $ 13

  ADDITIONAL INFORMATION

  As previously discussed, most of the assets of the pension plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of income were less than $1 million for the year ended December 31, 2011 and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $3 million for the year ended December 31, 2011. At December 31, 2011, the Company transitioned its accounting for the AERP from a multiemployer to a single employer plan. See also "--- Pension and Other Postretirement Benefit Plans.The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

  The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed less than $1 million for each of the years ended December 31, 2011, 2010 and 2009.

12.  EQUITY

  STATUTORY EQUITY AND INCOME

  Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NELICO exceeded the minimum RBC requirements for all periods presented herein.

  The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of NELICO.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing securities on a different basis.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income of NELICO, a Massachusetts domiciled insurer, was $63 million (unaudited), $33 million and $111 million for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus as filed with the Commonwealth of Massachusetts Division of Insurance, was $529 million (unaudited) and $592 million at December 31, 2011 and 2010, respectively.

DIVIDEND RESTRICTIONS

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MLIC as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to MLIC in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. Under Massachusetts State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2011, 2010 and 2009, NELICO paid a dividend of $107 million,
$84 million and $19 million, respectively. The maximum amount of dividends which NELICO may pay to MLIC in 2012 without prior regulatory approval is $46 million.

OTHER COMPREHENSIVE INCOME (LOSS)

  The following table sets forth the balance and changes in accumulated other comprehensive income (loss) including reclassification adjustments required for the years ended December 31, 2011, 2010 and 2009 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                    -------------------------
                                                                                      2011     2010     2009
                                                                                    ------   ------   ------
                                                                                       (IN MILLIONS)
Holding gains (losses) on investments arising during the year...................... $  63    $  42    $ 104
Income tax effect of holding gains (losses)........................................   (23)     (14)     (38)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income..............................................................    (5)      (5)      (3)
Income tax effect of reclassification adjustments..................................     2        2        1
Allocation of holding (gains) losses on investments relating to other policyholder
  amounts..........................................................................     1        5       (7)
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts..........................................................................    --       (2)       3
                                                                                    -----    -----    -----
Net unrealized investment gains (losses), net of income tax........................    38       28       60
Defined benefit plans adjustment, net of income tax................................   (16)      (3)      (4)
                                                                                    -----    -----    -----
Other comprehensive income (loss).................................................. $  22    $  25    $  56
                                                                                    =====    =====    =====

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

13.  OTHER EXPENSES

  Information on other expenses was as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                        -------------------------
                                                           2011     2010     2009
                                                        -------  -------  -------
                                                             (IN MILLIONS)
Compensation...........................................  $  19    $  30    $  41
Pension, postretirement & postemployment benefit costs.     28       28       32
Commissions............................................    105       78      104
Volume-related costs...................................     25       22       32
Capitalization of DAC..................................    (32)     (30)     (90)
Amortization of DAC....................................    233      140      111
Premium taxes, licenses & fees.........................     10       11       14
Professional services..................................      4        4       23
Other..................................................     53       77      109
                                                         -----    -----    -----
 Total other expenses..................................  $ 445    $ 360    $ 376
                                                         =====    =====    =====

  CAPITALIZATION AND AMORTIZATION OF DAC

  See Note 5 for a rollforward of DAC including impacts of capitalization and amortization.

  AFFILIATED EXPENSES

  See Notes 7 and 14 for a discussion of affiliated expenses included in the table above.

14. RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $64 million, $72 million and $83 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also entered into agreements to sell insurance products on behalf of certain affiliates. The Company received fees for this service of $189 million, $180 million and $152 million, included in other expenses, for the years ended December 31, 2011, 2010 and 2009, respectively. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                        YEARS ENDED DECEMBER 31,
                                                        ----------------------
                                                           2011     2010    2009
                                                        -------  ------- -------
                                                             (IN MILLIONS)
Compensation........................................... $   11   $   12  $   12
Pension, postretirement & postemployment benefit costs.     13       12      16
Commissions............................................     --       --      20
Volume-related costs...................................   (168)    (156)   (146)
Other..................................................     19       24      29
                                                        ------   ------  ------
 Total other expenses.................................. $ (125)  $ (108) $  (69)
                                                        ======   ======  ======

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARY

  Revenues received from affiliates were recorded as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        -----------------------
                                                           2011     2010    2009
                                                        -------  ------- -------
                                                             (IN MILLIONS)
Universal life and investment-type product policy fees.  $ 25     $ 25    $ 18
Other revenues.........................................  $ 11     $ 10    $  7

  The Company had net receivables from affiliates of $6 million at December 31, 2011, related to the items discussed above. The Company had net payables to affiliates of less than $1 million at December 31, 2010, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 7. See Note 2 and Note 8 for additional related party transactions.

15. SUBSEQUENT EVENT

  The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 consolidated financial statements.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of operations, equity, and cash flows for each of the three years in the period ended December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 30, 2012

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                                          2011
                                                                                                                        --------
ASSETS
Investments:
   Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $154,376 and $153,708, respectively)...................................................................................................... $168,178
   Equity securities available-for-sale, at estimated fair value (cost: $1,379 and $1,898, respectively)...............    1,278
   Trading and other securities, at estimated fair value (includes $473 and $463, respectively, of actively traded
    securities; and $117 and $201, respectively, relating to variable interest entities)...............................      697
   Mortgage loans (net of valuation allowances of $393 and $522, respectively).........................................   43,880
   Policy loans........................................................................................................    8,314
   Real estate and real estate joint ventures (includes $15 and $10, respectively, relating to variable interest
    entities)..........................................................................................................    5,891
   Other limited partnership interests (includes $152 and $187, respectively, relating to variable interest entities)..    4,334
   Short-term investments, principally at estimated fair value.........................................................    6,140
   Other invested assets, principally at estimated fair value (includes $98 and $102, respectively, relating to
    variable interest entities)........................................................................................   12,505
                                                                                                                        --------
      Total investments................................................................................................  251,217
Cash and cash equivalents, principally at estimated fair value (includes $70 and $55, respectively, relating to
 variable interest entities)...........................................................................................    2,089
Accrued investment income (includes $1 and $3, respectively, relating to variable interest entities)...................    2,219
Premiums, reinsurance and other receivables (includes $10 and $1, respectively, relating to variable interest
 entities).............................................................................................................   27,981
Deferred policy acquisition costs and value of business acquired.......................................................    7,779
Other assets (includes $4 and $6, respectively, relating to variable interest entities)................................    4,233
Separate account assets................................................................................................  106,678
                                                                                                                        --------
      Total assets..................................................................................................... $402,196
                                                                                                                        ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits................................................................................................. $109,333
Policyholder account balances..........................................................................................   88,856
Other policy-related balances..........................................................................................    5,876
Policyholder dividends payable.........................................................................................      659
Policyholder dividend obligation.......................................................................................    2,919
Payables for collateral under securities loaned and other transactions.................................................   20,280
Short-term debt........................................................................................................      101
Long-term debt (includes $116 and $236, respectively, at estimated fair value, relating to variable interest
 entities).............................................................................................................    2,248
Current income tax payable.............................................................................................      123
Deferred income tax liability..........................................................................................    2,827
Other liabilities (includes $42 and $61, respectively, relating to variable interest entities).........................   36,614
Separate account liabilities...........................................................................................  106,678
                                                                                                                        --------
      Total liabilities................................................................................................  376,514
                                                                                                                        --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and
 outstanding at December 31, 2011 and 2010.............................................................................        5
Additional paid-in capital.............................................................................................   14,506
Retained earnings......................................................................................................    8,077
Accumulated other comprehensive income (loss)..........................................................................    2,912
                                                                                                                        --------
      Total Metropolitan Life Insurance Company stockholder's equity...................................................   25,500
Noncontrolling interests...............................................................................................      182
                                                                                                                        --------
      Total equity.....................................................................................................   25,682
                                                                                                                        --------
      Total liabilities and equity..................................................................................... $402,196
                                                                                                                        ========

                                                                                                                          2010
                                                                                                                        --------
ASSETS
Investments:
   Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $154,376 and $153,708, respectively)...................................................................................................... $159,535
   Equity securities available-for-sale, at estimated fair value (cost: $1,379 and $1,898, respectively)...............    1,821
   Trading and other securities, at estimated fair value (includes $473 and $463, respectively, of actively traded
    securities; and $117 and $201, respectively, relating to variable interest entities)...............................      735
   Mortgage loans (net of valuation allowances of $393 and $522, respectively).........................................   41,667
   Policy loans........................................................................................................    8,270
   Real estate and real estate joint ventures (includes $15 and $10, respectively, relating to variable interest
    entities)..........................................................................................................    5,755
   Other limited partnership interests (includes $152 and $187, respectively, relating to variable interest entities)..    4,517
   Short-term investments, principally at estimated fair value.........................................................    2,369
   Other invested assets, principally at estimated fair value (includes $98 and $102, respectively, relating to
    variable interest entities)........................................................................................    7,822
                                                                                                                        --------
      Total investments................................................................................................  232,491
Cash and cash equivalents, principally at estimated fair value (includes $70 and $55, respectively, relating to
 variable interest entities)...........................................................................................    3,485
Accrued investment income (includes $1 and $3, respectively, relating to variable interest entities)...................    2,183
Premiums, reinsurance and other receivables (includes $10 and $1, respectively, relating to variable interest
 entities).............................................................................................................   26,802
Deferred policy acquisition costs and value of business acquired.......................................................    8,191
Other assets (includes $4 and $6, respectively, relating to variable interest entities)................................    4,426
Separate account assets................................................................................................   97,829
                                                                                                                        --------
      Total assets..................................................................................................... $375,407
                                                                                                                        ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits................................................................................................. $102,950
Policyholder account balances..........................................................................................   88,922
Other policy-related balances..........................................................................................    5,649
Policyholder dividends payable.........................................................................................      722
Policyholder dividend obligation.......................................................................................      876
Payables for collateral under securities loaned and other transactions.................................................   17,014
Short-term debt........................................................................................................      102
Long-term debt (includes $116 and $236, respectively, at estimated fair value, relating to variable interest
 entities).............................................................................................................    3,610
Current income tax payable.............................................................................................      155
Deferred income tax liability..........................................................................................      950
Other liabilities (includes $42 and $61, respectively, relating to variable interest entities).........................   35,113
Separate account liabilities...........................................................................................   97,829
                                                                                                                        --------
      Total liabilities................................................................................................  353,892
                                                                                                                        --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and
 outstanding at December 31, 2011 and 2010.............................................................................        5
Additional paid-in capital.............................................................................................   14,445
Retained earnings......................................................................................................    6,001
Accumulated other comprehensive income (loss)..........................................................................      916
                                                                                                                        --------
      Total Metropolitan Life Insurance Company stockholder's equity...................................................   21,367
Noncontrolling interests...............................................................................................      148
                                                                                                                        --------
      Total equity.....................................................................................................   21,515
                                                                                                                        --------
      Total liabilities and equity..................................................................................... $375,407
                                                                                                                        ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                2011    2010     2009
                                                                               ------- ------- --------
REVENUES
Premiums...................................................................... $18,288 $18,519 $ 18,629
Universal life and investment-type product policy fees........................   2,202   2,075    2,067
Net investment income.........................................................  11,627  11,593   10,175
Other revenues................................................................   1,808   1,725    1,739
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities................   (244)   (510)  (1,521)
 Other-than-temporary impairments on fixed maturity securities transferred to
   other comprehensive income (loss)..........................................      17     150      623
 Other net investment gains (losses)..........................................     359     190    (769)
                                                                               ------- ------- --------
   Total net investment gains (losses)........................................     132   (170)  (1,667)
 Net derivative gains (losses)................................................   1,578   (266)  (4,428)
                                                                               ------- ------- --------
     Total revenues...........................................................  35,635  33,476   26,515
                                                                               ------- ------- --------
EXPENSES
Policyholder benefits and claims..............................................  20,681  20,707   20,662
Interest credited to policyholder account balances............................   2,372   2,523    2,669
Policyholder dividends........................................................   1,355   1,443    1,612
Other expenses................................................................   6,414   6,259    6,009
                                                                               ------- ------- --------
     Total expenses...........................................................  30,822  30,932   30,952
                                                                               ------- ------- --------
Income (loss) from continuing operations before provision for income tax......   4,813   2,544  (4,437)
Provision for income tax expense (benefit)....................................   1,481     778  (1,896)
                                                                               ------- ------- --------
Income (loss) from continuing operations, net of income tax...................   3,332   1,766  (2,541)
Income (loss) from discontinued operations, net of income tax.................      57      26       19
                                                                               ------- ------- --------
 Net income (loss)............................................................   3,389   1,792  (2,522)
Less: Net income (loss) attributable to noncontrolling interests..............     (8)     (3)      (5)
                                                                               ------- ------- --------
Net income (loss) attributable to Metropolitan Life Insurance Company......... $ 3,397 $ 1,795 $(2,517)
                                                                               ======= ======= ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       CONSOLIDATED STATEMENTS OF EQUITY
                     FOR THE YEAR ENDED DECEMBER 31, 2011

                                 (IN MILLIONS)

                                                                                 ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                               -------------------------------------------------
                                                                                    NET                     FOREIGN    DEFINED
                                                           ADDITIONAL            UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT
                                                    COMMON  PAID-IN   RETAINED   INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                    STOCK   CAPITAL   EARNINGS GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                    ------ ---------- -------- -------------- ----------- ----------- ----------
Balance at December 31, 2010.......................     $5    $14,445 $  6,001         $2,564      $(254)         $35  $(1,429)
Capital contributions from MetLife, Inc. (Note
 15)...............................................                50
Excess tax benefits related to stock-based
 compensation......................................                11
Dividends on common stock..........................                    (1,321)
Change in equity of noncontrolling interests.......
Comprehensive income (loss):
   Net income (loss)...............................                      3,397
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax...............                                       782
     Unrealized investment gains (losses), net
      of related offsets and income tax............                                     1,695        (63)
     Foreign currency translation adjustments,
      net of income tax............................                                                                 4
     Defined benefit plans adjustment, net of
      income tax...................................                                                                       (422)

      Other comprehensive income (loss)............

   Comprehensive income (loss).....................
                                                    ------ ---------- -------- -------------- ----------- ----------- ----------
Balance at December 31, 2011.......................     $5    $14,506 $  8,077         $5,041      $(317)         $39  $(1,851)
                                                    ====== ========== ======== ============== =========== =========== ==========


                                                           TOTAL
                                                     METROPOLITAN LIFE
                                                     INSURANCE COMPANY   NONCONTROLLING  TOTAL
                                                    STOCKHOLDER'S EQUITY   INTERESTS     EQUITY
                                                    -------------------- -------------- --------
Balance at December 31, 2010.......................             $ 21,367           $148 $ 21,515
Capital contributions from MetLife, Inc. (Note
 15)...............................................                   50                      50
Excess tax benefits related to stock-based
 compensation......................................                   11                      11
Dividends on common stock..........................              (1,321)                 (1,321)
Change in equity of noncontrolling interests.......                                  42       42
Comprehensive income (loss):
   Net income (loss)...............................                3,397            (8)    3,389
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax...............                  782                     782
     Unrealized investment gains (losses), net
      of related offsets and income tax............                1,632                   1,632
     Foreign currency translation adjustments,
      net of income tax............................                    4                       4
     Defined benefit plans adjustment, net of
      income tax...................................                (422)                   (422)
                                                    -------------------- -------------- --------
      Other comprehensive income (loss)............                1,996             --    1,996
                                                    -------------------- -------------- --------
   Comprehensive income (loss).....................                5,393            (8)    5,385
                                                    -------------------- -------------- --------
Balance at December 31, 2011.......................             $ 25,500           $182 $ 25,682
                                                    ==================== ============== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2010

                                 (IN MILLIONS)




                                                             ADDITIONAL
                                                      COMMON  PAID-IN   RETAINED
                                                      STOCK   CAPITAL   EARNINGS
                                                      ------ ---------- --------
Balance at December 31, 2009.........................     $5    $14,438   $4,817
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                         30
                                                      ------ ---------- --------
Balance at January 1, 2010...........................      5     14,438    4,847
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                       (10)
Capital contributions from MetLife, Inc. (Note
 15).................................................               3
Excess tax benefits related to stock-based
 compensation........................................               4
Dividends on common stock............................                    (631)
Change in equity of noncontrolling interests.........
Comprehensive income (loss):
   Net income (loss).................................                      1,795
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................
     Unrealized investment gains (losses), net
      of related offsets and income tax..............
     Foreign currency translation adjustments,
      net of income tax..............................
     Defined benefit plans adjustment, net of
      income tax.....................................

      Other comprehensive income (loss)..............

   Comprehensive income (loss).......................
                                                      ------ ---------- --------
Balance at December 31, 2010.........................     $5    $14,445   $6,001
                                                      ====== ========== ========

                                                        ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                      -------------------------------------------------
                                                           NET                     FOREIGN    DEFINED          TOTAL
                                                        UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT    METROPOLITAN LIFE
                                                        INVESTMENT    TEMPORARY  TRANSLATION   PLANS     INSURANCE COMPANY
                                                      GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT STOCKHOLDER'S EQUITY
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at December 31, 2009.........................         $(265)      $(341)       $  51  $(1,527)               $17,178
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                                                                     30
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at January 1, 2010...........................          (265)       (341)          51   (1,527)                17,208
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................             10                                                      --
Capital contributions from MetLife, Inc. (Note
 15).................................................                                                                    3
Excess tax benefits related to stock-based
 compensation........................................                                                                    4
Dividends on common stock............................                                                                (631)
Change in equity of noncontrolling interests.........
Comprehensive income (loss):
   Net income (loss).................................                                                                  1,795
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................            118                                                     118
     Unrealized investment gains (losses), net
      of related offsets and income tax..............          2,701          87                                       2,788
     Foreign currency translation adjustments,
      net of income tax..............................                                   (16)                            (16)
     Defined benefit plans adjustment, net of
      income tax.....................................                                               98                    98
                                                                                                        --------------------
      Other comprehensive income (loss)..............                                                                  2,988
                                                                                                        --------------------
   Comprehensive income (loss).......................                                                                  4,783
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at December 31, 2010.........................         $2,564      $(254)       $  35  $(1,429)               $21,367
                                                      ============== =========== =========== ========== ====================




                                                      NONCONTROLLING TOTAL
                                                        INTERESTS    EQUITY
                                                      -------------- -------
Balance at December 31, 2009.........................         $  291 $17,469
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                     30
                                                      -------------- -------
Balance at January 1, 2010...........................            291  17,499
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                     --
Capital contributions from MetLife, Inc. (Note
 15).................................................                      3
Excess tax benefits related to stock-based
 compensation........................................                      4
Dividends on common stock............................                  (631)
Change in equity of noncontrolling interests.........        (146)   (146)
Comprehensive income (loss):
   Net income (loss).................................            (3)   1,792
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................                    118
     Unrealized investment gains (losses), net
      of related offsets and income tax..............              6   2,794
     Foreign currency translation adjustments,
      net of income tax..............................                   (16)
     Defined benefit plans adjustment, net of
      income tax.....................................                     98
                                                      -------------- -------
      Other comprehensive income (loss)..............              6   2,994
                                                      -------------- -------
   Comprehensive income (loss).......................              3   4,786
                                                      -------------- -------
Balance at December 31, 2010.........................         $  148 $21,515
                                                      ============== =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2009

                                 (IN MILLIONS)




                                                                                         ADDITIONAL
                                                                                  COMMON  PAID-IN   RETAINED
                                                                                  STOCK   CAPITAL   EARNINGS
                                                                                  ------ ---------- --------
Balance at December 31, 2008.....................................................     $5    $14,437 $  7,298
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                         36
Capital contributions from MetLife, Inc. (Note 15)...............................                3
Excess tax liabilities related to stock-based compensation.......................              (2)
Change in equity of noncontrolling interests.....................................
Comprehensive income (loss):
   Net income (loss).............................................................                    (2,517)
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income tax........................................................................
     Unrealized investment gains (losses), net of related offsets and income tax........................................................................
     Foreign currency translation adjustments, net of income tax.................
     Defined benefit plans adjustment, net of income tax.........................

      Other comprehensive income (loss)..........................................

   Comprehensive income (loss)...................................................
                                                                                  ------ ---------- --------
Balance at December 31, 2009.....................................................     $5    $14,438 $  4,817
                                                                                  ====== ========== ========

                                                                                    ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                                  -------------------------------------------------
                                                                                       NET                     FOREIGN    DEFINED
                                                                                    UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT
                                                                                    INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                                                  GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                                                  -------------- ----------- ----------- ----------
Balance at December 31, 2008.....................................................       $(7,701)      $   --       $ 143   $(1,437)
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                       (36)
Capital contributions from MetLife, Inc. (Note 15)...............................
Excess tax liabilities related to stock-based compensation.......................
Change in equity of noncontrolling interests.....................................
Comprehensive income (loss):
   Net income (loss).............................................................
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income
      tax........................................................................          (162)
     Unrealized investment gains (losses), net of related offsets and income
      tax........................................................................          7,598       (305)
     Foreign currency translation adjustments, net of income tax.................                                   (92)
     Defined benefit plans adjustment, net of income tax.........................                                              (90)

      Other comprehensive income (loss)..........................................

   Comprehensive income (loss)...................................................
                                                                                  -------------- ----------- ----------- ----------
Balance at December 31, 2009.....................................................       $  (265)      $(341)       $  51   $(1,527)
                                                                                  ============== =========== =========== ==========


                                                                                         TOTAL
                                                                                   METROPOLITAN LIFE
                                                                                   INSURANCE COMPANY   NONCONTROLLING  TOTAL
                                                                                  STOCKHOLDER'S EQUITY   INTERESTS     EQUITY
                                                                                  -------------------- -------------- --------
Balance at December 31, 2008.....................................................             $ 12,745          $  83 $ 12,828
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                   --                      --
Capital contributions from MetLife, Inc. (Note 15)...............................                   3                       3
Excess tax liabilities related to stock-based compensation.......................                 (2)                     (2)
Change in equity of noncontrolling interests.....................................                                218      218
Comprehensive income (loss):
   Net income (loss).............................................................              (2,517)            (5)  (2,522)
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income
      tax........................................................................                (162)                   (162)
     Unrealized investment gains (losses), net of related offsets and income
      tax........................................................................                7,293            (5)    7,288
     Foreign currency translation adjustments, net of income tax.................                 (92)                    (92)
     Defined benefit plans adjustment, net of income tax.........................                 (90)                    (90)
                                                                                  -------------------- -------------- --------
      Other comprehensive income (loss)..........................................                6,949            (5)    6,944
                                                                                  -------------------- -------------- --------
   Comprehensive income (loss)...................................................                4,432           (10)    4,422
                                                                                  -------------------- -------------- --------
Balance at December 31, 2009.....................................................             $ 17,178          $ 291 $ 17,469
                                                                                  ==================== ============== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                2011      2010      2009
                                                                              --------- --------- ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)............................................................ $   3,389 $   1,792 $ (2,522)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
 Depreciation and amortization expenses......................................       407       394       381
 Amortization of premiums and accretion of discounts associated with
   investments, net..........................................................     (683)     (709)     (715)
 (Gains) losses on investments and derivatives and from sales of businesses,
   net.......................................................................   (1,735)       380     6,081
 (Income) loss from equity method investments, net of dividends or
   distributions.............................................................       269       116       845
 Interest credited to policyholder account balances..........................     2,372     2,523     2,669
 Universal life and investment-type product policy fees......................   (2,202)   (2,075)   (2,067)
 Change in trading and other securities......................................        20      (14)     (165)
 Change in accrued investment income.........................................        14     (117)        14
 Change in premiums, reinsurance and other receivables.......................     (208)     (377)     (507)
 Change in deferred policy acquisition costs, net............................        94       147     (441)
 Change in income tax recoverable (payable)..................................       547       735   (2,340)
 Change in other assets......................................................       767       283      (10)
 Change in insurance-related liabilities and policy-related balances.........     2,587     2,469     2,582
 Change in other liabilities.................................................       726       684     3,330
 Other, net..................................................................     (125)     (120)      (44)
                                                                              --------- --------- ---------
Net cash provided by operating activities....................................     6,239     6,111     7,091
                                                                              --------- --------- ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
 Fixed maturity securities...................................................    53,325    49,828    41,437
 Equity securities...........................................................       816       520     1,030
 Mortgage loans..............................................................     8,152     4,853     4,589
 Real estate and real estate joint ventures..................................     1,058       241        30
 Other limited partnership interests.........................................       754       383       751
Purchases of:
 Fixed maturity securities...................................................  (54,038)  (57,961)  (51,066)
 Equity securities...........................................................     (278)     (157)     (544)
 Mortgage loans..............................................................  (10,443)   (5,820)   (3,231)
 Real estate and real estate joint ventures..................................     (980)     (539)     (318)
 Other limited partnership interests.........................................     (658)     (614)     (585)
Cash received in connection with freestanding derivatives....................     1,011       712     1,801
Cash paid in connection with freestanding derivatives........................     (695)     (920)   (1,748)
Issuances of loans to affiliates.............................................     (525)        --        --
Net change in policy loans...................................................      (44)     (171)     (218)
Net change in short-term investments.........................................   (3,816)       841     4,268
Net change in other invested assets..........................................     (570)       142     (740)
Net change in property, equipment and leasehold improvements.................     (104)     (138)     (109)
Other, net...................................................................         7       (7)         1
                                                                              --------- --------- ---------
Net cash used in investing activities........................................ $ (7,028) $ (8,807) $ (4,652)
                                                                              --------- --------- ---------

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                        2011      2010      2009
                                                                                      --------- --------- ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
    Deposits......................................................................... $  55,586 $  44,481 $  51,313
    Withdrawals......................................................................  (57,078)  (43,381)  (57,182)
Net change in payables for collateral under securities loaned and other transactions.     3,266     2,352   (3,987)
Net change in short-term debt........................................................       (1)     (217)      (95)
Long-term debt issued................................................................       110       188     1,205
Long-term debt repaid................................................................   (1,411)     (324)     (737)
Dividends on common stock............................................................   (1,151)     (232)        --
Capital contribution.................................................................        47        --        --
Other, net...........................................................................        25      (33)       112
                                                                                      --------- --------- ---------
Net cash (used in) provided by financing activities..................................     (607)     2,834   (9,371)
                                                                                      --------- --------- ---------
Change in cash and cash equivalents..................................................   (1,396)       138   (6,932)
Cash and cash equivalents, beginning of year.........................................     3,485     3,347    10,279
                                                                                      --------- --------- ---------
CASH AND CASH EQUIVALENTS, END OF YEAR............................................... $   2,089 $   3,485 $   3,347
                                                                                      ========= ========= =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid during the year for:
    Interest......................................................................... $     196 $     217 $     166
                                                                                      ========= ========= =========
    Income tax....................................................................... $     701 $     183 $     285
                                                                                      ========= ========= =========
Non-cash transactions during the year:
Purchase money mortgage loans on sales of real estate joint ventures................. $      -- $       2 $      93
                                                                                      ========= ========= =========
Capital contributions from MetLife, Inc.............................................. $       3 $       3 $       3
                                                                                      ========= ========= =========
Dividends to MetLife, Inc............................................................ $     170 $     399 $      --
                                                                                      ========= ========= =========
Real estate and real estate joint ventures acquired in satisfaction of debt.......... $     151 $      58 $     209
                                                                                      ========= ========= =========
Long-term debt issued to MetLife, Inc. in exchange for fixed maturity securities..... $      -- $      -- $     300
                                                                                      ========= ========= =========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES

  BUSINESS

   Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. See "-- Adoption of New Accounting Pronouncements." Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the 2011 presentation as discussed throughout the Notes to the Consolidated Financial Statements.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

   A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Investments

      The accounting policies for the Company's principal investments are as follows:

      Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

      Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Interest, dividends and prepayment fees are recorded in net investment income.

      Included within fixed maturity securities are structured securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

      The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 3 "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale."

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
   (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

      For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   loss") is recorded in other comprehensive income (loss). Adjustments are not made for subsequent recoveries in value.

      With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

      Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the securities have an interest rate step-up feature which, when combined with other qualitative factors, indicates that the securities have more debt-like characteristics; while those with more equity-like characteristics are classified as equity securities within non-redeemable preferred stock. Many of such securities, commonly referred to as "perpetual hybrid securities," have been issued by non-U.S. financial institutions that are accorded the highest two capital treatment categories by their respective regulatory bodies (i.e. core capital, or "Tier 1 capital" and perpetual deferrable securities, or "Upper Tier 2 capital"). With respect to perpetual hybrid securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities are as follows:

       (i)The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

      (ii)When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

     (iii)Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      (iv)When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          Trading and Other Securities. Trading and other securities are stated at estimated fair value. Trading and other securities include investments that are actively purchased and sold ("Actively Traded Securities"). These Actively Traded Securities are principally fixed maturity securities. Short sale agreement liabilities related to Actively Traded Securities, included in other liabilities, are also stated at estimated fair value. Trading and other securities also includes securities for which the fair value option ("FVO") has been elected ("FVO Securities"). FVO Securities include certain fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products. FVO Securities also include securities held by consolidated securitization entities ("CSEs") with changes in estimated fair value subsequent to consolidation included in net investment gains (losses). Interest and dividends related to all trading and other securities are included in net investment income.

          Securities Lending. Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. For the purposes of determining valuation allowances the Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below, followed by the policies applicable to both commercial and agricultural loans, which are very similar, as well as policies applicable to residential loans.

             Commercial, Agricultural and Residential Mortgage Loans
          -- Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural and residential -- 90 days, unless, in the case of a residential loan, it is both well-secured and in the process of collection. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans when, after considering the individual consumer's financial status, management believes that uncollectability is other-than-temporary. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

             Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

             For commercial and agricultural mortgage loans, the Company typically uses 10 years or more of historical experience in establishing non-specific valuation allowances. For commercial mortgage loans, 20 years of historical experience is used which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For agricultural mortgage loans, ten years of historical experience is used which captures a full economic cycle. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For commercial and agricultural mortgage loans, on a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment level. For evaluations of residential mortgage loans, the key inputs of expected frequency

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's experience.

             Commercial and Agricultural Mortgage Loans -- All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

             For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan's unpaid principal balance is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan's unpaid principal balance. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

             For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

             Residential Mortgage Loans -- The Company's residential loan portfolio is comprised primarily of closed end, amortizing residential loans and home equity lines of credit and it does not hold any optional adjustable rate mortgages, sub-prime, or low teaser rate loans.

             In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

             For residential loans, the Company's primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status. The determination of

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          performing or non-performing status is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

          Mortgage Loans Modified in a Troubled Debt Restructuring. For a small portion of the portfolio, classified as troubled debt restructurings, concessions are granted related to the borrowers' financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
       Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, loans to affiliates, leveraged leases, tax credit partnerships, investments in insurance enterprise joint ventures, and funds withheld.

          Freestanding derivatives with positive estimated fair values are described in "-- Derivative Financial Instruments" below.

          Leveraged leases are recorded net of non-recourse debt. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

          Loans to affiliates are stated at unpaid principal balance, adjusted for amortization of any unamortized premium or discount.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for under the equity method.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments and records it in net investment income.

          Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies as described in "-- Fair Value" below and in
       Note 5. Such estimated fair values are based on available market information and management's judgment about financial instruments. The observable and unobservable inputs used in the standard market valuation methodologies are described in Note 5.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of valuation allowances and impairments, as applicable, is described previously by investment type. The determination of such valuation allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

          The recognition of income on certain investments (e.g. structured securities, including mortgage-backed and ABS, certain structured investment transactions, trading and other securities) is dependent upon prepayments and defaults, which could result in changes in amounts to be earned.

          The Company has invested in certain structured transactions that are VIEs. These structured transactions include asset-backed securitizations, hybrid securities, real estate joint ventures, other limited partnership interests, and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary.

          The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

   Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

   Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   Accruals on derivatives are generally recorded in accrued investment income or within other liabilities in the consolidated balance sheets. However, accruals that are not expected to settle within one year are included with the derivative carrying value in other invested assets or other liabilities.

   The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

   If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

   To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

   The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

   Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

   Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

   In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses).

   The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

   When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income
(loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

   In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   The Company issues certain products and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

   As described below, certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

   The Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

   Level 1Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Level 2Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

   Level 3Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Cash and Cash Equivalents

   The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to 10 years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.7 billion and $1.6 billion at December 31, 2011 and 2010, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $999 million and $898 million at December 31, 2011 and 2010, respectively. Related depreciation and amortization expense was $118 million, $111 million and $111 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.6 billion and $1.5 billion at December 31, 2011 and 2010, respectively. Accumulated amortization of capitalized software was $1.2 billion and $1.1 billion at December 31, 2011 and 2010, respectively. Related amortization expense was $145 million, $132 million and $125 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions, certain agency expenses and policy issuance expenses. Value of business acquired (" VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

   The Company amortizes DAC and VOBA on life insurance or investment-type contracts in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

   The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

   The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

   The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Value of Distribution Agreements and Customer Relationships Acquired

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

   For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

   In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. For reporting units which are particularly sensitive to market assumptions, such as the retirement products and individual life reporting units, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

   The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the respective reporting unit.

   The Company applies significant judgment when determining the estimated fair value of the Company's reporting units. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could adversely affect the Company's results of operations or financial position.

   On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

   See Note 7 for discussion of goodwill impairment testing during 2011.

  Liability for Future Policy Benefits and Policyholder Account Balances

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require us to establish premium deficiency reserves. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

   Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves on short duration contracts are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

   Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

   Participating business represented approximately 6% of the Company's life insurance in-force at both December 31, 2011 and 2010. Participating policies represented approximately 32%, 32% and 33% of gross life insurance premiums for the years ended December 31, 2011, 2010 and 2009, respectively.

   Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 10%.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

   Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

   Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 2% to 9%.

   Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Other policy-related balances include claims that have been reported but not settled and claims incurred but not reported on life and non-medical health insurance. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

   Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's Ratings Services ("S&P") experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

   Future policy benefit liabilities are established for certain variable annuity products with guaranteed minimum benefits as described below under "-- Variable Annuity Guaranteed Minimum Benefits."

   The Company regularly reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities, result in changes in the additional liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

   Policyholder account balances ("PABs") relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and
(iii) fair value adjustments relating to business combinations.

  Variable Annuity Guaranteed Minimum Benefits

   The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. In some cases the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

is paid without requiring (i) the occurrence of specific insurable event, or
(ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is accounted for under a split of the two models.

   These guarantees include:

    . Guaranteed minimum death benefit ("GMDB") that guarantees the contractholder a return of their purchase payment upon death even if the account value is reduced to zero. An enhanced death benefit may be available for an additional fee.

    . Guaranteed minimum income benefit ("GMIB") that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments, even if the account value is reduced to zero, that can be annuitized to receive a monthly income stream that is not less than a specified amount. Certain of these contracts also provide for a guaranteed lump sum return of purchase premium in lieu of the annuitization benefit.

    . Guaranteed minimum withdrawal benefits ("GMWB") that guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. Certain of these contracts include guaranteed withdrawals that are life contingent.

    . Guaranteed minimum accumulation benefits ("GMAB") that provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero.

   Guarantees accounted for as insurance liabilities in future policy benefits include GMDB, the portion of GMIB that require annuitization, and the life-contingent portion of certain GMWB. These liabilities are established as follows:

      GMDB liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      GMIB liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIB have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in PABs as described below.

   The liability for the life contingent portion of GMWB is determined based on the expected value of the life contingent payments and expected assessments using assumptions consistent with those used for estimating the GMDB liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, GMAB and the portion of certain GMIB that do not require annuitization. These guarantees are recorded at estimated fair value separately from the host variable annuity with changes in estimated fair value reported in net derivative gains (losses). At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins related to non-capital market inputs. The nonperformance adjustment, which is captured as a spread over the risk free rate in determining the discount rate to discount the cash flows of the liability, is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

   These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIB and GMWB described in the preceding paragraphs. With respect to GMIB, a portion of the directly written GMIB guarantees are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance, and other receivables in the consolidated balance sheet with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  Other Policy-Related Balances

   Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

   The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

   The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

   The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

   Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

   Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

   The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

   Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Policyholder Dividends

   Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Income Taxes

   Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Metropolitan Life Insurance Company and its includable subsidiaries participate in a tax sharing agreement with MetLife, Inc.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

    (i)future taxable income exclusive of reversing temporary differences and carryforwards;

   (ii)future reversals of existing taxable temporary differences;

  (iii)taxable income in prior carryback years; and

   (iv)tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 % likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

   The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

   The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

   Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

   The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

   The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

   The expected postretirement plan benefit obligations represent the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations ("APBO") represent the actuarial present value of future other postretirement benefits attributed to employee

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

   The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

   Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

   The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

   The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

   Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

   As more fully described in Note 15, MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

   Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

  Discontinued Operations

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 13, legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized;
(ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

   Effective July 1, 2011, the Company adopted new guidance regarding accounting for troubled debt restructurings. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. Additionally, the guidance prohibits creditors from using the borrower's effective rate test to evaluate whether a concession has been granted to the borrower. The adoption did not have a material impact on the Company's consolidated financial statements. See also expanded disclosures in Note 3.

   Effective January 1, 2011, the Company adopted new guidance regarding accounting for investment funds determined to be VIEs. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economic interest in a VIE, unless the separate account contractholder is a related party. The adoption did not have a material impact on the Company's consolidated financial statements.

   Effective December 31, 2010, the Company adopted guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements.

   Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting.

   As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and other securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to accumulated other comprehensive income (loss) as of July 1, 2010.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

   As a result of the adoption of this guidance, the Company consolidated certain former QSPEs that were previously accounted for as equity security collateralized debt obligations. The Company also elected FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and other securities and $232 million of long-term debt based on estimated fair values at January 1, 2010 and de-recognized less than $1 million in equity securities. The consolidation also resulted in an increase in retained earnings of $30 million, net of income tax, at January 1, 2010. For the year ended
December 31, 2010, the Company recorded $15 million of net investment income on the consolidated assets, $15 million of interest expense in other expenses on the related long-term debt and ($30) million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

   In addition, the Company also deconsolidated certain partnerships for which the Company does not have the power to direct activities and for which the Company has concluded it is no longer the primary beneficiary. These deconsolidations did not result in a cumulative effect adjustment to retained earnings and did not have a material impact on the Company's consolidated financial statements.

   Also effective January 1, 2010, the Company adopted guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

   Effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements.

   The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $36 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $59 million, net of policyholder related amounts of $4 million and net of deferred income taxes of $19 million, resulting in the net cumulative effect adjustment of $36 million. The increase in the amortized cost basis of fixed maturity securities of $59 million by sector was as follows: $25 million -- ABS, $25 million -- RMBS and $9 million -- U.S. corporate securities.

   As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $566 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

   Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. The adoption did not have a material impact on the Company's consolidated financial statements.

  Business Combinations and Noncontrolling Interests

   Effective January 1, 2011, the Company adopted new guidance that addresses when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The adoption did not have an impact on the Company's consolidated financial statements.

   Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

    . All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

    . Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

    . The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

    . Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

    . Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

    . Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

    . Net income (loss) includes amounts attributable to noncontrolling interests.

    . When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

    . Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

    . When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements.

   Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

   Effective January 1, 2010, the Company adopted guidance that requires disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

   The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

    . Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

    . Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

    . Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

    .  Effective December 31, 2009, the Company adopted guidance on:
       (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

    . Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

   Effective December 31, 2011, the Company adopted guidance regarding enhanced disclosures for employers' participation in multiemployer pension plans. The revised disclosures require additional qualitative and quantitative information about the employer's involvement in significant multiemployer pension and other postretirement plans. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

   Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

   Effective January 1, 2011, the Company adopted new guidance regarding goodwill impairment testing. This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The adoption did not have an impact on the Company's consolidated financial statements.

   Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

   In December 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding comprehensive income (Accounting Standards Update ("ASU") 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update
No. 2011-05). The amendments in ASU 2011-12 are effective for fiscal years and interim periods within those years beginning after December 15, 2011. Consistent with the effective date of the amendments in ASU 2011-05 discussed below, ASU 2011-12 defers the effective date pertaining to reclassification adjustments out of accumulated other comprehensive income in ASU 2011-05. The amendments are being made to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance should be applied retrospectively for all comparative periods presented. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

   In December 2011, the FASB issued new guidance regarding derecognition of in substance real estate (ASU 2011-10 Property, Plant and Equipment (Topic 360):
Derecognition of in Substance Real Estate -- a Scope Clarification (a consensus of the FASB Emerging Issues Task Force), effective for fiscal years, and interim periods within those fiscal years, beginning on or after June 15, 2012. The amendments should be applied prospectively to deconsolidation events occurring after the effective date. Under the amendments in ASU 2011-10, when a parent ceases to have a controlling financial interest in a subsidiary that is in substance real estate as a result of a default on the subsidiary's nonrecourse debt, the reporting entity should apply the guidance in Subtopic 360-20 to determine whether it should derecognize the in substance real estate. Generally, a reporting entity would not satisfy the requirements to derecognize in substance real estate before the legal transfer of the real estate to the lender and the extinguishment of the related nonrecourse indebtedness. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In September 2011, the FASB issued new guidance on goodwill impairment testing (ASU 2011-08, Intangibles -- Goodwill and Other (Topic 350): Testing Goodwill for Impairment), effective for calendar years beginning after December 15, 2011. Early adoption is permitted. The objective of this standard is to simplify how an entity tests goodwill for impairment. The amendments in this standard will allow an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In June 2011, the FASB issued new guidance regarding comprehensive income (ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income), effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The guidance should be applied

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

retrospectively and early adoption is permitted. The new guidance provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income and to facilitate convergence of GAAP and IFRS. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified in net income. The Company intends to adopt the two-statement approach in the first quarter of 2012.

   In May 2011, the FASB issued new guidance regarding fair value measurements (ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In April 2011, the FASB issued new guidance regarding effective control in repurchase agreements (ASU 2011-03, Transfers and Servicing (Topic 860):
Reconsideration of Effective Control for Repurchase Agreements), effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The amendments in this ASU remove from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Financial Services -- Insurance (Topic
944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) ("ASU 2010-26"), effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. ASU 2010-26 specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred. The Company will adopt ASU 2010-26 in the first quarter of 2012 and will apply it retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company estimates that DAC will be reduced by approximately $1.4 billion to $1.6 billion and total equity will be reduced by approximately $900 million to $1.0 billion, net of income tax, as of the date of adoption. Additionally, the Company estimates that net income (loss) will be reduced by approximately
$41 million to $46 million in 2011, $20 million to $22 million in 2010, and $39 million to $44 million in 2009, as of the date of adoption.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2.  ACQUISITIONS AND DISPOSITIONS

  2009 DISPOSITION THROUGH ASSUMPTION REINSURANCE

   On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized gains and losses, estimated fair value of fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses:

                                                             DECEMBER 31, 2011
                                            --------------------------------------------------
                                                          GROSS UNREALIZED
                                             COST OR  ------------------------ ESTIMATED
                                            AMORTIZED         TEMPORARY  OTTI    FAIR    % OF
                                              COST     GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------- --------- ------ --------- -----
                                                               (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $ 56,298 $ 6,113    $  715   $ --  $ 61,696  36.7%
Foreign corporate securities...............    27,298   2,400       551      1    29,146  17.3
U.S. Treasury and agency securities........    21,572   4,272        --     --    25,844  15.4
RMBS.......................................    25,445   1,564       766    524    25,719  15.3
CMBS.......................................     8,750     473       114      4     9,105   5.4
ABS (1)....................................     6,589     156       166    (7)     6,586   3.9
State and political subdivision securities.     5,387     842        47     --     6,182   3.7
Foreign government securities..............     3,037     915        52     --     3,900   2.3
                                            --------- ------- --------- ------ --------- -----
    Total fixed maturity securities........  $154,376 $16,735    $2,411   $522  $168,178 100.0%
                                            ========= ======= ========= ====== ========= =====
EQUITY SECURITIES:
Common stock...............................  $    830 $    32    $    6   $ --  $    856  67.0%
Non-redeemable preferred stock.............       549      11       138     --       422  33.0
                                            --------- ------- --------- ------ --------- -----
    Total equity securities................  $  1,379 $    43    $  144   $ --  $  1,278 100.0%
                                            ========= ======= ========= ====== ========= =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                            DECEMBER 31, 2010
                                            -------------------------------------------------
                                                         GROSS UNREALIZED
                                             COST OR  ----------------------- ESTIMATED
                                            AMORTIZED        TEMPORARY  OTTI    FAIR    % OF
                                              COST    GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------ --------- ------ --------- -----
                                                              (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $ 50,764 $3,322    $  959   $ --  $ 53,127  33.3%
Foreign corporate securities...............    28,841  2,218       492     --    30,567  19.2
U.S. Treasury and agency securities........    20,154  1,190       367     --    20,977  13.1
RMBS.......................................    30,540  1,257       747    371    30,679  19.2
CMBS.......................................     9,401    484       174     10     9,701   6.1
ABS........................................     6,522    146       187     38     6,443   4.0
State and political subdivision securities.     4,693     86       195     --     4,584   2.9
Foreign government securities..............     2,793    682        18     --     3,457   2.2
                                            --------- ------ --------- ------ --------- -----
    Total fixed maturity securities........  $153,708 $9,385    $3,139   $419  $159,535 100.0%
                                            ========= ====== ========= ====== ========= =====
EQUITY SECURITIES:
Common stock...............................  $    937 $   42    $    7   $ --  $    972  53.4%
Non-redeemable preferred stock.............       961     52       164     --       849  46.6
                                            --------- ------ --------- ------ --------- -----
    Total equity securities................  $  1,898 $   94    $  171   $ --  $  1,821 100.0%
                                            ========= ====== ========= ====== ========= =====

----------
(1)OTTI losses as presented above represent the noncredit portion of OTTI losses that is included in accumulated other comprehensive income (loss). OTTI losses include both the initial recognition of noncredit losses, and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that were previously noncredit loss impaired. The noncredit loss component of OTTI losses for ABS was in an unrealized gain (loss) position of $7 million at December 31, 2011 due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

   Within fixed maturity securities, a reclassification from the ABS sector to the RMBS sector has been made to the prior year amounts to conform to the current year presentation for securities backed by sub-prime residential mortgage loans to be consistent with market convention relating to the risks inherent in such securities and the Company's management of its investments within these asset sectors.

   The Company held non-income producing fixed maturity securities with an estimated fair value of $7 million and $55 million with unrealized gains (losses) of ($3) million and ($13) million at December 31, 2011 and 2010, respectively.

   The Company held foreign currency derivatives with notional amounts of $8.5 billion and $8.3 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2011 and 2010, respectively.

   Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's equity, other than the government securities summarized in the table below.

   Concentrations of Credit Risk (Government and Agency Securities). The following section contains a summary of the concentrations of credit risk related to government and agency fixed maturity and fixed-income securities holdings, which were greater than 10% of the Company's equity at:

                                                                 DECEMBER 31,
                                                                ------------------
                                                                 2011      2010
                                                                -------   -------
                                                                CARRYING VALUE (1)
                                                                ------------------
                                                                 (IN MILLIONS)
 U.S. Treasury and agency fixed maturity securities............ $25,844   $20,977
 U.S. Treasury and agency fixed-income securities included in:
    Short-term investments..................................... $ 5,133   $ 1,378
    Cash equivalents........................................... $   910   $ 2,497

----------
(1)Represents estimated fair value for fixed maturity securities, and for short-term investments and cash equivalents, estimated fair value or amortized cost, which approximates estimated fair value.

   Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's equity or 1% of total investments at December 31, 2011 and 2010.

   Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                     DECEMBER 31,
                                        ---------------------------------------
                                               2011                2010
                                        ------------------- -------------------
                                                  ESTIMATED           ESTIMATED
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
                                                     (IN MILLIONS)
Due in one year or less................  $  8,089  $  8,159  $  3,974  $  4,052
Due after one year through five years..    26,375    27,486    25,910    27,017
Due after five years through ten years.    34,660    38,517    31,060    33,543
Due after ten years....................    44,468    52,606    46,301    48,100
                                        --------- --------- --------- ---------
 Subtotal..............................   113,592   126,768   107,245   112,712
RMBS, CMBS and ABS.....................    40,784    41,410    46,463    46,823
                                        --------- --------- --------- ---------
   Total fixed maturity securities.....  $154,376  $168,178  $153,708  $159,535
                                        ========= ========= ========= =========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

   As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

   The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                              2011     2010    2009
                                                                            -------- -------- ------
                                                                                 (IN MILLIONS)
Fixed maturity securities.................................................. $ 14,266 $  6,189 $(216)
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss)..............................................    (522)    (419)  (574)
                                                                            -------- -------- ------
 Total fixed maturity securities...........................................   13,744    5,770  (790)
Equity securities..........................................................     (98)     (66)   (75)
Derivatives................................................................    1,293       90  (156)
Short-term investments.....................................................     (10)     (13)   (23)
Other......................................................................       45       48     52
                                                                            -------- -------- ------
   Subtotal................................................................   14,974    5,829  (992)
                                                                            -------- -------- ------
Amounts allocated from:....................................................
 Insurance liability loss recognition......................................  (3,495)    (426)     --
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated
   other comprehensive income (loss).......................................       33       27     49
 DAC and VOBA..............................................................  (1,323)    (999)      6
 Policyholder dividend obligation..........................................  (2,919)    (876)     --
                                                                            -------- -------- ------
   Subtotal................................................................  (7,704)  (2,274)     55
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss)..............      172      138    184
Deferred income tax benefit (expense)......................................  (2,717)  (1,382)    142
                                                                            -------- -------- ------
Net unrealized investment gains (losses)...................................    4,725    2,311  (611)
Net unrealized investment gains (losses) attributable to noncontrolling
  interests................................................................      (1)      (1)      5
                                                                            -------- -------- ------
Net unrealized investment gains (losses) attributable to Metropolitan Life
  Insurance Company........................................................ $  4,724 $  2,310 $(606)
                                                                            ======== ======== ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The changes in fixed maturity securities with noncredit OTTI losses included in accumulated other comprehensive income (loss) were as follows:

                                                           DECEMBER 31,
                                                           -------------
                                                            2011   2010
                                                           ------ ------
                                                           (IN MILLIONS)
        Balance, beginning of period...................... $(419) $(574)
        Noncredit OTTI losses recognized (1)..............   (17)  (150)
        Securities sold with previous noncredit OTTI loss.     85     87
        Subsequent changes in estimated fair value........  (171)    218
                                                           ------ ------
        Balance, end of period............................ $(522) $(419)
                                                           ====== ======

----------
(1)Noncredit OTTI losses recognized, net of DAC, were ($16) million and ($148) million for the years ended December 31, 2011 and 2010, respectively.

   The changes in net unrealized investment gains (losses) were as follows:

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                 --------------------------
                                                                                   2011     2010     2009
                                                                                 -------- -------- --------
                                                                                       (IN MILLIONS)
Balance, beginning of period.................................................... $  2,310 $  (606) $(7,701)
Cumulative effect of change in accounting principles, net of income tax.........       --       10     (36)
Fixed maturity securities on which noncredit OTTI losses have been
  recognized....................................................................    (103)      155    (515)
Unrealized investment gains (losses) during the year............................    9,248    6,650   13,344
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition....................................  (3,069)    (426)        1
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated
   other comprehensive income (loss)............................................        6     (22)       45
 DAC and VOBA...................................................................    (324)  (1,005)  (1,994)
 Policyholder dividend obligation...............................................  (2,043)    (876)       --
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in accumulated other comprehensive income (loss)..................       34     (46)      165
 Deferred income tax benefit (expense)..........................................  (1,335)  (1,518)  (3,920)
                                                                                 -------- -------- --------
Net unrealized investment gains (losses)........................................    4,724    2,316    (611)
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.....................................................................       --      (6)        5
                                                                                 -------- -------- --------
Balance, end of period.......................................................... $  4,724 $  2,310 $  (606)
                                                                                 ======== ======== ========
Change in net unrealized investment gains (losses).............................. $  2,414 $  2,922 $  7,090
Change in net unrealized investment gains (losses) attributable to
  noncontrolling interests......................................................       --      (6)        5
                                                                                 -------- -------- --------
Change in net unrealized investment gains (losses) attributable to Metropolitan
  Life Insurance Company........................................................ $  2,414 $  2,916 $  7,095
                                                                                 ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CONTINUOUS GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

   The following tables present the estimated fair value and gross unrealized losses of fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2011
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................   $ 5,669     $  204    $3,170     $  511   $ 8,839     $  715
Foreign corporate securities................     4,560        334     1,258        218     5,818        552
U.S. Treasury and agency securities.........     2,189         --        --         --     2,189         --
RMBS........................................     2,647        407     3,241        883     5,888      1,290
CMBS........................................       709         66       365         52     1,074        118
ABS.........................................     2,557         45       608        114     3,165        159
State and political subdivision securities..        31         --       169         47       200         47
Foreign government securities...............       499         44        88          8       587         52
                                             --------- ---------- --------- ---------- --------- ----------
 Total fixed maturity securities............   $18,861     $1,100    $8,899     $1,833   $27,760     $2,933
                                             ========= ========== ========= ========== ========= ==========
EQUITY SECURITIES:
Common stock................................   $     4     $    6    $   --     $   --   $     4     $    6
Non-redeemable preferred stock..............       126         14       238        124       364        138
                                             --------- ---------- --------- ---------- --------- ----------
 Total equity securities....................   $   130     $   20    $  238     $  124   $   368     $  144
                                             ========= ========== ========= ========== ========= ==========
Total number of securities in an unrealized
  loss position.............................     1,412                  819
                                             =========            =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                   DECEMBER 31, 2010
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................   $ 5,997       $197   $ 5,234     $  762   $11,231     $  959
Foreign corporate securities................     3,692        125     2,662        367     6,354        492
U.S. Treasury and agency securities.........     8,553        367        --         --     8,553        367
RMBS........................................     3,983        122     5,128        996     9,111      1,118
CMBS........................................       236          2       965        182     1,201        184
ABS.........................................       981         16     1,219        209     2,200        225
State and political subdivision securities..     2,412        117       234         78     2,646        195
Foreign government securities...............       231          7        94         11       325         18
                                             --------- ---------- --------- ---------- --------- ----------
 Total fixed maturity securities............   $26,085       $953   $15,536     $2,605   $41,621     $3,558
                                             --------- ---------- --------- ---------- --------- ----------
EQUITY SECURITIES:
Common stock................................   $    29       $  7   $    --     $   --   $    29     $    7
Non-redeemable preferred stock..............        52          3       558        161       610        164
                                             --------- ---------- --------- ---------- --------- ----------
 Total equity securities....................   $    81       $ 10   $   558     $  161   $   639     $  171
                                             ========= ========== ========= ========== ========= ==========
Total number of securities in an unrealized
  loss position.............................     1,405                1,151
                                             =========            =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  AGING OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized losses, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized losses as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                              DECEMBER 31, 2011
                                             ------------------------------------------------------------------
                                             COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                             ---------------------- ---------------------   --------------------
                                             LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                20%        MORE        20%         MORE        20%       MORE
                                             ---------    ------    ---------     ------    ---------   ------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months........................   $15,723    $3,112       $  509     $  881          945      180
Six months or greater but less than nine
  months....................................     2,523       393          178        123          221       28
Nine months or greater but less than twelve
  months....................................       445       196           21         60           52        8
Twelve months or greater....................     6,859     1,442          597        564          498      128
                                             ---------    ------    ---------     ------
 Total......................................   $25,550    $5,143       $1,305     $1,628
                                             =========    ======    =========     ======
Percentage of amortized cost................                                5%        32%
                                                                    =========     ======
EQUITY SECURITIES:
Less than six months........................   $   127    $  133       $   10     $   41           13       18
Six months or greater but less than nine
  months....................................        --        --           --         --            1        1
Nine months or greater but less than twelve
  months....................................        --        --           --         --           --       --
Twelve months or greater....................        46       206            4         89            3       11
                                             ---------    ------    ---------     ------
 Total......................................   $   173    $  339       $   14     $  130
                                             =========    ======    =========     ======
Percentage of cost..........................                                8%        38%
                                                                    =========     ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                  DECEMBER 31, 2010
                                                 ------------------------------------------------------------------
                                                 COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                                 ---------------------- ---------------------   --------------------
                                                 LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                    20%        MORE        20%         MORE        20%       MORE
                                                 ---------    ------    ---------     ------    ---------   ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months............................   $25,867    $  811       $  843     $  216        1,287       65
Six months or greater but less than nine months.       696       275           19         75           51       24
Nine months or greater but less than twelve
  months........................................       271        35           22          8           29        6
Twelve months or greater........................    13,525     3,699        1,158      1,217          823      226
                                                 ---------    ------    ---------     ------
 Total..........................................   $40,359    $4,820       $2,042     $1,516
                                                 =========    ======    =========     ======
Percentage of amortized cost....................                                5%        31%
                                                                        =========     ======
EQUITY SECURITIES:
Less than six months............................   $    52    $   59       $    2     $   13           23       11
Six months or greater but less than nine months.        29        28            5          6            3        2
Nine months or greater but less than twelve
  months........................................        --        40           --         14            2        2
Twelve months or greater........................       309       293           32         99           22       13
                                                 ---------    ------    ---------     ------
 Total..........................................   $   390    $  420       $   39     $  132
                                                 =========    ======    =========     ======
Percentage of cost..............................                               10%        31%
                                                                        =========     ======

   Equity securities with gross unrealized losses of 20% or more for twelve months or greater decreased from $99 million at December 31, 2010 to $89 million at December 31, 2011. As shown in the section "-- Evaluating Temporarily Impaired Available-for-Sale Securities" below, all of the equity securities with gross unrealized losses of 20% or more for twelve months or greater at December 31, 2011 were financial services industry investment grade non-redeemable preferred stock, of which 74% were rated A or better.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CONCENTRATION OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The gross unrealized losses related to fixed maturity and equity securities, including the portion of OTTI losses on fixed maturity securities recognized in accumulated other comprehensive income (loss) were $3.1 billion and $3.7 billion at December 31, 2011 and 2010, respectively. The concentration, calculated as a percentage of gross unrealized losses (including OTTI losses), by sector and industry was as follows at:

                                                        DECEMBER 31,
                                                        ----------
                                                        2011   2010
                                                        ----   ----
            SECTOR:
            RMBS.......................................   42%    30%
            U.S. corporate securities..................   23     26
            Foreign corporate securities...............   18     13
            ABS........................................    5      6
            CMBS.......................................    4      5
            Foreign government securities..............    2     --
            State and political subdivision securities.    1      5
            U.S. Treasury and agency securities........   --     10
            Other......................................    5      5
                                                        ----   ----
             Total.....................................  100%   100%
                                                        ====   ====
            INDUSTRY:
            Mortgage-backed............................   46%    35%
            Finance....................................   23     21
            Consumer...................................    7      4
            Asset-backed...............................    5      6
            Utility....................................    5      6
            Communications.............................    4      2
            Industrial.................................    3      2
            Foreign government securities..............    2     --
            State and political subdivision securities.    1      5
            U.S. Treasury and agency securities........   --     10
            Other......................................    4      9
                                                        ----   ----
             Total.....................................  100%   100%
                                                        ====   ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

   The following table presents fixed maturity and equity securities, each with gross unrealized losses of greater than $10 million, the number of securities, total gross unrealized losses and percentage of total gross unrealized losses at:

                                                                  DECEMBER 31,
                                             ------------------------------------------------------
                                                        2011                        2010
                                             --------------------------  --------------------------
                                             FIXED MATURITY    EQUITY    FIXED MATURITY    EQUITY
                                               SECURITIES    SECURITIES    SECURITIES    SECURITIES
                                             --------------  ----------  --------------  ----------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities........................             54           5              67           5
Total gross unrealized losses...............           $938         $69          $1,179         $75
Percentage of total gross unrealized losses.             32%         48%             33%         44%

   Fixed maturity and equity securities, each with gross unrealized losses greater than $10 million, decreased $247 million during the year ended December 31, 2011. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2011, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads. These securities were included in the Company's OTTI review process.

   As of December 31, 2011, $747 million of unrealized losses were from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater. Of the $747 million, $314 million, or 42%, are related to unrealized losses on investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since purchase. Of the $747 million, $433 million, or 58%, are related to unrealized losses on below investment grade securities. Unrealized losses on below investment grade securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans and sub-prime residential mortgage loans), U.S and foreign corporate securities (primarily utility, industrial and financial services industry securities) and ABS (primarily collateralized debt obligations) and were the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over the financial services industry sector, unemployment levels and valuations of residential real estate supporting non-agency RMBS. As explained further in Note 1, management evaluates these U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuer; and evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security. See "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale" for a discussion of equity securities with an unrealized loss position of 20% or more of cost for 12 months or greater.

   In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities are given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents certain information about the Company's equity securities available-for-sale with gross unrealized losses of 20% or more at December 31, 2011:

                                                                       NON-REDEEMABLE PREFERRED STOCK
                                             ----------------------------------------------------------------------------------
                                                  ALL TYPES OF                            INVESTMENT GRADE
                                  ALL EQUITY     NON-REDEEMABLE     -----------------------------------------------------------
                                  SECURITIES    PREFERRED STOCK           ALL INDUSTRIES          FINANCIAL SERVICES INDUSTRY
                                  ---------- ---------------------  --------------------------  -------------------------------
                                    GROSS      GROSS     % OF ALL     GROSS       % OF ALL        GROSS                  % A
                                  UNREALIZED UNREALIZED   EQUITY    UNREALIZED NON-REDEEMABLE   UNREALIZED  % OF ALL   RATED OR
                                    LOSSES     LOSSES   SECURITIES    LOSSES   PREFERRED STOCK    LOSSES   INDUSTRIES   BETTER
                                  ---------- ---------- ----------  ---------- ---------------  ---------- ----------  --------
                                                                          (IN MILLIONS)
Less than six months.............       $ 41       $ 35         85%       $ 19              54%       $ 19        100%        5%
Six months or greater but less
 than twelve months..............         --         --         --%         --              --%         --         --%       --%
Twelve months or greater.........         89         89        100%         89             100%         89        100%       74%
                                  ---------- ----------             ----------                  ----------
All equity securities with gross
 unrealized losses of 20% or
 more............................       $130       $124         95%       $108              87%       $108        100%       62%
                                  ========== ==========             ==========                  ==========

   In connection with the equity securities impairment review process, the Company evaluated its holdings in non-redeemable preferred stock, particularly those in the financial services industry. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss. The Company also considered whether any issuers of non-redeemable preferred stock with an unrealized loss held by the Company, regardless of credit rating, have deferred any dividend payments. No such dividend payments had been deferred.

   With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

   Based on the Company's current evaluation of available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily-impaired.

   Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTIs may be incurred in upcoming quarters.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  TRADING AND OTHER SECURITIES

   The table below presents certain information about the Company's trading and other securities.

                                                                  DECEMBER 31,
                                                                  ------------
                                                                   2011   2010
                                                                  ------  -----
                                                                  (IN MILLIONS)
  Actively Traded Securities..................................... $  473  $ 463
  FVO general account securities.................................    107     71
  FVO securities held by CSEs....................................    117    201
                                                                  ------  -----
   Total trading and other securities -- at estimated fair value. $  697  $ 735
                                                                  ======  =====
  Actively Traded Securities -- at estimated fair value.......... $  473  $ 463
  Short sale agreement liabilities -- at estimated fair value....  (127)   (46)
                                                                  ------  -----
   Net long/short position -- at estimated fair value............ $  346  $ 417
                                                                  ======  =====
  Investments pledged to secure short sale agreement liabilities. $  558  $ 465
                                                                  ======  =====

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above. See "-- Net Investment Income" and "-- Net Investment Gains (Losses)" for the net investment income recognized on trading and other securities and the related changes in estimated fair value subsequent to purchase included in net investment income and net investment gains (losses) for securities still held as of the end of the respective years, as applicable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NET INVESTMENT GAINS (LOSSES)

   The components of net investment gains (losses) were as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ----------------------
                                                                                2011     2010    2009
                                                                               ------   ------ --------
                                                                                   (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized.................................................. $(244)   $(510) $(1,521)
Less: Noncredit portion of OTTI losses transferred to and recognized in other
  comprehensive income (loss).................................................     17   $  150 $    623
                                                                               ------   ------ --------
Net OTTI losses on fixed maturity securities recognized in earnings...........  (227)    (360)    (898)
Fixed maturity securities -- net gains (losses) on sales and disposals........    107      129      (7)
                                                                               ------   ------ --------
 Total gains (losses) on fixed maturity securities............................  (120)    (231)    (905)
                                                                               ------   ------ --------
Other net investment gains (losses):
 Equity securities............................................................      3       70    (255)
 Trading and other securities -- FVO general account securities -- changes in
   estimated fair value.......................................................    (2)       --       --
 Mortgage loans...............................................................    133       59    (373)
 Real estate and real estate joint ventures...................................    133     (33)    (100)
 Other limited partnership interests..........................................     11      (5)    (284)
 Other investment portfolio gains (losses)....................................    (4)       36     (38)
                                                                               ------   ------ --------
   Subtotal -- investment portfolio gains (losses)............................    154    (104)  (1,955)
                                                                               ------   ------ --------
FVO CSEs -- changes in estimated fair value:
 Securities...................................................................     --     (78)       --
 Long-term debt -- related to securities......................................    (8)       48       --
Other gains (losses)..........................................................   (14)     (36)      288
                                                                               ------   ------ --------
   Subtotal FVO CSEs and other gains (losses).................................   (22)     (66)      288
                                                                               ------   ------ --------
       Total net investment gains (losses).................................... $  132   $(170) $(1,667)
                                                                               ======   ====== ========

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were $21 million, $18 million and $317 million for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                      YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31,
                                      -----------------------  ------------------------ ------------------------
                                       2011     2010    2009   2011    2010     2009     2011    2010     2009
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
                                      FIXED MATURITY SECURITIES EQUITY SECURITIES                 TOTAL
                                      -----------------------  ------------------------ ------------------------
                                                                 (IN MILLIONS)
Proceeds............................. $34,015  $30,817 $24,900 $ 771   $ 429   $  658   $34,786 $31,246 $ 25,558
                                      =======  ======= ======= =====   =====   ======   ======= ======= ========
Gross investment gains............... $   445  $   544 $   685 $  86   $  88   $  118   $   531 $   632 $    803
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
Gross investment losses..............   (338)    (415)   (692)  (42)    (11)     (90)     (380)   (426)    (782)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
Total OTTI losses recognized in
 earnings: Credit-related............   (183)    (334)   (632)    --      --       --     (183)   (334)    (632)
  Other (1)..........................    (44)     (26)   (266)  (41)     (7)    (283)      (85)    (33)    (549)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
   Total OTTI losses recognized in
    earnings.........................   (227)    (360)   (898)  (41)     (7)    (283)     (268)   (367)  (1,181)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
    Net investment gains (losses).... $ (120)  $ (231) $ (905) $   3   $  70   $(255)   $ (117) $ (161) $(1,160)
                                      =======  ======= ======= =====   =====   ======   ======= ======= ========

----------
(1)Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

   Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2011     2010    2009
                                                            ----     ----    ----
                                                            (IN MILLIONS)
     Sector:
     U.S. and foreign corporate securities -- by industry:
      Consumer............................................. $ 40     $ 20    $127
      Finance..............................................   37      117     284
      Communications.......................................   26       10     130
      Industrial...........................................    8       --       9
      Utility..............................................   --        1      81
      Other industries.....................................   --       --      27
                                                            ----     ----    ----
        Total U.S. and foreign corporate securities........  111      148     658
      RMBS.................................................   78       87     167
      ABS..................................................   28       66      55
      CMBS.................................................    9       59      18
      Foreign government securities........................    1       --      --
                                                            ----     ----    ----
        Total.............................................. $227     $360    $898
                                                            ====     ====    ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Equity security OTTI losses recognized in earnings related to the following sectors and industries:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2011     2010    2009
                                                             ----     ----    ----
                                                             (IN MILLIONS)
     Sector:
      Non-redeemable preferred stock........................  $33      $ 3    $228
      Common stock..........................................    8        4      55
                                                             ----     ----    ----
            Total...........................................  $41      $ 7    $283
                                                             ====     ====    ====
     Industry:
      Financial services industry:..........................
        Perpetual hybrid securities.........................  $33      $ 3    $228
        Common and remaining non-redeemable preferred stock.   --       --      25
                                                             ----     ----    ----
          Total financial services industry.................   33        3     253
     Other industries.......................................    8        4      30
                                                             ----     ----    ----
            Total...........................................  $41      $ 7    $283
                                                             ====     ====    ====

  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                                          YEARS ENDED DECEMBER 31,
                                                                                          ------------------------
                                                                                          2011         2010
                                                                                          -----       ------
                                                                                          (IN MILLIONS)
Balance, at January 1,................................................................... $ 330       $  303
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously
   impaired..............................................................................    33           91
 Additional impairments -- credit loss OTTI recognized on securities previously
   impaired..............................................................................    68           91
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities previously
   impaired as credit loss OTTI..........................................................  (82)        (149)
 Securities impaired to net present value of expected future cash flows..................  (24)          (1)
 Increases in cash flows -- accretion of previous credit loss OTTI.......................   (9)          (5)
                                                                                          -----       ------
Balance, at December 31,................................................................. $ 316       $  330
                                                                                          =====       ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  NET INVESTMENT INCOME

   The components of net investment income were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            -----------------------
                                                                             2011     2010    2009
                                                                            -------  ------- -------
                                                                                 (IN MILLIONS)
Investment income:
Fixed maturity securities.................................................. $ 8,225  $ 8,147 $ 7,799
Equity securities..........................................................      73       89     126
Trading and other securities -- Actively Traded Securities and FVO general
  account securities (1)...................................................      29       72     116
Mortgage loans.............................................................   2,401    2,258   2,236
Policy loans...............................................................     479      515     504
Real estate and real estate joint ventures.................................     509      348   (185)
Other limited partnership interests........................................     435      684     147
Cash, cash equivalents and short-term investments..........................      12       15      27
International joint ventures...............................................       5       14       7
Other......................................................................     112      111     104
                                                                            -------  ------- -------
   Subtotal................................................................  12,280   12,253  10,881
 Less: Investment expenses.................................................     662      675     706
                                                                            -------  ------- -------
   Subtotal, net...........................................................  11,618   11,578  10,175
                                                                            -------  ------- -------
FVO CSEs:
 Securities................................................................       9       15      --
                                                                            -------  ------- -------
     Net investment income................................................. $11,627  $11,593 $10,175
                                                                            =======  ======= =======

----------
(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were $2 million, $30 million and $31 million for the years ended
   December 31, 2011, 2010, and 2009, respectively.

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses included in the table above.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  SECURITIES LENDING

   As described more fully in Note 1, the Company participates in a securities lending program whereby blocks of securities are loaned to third parties. These transactions are treated as financing arrangements and the associated cash collateral received is recorded as a liability. The Company is obligated to return the cash collateral received to its counterparties.

   Elements of the securities lending program are presented below at:

                                                           DECEMBER 31,
                                                          ---------------
                                                           2011    2010
                                                          ------- -------
                                                           (IN MILLIONS)
      Securities on loan: (1)
       Amortized cost.................................... $13,595 $15,274
       Estimated fair value.............................. $15,726 $15,682
      Cash collateral on deposit from counterparties (2). $15,870 $15,981
      Security collateral on deposit from counterparties. $   188 $    --
      Reinvestment portfolio -- estimated fair value..... $15,803 $15,789

----------
(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

   Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

   Invested assets on deposit and pledged as collateral are presented in the table below at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity securities, equity securities, and trading and other securities and at carrying value for mortgage loans.

                                                                DECEMBER 31,
                                                               ---------------
                                                                2011    2010
                                                               ------- -------
                                                                (IN MILLIONS)
  Invested assets on deposit (1).............................. $   976 $ 1,491
  Invested assets pledged as collateral (2)...................  17,280  17,738
                                                               ------- -------
   Total invested assets on deposit and pledged as collateral. $18,256 $19,229
                                                               ======= =======

----------
(1)The Company has invested assets on deposit with regulatory agencies consisting primarily of cash and cash equivalents, short-term investments, fixed maturity securities and equity securities.

(2)The Company has pledged fixed maturity securities, mortgage loans and cash and cash equivalents in connection with various agreements and transactions, including funding agreements (see Note 8), derivative transactions (see
   Note 4), and short sale agreements (see "-- Trading and Other Securities").

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  MORTGAGE LOANS

   Mortgage loans are summarized as follows at:

                                                  DECEMBER 31,
                                         ------------------------------
                                              2011            2010
                                         --------------  --------------
                                         CARRYING % OF   CARRYING % OF
                                          VALUE   TOTAL   VALUE   TOTAL
                                         -------- -----  -------- -----
                                          (IN MILLIONS)   (IN MILLIONS)
       Mortgage loans:
        Commercial......................  $32,774  74.7%  $31,080  74.6%
        Agricultural....................   11,498  26.2    11,108  26.7
        Residential.....................        1    --         1    --
                                         -------- -----  -------- -----
          Subtotal......................   44,273 100.9    42,189 101.3
        Valuation allowances............    (393) (0.9)     (522) (1.3)
                                         -------- -----  -------- -----
            Total mortgage loans, net...  $43,880 100.0%  $41,667 100.0%
                                         ======== =====  ======== =====

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgage loans were $286 million and $283 million at December 31, 2011 and 2010, respectively.

   The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                   COMMERCIAL AGRICULTURAL RESIDENTIAL  TOTAL
                                                   ---------- ------------ ----------- -------
                                                                  (IN MILLIONS)
DECEMBER 31, 2011:
Mortgage loans:
 Evaluated individually for credit losses.........    $    73      $   159         $-- $   232
 Evaluated collectively for credit losses.........     32,701       11,339           1  44,041
                                                   ---------- ------------ ----------- -------
   Total mortgage loans...........................     32,774       11,498           1  44,273
                                                   ---------- ------------ ----------- -------
Valuation allowances:
 Specific credit losses...........................         44           45          --      89
 Non-specifically identified credit losses........        274           30          --     304
                                                   ---------- ------------ ----------- -------
   Total valuation allowances.....................        318           75          --     393
                                                   ---------- ------------ ----------- -------
     Mortgage loans, net of valuation allowance...    $32,456      $11,423         $ 1 $43,880
                                                   ---------- ------------ ----------- -------
DECEMBER 31, 2010:
Mortgage loans:
 Evaluated individually for credit losses.........    $    96      $   147         $-- $   243
 Evaluated collectively for credit losses.........     30,984       10,961           1  41,946
                                                   ---------- ------------ ----------- -------
   Total mortgage loans...........................     31,080       11,108           1  42,189
                                                   ---------- ------------ ----------- -------
Valuation allowances:
 Specific credit losses...........................         13           52          --      65
 Non-specifically identified credit losses........        428           29          --     457
                                                   ---------- ------------ ----------- -------
   Total valuation allowances.....................        441           81          --     522
                                                   ---------- ------------ ----------- -------
     Mortgage loans, net of valuation allowance...    $30,639      $11,027         $ 1 $41,667
                                                   ========== ============ =========== =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables present the changes in the valuation allowance, by portfolio segment:

                                       MORTGAGE LOAN VALUATION ALLOWANCES
                                   ------------------------------------------
                                   COMMERCIAL AGRICULTURAL RESIDENTIAL TOTAL
                                   ---------- ------------ ----------- ------
                                                 (IN MILLIONS)
   Balance at January 1, 2009.....     $  184        $  58        $  2 $  244
   Provision (release)............        325           69          --    394
   Charge-offs, net of recoveries.       (17)         (25)         (2)   (44)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2009...        492          102          --    594
   Provision (release)............       (39)           12          --   (27)
   Charge-offs, net of recoveries.       (12)         (33)          --   (45)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2010...        441           81          --    522
   Provision (release)............      (111)          (2)          --  (113)
   Charge-offs, net of recoveries.       (12)          (4)          --   (16)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2011...     $  318        $  75        $ -- $  393
                                   ========== ============ =========== ======

   Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value. See Note 1 for a discussion of all credit quality indicators presented herein. Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                  COMMERCIAL
                       ----------------------------------------------------------------
                                   RECORDED INVESTMENT
                       -------------------------------------------
                       DEBT SERVICE COVERAGE RATIOS
                       -----------------------------         % OF     ESTIMATED   % OF
                       > 1.20X 1.00X - 1.20X < 1.00X  TOTAL  TOTAL   FAIR VALUE   TOTAL
                       ------- ------------- ------- ------- -----  ------------- -----
                                   (IN MILLIONS)                    (IN MILLIONS)
DECEMBER 31, 2011:
Loan-to-value ratios:
Less than 65%......... $20,510        $  389  $  332 $21,231  64.8%       $22,547  66.1%
65% to 75%............   6,919           237     268   7,424  22.6          7,734  22.6
76% to 80%............     950            98     200   1,248   3.8          1,251   3.7
Greater than 80%......   1,880           674     317   2,871   8.8          2,588   7.6
                       ------- ------------- ------- ------- -----  ------------- -----
 Total................ $30,259        $1,398  $1,117 $32,774 100.0%       $34,120 100.0%
                       ======= ============= ======= ======= =====  ============= =====
DECEMBER 31, 2010:
Loan-to-value ratios:
Less than 65%......... $13,864        $  100  $  425 $14,389  46.3%       $15,203  47.5%
65% to 75%............   7,658           611     343   8,612  27.7          8,955  28.0
76% to 80%............   2,534           166     128   2,828   9.1          2,883   9.0
Greater than 80%......   3,002         1,625     624   5,251  16.9          4,978  15.5
                       ------- ------------- ------- ------- -----  ------------- -----
 Total................ $27,058        $2,502  $1,520 $31,080 100.0%       $32,019 100.0%
                       ======= ============= ======= ======= =====  ============= =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Agricultural Mortgage Loans -- by Credit Quality Indicator. The recorded investment in agricultural mortgage loans, prior to valuation allowances, by credit quality indicator, is as shown below. The estimated fair value of agricultural mortgage loans was $11.9 billion and $11.3 billion at December 31, 2011 and 2010, respectively.

                                                AGRICULTURAL
                       --------------------------------------------------------------
                                                DECEMBER 31,
                       --------------------------------------------------------------
                                    2011                            2010
                       ------------------------------  ------------------------------
                       RECORDED INVESTMENT % OF TOTAL  RECORDED INVESTMENT % OF TOTAL
                       ------------------- ----------  ------------------- ----------
                          (IN MILLIONS)                   (IN MILLIONS)
Loan-to-value ratios:
Less than 65%.........             $10,378       90.2%             $ 9,896       89.1%
65% to 75%............                 732        6.4                  829        7.5
76% to 80%............                  12        0.1                   48        0.4
Greater than 80%......                 376        3.3                  335        3.0
                       ------------------- ----------  ------------------- ----------
 Total................             $11,498      100.0%             $11,108      100.0%
                       =================== ==========  =================== ==========

   Residential Mortgage Loans -- by Credit Quality Indicator. All residential mortgage loans were performing at both December 31, 2011 and 2010. The estimated fair value of residential mortgage loans was $1 million at both December 31, 2011 and 2010.

   Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio, with approximately 99% of all mortgage loans classified as performing at both December 31, 2011 and 2010. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more. The recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories, greater than 90 days past due and still accruing interest and in nonaccrual status, by portfolio segment, were as follows at:

                                                  GREATER THAN 90 DAYS PAST DUE STILL
                           PAST DUE                        ACCRUING INTEREST                   NONACCRUAL STATUS
              ----------------------------------- ----------------------------------- -----------------------------------
              DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2011 DECEMBER 31, 2010
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                             (IN MILLIONS)
Commercial...              $ 63              $ 51               $--               $--              $ 63              $  6
Agricultural.               139               145                27                 9               150               166
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
  Total......              $202              $196               $27               $ 9              $213              $172
              ================= ================= ================= ================= ================= =================

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Impaired Mortgage Loans. The unpaid principal balance, recorded investment, valuation allowances and carrying value, net of valuation allowances, for impaired mortgage loans, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at:

                                                IMPAIRED MORTGAGE LOANS
                    --------------------------------------------------------------------------------
                                                                LOANS WITHOUT
                        LOANS WITH A VALUATION ALLOWANCE     A VALUATION ALLOWANCE ALL IMPAIRED LOANS
                    ---------------------------------------- --------------------  ------------------
                     UNPAID                                   UNPAID                UNPAID
                    PRINCIPAL  RECORDED  VALUATION  CARRYING PRINCIPAL   RECORDED  PRINCIPAL CARRYING
                     BALANCE  INVESTMENT ALLOWANCES  VALUE    BALANCE   INVESTMENT  BALANCE   VALUE
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
                                                     (IN MILLIONS)
DECEMBER 31, 2011:
Commercial.........      $ 73       $ 73        $44     $ 29      $225        $209      $298     $238
Agricultural.......       160        159         45      114        62          60       222      174
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
  Total............      $233       $232        $89     $143      $287        $269      $520     $412
                    ========= ========== ========== ======== =========  ========== ========= ========
DECEMBER 31, 2010:
Commercial.........      $ 96       $ 96        $13     $ 83      $ 94        $ 82      $190     $165
Agricultural.......       146        146         52       94       107         104       253      198
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
  Total............      $242       $242        $65     $177      $201        $186      $443     $363
                    ========= ========== ========== ======== =========  ========== ========= ========

   Unpaid principal balance is generally prior to any charge-offs.

   The average investment in impaired mortgage loans, including those modified in a troubled debt restructuring, and the related interest income, by portfolio segment, for the years ended December 31, 2011 and 2010, and for all mortgage loans for the year ended December 31, 2009, was:

                                                 IMPAIRED MORTGAGE LOANS
                                       ---------------------------------------------
                                       AVERAGE INVESTMENT INTEREST INCOME RECOGNIZED
                                       ------------------ --------------------------
                                                          CASH BASIS  ACCRUAL BASIS
                                                          ----------  -------------
                                                      (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Commercial............................               $257         $4            $ 1
Agricultural..........................                239          3             --
                                       ------------------ ----------  -------------
 Total................................               $496         $7            $ 1
                                       ================== ==========  =============
FOR THE YEAR ENDED DECEMBER 31, 2010:
Commercial............................               $126         $3            $ 1
Agricultural..........................                259          6              2
                                       ------------------ ----------  -------------
 Total................................               $385         $9            $ 3
                                       ================== ==========  =============
FOR THE YEAR ENDED DECEMBER 31, 2009..               $288         $5            $ 1
                                       ================== ==========  =============

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Mortgage Loans Modified in a Troubled Debt Restructuring. See Note 1 for a discussion of loan modifications that are classified as troubled debt restructuring and the types of concessions typically granted. At December 31, 2011, the number of mortgage loans and carrying value after specific valuation allowance of mortgage loans modified during the period in a troubled debt restructuring were as follows:

                             MORTGAGE LOANS MODIFIED IN A TROUBLED DEBT
                                        RESTRUCTURING
                             ------------------------------------------
                                      DECEMBER 31, 2011
                             ------------------------------------------
                             NUMBER OF
                             MORTGAGE     CARRYING VALUE AFTER SPECIFIC
                               LOANS         VALUATION ALLOWANCE
                             ---------    -----------------------------
                                              PRE-          POST-
                                          MODIFICATION   MODIFICATION
                                          ------------   ------------
                                                (IN MILLIONS)
               Commercial...         4            $125           $ 87
               Agricultural.         9              40             40
                             ---------    ------------   ------------
                Total.......        13            $165           $127
                             =========    ============   ============

   During the previous 12 months, the Company had three agricultural mortgage loans, with a carrying value after specific valuation allowance of $11 million, modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. During the previous 12 months, there were no commercial mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more.

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

   Real estate investments by type consisted of the following:

                                                                   DECEMBER 31,
                                                     ----------------------------------------
                                                             2011                 2010
                                                     -------------------  -------------------
                                                       CARRYING    % OF     CARRYING    % OF
                                                         VALUE     TOTAL      VALUE     TOTAL
                                                     ------------- -----  ------------- -----
                                                     (IN MILLIONS)        (IN MILLIONS)
Traditional.........................................        $3,634  61.7%        $3,211  55.8%
Real estate joint ventures and funds................         2,060  35.0          2,279  39.6
                                                     ------------- -----  ------------- -----
   Real estate and real estate joint ventures.......         5,694  96.7          5,490  95.4
Foreclosed (commercial and agricultural)............           196   3.3             85   1.5
                                                     ------------- -----  ------------- -----
   Real estate held-for-investment..................         5,890 100.0          5,575  96.9
Real estate held-for-sale...........................             1    --            180   3.1
                                                     ------------- -----  ------------- -----
   Total real estate and real estate joint ventures.        $5,891 100.0%        $5,755 100.0%
                                                     ============= =====  ============= =====

   The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised primarily of wholly-owned real estate and, to a much lesser extent, joint ventures with interests in single property income-producing real estate. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties, as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

   Properties acquired through foreclosure were $156 million, $48 million and $121 million for the years ended December 31, 2011, 2010 and 2009, respectively, and include commercial and agricultural properties. After the Company acquires properties through foreclosure, it evaluates whether the properties are appropriate for retention in its traditional real estate portfolio. Foreclosed real estate held at December 31, 2011 and 2010 includes those properties the Company has not selected for retention in its traditional real estate portfolio and which do not meet the criteria to be classified as held-for-sale.

   The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $1.1 billion and $1.3 billion at December 31, 2011 and 2010, respectively. Related depreciation expense on traditional wholly-owned real estate was $125 million, $134 million and $120 million for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts include depreciation expense related to discontinued operations of $7 million, $16 million and $17 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   There were no impairments recognized on real estate held-for-investment for the year ended December 31, 2011. Impairments recognized on real estate held-for-investment were $27 million and $96 million for the years ended December 31, 2010 and 2009, respectively. Impairments recognized on real estate held-for-sale were $1 million for the year ended December 31, 2010. There were no impairments recognized on real estate held-for-sale for the years ended December 31, 2011 and 2009. The Company's carrying value of real estate held-for-sale has been reduced by impairments recorded prior to 2009 of $1 million at both December 31, 2011 and 2010. The carrying value of non-income producing real estate was $110 million and $94 million at December 31, 2011 and 2010, respectively.

  OTHER LIMITED PARTNERSHIP INTERESTS

   The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.3 billion and $4.5 billion at December 31, 2011 and 2010, respectively. Included within other limited partnership interests were $667 million and $604 million at December 31, 2011 and 2010, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally other limited partnership interests accounted for under the cost method, were $3 million, $2 million and $288 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures, tax credit partnerships and other funds. The portion of these investments accounted for under the equity method had a carrying value of $6.8 billion as of December 31, 2011. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $2.2 billion as of December 31, 2011. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

   As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2011, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations. The Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

   As of, and for the year ended December 31, 2011, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $229.7 billion and $185.6 billion as of December 31, 2011 and 2010, respectively. Aggregate total liabilities of these entities totaled $22.2 billion and $30.6 billion as of December 31, 2011 and 2010, respectively. Aggregate net income (loss) of these entities totaled $8.4 billion, $16.5 billion and $22.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Aggregate net income (loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

  OTHER INVESTED ASSETS

   The following table presents the carrying value of the Company's other invested assets by type at:

                                                                            DECEMBER 31,
                                                              ----------------------------------------
                                                                      2011                 2010
                                                              -------------------  -------------------
                                                                CARRYING    % OF     CARRYING    % OF
                                                                  VALUE     TOTAL      VALUE     TOTAL
                                                              ------------- -----  ------------- -----
                                                              (IN MILLIONS)        (IN MILLIONS)
Freestanding derivatives with positive estimated fair values.       $ 6,936  55.5%        $3,311  42.3%
Leveraged leases, net of non-recourse debt...................         1,832  14.7          1,799  23.0
Loans to affiliates..........................................         1,600  12.8          1,415  18.1
Tax credit partnerships......................................         1,409  11.3            835  10.7
Joint venture investments....................................            59   0.5             51   0.7
Funds withheld...............................................            25   0.2             31   0.4
Other........................................................           644   5.0            380   4.8
                                                              ------------- -----  ------------- -----
 Total.......................................................       $12,505 100.0%        $7,822 100.0%
                                                              ============= =====  ============= =====

   See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. See "-- Leveraged Leases" for the composition of leveraged leases. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. See "-- Related Party Investment Transactions" for information regarding certain loans to affiliates. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method. Joint venture investments are accounted for under the equity method and represent the Company's investment in an insurance underwriting joint venture in China. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Leveraged Leases

   Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                               DECEMBER 31,
                                                             -----------------
                                                               2011     2010
                                                             -------- --------
                                                               (IN MILLIONS)
Rental receivables, net..................................... $  1,761 $  1,783
Estimated residual values...................................    1,110    1,136
                                                             -------- --------
  Subtotal..................................................    2,871    2,919
Unearned income.............................................  (1,039)  (1,120)
                                                             -------- --------
   Investment in leveraged leases........................... $  1,832 $  1,799
                                                             ======== ========

   Rental receivables are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 34 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed monthly. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. As of December 31, 2011 and 2010, all rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $1.3 billion and $1.2 billion at December 31, 2011 and 2010, respectively.

   The components of income from investment in leveraged leases, excluding realized gains (losses) were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                            2011     2010    2009
                                                                            -----    -----   -----
                                                                              (IN MILLIONS)
Net income from investment in leveraged leases............................. $ 101    $ 102   $  92
Less: Income tax expense on leveraged leases...............................  (35)     (36)    (32)
                                                                            -----    -----   -----
Net investment income after income tax from investment in leveraged leases. $  66    $  66   $  60
                                                                            =====    =====   =====

  CASH EQUIVALENTS

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.2 billion and $3.1 billion at December 31, 2011 and 2010, respectively.

  PURCHASED CREDIT IMPAIRED INVESTMENTS

   Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

   The table below presents the purchased credit impaired fixed maturity securities held at:

                                                         DECEMBER 31,
                                                         -------------
                                                          2011   2010
                                                         ------ ------
                                                         (IN MILLIONS)
         Outstanding principal and interest balance (1). $3,708 $1,163
         Carrying value (2)............................. $2,675 $  913

----------
(1)Represents the contractually required payments which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

   The following table presents information about purchased credit impaired fixed maturity securities acquired during the periods, as of their respective acquisition dates:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2011         2010
                                                            ------       ------
                                                            (IN MILLIONS)
      Contractually required payments (including interest). $4,260       $1,605
      Cash flows expected to be collected (1).............. $3,603       $1,540
      Fair value of investments acquired................... $2,140       $  939

----------
(1)Represents undiscounted principal and interest cash flow expectations at the date of acquisition.

   The following table presents activity for the accretable yield on purchased credit impaired fixed maturity securities for:

                                                            DECEMBER 31,
                                                            -------------
                                                             2011   2010
                                                            ------ ------
                                                            (IN MILLIONS)
       Accretable yield, January 1,........................ $  436 $   --
       Investments purchased...............................  1,463    601
       Accretion recognized in earnings....................   (97)   (62)
       Reclassification (to) from nonaccretable difference.    176  (103)
                                                            ------ ------
       Accretable yield, December 31,...................... $1,978 $  436
                                                            ====== ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  VARIABLE INTEREST ENTITIES

   The Company holds investments in certain entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2011 and 2010. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                    DECEMBER 31,
                                        -------------------------------------
                                               2011               2010
                                        ------------------ ------------------
                                        TOTAL     TOTAL    TOTAL     TOTAL
                                        ASSETS LIABILITIES ASSETS LIABILITIES
                                        ------ ----------- ------ -----------
                                                    (IN MILLIONS)
   Other limited partnership interests.   $203        $  1   $194        $ 53
   CSEs (1)............................    146         138    243         226
   Other invested assets...............    102           1    108           1
   Real estate joint ventures..........     16          18     20          17
                                        ------ ----------- ------ -----------
      Total............................   $467        $158   $565        $297
                                        ====== =========== ====== ===========

----------
(1)The Company consolidates former QSPEs that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in the former QSPEs of less than $1 million at estimated fair value at both December 31, 2011 and 2010, respectively. The long-term debt presented below bears interest primarily at variable rates, payable on a bi-annual basis and is expected to be repaid over the next three years. Interest expense related to these obligations, included in other expenses, was $9 million and $15 million for the years ended December 31, 2011 and 2010, respectively. The assets and liabilities of these CSEs, at estimated fair value, were as follows at:

                                                          DECEMBER 31,
                                                          ------------
                                                          2011    2010
                                                          ----    ----
                                                          (IN MILLIONS)
            ASSETS:
             Trading and other securities................ $117    $201
             Cash and cash equivalents...................   21      39
             Accrued investment income...................    1       3
             Premiums, reinsurance and other receivables.    7      --
                                                            ----   ----
               Total assets.............................. $146    $243
                                                            ====   ====
            LIABILITIES:
             Long-term debt.............................. $116    $184
             Other liabilities...........................   22      42
                                                            ----   ----
               Total liabilities......................... $138    $226
                                                            ====   ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                             DECEMBER 31,
                                               -----------------------------------------
                                                       2011                 2010
                                               -------------------- --------------------
                                                          MAXIMUM              MAXIMUM
                                               CARRYING  EXPOSURE   CARRYING  EXPOSURE
                                                AMOUNT  TO LOSS (1)  AMOUNT  TO LOSS (1)
                                               -------- ----------- -------- -----------
                                                             (IN MILLIONS)
Fixed maturity securities available-for-sale:
   RMBS (2)...................................  $25,719     $25,719  $30,679     $30,679
   CMBS (2)...................................    9,105       9,105    9,701       9,701
   ABS (2)....................................    6,586       6,586    6,443       6,443
   U.S. corporate securities..................    1,593       1,593    1,283       1,283
   Foreign corporate securities...............      786         786    1,058       1,058
Other limited partnership interests...........    2,537       3,259    2,583       3,281
Other invested assets.........................      745       1,140      514         694
Real estate joint ventures....................       32          49       24          69
                                               -------- ----------- -------- -----------
     Total....................................  $47,103     $48,237  $52,285     $53,208
                                               ======== =========== ======== ===========

----------
(1)The maximum exposure to loss relating to the fixed maturity securities is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $264 million and $225 million at December 31, 2011 and 2010, respectively.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2011, 2010 and 2009.

  RELATED PARTY INVESTMENT TRANSACTIONS

   In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ----------------------
                                                    2011     2010    2009
                                                   ------   ------ --------
                                                       (IN MILLIONS)
Estimated fair value of invested assets
  transferred to affiliates....................... $  170   $  444 $     --
Amortized cost of invested assets transferred to
  affiliates...................................... $  164   $  431 $     --
Net investment gains (losses) recognized on
  transfers....................................... $    6   $   13 $     --
Estimated fair value of invested assets
  transferred from affiliates..................... $  132   $  582 $  1,019

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company has loans outstanding to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate. During 2011, the Company issued loans to Exeter totaling $525 million bringing the total loans outstanding to $1.6 billion and $1.0 billion at December 31, 2011 and 2010, respectively, which are included in other invested assets. The loans issued in 2011 of $150 million and $375 million are due on July 15, 2021 and December 16, 2021, respectively, and bear interest, payable semi-annually, at 5.64% and 5.86%, respectively. The loans issued in 2009 are due as follows: $500 million due on June 30, 2014, $250 million due on September 30, 2012 and $250 million due on September 30, 2016, respectively, and these amounts bear interest, payable semi-annually, at 6.44%, 5.33% and 7.44%, respectively. Both the principal and interest payments have been guaranteed by MetLife, Inc. Net investment income from this investment was $74 million, $64 million and $28 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company provides investment administrative services to certain affiliates. Investment administrative service charges to these affiliates, which reduced investment expenses, were $164 million, $107 million and $87 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also had additional affiliated net investment income of $3 million, $16 million and $16 million for the years ended December 31, 2011, 2010 and 2009, respectively.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

   See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

   See Note 5 for information about the fair value hierarchy for derivatives.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                   DECEMBER 31,
                                              -------------------------------------------------------
                                                         2011                        2010
                                              --------------------------- ---------------------------
                                                         ESTIMATED FAIR              ESTIMATED FAIR
                                                           VALUE (1)                   VALUE (1)
PRIMARY UNDERLYING                            NOTIONAL ------------------ NOTIONAL ------------------
RISK EXPOSURE            INSTRUMENT TYPE       AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
------------------  ------------------------- -------- ------ ----------- -------- ------ -----------
                                                                   (IN MILLIONS)
Interest rate       Interest rate swaps...... $ 36,069 $4,609      $  952 $ 25,614 $1,477      $  870
                    Interest rate floors.....   13,290    789          14   13,290    460           4
                    Interest rate caps.......   38,532     83          --   27,253    145          --
                    Interest rate futures....    2,675      6           2    1,246      7          --
                    Interest rate options....    4,624    326          --    5,680    107          23
                    Interest rate forwards...      845     81          14      445     --          36
                    Synthetic GICs...........    4,454     --          --    4,397     --          --
Foreign currency    Foreign currency swaps...   13,149    867         649   13,558  1,024         901
                    Foreign currency forwards    2,014     81          --    2,050     17          16
Credit              Credit default swaps.....    7,765     90          81    6,792     72          79
                    Credit forwards..........       20      4          --       90      2           3
Equity market       Equity futures...........       --     --          --        7     --          --
                    Equity options...........      135     --          --      176     --          --
                                              -------- ------ ----------- -------- ------ -----------
                     Total..................  $123,572 $6,936      $1,712 $100,598 $3,311      $1,932
                                              ======== ====== =========== ======== ====== ===========

----------
(1)The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2011:

                                                REMAINING LIFE
                           ---------------------------------------------------------
                                                      AFTER FIVE
                                       AFTER ONE YEAR    YEARS
                           ONE YEAR OR  THROUGH FIVE  THROUGH TEN AFTER TEN
                              LESS         YEARS         YEARS      YEARS    TOTAL
                           ----------- -------------- ----------- --------- --------
                                                 (IN MILLIONS)
Interest rate swaps.......     $ 4,799        $18,744     $ 4,622   $ 7,904 $ 36,069
Interest rate floors......          --          8,890       1,400     3,000   13,290
Interest rate caps........       3,250         31,271       4,011        --   38,532
Interest rate futures.....       2,675             --          --        --    2,675
Interest rate options.....          65          4,159         400        --    4,624
Interest rate forwards....         580            265          --        --      845
Synthetic GICs............       4,454             --          --        --    4,454
Foreign currency swaps....         727          5,946       4,738     1,738   13,149
Foreign currency forwards.       1,919             16          20        59    2,014
Credit default swaps......         161          6,970         634        --    7,765
Credit forwards...........          20             --          --        --       20
Equity futures............          --             --          --        --       --
Equity options............         135             --          --        --      135
                           ----------- -------------- ----------- --------- --------
   Total..................     $18,785        $76,261     $15,825   $12,701 $123,572
                           =========== ============== =========== ========= ========

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

   The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

   Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

   Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company's investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps in the preceding table. Structured interest rate swaps are not designated as hedging instruments.

   The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

   In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

   Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options in the preceding table. The Company utilizes swaptions in non-qualifying hedging relationships.

   The Company writes covered call options on its portfolio of U.S. Treasury securities as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options in the preceding table. The Company utilizes covered call options in non-qualifying hedging relationships.

   The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

   A synthetic GIC is a contract that simulates the performance of a traditional guaranteed interest contract through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

   Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, net investment in foreign operations and non-qualifying hedging relationships.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in net investment in foreign operations and non-qualifying hedging relationships.

   Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

   Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

   The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

   In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

   Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

   Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Inter-Bank Offered Rate ("LIBOR"), calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

  HEDGING

   The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                    DECEMBER 31,
                                               -----------------------------------------------------------
                                                          2011                          2010
                                               ----------------------------- -----------------------------
                                                        ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
                                               NOTIONAL -------------------- NOTIONAL --------------------
DERIVATIVES DESIGNATED AS HEDGING INSTRUMENTS   AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
---------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                    (IN MILLIONS)
     Fair value hedges:
        Foreign currency swaps................  $ 2,622 $  312         $ 79   $ 3,737 $  572         $126
        Interest rate swaps...................    4,259  1,849           86     4,795    811          154
                                               -------- ------  -----------  -------- ------  -----------
            Subtotal..........................    6,881  2,161          165     8,532  1,383          280
                                               -------- ------  -----------  -------- ------  -----------
     Cash flow hedges:
        Foreign currency swaps................    5,135    314          160     4,487    193          212
        Interest rate swaps...................    2,875    852           --     2,602     95           71
        Interest rate forwards................      345     81           --       445     --           36
        Credit forwards.......................       20      4           --        90      2            3
                                               -------- ------  -----------  -------- ------  -----------
            Subtotal..........................    8,375  1,251          160     7,624    290          322
                                               -------- ------  -----------  -------- ------  -----------
           Total qualifying hedges............  $15,256 $3,412         $325   $16,156 $1,673         $602
                                               ======== ======  ===========  ======== ======  ===========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                 DECEMBER 31,
                                            -----------------------------------------------------------
                                                       2011                          2010
                                            ----------------------------- -----------------------------
                                                     ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL -------------------- NOTIONAL --------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                 (IN MILLIONS)
Interest rate swaps........................ $ 28,935 $1,908       $  866   $18,217 $  571       $  645
Interest rate floors.......................   13,290    789           14    13,290    460            4
Interest rate caps.........................   38,532     83           --    27,253    145           --
Interest rate futures......................    2,675      6            2     1,246      7           --
Interest rate options......................    4,624    326           --     5,680    107           23
Interest rate forwards.....................      500     --           14        --     --           --
Synthetic GICs.............................    4,454     --           --     4,397     --           --
Foreign currency swaps.....................    5,392    241          410     5,334    259          563
Foreign currency forwards..................    2,014     81           --     2,050     17           16
Credit default swaps.......................    7,765     90           81     6,792     72           79
Equity futures.............................       --     --           --         7     --           --
Equity options.............................      135     --           --       176     --           --
                                            -------- ------  -----------  -------- ------  -----------
   Total non-designated or non-qualifying
     derivatives........................... $108,316 $3,524       $1,387   $84,442 $1,638       $1,330
                                            ======== ======  ===========  ======== ======  ===========

  NET DERIVATIVE GAINS (LOSSES)

   The components of net derivative gains (losses) were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ----------------------
                                                    2011     2010    2009
                                                   ------   ------ --------
                                                       (IN MILLIONS)
       Derivatives and hedging gains (losses) (1). $2,040   $  353 $(2,842)
       Embedded derivatives.......................  (462)    (619)  (1,586)
                                                   ------   ------ --------
          Total net derivative gains (losses)..... $1,578   $(266) $(4,428)
                                                   ======   ====== ========

----------
(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents earned income on derivatives for the:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2011     2010    2009
                                                           -----    -----   -----
                                                             (IN MILLIONS)
    Qualifying hedges:
       Net investment income..............................  $ 96     $ 82   $  51
       Interest credited to policyholder account balances.   173      196     180
    Non-qualifying hedges:
       Net investment income..............................   (8)      (4)     (3)
       Net derivative gains (losses)......................   179       53    (51)
                                                           -----    -----   -----
           Total..........................................  $440     $327   $ 177
                                                           =====    =====   =====

  FAIR VALUE HEDGES

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments;
(ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table represents the amount of such net derivative gains (losses):

                                                               NET DERIVATIVE  NET DERIVATIVE INEFFECTIVENESS
                                                               GAINS (LOSSES)  GAINS (LOSSES)  RECOGNIZED IN
DERIVATIVES IN FAIR VALUE      HEDGED ITEMS IN FAIR VALUE        RECOGNIZED    RECOGNIZED FOR NET DERIVATIVE
HEDGING RELATIONSHIPS            HEDGING RELATIONSHIPS         FOR DERIVATIVES  HEDGED ITEMS  GAINS (LOSSES)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps:       Fixed maturity securities..........          $ (18)       $     18           $  --
                           PABs (1)...........................           1,019          (994)              25
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................               1              3               4
                           Foreign-denominated PABs (2).......              28           (55)            (27)
                                                               --------------- -------------- ---------------
   Total...................................................             $1,030       $(1,028)           $   2
                                                               ===============       ========           =====
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps:       Fixed maturity securities..........          $ (13)       $     15           $   2
                           PABs (1)...........................             153          (150)               3
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................              13           (13)              --
                           Foreign-denominated PABs (2).......              47           (34)              13
                                                               --------------- -------------- ---------------
   Total...................................................             $  200       $  (182)           $  18
                                                               ===============       ========           =====
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:       Fixed maturity securities..........          $   42       $   (35)           $   7
                           PABs (1)...........................           (956)            947             (9)
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................            (13)             10             (3)
                           Foreign-denominated PABs (2).......             351          (332)              19
                                                               --------------- -------------- ---------------
   Total...................................................             $(576)       $    590           $  14
                                                               ===============       ========           =====

----------
(1)Fixed rate liabilities.

(2)Fixed rate or floating rate liabilities.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

   The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments;
(ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities;
(iv) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (v) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring. The net amounts reclassified into net derivative gains (losses) for the years ended December 31, 2011,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010 and 2009 related to such discontinued cash flow hedges were gains (losses) of $3 million, $9 million and ($7) million, respectively.

   At December 31, 2011 and 2010, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed nine years and seven years, respectively.

   The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                                                       YEARS ENDED DECEMBER 31,
                                                                                       ------------------------
                                                                                        2011    2010     2009
                                                                                       ------   -----   ------
                                                                                          (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at January 1,.................. $   90   $(92)   $  137
Gains (losses) deferred in other comprehensive income (loss) on the effective portion
  of cash flow hedges.................................................................  1,231     134    (327)
Amounts reclassified to net derivative gains (losses).................................   (30)      46       93
Amounts reclassified to net investment income.........................................      2       3        7
Amounts reclassified to other expenses................................................     --     (1)       --
Amortization of transition adjustment.................................................     --      --      (2)
                                                                                         ------   -----  ------
Accumulated other comprehensive income (loss), balance at December 31,................ $1,293   $  90   $ (92)
                                                                                         ======   =====  ======

   At December 31, 2011, $26 million of deferred net gains (losses) on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                          AMOUNT OF GAINS             AMOUNT AND LOCATION
                                         (LOSSES) DEFERRED             OF GAINS (LOSSES)                AMOUNT AND LOCATION
                                       IN ACCUMULATED OTHER            RECLASSIFIED FROM                 OF GAINS (LOSSES)
DERIVATIVES IN CASH FLOW               COMPREHENSIVE INCOME     ACCUMULATED OTHER COMPREHENSIVE     RECOGNIZED IN INCOME (LOSS)
HEDGING RELATIONSHIPS                  (LOSS) ON DERIVATIVES    INCOME (LOSS) INTO INCOME (LOSS)          ON DERIVATIVES
-------------------------------------- --------------------- -------------------------------------- ---------------------------
                                                                                                     (INEFFECTIVE PORTION AND
                                                                                                       AMOUNT EXCLUDED FROM
                                        (EFFECTIVE PORTION)           (EFFECTIVE PORTION)             EFFECTIVENESS TESTING)
-                                      --------------------- -------------------------------------- ---------------------------
                                                             NET DERIVATIVE NET INVESTMENT  OTHER         NET DERIVATIVE
                                                             GAINS (LOSSES)     INCOME     EXPENSES       GAINS (LOSSES)
                                                             -------------- -------------- -------- ---------------------------
                                                                            (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps...................                $  919         $   --           $  1      $--                        $  1
Foreign currency swaps................                   166              7            (5)       --                           1
Interest rate forwards................                   128             22              2       --                           2
Credit forwards.......................                    18              1             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $1,231         $   30           $(2)      $--                        $  4
                                       ===================== ============== ============== ======== ===========================
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps...................                $   90         $   --           $ --      $ 1                        $  3
Foreign currency swaps................                    74           (56)            (6)       --                          --
Interest rate forwards................                  (35)             10              3       --                         (1)
Credit forwards.......................                     5             --             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $  134         $ (46)           $(3)      $ 1                        $  2
                                       ===================== ============== ============== ======== ===========================
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps...................                $ (47)         $   --           $ --      $--                        $(2)
Foreign currency swaps................                 (409)          (159)            (5)       --                         (1)
Interest rate forwards................                   130             66             --       --                          --
Credit forwards.......................                   (1)             --             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $(327)         $ (93)           $(5)      $--                        $(3)
                                       ===================== ============== ============== ======== ===========================

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

   The Company uses foreign exchange contracts, which may include foreign currency swaps, forwards and options, to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on these contracts based upon the change in forward rates. In addition, the Company may also use non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on non-derivative financial instruments based upon the change in spot rates.

   When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the effects of derivatives and non-derivative financial instruments in net investment hedging relationships in the consolidated statements of operations and the consolidated statements of equity:

                                                                                             AMOUNT AND LOCATION
                                                                                             OF GAINS (LOSSES)
                                                                                             RECLASSIFIED FROM ACCUMULATED
                                                                                             OTHER COMPREHENSIVE INCOME
                                                                                             (LOSS) INTO INCOME (LOSS)
                                                           AMOUNT OF GAINS (LOSSES)          (EFFECTIVE PORTION)
                                                           DEFERRED IN ACCUMULATED           -----------------------------
                                                           OTHER COMPREHENSIVE INCOME (LOSS)  NET INVESTMENT
                                                           (EFFECTIVE PORTION)                GAINS (LOSSES)
                                                           --------------------------------- -----------------------------
                                                           YEARS ENDED DECEMBER 31,          YEARS ENDED DECEMBER 31,
DERIVATIVES AND NON-DERIVATIVE HEDGING INSTRUMENTS IN NET  --------------------------------- -----------------------------
INVESTMENT HEDGING RELATIONSHIPS (1), (2)                  2011       2010       2009        2011      2010      2009
---------------------------------------------------------  ----       ----       -----       ----      ----     ------
                                                                    (IN MILLIONS)
           Foreign currency forwards......................  $--        $--       $  --        $--       $--     $ (59)
           Foreign currency swaps.........................   --         --        (18)         --        --       (63)
           Non-derivative hedging instruments.............   --         --        (37)         --        --       (11)
                                                           ----       ----       -----       ----      ----     ------
              Total.......................................  $--        $--       $(55)        $--       $--     $(133)
                                                           ====       ====       =====       ====      ====     ======

----------
(1)During the years ended December 31, 2011 and 2010, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive income (loss) into earnings. During the year ended
   December 31, 2009, the Company substantially liquidated, through assumption reinsurance, the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive income (loss) into earnings. See Note 2.

(2)There was no ineffectiveness recognized for the Company's hedges of net investments in foreign operations. All components of each derivative and non-derivative hedging instrument's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2011 and 2010, there was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income
(loss) related to hedges of net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

   The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures to economically hedge liabilities; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates;
(vii) credit default swaps, TRRs and structured interest rate swaps to synthetically create investments; (viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) credit default swaps held in relation to trading portfolios; (x) swaptions to hedge interest rate risk;
(xi) inflation swaps to reduce risk generated from inflation-indexed liabilities; (xii) covered call options for income generation; (xiii) synthetic GICs; and (xiv) equity options to economically hedge certain invested assets against adverse changes in equity indices.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                    NET          NET
                                                 DERIVATIVE   INVESTMENT
                                               GAINS (LOSSES) INCOME (1)
                                               -------------- ----------
                                                     (IN MILLIONS)
        FOR THE YEAR ENDED DECEMBER 31, 2011:
        Interest rate swaps...................       $  1,073      $  --
        Interest rate floors..................            319         --
        Interest rate caps....................          (185)         --
        Interest rate futures.................            240         --
        Foreign currency swaps................             72         --
        Foreign currency forwards.............             31         --
        Equity options........................             --       (14)
        Interest rate options.................            246         --
        Interest rate forwards................           (14)         --
        Swap spreadlocks......................             --         --
        Credit default swaps..................             13          5
        Total rate of return swaps............             --         --
                                               -------------- ----------
         Total................................       $  1,795      $ (9)
                                               ============== ==========
        FOR THE YEAR ENDED DECEMBER 31, 2010:
        Interest rate swaps...................       $     74      $  --
        Interest rate floors..................             95         --
        Interest rate caps....................          (165)         --
        Interest rate futures.................            108         --
        Foreign currency swaps................            118         --
        Foreign currency forwards.............           (12)         --
        Equity options........................            (2)       (17)
        Interest rate options.................             30         --
        Interest rate forwards................              7         --
        Swap spreadlocks......................             --         --
        Credit default swaps..................             28        (2)
        Total rate of return swaps............             15         --
                                               -------------- ----------
         Total................................       $    296      $(19)
                                               ============== ==========
        FOR THE YEAR ENDED DECEMBER 31, 2009:
        Interest rate swaps...................       $  (880)      $  --
        Interest rate floors..................          (514)         --
        Interest rate caps....................             27         --
        Interest rate futures.................          (155)         --
        Foreign currency swaps................          (584)         --
        Foreign currency forwards.............          (151)         --
        Equity options........................              2        (2)
        Interest rate options.................          (379)         --
        Interest rate forwards................            (7)         --
        Swap spreadlocks......................           (38)         --
        Credit default swaps..................          (195)       (11)
        Total rate of return swaps............             63         --
                                               -------------- ----------
         Total................................       $(2,811)      $(13)
                                               ============== ==========

----------
(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

                     \METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CREDIT DERIVATIVES

   In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $5.4 billion and $4.2 billion at December 31, 2011 and 2010, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2011, the Company would have paid $29 million to terminate all of these contracts, and at December 31, 2010, the Company would have received
$49 million to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                              DECEMBER 31,
                                              -----------------------------------------------------------------------------
                                                               2011                                   2010
                                              -------------------------------------- --------------------------------------
                                                            MAXIMUM                                MAXIMUM
                                              ESTIMATED      AMOUNT                  ESTIMATED      AMOUNT
                                              FAIR VALUE   OF FUTURE      WEIGHTED   FAIR VALUE   OF FUTURE      WEIGHTED
                                              OF CREDIT  PAYMENTS UNDER   AVERAGE    OF CREDIT  PAYMENTS UNDER   AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED        DEFAULT   CREDIT DEFAULT   YEARS TO    DEFAULT   CREDIT DEFAULT   YEARS TO
CREDIT OBLIGATIONS (1)                          SWAPS      SWAPS (2)    MATURITY (3)   SWAPS      SWAPS (2)    MATURITY (3)
--------------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                    (IN MILLIONS)                          (IN MILLIONS)
Aaa/Aa/A
Single name credit default swaps (corporate).      $   3         $  488          3.1        $ 4         $  423          3.9
Credit default swaps referencing indices.....        (1)          2,150          3.0         34          2,247          3.7
                                              ---------- --------------              ---------- --------------
  Subtotal...................................          2          2,638          3.0         38          2,670          3.7
                                              ---------- --------------              ---------- --------------
Baa
Single name credit default swaps (corporate).       (10)            750          3.6          5            730          4.4
Credit default swaps referencing indices.....       (19)          1,959          4.9          6            728          5.0
                                              ---------- --------------              ---------- --------------
  Subtotal...................................       (29)          2,709          4.5         11          1,458          4.7
                                              ---------- --------------              ---------- --------------
Ba
Single name credit default swaps (corporate).         --             25          3.5         --             25          4.4
Credit default swaps referencing indices.....         --             --           --         --             --           --
                                              ---------- --------------              ---------- --------------
  Subtotal...................................         --             25          3.5         --             25          4.4
                                              ---------- --------------              ---------- --------------
B
Single name credit default swaps (corporate).         --             --           --         --             --           --
Credit default swaps referencing indices.....        (2)             25          4.8         --             --           --
                                              ---------- --------------              ---------- --------------
  Subtotal...................................        (2)             25          4.8         --             --           --
                                              ---------- --------------              ---------- --------------
   Total.....................................      $(29)         $5,397          3.8        $49         $4,153          4.1
                                              ========== ==============              ========== ==============

----------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

   The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $5.4 billion and $4.2 billion from the table above were $80 million and $120 million at December 31, 2011 and 2010, respectively.

  CREDIT RISK ON FREESTANDING DERIVATIVES

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

   The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

   The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivative instruments. At December 31, 2011 and 2010, the Company was obligated to return cash collateral under its control of $4.4 billion and $1.0 billion, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2011 and 2010, the Company had received collateral consisting of various securities with a fair market value of $768 million and $501 million, respectively, which were held in separate custodial accounts. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2011, none of the collateral had been sold or repledged.

   The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

   The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                   ESTIMATED FAIR VALUE OF FAIR VALUE OF INCREMENTAL COLLATERAL
                                                    COLLATERAL PROVIDED:              PROVIDED UPON:
-                                                  ----------------------- ------------------------------------
                                                                                          DOWNGRADE IN THE
                                                                           ONE NOTCH  COMPANY'S CREDIT RATING
                                                                           DOWNGRADE  TO A LEVEL THAT TRIGGERS
                                    ESTIMATED                               IN THE         FULL OVERNIGHT
                                FAIR VALUE (1) OF                          COMPANY'S    COLLATERALIZATION OR
                                DERIVATIVES IN NET FIXED MATURITY           CREDIT          TERMINATION
                                LIABILITY POSITION SECURITIES (2) CASH (3)  RATING   OF THE DERIVATIVE POSITION
-                               ------------------ -------------- -------- --------- --------------------------
                                                                 (IN MILLIONS)
DECEMBER 31, 2011:
Derivatives subject to credit-
  contingent provisions........               $151           $ 94      $--       $25                       $ 64
Derivatives not subject to
  credit-contingent provisions.                 --             --       --        --                         --
                                ------------------ -------------- -------- --------- --------------------------
 Total.........................               $151           $ 94      $--       $25                       $ 64
                                ================== ============== ======== ========= ==========================
DECEMBER 31, 2010:
Derivatives subject to credit-
  contingent provisions........               $243           $120      $--       $35                       $110
Derivatives not subject to
  credit-contingent provisions.                  1             --        1        --                         --
                                ------------------ -------------- -------- --------- --------------------------
 Total.........................               $244           $120      $ 1       $35                       $110
                                ================== ============== ======== ========= ==========================

----------
(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

(3)Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

   Without considering the effect of netting agreements, the estimated fair value of the Company's OTC derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2011 was $216 million. At December 31, 2011, the Company provided collateral of $94 million in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and (ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2011 would be $122 million. This amount does not consider gross derivative assets of $65 million for which the Company has the contractual right of offset.

   The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2011 and 2010, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2011 and 2010, the Company provided cash collateral for exchange-traded futures of $37 million and $21 million, respectively, which is included in premiums, reinsurance and other receivables.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  EMBEDDED DERIVATIVES

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and options embedded in debt or equity securities.

   The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                DECEMBER 31,
                                                                ------------
                                                                 2011   2010
                                                                ------  -----
                                                                (IN MILLIONS)
   Net embedded derivatives within asset host contracts:
    Ceded guaranteed minimum benefits.......................... $1,163  $ 295
    Options embedded in debt or equity securities..............   (15)   (24)
                                                                ------  -----
      Net embedded derivatives within asset host contracts..... $1,148  $ 271
                                                                ======  =====
   Net embedded derivatives within liability host contracts:
    Direct guaranteed minimum benefits......................... $  307  $(77)
    Funds withheld on ceded reinsurance........................  1,646    754
    Other......................................................     17     11
                                                                ------  -----
      Net embedded derivatives within liability host contracts. $1,970  $ 688
                                                                ======  =====

   The following table presents changes in estimated fair value related to embedded derivatives:

                                                 YEARS ENDED DECEMBER 31,
                                                 ----------------------
                                                  2011     2010    2009
                                                 ------   ------ --------
                                                     (IN MILLIONS)
         Net derivative gains (losses) (1), (2). $(462)   $(619) $(1,586)

----------

(1)The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were $88 million, ($43) million and ($380) million for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($219) million, $82 million and $624 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(2)See Note 9 for discussion of affiliated net derivative gains (losses) included in the table above.

5.  FAIR VALUE

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

   The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                                   DECEMBER 31, 2011
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..................................            $    --          $ 56,777      $ 4,919  $ 61,696
  Foreign corporate securities...............................                 --            26,888        2,258    29,146
  U.S. Treasury and agency securities........................             11,450            14,369           25    25,844
  RMBS.......................................................                 --            25,028          691    25,719
  CMBS.......................................................                 --             8,886          219     9,105
  ABS........................................................                 --             5,440        1,146     6,586
  State and political subdivision securities.................                 --             6,182           --     6,182
  Foreign government securities..............................                 --             3,609          291     3,900
                                                              ------------------ ----------------- ------------ ---------
   Total fixed maturity securities...........................             11,450           147,179        9,549   168,178
                                                              ------------------ ----------------- ------------ ---------
Equity securities:
  Common stock...............................................                 79               673          104       856
  Non-redeemable preferred stock.............................                 --               129          293       422
                                                              ------------------ ----------------- ------------ ---------
   Total equity securities...................................                 79               802          397     1,278
                                                              ------------------ ----------------- ------------ ---------
Trading and other securities:
  Actively Traded Securities.................................                 --               473           --       473
  FVO general account securities.............................                 --                93           14       107
  FVO securities held by CSEs................................                 --               117           --       117
                                                              ------------------ ----------------- ------------ ---------
   Total trading and other securities........................                 --               683           14       697
                                                              ------------------ ----------------- ------------ ---------
Short-term investments (1)...................................              1,641             4,364          134     6,139
Derivative assets: (2)
  Interest rate contracts....................................                  6             5,807           81     5,894
  Foreign currency contracts.................................                 --               892           56       948
  Credit contracts...........................................                 --                71           23        94
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative assets...................................                  6             6,770          160     6,936
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within asset host contracts (3).....                 --                --        1,163     1,163
Separate account assets (4)..................................             22,445            83,151        1,082   106,678
                                                              ------------------ ----------------- ------------ ---------
    Total assets.............................................            $35,621          $242,949      $12,499  $291,069
                                                              ================== ================= ============ =========
LIABILITIES:
Derivative liabilities: (2)
  Interest rate contracts....................................            $     2          $    966      $    14  $    982
  Foreign currency contracts.................................                 --               649           --       649
  Credit contracts...........................................                 --                59           22        81
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative liabilities..............................                  2             1,674           36     1,712
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within liability host contracts (3).                 --                17        1,953     1,970
Long-term debt of CSEs.......................................                 --                --          116       116
Trading liabilities (5)......................................                124                 3           --       127
                                                              ------------------ ----------------- ------------ ---------
    Total liabilities........................................            $   126          $  1,694      $ 2,105  $  3,925
                                                              ================== ================= ============ =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                                   DECEMBER 31, 2010
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..................................            $    --          $ 48,064      $ 5,063  $ 53,127
  Foreign corporate securities...............................                 --            27,771        2,796    30,567
  U.S. Treasury and agency securities........................              7,728            13,205           44    20,977
  RMBS.......................................................                274            28,420        1,985    30,679
  CMBS.......................................................                 --             9,540          161     9,701
  ABS........................................................                 --             4,929        1,514     6,443
  State and political subdivision securities.................                 --             4,583            1     4,584
  Foreign government securities..............................                 --             3,286          171     3,457
                                                              ------------------ ----------------- ------------ ---------
   Total fixed maturity securities...........................              8,002           139,798       11,735   159,535
                                                              ------------------ ----------------- ------------ ---------
Equity securities:
  Common stock...............................................                176               717           79       972
  Non-redeemable preferred stock.............................                 --               216          633       849
                                                              ------------------ ----------------- ------------ ---------
   Total equity securities...................................                176               933          712     1,821
                                                              ------------------ ----------------- ------------ ---------
Trading and other securities:
  Actively Traded Securities.................................                 --               453           10       463
  FVO general account securities.............................                 --                21           50        71
  FVO securities held by CSEs................................                 --               201           --       201
                                                              ------------------ ----------------- ------------ ---------
   Total trading and other securities........................                 --               675           60       735
                                                              ------------------ ----------------- ------------ ---------
Short-term investments (1)...................................              1,001               845          379     2,225
Derivative assets: (2)
  Interest rate contracts....................................                  7             2,175           14     2,196
  Foreign currency contracts.................................                 --               995           46     1,041
  Credit contracts...........................................                 --                35           39        74
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative assets...................................                  7             3,205           99     3,311
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within asset host contracts (3).....                 --                --          295       295
Separate account assets (4)..................................             19,550            76,770        1,509    97,829
                                                              ------------------ ----------------- ------------ ---------
    Total assets.............................................            $28,736          $222,226      $14,789  $265,751
                                                              ================== ================= ============ =========
LIABILITIES:
Derivative liabilities: (2)
  Interest rate contracts....................................            $    --          $    896      $    37  $    933
  Foreign currency contracts.................................                 --               917           --       917
  Credit contracts...........................................                 --                76            6        82
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative liabilities..............................                 --             1,889           43     1,932
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within liability host contracts (3).                 --                11          677       688
Long-term debt of CSEs.......................................                 --                --          184       184
Trading liabilities (5)......................................                 46                --           --        46
                                                              ------------------ ----------------- ------------ ---------
    Total liabilities........................................            $    46          $  1,900      $   904  $  2,850
                                                              ================== ================= ============ =========

----------
(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented in the consolidated balance sheets within PABs and other liabilities. At December 31, 2011, fixed maturity securities and equity securities also included embedded derivatives of less than $1 million and ($15) million, respectively. At December 31, 2010, fixed maturity securities and equity securities included embedded derivatives of $1 million and ($25) million, respectively.

(4)Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities in the consolidated balance sheets.

   See Note 3 for discussion of CSEs included in the tables above and for certain prior year amounts which have been reclassified to conform with the 2011 presentation.

   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   When available, the estimated fair value of the Company's fixed maturity securities, equity securities, trading and other securities and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

   When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

   The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

   When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

market participants would use when pricing such securities and are considered appropriate given the circumstances.

   The estimated fair value of FVO securities held by CSEs is determined on a basis consistent with the methodologies described herein for fixed maturity securities and equity securities. The Company consolidates certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and other securities.

   The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

   Most inputs for OTC derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Embedded Derivatives Within Asset and Liability Host Contracts

   Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees and certain funding agreements with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

   The fair value of these guarantees is estimated using the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates.

   The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs.

   The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including an adjustment for nonperformance risk. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Separate Account Assets

   Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Long-term Debt of CSEs

   The Company has elected the FVO for the long-term debt of CSEs. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Trading Liabilities

   Trading liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. The estimated fair value of trading liabilities is determined on a basis consistent with the methodologies described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments."

   VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

   A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

   The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

   While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect management's own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

   These securities are comprised of U.S. Treasury and agency securities, RMBS principally to-be-announced securities, exchange traded common stock and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Derivative Assets and Derivative Liabilities

   These assets and liabilities are comprised of exchange-traded derivatives. Valuation of these assets and liabilities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Separate Account Assets

   These assets are comprised of (i) securities that are similar in nature to the fixed maturity securities, equity securities and short-term investments referred to above; and (ii) certain exchange-traded derivatives, including financial futures and owned options. Valuation of these assets is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 2 securities described below.

   U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

   Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

   Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Common and non-redeemable preferred stock. These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

  Derivative Assets and Derivative Liabilities

   This level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

  Interest rate contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and repurchase rates.

   Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

  Foreign currency contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

  Credit contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

  Equity market contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels and dividend yield curves.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

  Embedded Derivatives Contained in Certain Funding Agreements

   These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the spot equity and bond index level.

  Separate Account Assets

   These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities, short-term investments and derivative assets referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

   In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in Level 2 Measurements. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

   U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

   Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and RMBS supported by sub-prime mortgage loans included in this level are valued based on inputs including

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

   Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

   Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

  Derivative Assets and Derivative Liabilities

   These derivatives are principally valued using an income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

  Interest rate contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

    Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and interest rate volatility.

  Foreign currency contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and cross currency basis curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Credit contracts.

    Non-option-based -- Significant unobservable inputs may include credit spreads, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Equity market contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves and equity volatility.

  Direct Guaranteed Minimum Benefits

   These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

  Reinsurance Ceded on Certain Guaranteed Minimum Benefits

   These embedded derivatives are principally valued using an income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those previously described under "Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

  Embedded Derivatives Within Funds Withheld Related to Certain Ceded
  Reinsurance

   These embedded derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Separate Account Assets

   These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities and derivative assets referred to above. Separate account assets within this level also include mortgage loans and other limited partnership interests. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

  Long-term Debt of CSEs

   The estimated fair value of the long-term debt of the Company's CSEs are priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived from or corroborated by observable market data.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


TRANSFERS BETWEEN LEVELS 1 AND 2:

   During the years ended December 31, 2011 and 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

   Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the years ended December 31, 2011 and 2010 are summarized below.

   Transfers into Level 3 were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade), which have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value.

   During the year ended December 31, 2011, transfers into Level 3 for fixed maturity securities of $299 million and for separate account assets of $18 million, were principally comprised of certain U.S. and foreign corporate securities. During the year ended December 31, 2010, transfers into Level 3 for fixed maturity securities of $1.3 billion and for separate account assets of $46 million, were principally comprised of certain U.S. and foreign corporate securities.

   Transfers out of Level 3 resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

   During the year ended December 31, 2011, transfers out of Level 3 for fixed maturity securities of $3.1 billion and for separate account assets of $252 million, were principally comprised of certain RMBS, U.S. and foreign corporate securities, and ABS. During the year ended December 31, 2010, transfers out of Level 3 for fixed maturity securities of $1.1 billion and for separate account assets of $231 million, were principally comprised of certain U.S. and foreign corporate securities, RMBS, ABS and foreign government securities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective time periods:

                                                  FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                               -----------------------------------------------------------------------------
                                                                        FIXED MATURITY SECURITIES:
                                               -----------------------------------------------------------------------------
                                                                        U.S.                           STATE AND
                                                  U.S.     FOREIGN    TREASURY                         POLITICAL   FOREIGN
                                               CORPORATE  CORPORATE  AND AGENCY                       SUBDIVISION GOVERNMENT
                                               SECURITIES SECURITIES SECURITIES   RMBS   CMBS   ABS   SECURITIES  SECURITIES
                                               ---------- ---------- ---------- -------- ----- ------ ----------- ----------
                                                                               (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,...........................     $5,063   $  2,796      $  44 $  1,985 $ 161 $1,514        $  1      $ 171
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
   Net investment income......................          4          7         --       10    --      2          --          6
   Net investment gains (losses)..............       (15)         16         --     (10)   (1)   (12)          --         --
   Net derivative gains (losses)..............         --         --         --       --    --     --          --         --
 Other comprehensive income (loss)............        258       (24)          2     (52)    28     42          --         17
Purchases (3).................................        789        915         --       78   106    670          --        118
Sales (3).....................................      (653)    (1,129)        (1)    (127)  (86)  (370)          --       (21)
Issuances (3).................................         --         --         --       --    --     --          --         --
Settlements (3)...............................         --         --         --       --    --     --          --         --
Transfers into Level 3 (4)....................        122        155         --       --    11     11          --         --
Transfers out of Level 3 (4)..................      (649)      (478)       (20)  (1,193)    --  (711)         (1)         --
                                               ---------- ---------- ---------- -------- ----- ------ ----------- ----------
Balance, December 31,.........................     $4,919   $  2,258      $  25 $    691 $ 219 $1,146        $ --      $ 291
                                               ========== ========== ========== ======== ===== ====== =========== ==========
Changes in unrealized gains (losses) relating
 to assets and liabilities still held at
 December 31, 2011 included in earnings:
   Net investment income......................     $    4   $      5      $  -- $     11 $  -- $    2        $ --      $   5
   Net investment gains (losses)..............     $ (27)   $   (22)      $  -- $   (10) $  -- $  (9)        $ --      $  --
   Net derivative gains (losses)..............     $   --   $     --      $  -- $     -- $  -- $   --        $ --      $  --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              -------------------------------------------------------------------------
                                              EQUITY SECURITIES:    TRADING AND OTHER SECURITIES:
                                              --------------------- --------------------------
                                                          NON-                         FVO
                                                       REDEEMABLE    ACTIVELY        GENERAL                    SEPARATE
                                              COMMON   PREFERRED      TRADED         ACCOUNT      SHORT-TERM    ACCOUNT
                                              STOCK      STOCK      SECURITIES      SECURITIES    INVESTMENTS  ASSETS (5)
                                              ------   ----------   ----------      ----------    -----------  ----------
                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..........................  $  79       $  633         $ 10           $  50         $  379      $1,509
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................     --           --           --             (6)              1          --
  Net investment gains (losses)..............     11         (45)           --              --            (1)         101
  Net derivative gains (losses)..............     --           --           --              --             --          --
 Other comprehensive income (loss)...........     11            1           --              --             --          --
Purchases (3)................................     22            2           --              --            134         188
Sales (3)....................................   (20)        (298)          (8)            (30)          (379)       (482)
Issuances (3)................................     --           --           --              --             --          --
Settlements (3)..............................     --           --           --              --             --          --
Transfers into Level 3 (4)...................      1           --           --              --             --          18
Transfers out of Level 3 (4).................     --           --          (2)              --             --       (252)
                                              ------   ----------   ----------      ----------    -----------  ----------
Balance, December 31,........................  $ 104       $  293         $ --           $  14         $  134      $1,082
                                              ======   ==========   ==========      ==========    ===========  ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2011 included in
 earnings:
  Net investment income......................  $  --       $   --         $ --           $ (6)         $    1      $   --
  Net investment gains (losses)..............  $ (6)       $ (16)         $ --           $  --         $  (1)      $   --
  Net derivative gains (losses)..............  $  --       $   --         $ --           $  --         $   --      $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              --------------------------------------------------------------------
                                                       NET DERIVATIVES: (6)
                                              ---------------------------------------
                                              INTEREST      FOREIGN             EQUITY         NET
                                                RATE       CURRENCY   CREDIT    MARKET      EMBEDDED      LONG-TERM
                                              CONTRACTS    CONTRACTS CONTRACTS CONTRACTS DERIVATIVES (7) DEBT OF CSES
                                              ---------    --------- --------- --------- --------------- ------------
                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..........................     $(23)          $46     $  33       $--          $(382)       $(184)
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................        --           --        --        --              --           --
  Net investment gains (losses)..............        --           --        --        --              --          (8)
  Net derivative gains (losses)..............       (7)           10      (33)        --           (458)           --
 Other comprehensive income (loss)...........       130           --        14        --              --           --
Purchases (3)................................        --           --        --        --              --           --
Sales (3)....................................        --           --        --        --              --           --
Issuances (3)................................        --           --       (2)        --              --           --
Settlements (3)..............................      (33)           --      (11)        --              50           76
Transfers into Level 3 (4)...................        --           --        --        --              --           --
Transfers out of Level 3 (4).................        --           --        --        --              --           --
                                              ---------    --------- --------- --------- --------------- ------------
Balance, December 31,........................     $  67          $56     $   1       $--          $(790)       $(116)
                                              =========    ========= ========= ========= =============== ============
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2011 included in
 earnings:
  Net investment income......................     $  --          $--     $  --       $--          $   --       $   --
  Net investment gains (losses)..............     $  --          $--     $  --       $--          $   --       $  (8)
  Net derivative gains (losses)..............     $(13)          $10     $(32)       $--          $(454)       $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              ---------------------------------------------------------------------------
                                                                      FIXED MATURITY SECURITIES:
                                              ---------------------------------------------------------------------------
                                                                       U.S.                         STATE AND
                                                 U.S.     FOREIGN    TREASURY                       POLITICAL   FOREIGN
                                              CORPORATE  CORPORATE  AND AGENCY                     SUBDIVISION GOVERNMENT
                                              SECURITIES SECURITIES SECURITIES  RMBS  CMBS   ABS   SECURITIES  SECURITIES
                                              ---------- ---------- ---------- ------ ----- ------ ----------- ----------
                                                                             (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................     $4,674     $3,456        $-- $2,290 $  87 $  958       $  20     $  249
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................         17        (1)         --     63     2      5          --          5
  Net investment gains (losses)..............       (10)       (32)         --   (47)   (2)   (33)          --        (1)
  Net derivative gains (losses)..............         --         --         --     --    --     --          --         --
 Other comprehensive income (loss)...........        184        179         --    234    50    113          --         16
Purchases, sales, issuances and settlements
 (3).........................................      (400)      (709)         22  (420)  (21)    581           2         15
Transfers into Level 3 (4)...................        751        351         22     57    45     29          --         --
Transfers out of Level 3 (4).................      (153)      (448)         --  (192)    --  (139)        (21)      (113)
                                              ---------- ---------- ---------- ------ ----- ------ ----------- ----------
Balance, December 31,........................     $5,063     $2,796        $44 $1,985 $ 161 $1,514       $   1     $  171
                                              ========== ========== ========== ====== ===== ====== =========== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................     $    8     $  (2)        $-- $   62 $   1 $    5       $  --     $    5
  Net investment gains (losses)..............     $ (32)     $ (43)        $-- $ (26) $ (2) $ (23)       $  --     $   --
  Net derivative gains (losses)..............     $   --     $   --        $-- $   -- $  -- $   --       $  --     $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              -------------------------------------------------------------------------
                                              EQUITY SECURITIES:    TRADING AND OTHER SECURITIES:
                                              --------------------- --------------------------
                                                          NON-                         FVO
                                                       REDEEMABLE    ACTIVELY        GENERAL                    SEPARATE
                                              COMMON   PREFERRED      TRADED         ACCOUNT      SHORT-TERM    ACCOUNT
                                              STOCK      STOCK      SECURITIES      SECURITIES    INVESTMENTS  ASSETS (5)
                                              ------   ----------   ----------      ----------    -----------  ----------
                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................   $ 64       $  793        $  32           $  51           $  8      $1,583
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................     --           --           --              10              1          --
  Net investment gains (losses)..............    (1)           30           --              --             --         142
  Net derivative gains (losses)..............     --           --           --              --             --          --
 Other comprehensive income (loss)...........     --            2           --              --             --          --
Purchases, sales, issuances and settlements
 (3).........................................     16        (192)         (22)            (30)            370        (31)
Transfers into Level 3 (4)...................      1           --           --              37             --          46
Transfers out of Level 3 (4).................    (1)           --           --            (18)             --       (231)
                                              ------   ----------   ----------      ----------    -----------  ----------
Balance, December 31,........................   $ 79       $  633        $  10           $  50           $379      $1,509
                                              ======   ==========   ==========      ==========    ===========  ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................   $ --       $   --        $  --           $  13           $  1      $   --
  Net investment gains (losses)..............   $(2)       $  (3)        $  --           $  --           $ --      $   --
  Net derivative gains (losses)..............   $ --       $   --        $  --           $  --           $ --      $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              ------------------------------------------------------------------------
                                                       NET DERIVATIVES: (6)
                                              ---------------------------------------
                                              INTEREST   FOREIGN             EQUITY         NET
                                                RATE    CURRENCY   CREDIT    MARKET      EMBEDDED        LONG-TERM
                                              CONTRACTS CONTRACTS CONTRACTS CONTRACTS DERIVATIVES (7) DEBT OF CSES (8)
                                              --------- --------- --------- --------- --------------- ----------------
                                                                           (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................     $  --     $  53      $ 37      $  2          $  166           $   --
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................        --        --        --        --              --               --
  Net investment gains (losses)..............        --        --        --        --              --               48
  Net derivative gains (losses)..............        23        28         2       (2)           (588)               --
 Other comprehensive income (loss)...........      (36)        --         1        --              --               --
Purchases, sales, issuances and settlements
 (3).........................................      (10)      (35)       (7)        --              40            (232)
Transfers into Level 3 (4)...................        --        --        --        --              --               --
Transfers out of Level 3 (4).................        --        --        --        --              --               --
                                              --------- --------- --------- --------- --------------- ----------------
Balance, December 31,........................     $(23)     $  46      $ 33      $ --          $(382)           $(184)
                                              ========= ========= ========= ========= =============== ================
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................     $  --     $  --      $ --      $ --          $   --           $   --
  Net investment gains (losses)..............     $  --     $  --      $ --      $ --          $   --           $   48
  Net derivative gains (losses)..............     $  23     $  21      $  3      $(2)          $(584)           $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              --------------------------------------------------------------------------
                                                                      FIXED MATURITY SECURITIES:
                                              --------------------------------------------------------------------------
                                                                       U.S.                        STATE AND
                                                 U.S.     FOREIGN    TREASURY                      POLITICAL   FOREIGN
                                              CORPORATE  CORPORATE  AND AGENCY                    SUBDIVISION GOVERNMENT
                                              SECURITIES SECURITIES SECURITIES  RMBS  CMBS   ABS  SECURITIES  SECURITIES
                                              ---------- ---------- ---------- ------ ----- ----- ----------- ----------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..........................   $  5,089     $3,367      $  48 $1,077 $ 138 $ 783       $  76      $ 202
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................         12        (8)         --     36    --     2          --          3
  Net investment gains (losses)..............      (288)      (202)         --   (22)     6  (44)          --        (1)
  Net derivative gains (losses)..............         --         --         --     --    --    --          --         --
 Other comprehensive income (loss)...........        572      1,156         --    148     4   213           1         18
Purchases, sales, issuances and settlements
 (3).........................................    (1,002)      (614)       (27)  1,104  (38)  (31)        (15)         66
Transfers into and/or out of Level 3 (4).....        291      (243)       (21)   (53)  (23)    35        (42)       (39)
                                              ---------- ---------- ---------- ------ ----- ----- ----------- ----------
Balance, December 31,........................   $  4,674     $3,456      $  -- $2,290 $  87 $ 958       $  20      $ 249
                                              ========== ========== ========== ====== ===== ===== =========== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2009 included in
 earnings:
  Net investment income......................   $     11     $  (7)      $  -- $   36 $  -- $   2       $  --      $   3
  Net investment gains (losses)..............   $  (281)     $(106)      $  -- $ (41) $ (5) $(50)       $  --      $  --
  Net derivative gains (losses)..............   $     --     $   --      $  -- $   -- $  -- $  --       $  --      $  --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                         -----------------------------------------------------------------------------------
                                         EQUITY SECURITIES:
                                         -----------------
                                                    NON-                 TRADING
                                                 REDEEMABLE                AND                           NET        SEPARATE
                                         COMMON  PREFERRED  SHORT-TERM    OTHER          NET          EMBEDDED      ACCOUNT
                                         STOCK     STOCK    INVESTMENTS SECURITIES DERIVATIVES (6) DERIVATIVES (7) ASSETS (5)
                                         ------  ---------- ----------- ---------- --------------- --------------- ----------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,.....................   $ 59      $  918       $  75      $ 116           $(19)        $  1,702     $1,486
Total realized/unrealized gains
 (losses) included in:
 Earnings: (1), (2)
  Net investment income.................     --          --          --         16              --              --         --
  Net investment gains (losses).........    (2)       (251)         (9)         --              --              --      (221)
  Net derivative gains (losses).........     --          --          --         --              35         (1,570)         --
 Other comprehensive income (loss)......    (2)         355          --         --             (1)              --         --
Purchases, sales, issuances, and
 settlements (3)........................      9       (190)        (53)       (49)              79              34        452
Transfers into and/or out of Level 3 (4)     --        (39)         (5)         --             (2)              --      (134)
                                         ------  ---------- ----------- ---------- --------------- --------------- ----------
Balance, December 31,...................   $ 64      $  793       $   8      $  83           $  92        $    166     $1,583
                                         ======  ========== =========== ========== =============== =============== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities
 still held at December 31, 2009
 included in earnings:
  Net investment income.................   $ --      $   --       $  --      $  15           $  --        $     --     $   --
  Net investment gains (losses).........   $(1)      $(128)       $  --      $  --           $  --        $     --     $   --
  Net derivative gains (losses).........   $ --      $   --       $  --      $  --           $  96        $(1,568)     $   --

----------
(1)Amortization of premium/discount is included within net investment income. Impairments charged to earnings on securities are included within net investment gains (losses). Lapses associated with embedded derivatives are included within net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For the year ended December 31, 2011, fees attributed to net embedded derivatives are included within settlements. For the years ended December 31, 2010 and 2009, fees attributed to net embedded derivatives are included within purchases, sales, issuances and settlements.

(4)Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and/or out of Level 3 in the same period are excluded from the rollforward.

(5)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(6)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(7)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(8)The long-term debt of the CSEs at January 1, 2010 is reported within the purchases, sales, issuances and settlements caption of the rollforward.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Assets and Liabilities Held by CSEs

   The Company has elected the FVO for the following assets and liabilities held by CSEs: securities and long-term debt. Information on the estimated fair value of the securities classified as trading and other securities is presented in Note 3. The following table presents the long-term debt carried under the FVO related to securities classified as trading and other securities at:

                                                                    DECEMBER 31,
                                                                    -------------
                                                                    2011   2010
                                                                    -----  -----
                                                                    (IN MILLIONS)
 Contractual principal balance..................................... $ 138  $ 214
 Excess of contractual principal balance over estimated fair value.  (22)   (30)
                                                                    -----  -----
  Carrying value at estimated fair value........................... $ 116  $ 184
                                                                    =====  =====

   Interest income on securities classified as trading and other securities held by CSEs is recorded in net investment income. Interest expense on long-term debt of CSEs is recorded in other expenses. Gains and losses from initial measurement, subsequent changes in estimated fair value and gains or losses on sales of long-term debt are recognized in net investment gains (losses). See Note 3.

  NON-RECURRING FAIR VALUE MEASUREMENTS

   Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                                        YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------
                                               2011                               2010                               2009
                                ---------------------------------- ---------------------------------- -----------------------
                                 CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED
                                   VALUE       FAIR     INVESTMENT    VALUE       FAIR     INVESTMENT    VALUE       FAIR
                                 PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER
                                MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT
                                ----------- ----------- ---------- ----------- ----------- ---------- ----------- -----------
                                                                             (IN MILLIONS)
Mortgage loans, net (1)........        $168        $143      $(25)        $176        $160      $(16)        $248        $168
Other limited partnership
 interests (2).................        $ 11        $  8      $ (3)        $  3        $  1      $ (2)        $805        $517
Real estate joint ventures (3).        $ --        $ --      $  --        $  8        $  3      $ (5)        $ 80        $ 43

                                -----------

                                -----------
                                   NET
                                INVESTMENT
                                  GAINS
                                 (LOSSES)
                                ----------

Mortgage loans, net (1)........     $ (80)
Other limited partnership
 interests (2).................     $(288)
Real estate joint ventures (3).     $ (37)

----------
(1)Mortgage loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized and are reported as losses above. Subsequent improvements in estimated fair value on previously impaired loans recorded through a reduction in the previously established valuation allowance are reported as gains above. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value and decreases in previous impairments from subsequent improvements in estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

(2)Other limited partnership interests -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments using certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments were $1 million and $11 million at December 31, 2011 and 2010, respectively.

(3)Real estate joint ventures -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. There were no unfunded commitments for these investments at December 31, 2011. Unfunded commitments for these investments were $3 million at December 31, 2010.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  FAIR VALUE OF FINANCIAL INSTRUMENTS

   Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                          DECEMBER 31,
                                                     -------------------------------------------------------
                                                                2011                        2010
                                                     --------------------------- ---------------------------
                                                                       ESTIMATED                   ESTIMATED
                                                     NOTIONAL CARRYING   FAIR    NOTIONAL CARRYING   FAIR
                                                      AMOUNT   VALUE     VALUE    AMOUNT   VALUE     VALUE
                                                     -------- -------- --------- -------- -------- ---------
                                                                          (IN MILLIONS)
ASSETS:
Mortgage loans, net.................................           $43,880   $46,013           $41,667   $43,278
Policy loans........................................           $ 8,314   $10,279           $ 8,270   $ 9,509
Real estate joint ventures (1)......................           $    59   $    73           $    50   $    58
Other limited partnership interests (1).............           $ 1,207   $ 1,517           $ 1,423   $ 1,491
Short-term investments (2)..........................           $     1   $     1           $   144   $   144
Other invested assets (1)...........................           $ 1,996   $ 2,032           $ 1,494   $ 1,506
Cash and cash equivalents...........................           $ 2,089   $ 2,089           $ 3,485   $ 3,485
Accrued investment income...........................           $ 2,219   $ 2,219           $ 2,183   $ 2,183
Premiums, reinsurance and other receivables (1).....           $18,127   $19,276           $18,268   $18,999
LIABILITIES:
PABs (1)............................................           $65,606   $68,360           $66,249   $68,861
Payables for collateral under securities loaned and
  other transactions................................           $20,280   $20,280           $17,014   $17,014
Short-term debt.....................................           $   101   $   101           $   102   $   102
Long-term debt (1), (3).............................           $ 2,106   $ 2,408           $ 3,399   $ 3,473
Other liabilities (1)...............................           $23,963   $24,637           $24,553   $25,034
Separate account liabilities (1)....................           $45,467   $45,467           $37,791   $37,791
COMMITMENTS: (4)
Mortgage loan commitments...........................   $2,332  $    --   $     3   $2,516  $    --   $  (13)
Commitments to fund bank credit facilities, bridge
  loans and private corporate bond investments......   $  986  $    --   $    38   $1,997  $    --   $    16

----------

(1)Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(2)Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

(3)Long-term debt as presented in the table above does not include long-term debt of CSEs, which is accounted for under the FVO.

(4)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

   The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, trading and other securities, certain short-term investments, derivative assets and liabilities, net embedded derivatives within asset and liability host contracts, separate account assets, long-term debt of CSEs and trading liabilities. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the table above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

   The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

   For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Real Estate Joint Ventures and Other Limited Partnership Interests

   Real estate joint ventures and other limited partnership interests included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate carried at cost less accumulated depreciation, or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

   The estimated fair values for real estate joint ventures and other limited partnership interests accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Short-term Investments

   Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

  Other Invested Assets

   Other invested assets within the preceding table are principally comprised of loans to affiliates and funds withheld.

   The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. The estimated fair value for funds withheld was not materially different from the recognized carrying value.

  Cash and Cash Equivalents

   Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

   Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables in the preceding table are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

   Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table. The estimated fair value is determined as the present value of expected future cash flows, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PABs

   PABs in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the table above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as PABs in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

  Payables for Collateral Under Securities Loaned and Other Transactions

   The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

  Short-term and Long-term Debt

   The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair value of long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights, contractual interest rates in relation to current market rates, the structuring of the arrangement, and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

   The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheets as it does not include capital leases which are not required to be disclosed at estimated fair value.

  Other Liabilities

   Other liabilities included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest and dividends payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements and amounts payable under certain ceded and assumed reinsurance agreements are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For these reinsurance payables, the estimated fair value is

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

   Separate account liabilities included in the preceding table represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

   Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

   The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above table represents the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


6. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

   Information regarding DAC and VOBA was as follows:

                                                  DAC    VOBA   TOTAL
                                                -------- ----- --------
                                                     (IN MILLIONS)
         Balance at January 1, 2009............ $ 10,662 $ 209 $ 10,871
          Capitalizations......................      857    --      857
                                                -------- ----- --------
            Subtotal...........................   11,519   209   11,728
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......      254     1      255
            Other expenses.....................    (648)  (22)    (670)
                                                -------- ----- --------
              Total amortization...............    (394)  (21)    (415)
                                                -------- ----- --------
          Unrealized investment gains (losses).  (1,897)  (52)  (1,949)
                                                -------- ----- --------
         Balance at December 31, 2009..........    9,228   136    9,364
          Capitalizations......................      804    --      804
                                                -------- ----- --------
            Subtotal...........................   10,032   136   10,168
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......    (127)    --    (127)
            Other expenses.....................    (809)  (14)    (823)
                                                -------- ----- --------
              Total amortization...............    (936)  (14)    (950)
                                                -------- ----- --------
          Unrealized investment gains (losses).  (1,020)   (7)  (1,027)
                                                -------- ----- --------
         Balance at December 31, 2010..........    8,076   115    8,191
          Capitalizations......................      893    --      893
                                                -------- ----- --------
            Subtotal...........................    8,969   115    9,084
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......     (82)    --     (82)
            Other expenses.....................    (895)  (10)    (905)
                                                -------- ----- --------
              Total amortization...............    (977)  (10)    (987)
                                                -------- ----- --------
          Unrealized investment gains (losses).    (310)   (8)    (318)
                                                -------- ----- --------
         Balance at December 31, 2011.......... $  7,682 $  97 $  7,779
                                                ======== ===== ========

   The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $11 million in 2012, $11 million in 2013, $9 million in 2014, $8 million in 2015 and $4 million in 2016.

   Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding DAC and VOBA by segment was as follows:

                                        DAC        VOBA        TOTAL
                                   ------------- --------- -------------
                                               DECEMBER 31,
                                   -------------------------------------
                                    2011   2010  2011 2010  2011   2010
                                   ------ ------ ---- ---- ------ ------
                                               (IN MILLIONS)
        Insurance Products........ $5,993 $6,143  $80 $ 97 $6,073 $6,240
        Retirement Products.......  1,599  1,866   14   17  1,613  1,883
        Corporate Benefit Funding.     89     66    2   --     91     66
        Corporate & Other.........      1      1    1    1      2      2
                                   ------ ------ ---- ---- ------ ------
         Total.................... $7,682 $8,076  $97 $115 $7,779 $8,191
                                   ====== ====== ==== ==== ====== ======

7. GOODWILL

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding allocated goodwill by segment and reporting unit was as follows:

                                                  DECEMBER 31,
                                                  ------------
                                                  2011    2010
                                                  ----    ----
                                                  (IN MILLIONS)
                     Insurance Products:
                      Group life................. $  3    $  3
                      Individual life............   27      27
                      Non-medical health.........   65      65
                                                  ----    ----
                        Total Insurance Products.   95      95
                     Retirement Products.........   10      10
                     Corporate Benefit Funding...    2       2
                     Corporate & Other...........    4       4
                                                  ----    ----
                          Total.................. $111    $111
                                                  ====    ====

   The Company performed its annual goodwill impairment tests during the third quarter of 2011 based upon data at June 30, 2011 and concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. Such tests are described in more detail in Note 1.

   Management continues to evaluate current market conditions that may affect the estimated fair value of these reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


8. INSURANCE

  INSURANCE LIABILITIES

   Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, were as follows:

                                FUTURE POLICY   POLICYHOLDER ACCOUNT OTHER POLICY-RELATED
                                  BENEFITS         BALANCES            BALANCES
                              ----------------- -------------------- --------------------
                                               DECEMBER 31,
                              -----------------------------------------------------------
                                2011     2010    2011       2010      2011       2010
                              -------- -------- -------    -------   ------     ------
                                               (IN MILLIONS)
   Insurance Products........ $ 70,734 $ 69,529 $19,452    $19,317   $5,565     $5,322
   Retirement Products.......    7,606    6,681  21,691     21,280       48         44
   Corporate Benefit Funding.   30,632   26,391  47,689     48,296      167        179
   Corporate & Other.........      361      349      24         29       96        104
                              -------- -------- -------    -------   ------     ------
    Total.................... $109,333 $102,950 $88,856    $88,922   $5,876     $5,649
                              ======== ======== =======    =======   ======     ======

   See Note 9 for discussion of affiliated reinsurance liabilities included in the table above.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

   Information regarding VODA and VOCRA, which are reported in other assets, was as follows:

                                                   AMOUNT
                                                -------------
                                                (IN MILLIONS)
                  Balance at January 1, 2009...         $ 427
                  Acquisitions.................            --
                  Amortization.................          (15)
                                                -------------
                  Balance at December 31, 2009.         $ 412
                  Acquisitions.................             7
                  Amortization.................          (19)
                                                -------------
                  Balance at December 31, 2010.         $ 400
                  Acquisitions.................            --
                  Amortization.................          (22)
                                                -------------
                  Balance at December 31, 2011.         $ 378
                                                =============

   The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $25 million in 2012, $27 million in 2013, $30 million in 2014, $30 million in 2015 and $30 million in 2016.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  SALES INDUCEMENTS

   Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                   AMOUNT
                                                -------------
                                                (IN MILLIONS)
                  Balance at January 1, 2009...         $ 144
                  Capitalization...............            51
                  Amortization.................          (22)
                                                -------------
                  Balance at December 31, 2009.           173
                  Capitalization...............            42
                  Amortization.................          (25)
                                                -------------
                  Balance at December 31, 2010.           190
                  Capitalization...............            29
                  Amortization.................          (35)
                                                -------------
                  Balance at December 31, 2011.         $ 184
                                                =============

  SEPARATE ACCOUNTS

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $62.7 billion and $63.8 billion at December 31, 2011 and 2010, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $44.0 billion and $34.0 billion at December 31, 2011 and 2010, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 3.12% and 3.30% at December 31, 2011 and 2010, respectively.

   For the years ended December 31, 2011, 2010 and 2009, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

   The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2011, 2010 and 2009, the Company issued $27.4 billion, $15.0 billion and $14.1 billion, respectively, and repaid $28.2 billion, $12.3 billion and $16.8 billion, respectively, of such funding agreements. At December 31, 2011 and 2010, funding agreements outstanding, which are included in PABs, were $20.1 billion and $20.6 billion, respectively.

   Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of the Federal Home Loan Bank ("FHLB"). Holdings of FHLB common stock by branch, included in equity securities, were as follows at:

                                                    DECEMBER 31,
                                                    ------------
                                                    2011    2010
                   -                                ----    ----
                                                    (IN MILLIONS)
                   FHLB of New York ("FHLB of NY"). $658    $890
                   FHLB of Des Moines.............. $ 31    $ 10

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company has also entered into funding agreements. The liability for funding agreements is included in PABs. Information related to the funding agreements was as follows:

                                   LIABILITY          COLLATERAL
                                --------------- -----------------------
                                             DECEMBER 31,
                                ---------------------------------------
                                 2011    2010      2011        2010
                                ------- ------- ----------- -----------
                                             (IN MILLIONS)
        FHLB of NY (1)......... $11,655 $12,555 $13,002 (2) $14,204 (2)
        Farmer Mac (3)......... $ 2,550 $ 2,550 $ 2,927 (4) $ 2,928 (4)
        FHLB of Des Moines (1). $   475 $    -- $   662 (2) $    -- (2)

----------

(1)Represents funding agreements issued to the FHLB in exchange for cash and for which the FHLB has been granted a lien on certain assets, including RMBS, to collateralize obligations under the funding agreements. The Company maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB's recovery on the collateral is limited to the amount of the Company's liability to the FHLB.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States ("Farmer Mac").

(4)Secured by a pledge of certain eligible agricultural real estate mortgage loans. The amount of collateral presented is at carrying value.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

   Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            YEARS ENDED DECEMBER 31,
                                           --------------------------
                                             2011     2010     2009
                                           -------- -------- --------
                                                 (IN MILLIONS)
          Balance at January 1,........... $  6,539 $  6,302 $  5,669
           Less: Reinsurance recoverables.      448      354      266
                                           -------- -------- --------
          Net balance at January 1,.......    6,091    5,948    5,403
                                           -------- -------- --------
          Incurred related to:
           Current year...................    3,856    3,733    4,480
           Prior years....................     (79)       13     (14)
                                           -------- -------- --------
             Total incurred...............    3,777    3,746    4,466
                                           -------- -------- --------
          Paid related to:
           Current year...................  (2,282)  (2,244)  (2,664)
           Prior years....................  (1,288)  (1,359)  (1,257)
                                           -------- -------- --------
             Total paid...................  (3,570)  (3,603)  (3,921)
                                           -------- -------- --------
          Net balance at December 31,.....    6,298    6,091    5,948
          Add: Reinsurance recoverables...      324      448      354
                                           -------- -------- --------
          Balance at December 31,......... $  6,622 $  6,539 $  6,302
                                           ======== ======== ========

   During 2011 and 2009, claims and claim adjustment expenses associated with prior years decreased by $79 million and $14 million, respectively, due to improved loss ratios for non-medical health claim liabilities. During 2010, claims and claim adjustment expenses associated with prior years increased by $13 million due to differences between the actual benefits paid and expected benefits owed during those periods.

  GUARANTEES

   The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

   The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows:

                                                               DECEMBER 31,
                                         ---------------------------------------------------------
                                                     2011                         2010
                                         ---------------------------- ----------------------------
                                             IN THE          AT           IN THE          AT
                                         EVENT OF DEATH ANNUITIZATION EVENT OF DEATH ANNUITIZATION
                                         -------------- ------------- -------------- -------------
                                                               (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $    4,311    $      N/A     $    4,610    $      N/A
Net amount at risk (2)..................     $  126 (3)    $      N/A     $   78 (3)    $      N/A
Average attained age of contractholders.       62 years           N/A       61 years           N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $   44,360    $   18,378     $   40,114    $   13,797
Net amount at risk (2)..................     $1,768 (3)    $2,563 (4)     $1,241 (3)    $1,271 (4)
Average attained age of contractholders.       63 years      60 years       63 years      59 years
TWO TIER ANNUITIES
General account value...................            N/A    $      276            N/A    $      280
Net amount at risk (2)..................            N/A    $   49 (5)            N/A    $   49 (5)
Average attained age of contractholders.            N/A      63 years            N/A      62 years

                                                            DECEMBER 31,
                                           ----------------------------------------------
                                                    2011                   2010
                                           ---------------------- -----------------------
                                           SECONDARY    PAID-UP   SECONDARY    PAID-UP
                                           GUARANTEES  GUARANTEES GUARANTEES  GUARANTEES
                                           ----------- ---------- ----------- -----------
                                                           (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account)................................ $     6,535 $    1,206 $     6,194 $     1,250
Net amount at risk (2).................... $88,999 (3) $9,977 (3) $88,425 (3) $10,713 (3)
Average attained age of policyholders.....    51 years   58 years    50 years    57 years

----------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

(3)The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

(4)The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

(5)The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:

                                                       UNIVERSAL AND VARIABLE
                                 ANNUITY CONTRACTS        LIFE CONTRACTS
                              ------------------------ ---------------------
                              GUARANTEED  GUARANTEED
                                DEATH    ANNUITIZATION SECONDARY    PAID-UP
                               BENEFITS    BENEFITS    GUARANTEES  GUARANTEES TOTAL
                              ---------- ------------- ----------  ---------- -----
                                                 (IN MILLIONS)
DIRECT
Balance at January 1, 2009...      $  69          $ 89       $ 27         $13 $ 198
Incurred guaranteed benefits.         21            --         40           8    69
Paid guaranteed benefits.....       (33)            --         --          --  (33)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         57            89         67          21   234
Incurred guaranteed benefits.         10            24        179          28   241
Paid guaranteed benefits.....        (6)            --         --          --   (6)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         61           113        246          49   469
Incurred guaranteed benefits.         30            45         15           9    99
Paid guaranteed benefits.....        (7)            --         --          --   (7)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  84          $158       $261         $58 $ 561
                              ========== ============= ==========  ========== =====
CEDED
Balance at January 1, 2009...      $  40          $ 26       $ --         $-- $  66
Incurred guaranteed benefits.         30             2         44           8    84
Paid guaranteed benefits.....       (33)            --         --          --  (33)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         37            28         44           8   117
Incurred guaranteed benefits.         13             8        165          26   212
Paid guaranteed benefits.....        (6)            --         --          --   (6)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         44            36        209          34   323
Incurred guaranteed benefits.         25            16          3           7    51
Paid guaranteed benefits.....        (7)            --         --          --   (7)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  62          $ 52       $212         $41 $ 367
                              ========== ============= ==========  ========== =====
NET
Balance at January 1, 2009...      $  29          $ 63       $ 27         $13 $ 132
Incurred guaranteed benefits.        (9)           (2)        (4)          --  (15)
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         20            61         23          13   117
Incurred guaranteed benefits.        (3)            16         14           2    29
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         17            77         37          15   146
Incurred guaranteed benefits.          5            29         12           2    48
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  22          $106       $ 49         $17 $ 194
                              ========== ============= ==========  ========== =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          DECEMBER 31,
                                         ---------------
                                          2011    2010
                                         ------- -------
                                          (IN MILLIONS)
                        Fund Groupings:
                        Equity.......... $18,240 $19,167
                        Balanced........  14,368  11,640
                        Bond............   4,221   3,875
                        Specialty.......     787     886
                        Money Market....     211     218
                                         ------- -------
                         Total.......... $37,827 $35,786
                                         ======= =======

9. REINSURANCE

   The Company's Insurance Products segment participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

   For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

   For other policies within the Insurance Products segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

   The Company's Retirement Products segment reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Retirement Products segment also reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

   The Company's Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

   The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

   The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2011 and 2010, were immaterial.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.3 billion of unsecured unaffiliated reinsurance recoverable balances at both December 31, 2011 and 2010.

   At December 31, 2011, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.2 billion, or 78%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured. At December 31, 2010, the Company had $5.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.6 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured.

   The Company has reinsured with an unaffiliated third-party reinsurer, 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                               --------------------------
                                                                 2011     2010     2009
                                                               -------- -------- --------
                                                                     (IN MILLIONS)
PREMIUMS:
Direct premiums............................................... $ 18,435 $ 18,793 $ 19,285
Reinsurance assumed...........................................    1,240    1,155    1,197
Reinsurance ceded.............................................  (1,387)  (1,429)  (1,853)
                                                               -------- -------- --------
   Net premiums............................................... $ 18,288 $ 18,519 $ 18,629
                                                               ======== ======== ========
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Direct universal life and investment-type product policy fees. $  2,686 $  2,627 $  2,565
Reinsurance assumed...........................................       38       13        9
Reinsurance ceded.............................................    (522)    (565)    (507)
                                                               -------- -------- --------
   Net universal life and investment-type product policy fees. $  2,202 $  2,075 $  2,067
                                                               ======== ======== ========
OTHER REVENUES:
Direct other revenues......................................... $    836 $    750 $    779
Reinsurance assumed...........................................      (6)      (5)      (5)
Reinsurance ceded.............................................      978      980      965
                                                               -------- -------- --------
   Net other revenues......................................... $  1,808 $  1,725 $  1,739
                                                               ======== ======== ========
POLICYHOLDER BENEFITS AND CLAIMS:
Direct policyholder benefits and claims....................... $ 21,100 $ 21,246 $ 21,570
Reinsurance assumed...........................................    1,069    1,235    1,045
Reinsurance ceded.............................................  (1,488)  (1,774)  (1,953)
                                                               -------- -------- --------
   Net policyholder benefits and claims....................... $ 20,681 $ 20,707 $ 20,662
                                                               ======== ======== ========
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Direct interest credited to policyholder account balances..... $  2,434 $  2,581 $  2,734
Reinsurance assumed...........................................       32       28       13
Reinsurance ceded.............................................     (94)     (86)     (78)
                                                               -------- -------- --------
   Net interest credited to policyholder account balances..... $  2,372 $  2,523 $  2,669
                                                               ======== ======== ========
POLICYHOLDER DIVIDENDS:
Direct policyholder dividends................................. $  1,386 $  1,475 $  1,643
Reinsurance ceded.............................................     (31)     (32)     (31)
                                                               -------- -------- --------
   Net policyholder dividends................................. $  1,355 $  1,443 $  1,612
                                                               ======== ======== ========
OTHER EXPENSES:
Direct other expenses......................................... $  5,223 $  5,140 $  4,945
Reinsurance assumed...........................................      458      462      427
Reinsurance ceded.............................................      733      657      637
                                                               -------- -------- --------
   Net other expenses......................................... $  6,414 $  6,259 $  6,009
                                                               ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                                          DECEMBER 31, 2011
                                                                  ---------------------------------
                                                                                            TOTAL
                                                                                           BALANCE
                                                                   DIRECT  ASSUMED  CEDED   SHEET
                                                                  -------- ------- ------- --------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $  1,383  $  485 $26,113 $ 27,981
Deferred policy acquisition costs and value of business acquired.    7,793     386   (400)    7,779
                                                                  -------- ------- ------- --------
 Total assets.................................................... $  9,176  $  871 $25,713 $ 35,760
                                                                  ======== ======= ======= ========
LIABILITIES:
Future policy benefits........................................... $107,713  $1,620 $    -- $109,333
Policyholder account balances....................................   88,557     299      --   88,856
Other policy-related balances....................................    5,631     294    (49)    5,876
Other liabilities................................................    8,068   7,574  20,972   36,614
                                                                  -------- ------- ------- --------
 Total liabilities............................................... $209,969  $9,787 $20,923 $240,679
                                                                  ======== ======= ======= ========

                                                                          DECEMBER 31, 2010
                                                                  ---------------------------------
                                                                                            TOTAL
                                                                                           BALANCE
                                                                   DIRECT  ASSUMED  CEDED   SHEET
                                                                  -------- ------- ------- --------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $  1,010  $  476 $25,316 $ 26,802
Deferred policy acquisition costs and value of business acquired.    8,322     342   (473)    8,191
                                                                  -------- ------- ------- --------
 Total assets.................................................... $  9,332  $  818 $24,843 $ 34,993
                                                                  ======== ======= ======= ========
LIABILITIES:
Future policy benefits........................................... $101,227  $1,723 $    -- $102,950
Policyholder account balances....................................   88,602     320      --   88,922
Other policy-related balances....................................    5,448     279    (78)    5,649
Other liabilities................................................    7,515   7,543  20,055   35,113
                                                                  -------- ------- ------- --------
 Total liabilities............................................... $202,792  $9,865 $19,977 $232,634
                                                                  ======== ======= ======= ========

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $17.9 billion and $18.2 billion at December 31, 2011 and 2010, respectively. The deposit liabilities on reinsurance were $7.0 billion and $7.1 billion at December 31, 2011 and 2010, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                                2011     2010    2009
                                                               ------   ------  ------
                                                                  (IN MILLIONS)
PREMIUMS:
Reinsurance assumed........................................... $  169   $   88  $   66
Reinsurance ceded.............................................   (51)     (63)    (43)
                                                               ------   ------  ------
   Net premiums............................................... $  118   $   25  $   23
                                                               ======   ======  ======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Reinsurance assumed........................................... $   38   $   13  $    9
Reinsurance ceded.............................................  (170)    (230)   (177)
                                                               ------   ------  ------
   Net universal life and investment-type product policy fees. $(132)   $(217)  $(168)
                                                               ======   ======  ======
OTHER REVENUES:
Reinsurance assumed........................................... $  (7)   $  (5)  $  (4)
Reinsurance ceded (1).........................................    916      908     901
                                                               ------   ------  ------
   Net other revenues......................................... $  909   $  903  $  897
                                                               ======   ======  ======
POLICYHOLDER BENEFITS AND CLAIMS:
Reinsurance assumed........................................... $  175   $  112  $   75
Reinsurance ceded.............................................  (121)    (129)    (91)
                                                               ------   ------  ------
   Net policyholder benefits and claims....................... $   54   $ (17)  $ (16)
                                                               ======   ======  ======
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Reinsurance assumed........................................... $   28   $   26  $   10
Reinsurance ceded.............................................   (94)     (86)    (78)
                                                               ------   ------  ------
   Net interest credited to policyholder account balances..... $ (66)   $ (60)  $ (68)
                                                               ======   ======  ======
POLICYHOLDER DIVIDENDS:
Reinsurance assumed........................................... $   --   $   --  $   --
Reinsurance ceded.............................................   (14)     (16)    (18)
                                                               ------   ------  ------
   Net policyholder dividends................................. $ (14)   $ (16)  $ (18)
                                                               ======   ======  ======
OTHER EXPENSES:
Reinsurance assumed........................................... $  352   $  362  $  331
Reinsurance ceded (1).........................................    914      826     791
                                                               ------   ------  ------
   Net other expenses......................................... $1,266   $1,188  $1,122
                                                               ======   ======  ======

----------

(1)In connection with the cession of a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, the Company recognized interest earned of $916 million and $908 million for the years ended December 31, 2011 and 2010, respectively, on the deposit, which is recorded in premiums, reinsurance and other receivables. The Company also recognized in other expenses $906 million, $898 million and $888 million of interest expense associated with the funds withheld for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                           DECEMBER 31,
                                                                  -------------------------------
                                                                       2011            2010
                                                                  --------------- ---------------
                                                                  ASSUMED  CEDED  ASSUMED  CEDED
                                                                  ------- ------- ------- -------
                                                                           (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......................  $   44 $20,469  $   14 $19,423
Deferred policy acquisition costs and value of business acquired.     359   (292)     310   (323)
                                                                  ------- ------- ------- -------
 Total assets....................................................  $  403 $20,177  $  324 $19,100
                                                                  ======= ======= ======= =======
LIABILITIES:
Future policy benefits...........................................  $  442 $    --  $  401 $    --
Policyholder account balances....................................     266      --     281      --
Other policy-related balances....................................      59    (49)      49    (78)
Other liabilities................................................   7,114  18,707   7,059  17,844
                                                                  ------- ------- ------- -------
 Total liabilities...............................................  $7,881 $18,658  $7,790 $17,766
                                                                  ======= ======= ======= =======

   MLIC cedes two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and increased the funds withheld balance by $20 million at December 31, 2011, and decreased the funds withheld balance by $9 million at December 31, 2010. Net derivative gains (losses) associated with the embedded derivative were ($29) million and $9 million for the years ended December 31, 2011 and 2010, respectively. The reinsurance agreement also includes an experience refund provision, whereby some or all of the profits on the underlying reinsurance agreement are returned to MLIC from the affiliated reinsurer during the first several years of the reinsurance agreement. The experience refund reduced the funds withheld by MLIC from the affiliated reinsurer by $12 million and $27 million at December 31, 2011 and 2010, respectively, and is considered unearned revenue, amortized over the life of the contract using the same assumptions as used for the DAC associated with the underlying policies. Amortization and interest of the unearned revenue associated with the experience refund was $5 million for both the years ended December 31, 2011 and 2010, and is included in premiums and universal life and investment-type product policy fees in the consolidated statements of operations. At December 31, 2011 and 2010, unearned revenue related to the experience refund was $30 million and $22 million, respectively, and is included in other policy-related balances in the consolidated balance sheets.

   The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $1.2 billion and $295 million at December 31, 2011 and 2010, respectively. Net derivative gains (losses) associated with the embedded derivatives were $727 million, ($66) million and ($596) million, for the years ended December 31, 2011, 2010 and 2009, respectively.

   Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $1.5 billion and $697 million at December 31, 2011 and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010, respectively. Net derivative gains (losses) associated with the embedded derivative were ($811) million, ($596) million and ($1.3) billion, for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.5 billion and $1.4 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $15.7 billion and $15.8 billion at December 31, 2011 and 2010, respectively. The deposit liabilities on affiliated reinsurance were $6.9 billion and $7.0 billion at December 31, 2011 and 2010, respectively.

10.CLOSED BLOCK

   On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

   Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the closed block liabilities and assets designated to the closed block was as follows:

                                                                                        DECEMBER 31,
                                                                                      ----------------
                                                                                        2011    2010
                                                                                      -------- -------
                                                                                       (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits............................................................... $ 43,169 $43,456
Other policy-related balances........................................................      358     316
Policyholder dividends payable.......................................................      514     579
Policyholder dividend obligation.....................................................    2,919     876
Current income tax payable...........................................................       --     178
Other liabilities....................................................................      613     627
                                                                                      -------- -------
   Total closed block liabilities....................................................   47,573  46,032
                                                                                      -------- -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value...............   30,407  28,768
 Equity securities available-for-sale, at estimated fair value.......................       35     102
 Mortgage loans......................................................................    6,206   6,253
 Policy loans........................................................................    4,657   4,629
 Real estate and real estate joint ventures held-for-investment......................      364     328
 Short-term investments..............................................................       --       1
 Other invested assets...............................................................      857     729
                                                                                      -------- -------
   Total investments.................................................................   42,526  40,810
Cash and cash equivalents............................................................      249     236
Accrued investment income............................................................      509     518
Premiums, reinsurance and other receivables..........................................      109      95
Current income tax recoverable.......................................................       53      --
Deferred income tax assets...........................................................      362     474
                                                                                      -------- -------
   Total assets designated to the closed block.......................................   43,808  42,133
                                                                                      -------- -------
Excess of closed block liabilities over assets designated to the closed block........    3,765   3,899
                                                                                      -------- -------
Amounts included in accumulated other comprehensive income (loss):
 Unrealized investment gains (losses), net of income tax.............................    2,394   1,101
 Unrealized gains (losses) on derivative instruments, net of income tax..............       11      10
 Allocated to policyholder dividend obligation, net of income tax....................  (1,897)   (569)
                                                                                      -------- -------
Total amounts included in accumulated other comprehensive income (loss)..............      508     542
                                                                                      -------- -------
   Maximum future earnings to be recognized from closed block assets and liabilities. $  4,273 $ 4,441
                                                                                      ======== =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the closed block policyholder dividend obligation was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                                2011     2010    2009
                                                               ------    ----    ----
                                                                (IN MILLIONS)
Balance at January 1,......................................... $  876    $ --     $--
Change in unrealized investment and derivative gains (losses).  2,043     876      --
                                                               ------    ----    ----
Balance at December 31,....................................... $2,919    $876     $--
                                                               ======    ====    ====

   Information regarding the closed block revenues and expenses was as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ------------------------
                                                                                2011     2010    2009
                                                                               ------   ------  ------
                                                                                  (IN MILLIONS)
REVENUES
Premiums...................................................................... $2,306   $2,461  $2,708
Net investment income.........................................................  2,233    2,294   2,197
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities................   (14)     (32)   (107)
 Other-than-temporary impairments on fixed maturity securities transferred to
   other comprehensive income (loss)..........................................      3       --      40
 Other net investment gains (losses)..........................................     43       71     327
                                                                               ------   ------  ------
   Total net investment gains (losses)........................................     32       39     260
 Net derivative gains (losses)................................................      8     (27)   (128)
                                                                               ------   ------  ------
   Total revenues.............................................................  4,579    4,767   5,037
                                                                               ------   ------  ------
EXPENSES
Policyholder benefits and claims..............................................  2,991    3,115   3,329
Policyholder dividends........................................................  1,137    1,235   1,394
Other expenses................................................................    193      199     203
                                                                               ------   ------  ------
   Total expenses.............................................................  4,321    4,549   4,926
                                                                               ------   ------  ------
Revenues, net of expenses before provision for income tax expense (benefit)...    258      218     111
Provision for income tax expense (benefit)....................................     90       72      36
                                                                               ------   ------  ------
Revenues, net of expenses and provision for income tax expense (benefit)...... $  168   $  146  $   75
                                                                               ======   ======  ======

   The change in the maximum future earnings of the closed block was as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                                2011     2010    2009
                                               ------   ------  ------
                                                  (IN MILLIONS)
            Balance at December 31,........... $4,273   $4,441  $4,587
            Less: Closed block adjustment (1).     --       --     144
            Balance at January 1,.............  4,441    4,587   4,518
                                               ------   ------  ------
            Change during year................ $(168)   $(146)  $ (75)
                                                 ======  ======  ======

----------

(1)The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company's consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

11.LONG-TERM AND SHORT-TERM DEBT

   Long-term and short-term debt outstanding was as follows:

                                            INTEREST RATES
                                         --------------------
                                                                        DECEMBER 31,
                                                     WEIGHTED           -------------
                                            RANGE    AVERAGE  MATURITY   2011   2010
                                         ----------- -------- --------- ------ ------
                                                                        (IN MILLIONS)
Surplus notes -- affiliated............. 3.00%-7.38%    5.97% 2014-2037 $1,099 $1,874
Surplus notes........................... 7.63%-7.88%    7.85% 2015-2025    700    699
Capital notes -- affiliated.............    7.13%       7.13% 2032-2033     --    500
Mortgage loans -- affiliated............ 2.24%-7.26%    7.18% 2015-2020    307    199
Other notes with varying interest rates. 3.76%-8.56%    4.45% 2016-2017     --    102
Secured demand note -- affiliated.......    0.50%       0.50%   2011        --     25
Capital lease obligations...............                                    26     27
                                                                        ------ ------
Total long-term debt (1)................                                 2,132  3,426
Total short-term debt...................                                   101    102
                                                                        ------ ------
 Total..................................                                $2,233 $3,528
                                                                        ====== ======

----------

(1)Excludes $116 million and $184 million at December 31, 2011 and 2010, respectively, of long-term debt relating to CSEs. See Note 3.

   The aggregate maturities of long-term debt at December 31, 2011 for the next five years and thereafter are $1 million in 2012, $2 million in 2013, $219 million in 2014, $500 million in 2015, $2 million in 2016 and $1.4 billion thereafter.

   Capital lease obligations, mortgage loans and the secured demand note are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes and capital notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile, whereas such payments on capital notes may or may not require this prior approval.

   Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2011.

  SURPLUS NOTES -- AFFILIATED

   On April 25, 2011, Metropolitan Life Insurance Company repaid in cash a $775 million surplus note issued to MetLife, Inc. in December 2009, with an original maturity of December 31, 2011 and an interest rate of six-month LIBOR plus 1.80%. The early redemption was approved by the Superintendent.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In December 2010, Metropolitan Life Insurance Company repaid a $300 million surplus note to MetLife, Inc. in cash. The note was issued in December 2009, with an original maturity of 2011 and an interest rate of six-month LIBOR plus 1.80%. The issuance was settled by the transfer of securities from MetLife, Inc. to the Company.

   In November 2010, Metropolitan Life Insurance Company issued a $188 million surplus note to MetLife Mexico, S.A. ("MetLife Mexico"), an affiliate, maturing in 2015 with an interest rate of 3.0%.

   In September 2009, Metropolitan Life Insurance Company issued a $217 million surplus note to MetLife Mexico, maturing in 2014 with an interest rate of 6.46%.

  CAPITAL NOTES -- AFFILIATED

   On December 15, 2011, Metropolitan Life Insurance Company repaid in cash the $400 million and $100 million capital notes issued to MetLife, Inc. in December 2002, each with an interest rate of 7.129% and with original maturities of December 15, 2032 and January 15, 2033, respectively. Although prior approval was not required, the Superintendent was notified of these early repayments.

  MORTGAGE LOANS -- AFFILIATED

   On December 28, 2011, a wholly-owned real estate subsidiary of the Company issued a note for $110 million to MICC. This affiliated mortgage loan is secured by real estate held by the Company for investment. This note bears interest at a rate of one-month LIBOR plus 1.95%, which is payable quarterly through maturity in 2015.

   In December 2009, two wholly-owned real estate subsidiaries of the Company issued notes aggregating $200 million to MICC and its wholly-owned subsidiary, MetLife Investors USA Insurance Company. These affiliated mortgage loans are secured by real estate held by the Company for investment. Of these loans, $60 million bears interest at a rate of 7.01%, which is payable quarterly through maturity in 2020. Additionally, $140 million bears interest at a rate of 7.26%, with principal and interest payable quarterly through maturity in 2020.

  SECURED DEMAND NOTE -- AFFILIATED

   Effective September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The secured demand note matured in February 2011.

  SHORT-TERM DEBT

   Short-term debt with original maturities of one year or less consisted entirely of commercial paper. During the years ended December 31, 2011, 2010 and 2009, the weighted average interest rate on short-term debt was 0.16%, 0.21% and 0.35%, respectively. During the years ended December 31, 2011, 2010 and 2009, the average daily balance of short-term debt was $102 million, $311 million and $365 million, respectively, and the average days outstanding was 44 days, 29 days and 23 days, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  INTEREST EXPENSE

   Interest expense related to the Company's indebtedness included in other expenses was $185 million, $202 million and $166 million for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts include
$125 million, $143 million and $105 million of interest expense related to affiliated debt for the years ended December 31, 2011, 2010 and 2009, respectively.

  CREDIT AND COMMITTED FACILITIES

   The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2011. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

   Credit Facilities. The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed by the Company associated with these credit facilities were $6 million, $8 million and $6 million for the years ended December 31, 2011, 2010 and 2009, respectively. Information on these credit facilities at December 31, 2011 is as follows:

                                                                             LETTER OF
                                                                              CREDIT               UNUSED
BORROWER(S)                                        EXPIRATION       CAPACITY ISSUANCES DRAWDOWNS COMMITMENTS
--------------------------------------------  --------------------- -------- --------- --------- -----------
                                                                      (IN MILLIONS)
MetLife, Inc. and MetLife Funding, Inc....... October 2013 (1), (2)   $1,000    $  104       $--        $896
MetLife, Inc. and MetLife Funding, Inc.......    August 2016 (1)       3,000     2,980        --          20
                                                                    -------- --------- --------- -----------
  Total......................................                         $4,000    $3,084       $--        $916
                                                                    ======== ========= ========= ===========

----------

(1)In August 2011, the 364-day, $1.0 billion senior unsecured credit agreement entered into in October 2010 by MetLife, Inc. and MetLife Funding, Inc., a subsidiary of Metropolitan Life Insurance Company, was amended and restated to provide a five-year, $3.0 billion senior unsecured credit facility. Concurrently, MetLife, Inc. and MetLife Funding, Inc. elected to reduce the outstanding commitments under the three-year, $3.0 billion senior unsecured credit facility entered into in October 2010 to $1.0 billion with no change to the original maturity of October 2013. The Company incurred costs of $5 million related to the five-year credit facility, which have been capitalized and included in other assets. These costs will be amortized over the amended terms of the facilities. Due to the reduction in total capacity of the three-year facility, the Company subsequently expensed $2 million of the remaining deferred financing costs associated with the October 2010 credit agreement, which are included in other expenses.

(2)All borrowings under the credit agreement must be repaid by October 2013, except that letters of credit outstanding upon termination may remain outstanding until October 2014.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Committed Facility. The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $3 million, $4 million and $3 million for the years ended December 31, 2011, 2010 and 2009, respectively. Information on the committed facility at December 31, 2011 is as follows:

                                                            LETTER OF
                                                             CREDIT               UNUSED    MATURITY
ACCOUNT PARTY/BORROWER(S)               EXPIRATION CAPACITY ISSUANCES DRAWDOWNS COMMITMENTS (YEARS)
--------------------------------------- ---------- -------- --------- --------- ----------- --------
                                                               (IN MILLIONS)
Exeter Reassurance Company Ltd.,
  MetLife, Inc. & Missouri Reinsurance
  (Barbados), Inc......................  June 2016     $500  $490 (1)       $--         $10        4

----------
(1)Missouri Reinsurance (Barbados), Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $390 million in letters of credit at December 31, 2011.

12.INCOME TAX

   The provision for income tax from continuing operations was as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                        2011    2010    2009
                                                       ------   ----  --------
                                                          (IN MILLIONS)
    Current:
     Federal.......................................... $  552   $305  $    206
     State and local..................................      2      4         3
     Foreign..........................................    116     46       174
                                                       ------   ----  --------
       Subtotal.......................................    670    355       383
                                                       ------   ----  --------
    Deferred:
     Federal..........................................    789    354   (2,226)
     Foreign..........................................     22     69      (53)
                                                       ------   ----  --------
       Subtotal.......................................    811    423   (2,279)
                                                       ------   ----  --------
         Provision for income tax expense (benefit)... $1,481   $778  $(1,896)
                                                       ======   ====  ========

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    ----------------------
                                                     2011     2010    2009
                                                    ------   ------ --------
                                                        (IN MILLIONS)
     Tax provision at U.S. statutory rate.......... $1,685   $  891 $(1,554)
     Tax effect of:
      Tax-exempt investment income.................  (102)    (100)    (149)
      State and local income tax...................      3        1       --
      Prior year tax...............................     10       48     (11)
      Tax credits..................................  (119)     (72)     (85)
      Foreign tax rate differential................    (2)      (6)     (89)
      Change in valuation allowance................     --       13       12
      Other, net...................................      6        3     (20)
                                                    ------   ------ --------
        Provision for income tax expense (benefit). $1,481   $  778 $(1,896)
                                                    ======   ====== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        DECEMBER 31,
                                                       ---------------
                                                         2011    2010
                                                       -------- ------
                                                        (IN MILLIONS)
         Deferred income tax assets:
          Policyholder liabilities and receivables.... $  2,558 $2,787
          Net operating loss carryforwards............       26     24
          Employee benefits...........................      840    632
          Capital loss carryforwards..................       11     12
          Tax credit carryforwards....................      249    287
          Litigation-related and government mandated..      200    220
          Other.......................................       94     17
                                                       -------- ------
                                                          3,978  3,979
          Less: Valuation allowance...................       38     38
                                                       -------- ------
                                                          3,940  3,941
                                                       -------- ------
         Deferred income tax liabilities:
          Investments, including derivatives..........    1,754  1,219
          DAC.........................................    2,250  2,235
          Net unrealized investment gains.............    2,540  1,239
          Intangibles.................................      207    189
          Other.......................................       16      9
                                                       -------- ------
                                                          6,767  4,891
                                                       -------- ------
            Net deferred income tax asset (liability). $(2,827) $(950)
                                                       ======== ======

   The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2011:

                        NET OPERATING LOSS                    CAPITAL LOSS
                          CARRYFORWARDS                       CARRYFORWARDS
              -------------------------------------- -------------------------------
                 AMOUNT            EXPIRATION           AMOUNT        EXPIRATION
              ------------- ------------------------ ------------- -----------------
              (IN MILLIONS)                          (IN MILLIONS)
Domestic.....           $23 Beginning in 2018                  $-- N/A
State........           $ 4 Beginning in 2012                  $-- N/A
Foreign......           $50 Five years to indefinite           $31 Beginning in 2014

   Tax credit carryforwards of $249 million at December 31, 2011 will expire beginning in 2021.

   The Company has recorded a valuation allowance increase related to tax benefits of $2 million related to certain state and foreign net operating loss carryforwards and a decrease of $2 million related to certain foreign capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards and certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. The IRS exam of the current audit cycle, years 2003 to 2006, began in April 2010.

   The Company's liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits associated with the 2000 to 2002 IRS audit. A reasonable estimate of the decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                 YEARS ENDED
                                                                                 DECEMBER 31,
                                                                               ----------------
                                                                               2011 2010  2009
                                                                               ---- ----- -----
                                                                                (IN MILLIONS)
Balance at January 1,......................................................... $499 $ 592 $ 593
Additions for tax positions of prior years....................................   26     2    42
Reductions for tax positions of prior years...................................   --  (54)  (30)
Additions for tax positions of current year...................................    1     2    34
Reductions for tax positions of current year..................................  (1)   (1)   (2)
Settlements with tax authorities..............................................   --  (31)  (45)
Lapses of statutes of limitations.............................................   --  (11)    --
                                                                               ---- ----- -----
Balance at December 31,....................................................... $525 $ 499 $ 592
                                                                               ==== ===== =====
Unrecognized tax benefits that, if recognized would impact the effective rate. $459 $ 432 $ 490
                                                                               ==== ===== =====

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   Interest and penalties were as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                                ------------------------
                                                                                2011     2010    2009
-                                                                               ----     ----    ----
                                                                                (IN MILLIONS)
Interest and penalties recognized in the consolidated statements of operations.  $27      $27     $38

                                                                                         DECEMBER 31,
                                                                                         ------------
                                                                                         2011    2010
                                                                                         ----    ----
                                                                                         (IN MILLIONS)
Interest and penalties included in other liabilities in the consolidated balance sheets. $203    $176

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2011 and 2010, the Company recognized an income tax benefit of $69 million and $38 million, respectively, related to the separate account DRD. The 2011 benefit included a benefit of $4 million related to a true-up of the 2010 tax return. The 2010 benefit included an expense of $23 million related to a true-up of the 2009 tax return.

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2011. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  Matters as to Which an Estimate Can Be Made

   For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2011, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be approximately $0 to $175 million.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Matters as to Which an Estimate Cannot Be Made

   For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

   Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

   Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
(ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                        DECEMBER 31,
                                                   ------------------------------
                                                    2011       2010      2009
                                                   -------    -------   -------
                                                   (IN MILLIONS, EXCEPT NUMBER OF
                                                           CLAIMS)
      Asbestos personal injury claims at year end.  66,747     68,513    68,804
      Number of new claims during the year........   4,972      5,670     3,910
      Settlement payments during the year (1)..... $  34.2    $  34.9   $  37.6

----------

(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   In 2008, Metropolitan Life Insurance Company received approximately 5,063 new claims, ending the year with a total of approximately 74,027 claims, and paid approximately $99 million for settlements reached in 2008 and prior years. In 2007, Metropolitan Life Insurance Company received approximately 7,161 new claims, ending the year with a total of approximately 79,717 claims, and paid approximately $28.2 million for settlements reached in 2007 and prior years. In 2006, Metropolitan Life Insurance Company received approximately 7,870 new claims, ending the year with a total of approximately 87,070 claims, and paid approximately $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

   The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

   The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. To the extent the Company can estimate reasonably possible losses in excess of amounts

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

accrued, it has been included in the aggregate estimate of reasonably possible loss provided above. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

   Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1.2 billion. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2011.

  Regulatory Matters

   The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

   United States of America v. EME Homer City Generation, L.P., et al. (W.D.
Pa., filed January 4, 2011).   On January 4, 2011, the U.S. commenced a civil
action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. ("EME Homer City"), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a noncontrolling interest in the electricity generating facility, which is solely operated by the lessee, EME Homer City. The complaint sought injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania's State Implementation Plan. The alleged violations were the subject of Notices of Violations ("NOVs") that the Environmental Protection Agency ("EPA") issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor's Complaint in the lawsuit. On January 7, 2011, two plaintiffs filed a putative class action titled Scott Jackson and Maria Jackson v. EME Homer City Generation L.P., et al. in the United States District Court for the Western District of Pennsylvania on behalf of a putative class of persons who have allegedly incurred damage to their persons and/or property because of the violations alleged in the action brought by the U.S. Homer City OL6 LLC is a defendant in this action. On October 12, 2011, the court issued an order dismissing the U.S.'s lawsuit with prejudice. The Government entities have appealed from the order granting defendants' motion to dismiss. On October 13, 2011, the court also issued an order dismissing the federal claims in the putative class actions with prejudice and dismissing the state law claims in the putative class actions without prejudice to re-file in state court. EME Homer City has acknowledged its obligation to indemnify Homer City OL6 LLC for any claims relating to the NOVs. Due to the acknowledged indemnification obligation, this matter is not included in the aggregate estimate of range of reasonably possible loss. In a February 13, 2012, letter to EME Homer City, Homer City OL6 LLC and others, the Sierra Club indicated its intent to sue for alleged violations of the Clean Air Act and to seek to enjoin the alleged violations, seek unspecified penalties and attorneys' fees, and other relief. Homer City OL6 LLC has served a claim for indemnification on EME Homer City.

   In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County,
Florida.   In July 2010, the EPA advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

   Sales Practices Regulatory Matters.   Regulatory authorities in a small
number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, New England Life Insurance Company ("NELICO"), GALIC, and New England Securities Corporation. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices related investigations or inquiries.

  Unclaimed Property Inquiries and Related Litigation

   More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates, including Metropolitan Life Insurance Company, for compliance with unclaimed property laws. Additionally, Metropolitan Life Insurance Company and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multistate targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration's Death Master File or a similar database to identify instances where death benefits under life

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multistate market conduct exam, or issue directives similar to the New York Insurance Department's letter. In the third quarter of 2011, Metropolitan Life Insurance Company incurred a $110 million after tax charge to increase reserves in connection with the Company's use of the U.S. Social Security Administration's Death Master File and similar databases to identify potential life insurance claims that have not yet been presented to the Company. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and changes to the Company's procedures for the identification and escheatment of abandoned property. The Company believes that payments for life insurance claims not yet presented and interest thereon will not be materially different from the reserve charge noted above. To the extent the Company can estimate the reasonably possible amount of potential additional payments, it has been included in the aggregate estimate of reasonably possible loss provided above. It is possible that there will be additional payments or other expenses incurred with respect to changes in procedures, and the Company is not currently able to estimate these additional possible amounts but such costs may be substantial.

   Total Asset Recovery Services, LLC on behalf of the State of Illinois v. MetLife, Inc., et. al. (Cir. Ct. Cook County, IL, filed January 24, 2011). Alleging that MetLife, Inc. and another company have violated the Illinois Uniform Disposition of Unclaimed Property Act by failing to escheat to Illinois benefits of 4,766 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Illinois False Claims Whistleblower Reward and Protection Act seeking to recover damages on behalf of Illinois. Based on the allegations in the complaint, it appears that plaintiff may have improperly named MetLife, Inc. as a defendant instead of Metropolitan Life Insurance Company. The action was sealed by court order until January 18, 2012. The Relator alleges that the aggregate damages, including statutory damages and treble damages, is $1,572,780,000. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendant. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $110,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint, and intends to defend this action vigorously.

   Total Asset Recovery Services, LLC on behalf of the State of Minnesota v. MetLife, Inc., et. al. (District Court, County of Hennepin, MN, filed
January 31, 2011). Alleging that MetLife, Inc. and another company have violated the Minnesota Uniform Disposition of Unclaimed Property Act by failing to escheat to Minnesota benefits of 584 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Minnesota False Claims Act seeking to recover damages on behalf of Minnesota. Based on the allegations in the complaint, it appears that plaintiff may have improperly named MetLife, Inc. as a defendant instead of Metropolitan Life Insurance Company. The action was sealed by court order until March 22, 2012. The Relator alleges that the aggregate damages, including statutory damages and treble damages, is $227,750,000. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendant. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $130,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint, and intends to defend this action vigorously.

  Total Control Accounts Litigation

   Metropolitan Life Insurance Company is a defendant in lawsuits related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits. The lawsuits include claims of breach of contract, breach of a common law fiduciary duty or a quasi-fiduciary duty such as a confidential or special relationship, or breach of a fiduciary duty under the Employee Retirement Income Security Act of 1974 ("ERISA").

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Clark, et al. v. Metropolitan Life Insurance Company (D. Nev., filed
March 28, 2008).   This putative class action lawsuit alleges breach of
contract and breach of a common law fiduciary and/or quasi-fiduciary duty arising from use of the TCA to pay life insurance policy death benefits. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In March 2009, the court granted in part and denied in part Metropolitan Life Insurance Company's motion to dismiss, dismissing the fiduciary duty and unjust enrichment claims but allowing a breach of contract claim and a special or confidential relationship claim to go forward. On September 9, 2010, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs appealed this order and on December 7, 2011, the United States Court of Appeals for the Ninth Circuit affirmed the district court's grant of summary judgment to Metropolitan Life Insurance Company, finding no breach of contract because plaintiffs suffered no damages and finding that no special or confidential relationship existed between the parties under Nevada law.

   Faber, et al. v. Metropolitan Life Insurance Company (S.D.N. Y., filed
December 4, 2008).   This putative class action lawsuit alleges that
Metropolitan Life Insurance Company's use of the TCA as the settlement option under group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. On October 23, 2009, the court granted Metropolitan Life Insurance Company's motion to dismiss with prejudice. On August 5, 2011, the United States Court of Appeals for the Second Circuit affirmed the dismissal of the complaint. Plaintiffs' petition for a rehearing or rehearing en banc with the Second Circuit was denied by the Second Circuit on November 1, 2011.

   Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7,
2010). This putative class action lawsuit raises a breach of contract claim arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program ("FEGLI"). As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In September 2010, plaintiffs filed a motion for class certification of the breach of contract claim, which the court has denied. On April 28, 2011, the court denied Metropolitan Life Insurance Company's motion to dismiss.

   Simon v. Metropolitan Life Insurance Company (D. Nev., filed November 3,
2011). Similar to Keife v. Metropolitan Life Insurance Company (pending in the same court), in this putative class action the plaintiff alleges that Metropolitan Life Insurance Company improperly paid interest to FEGLI beneficiaries. Specifically, plaintiff alleges that under the terms of the FEGLI policy, Metropolitan Life Insurance Company is required to make "immediate" payment of death benefits in "one sum." Metropolitan Life Insurance Company, plaintiff alleges, breached this duty by instead retaining the death benefits in its general investment account and sending beneficiaries a "book of drafts" known as the "TCA Money Market Option" as the only means by which funds can be accessed. Plaintiff further alleges that Metropolitan Life Insurance Company manipulates interest rates paid to policy beneficiaries. This matter has been consolidated with Keife.

   The Company is unable to estimate the reasonably possible loss or range of loss arising from the TCA matters.

  Other Litigation

   Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super.
Ct., Ontario, October 2006).   In 2006, Sun Life Assurance Company of Canada
("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed this lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. The Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

   Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich.,
removed to federal court on July 22, 2011).   This lawsuit was filed by 45
retired General Motors ("GM") employees against Metropolitan Life Insurance Company and includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, and unfair trade practices, based upon GM's 2009 reduction of the employees' life insurance coverage under GM's ERISA-governed plan. The complaint includes a count seeking class action status. Metropolitan Life Insurance Company is the insurer of GM's group life insurance plan and administers claims under the plan. According to the complaint, Metropolitan Life Insurance Company had previously provided plaintiffs with a "written guarantee" that their life insurance benefits under the GM plan would not be reduced for the rest of their lives. Metropolitan Life Insurance Company has removed the case to federal court based upon complete ERISA preemption of the state law claims. Plaintiffs filed an amended complaint recasting the state law claims and asserting ERISA claims. Metropolitan Life Insurance Company has filed a motion to dismiss.

   Sales Practices Claims.   Over the past several years, the Company has faced
numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

   Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

   Assets and liabilities held for insolvency assessments were as follows:

                                                                   DECEMBER 31,
                                                                   ------------
                                                                   2011    2010
                                                                   ----    ----
                                                                   (IN MILLIONS)
    Other Assets:
     Premium tax offset for future undiscounted assessments....... $ 63     $42
     Premium tax offsets currently available for paid assessments.   13       7
                                                                   ----    ----
                                                                   $ 76     $49
                                                                   ====    ====
    Other Liabilities:
     Insolvency assessments....................................... $113     $63
                                                                   ====    ====

   On September 1, 2011, the New York State Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York ("ELNY"), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan will involve the satisfaction of insurers' financial obligations under a number of state life and health insurance guaranty associations and also contemplates that additional industry support for certain ELNY policyholders will be provided. The Company recorded a net charge of $21 million, after tax, related to ELNY.

COMMITMENTS

  LEASES

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                   GROSS
                                  RENTAL SUBLEASE  RENTAL
                                  INCOME  INCOME  PAYMENTS
                                  ------ -------- --------
                                       (IN MILLIONS)
                      2012.......   $305      $14     $181
                      2013.......   $296      $16     $172
                      2014.......   $270      $12     $132
                      2015.......   $224      $12     $124
                      2016.......   $169      $12     $110
                      Thereafter.   $681      $74     $840

   MetLife, Inc. previously moved certain of its operations in New York from Long Island City, Queens to Manhattan. Market conditions, which precluded MetLife, Inc.'s immediate and complete sublet of all unused space following this movement of operations, resulted in a lease impairment charge of $52 million during 2009, which is included in other expenses within Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. See Note 16 for discussion of $28 million of such charges related to restructuring. Additional impairment charges could be incurred should market conditions change.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.5 billion and $2.4 billion at December 31, 2011 and 2010, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.3 billion and $2.5 billion at December 31, 2011 and 2010, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

   The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $986 million and $2.0 billion at December 31, 2011 and 2010, respectively.

GUARANTEES

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   During the year ended December 31, 2011, the Company recorded $1 million of additional liabilities for indemnities, guarantees and commitments. The Company's recorded liabilities were $4 million and $3 million at December 31, 2011 and 2010, respectively, for indemnities, guarantees and commitments.

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

   The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2011, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans. The Company's proportionate share of net pension expense related to its sponsored pension plans was $316 million, $309 million and $355 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement plans was ($22) million, less than $1 million and $70 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                                       OTHER
                                                                       PENSION     POSTRETIREMENT
                                                                    BENEFITS (1)     BENEFITS
                                                                   --------------- -------------
                                                                           DECEMBER 31,
                                                                   -----------------------------
                                                                     2011    2010   2011    2010
                                                                   -------- ------ ------  ------
                                                                           (IN MILLIONS)
Change in benefit obligations:
Benefit obligations at January 1,................................. $  6,690 $6,287 $1,819  $1,829
 Service costs....................................................      165    150     16      17
 Interest costs...................................................      384    375    107     111
 Plan participants' contributions.................................       --     --     28      33
 Net actuarial (gains) losses.....................................      897    277    269      68
 Curtailments.....................................................       --      6     --      --
 Plan amendments, change in benefits, and other (2)...............      128     --     --    (81)
 Net transfer in (out) of controlled group........................     (12)     --     --    (17)
 Prescription drug subsidy........................................       --     --     --      12
 Benefits paid....................................................    (385)  (405)  (133)   (153)
                                                                   -------- ------ ------  ------
Benefit obligations at December 31,...............................    7,867  6,690  2,106   1,819
                                                                   -------- ------ ------  ------
Change in plan assets:
Fair value of plan assets at January 1,...........................    5,976  5,419  1,184   1,118
 Actual return on plan assets.....................................      787    673     81      98
 Plan amendments, change in benefits, and other (2)...............      110     --     --      --
 Plan participants' contributions.................................       --     --     28      33
 Employer contributions...........................................      223    289     80      87
 Net transfer in (out) of controlled group........................     (12)     --     --    (12)
 Benefits paid....................................................    (385)  (405)  (133)   (140)
                                                                   -------- ------ ------  ------
Fair value of plan assets at December 31,.........................    6,699  5,976  1,240   1,184
                                                                   -------- ------ ------  ------
 Over (under) funded status at December 31,....................... $(1,168) $(714) $(866)  $(635)
                                                                   ======== ====== ======  ======
Amounts recognized in the consolidated balance sheets consist of:
 Other assets..................................................... $     -- $  107 $   --  $   --
 Other liabilities................................................  (1,168)  (821)  (866)   (635)
                                                                   -------- ------ ------  ------
   Net amount recognized.......................................... $(1,168) $(714) $(866)  $(635)
                                                                   ======== ====== ======  ======
Accumulated other comprehensive (income) loss:
 Net actuarial losses............................................. $  2,403 $2,058 $  621  $  399
 Prior service costs (credit).....................................       29     16  (179)   (287)
                                                                   -------- ------ ------  ------
   Accumulated other comprehensive (income) loss, before income tax.......................................................... $  2,432 $2,074 $  442  $  112
                                                                   ======== ====== ======  ======

----------

(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $997 million and $821 million at December 31, 2011 and 2010, respectively.

(2)During 2011, the Company became the sole sponsor of a certain qualified defined pension plan. Accordingly, the Company transitioned its accounting for that plan from a multiemployer to a single employer plan as of December 31, 2011.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The accumulated benefit obligations for all defined benefit pension plans were $7.4 billion and $6.4 billion at December 31, 2011 and 2010, respectively.

   The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                   DECEMBER 31,
                                                   -------------
                                                    2011   2010
                                                   ------  ----
                                                   (IN MILLIONS)
                  Projected benefit obligations... $1,129  $821
                  Accumulated benefit obligations. $1,011  $748
                  Fair value of plan assets....... $  110  $ --

   Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                           OTHER
                                             PENSION   POSTRETIREMENT
                                            BENEFITS     BENEFITS
                                           ----------- -------------
                                                 DECEMBER 31,
                                           -------------------------
                                            2011  2010  2011    2010
                                           ------ ---- ------  ------
                                                 (IN MILLIONS)
            Projected benefit obligations. $7,867 $821 $2,106  $1,819
            Fair value of plan assets..... $6,699 $ -- $1,240  $1,184

   Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

    i) Service Costs -- Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

    ii)Interest Costs -- Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

   iii)Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

    iv)Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

    v) Amortization of Net Actuarial (Gains) Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

    vi)Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

   The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                                        OTHER
                                                                  PENSION          POSTRETIREMENT
                                                                  BENEFITS            BENEFITS
                                                            -------------------- -------------------
                                                                    YEARS ENDED DECEMBER 31,
                                                            ----------------------------------------
                                                             2011   2010   2009   2011  2010   2009
                                                            ------ ------ ------ ------ ----- ------
                                                                         (IN MILLIONS)
Net Periodic Benefit Costs:
 Service costs............................................. $  165 $  150 $  147 $   16 $  17 $   22
 Interest costs............................................    384    375    374    107   111    123
 Settlement and curtailment costs..........................     --      8     18     --    --     --
 Expected return on plan assets............................  (423)  (422)  (414)   (76)  (79)   (74)
 Amortization of net actuarial (gains) losses..............    189    192    223     42    38     43
 Amortization of prior service costs (credit)..............      3      6      8  (108)  (83)   (36)
                                                            ------ ------ ------ ------ ----- ------
     Total net periodic benefit costs (credit).............    318    309    356   (19)     4     78
                                                            ------ ------ ------ ------ ----- ------
Other Changes in Plan Assets and Benefit Obligations
 Recognized in Other Comprehensive Income (Loss):
 Net actuarial (gains) losses..............................    532     24    251    264    49    284
 Prior service costs (credit)..............................     18     --   (12)     --  (81)  (167)
 Amortization of net actuarial gains (losses)..............  (189)  (192)  (223)   (42)  (38)   (43)
 Amortization of prior service (costs) credit..............    (3)    (6)    (8)    108    83     36
                                                            ------ ------ ------ ------ ----- ------
   Total recognized in other comprehensive income
     (loss)................................................    358  (174)      8    330    13    110
                                                            ------ ------ ------ ------ ----- ------
     Total recognized in net periodic benefit costs and
       other comprehensive income (loss)................... $  676 $  135 $  364 $  311 $  17 $  188
                                                            ====== ====== ====== ====== ===== ======

   For the year ended December 31, 2011, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of $358 million and other postretirement benefits of $330 million for an aggregate reduction in other comprehensive income (loss) of $688 million before income tax and $439 million, net of income tax.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $172 million and $6 million, respectively.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $54 million and ($104) million, respectively.

   The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company, no longer applies for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

                                                                    DECEMBER 31,
                                                                    ------------
                                                                     2010   2009
                                                                    ------  -----
                                                                    (IN MILLIONS)
Cumulative reduction in other postretirement benefits obligations:
 Balance at January 1,............................................. $  247  $ 317
 Service costs.....................................................      3      2
 Interest costs....................................................     16     16
 Net actuarial (gains) losses......................................  (255)   (76)
 Expected prescription drug subsidy................................   (11)   (12)
                                                                    ------  -----
 Balance at December 31,........................................... $   --  $ 247
                                                                    ======  =====

                                                                   YEARS ENDED DECEMBER 31,
                                                                   ------------------------
                                                                   2010         2009
                                                                   ----         ----
                                                                   (IN MILLIONS)
    Reduction in net periodic other postretirement benefit costs:
     Service costs................................................  $ 3          $ 2
     Interest costs...............................................   16           16
     Amortization of net actuarial (gains) losses.................   10           11
                                                                   ----         ----
       Total reduction in net periodic benefit costs..............  $29          $29
                                                                   ====         ====

   The Company received subsidies of $3 million, $8 million and $12 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  ASSUMPTIONS

   Assumptions used in determining benefit obligations were as follows:

                                                               OTHER
                                              PENSION       POSTRETIREMENT
                                             BENEFITS        BENEFITS
                                        ------------------- --------------
                                                 DECEMBER 31,
                                        ----------------------------------
                                          2011      2010    2011    2010
                                        --------- --------- -----   -----
        Weighted average discount rate.     4.95%     5.80% 4.95%   5.80%
        Rate of compensation increase.. 3.5%-7.5% 3.5%-7.5%   N/A     N/A

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Assumptions used in determining net periodic benefit costs were as follows:

                                                                                 OTHER
                                                        PENSION             POSTRETIREMENT
                                                       BENEFITS                BENEFITS
                                             ----------------------------- -----------------
                                                              DECEMBER 31,
                                             -----------------------------------------------
                                               2011      2010      2009    2011  2010  2009
                                             --------- --------- --------- ----- ----- -----
Weighted average discount rate..............     5.80%     6.25%     6.60% 5.80% 6.25% 6.60%
Weighted average expected rate of return on
  plan assets...............................     7.25%     8.00%     8.25% 7.25% 7.20% 7.36%
Rate of compensation increase............... 3.5%-7.5% 3.5%-7.5% 3.5%-7.5%   N/A   N/A   N/A

   The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

   The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

   The weighted average expected rate of return on plan assets for use in that plan's valuation in 2012 is currently anticipated to be 7.00% for pension benefits and 6.22% for other postretirement benefits.

   The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                   DECEMBER 31,
                     -------------------------------------------------------------------------
                                    2011                                 2010
                     ------------------------------------ ------------------------------------
Pre-and              7.3% in 2012, gradually decreasing   7.8% in 2011, gradually decreasing
  Post-Medicare      each year until 2083                 each year until 2083
  eligible claims... reaching the ultimate rate of 4.3%.  reaching the ultimate rate of 4.4%.

   Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects:

                                                          ONE PERCENT ONE PERCENT
                                                           INCREASE    DECREASE
                                                          ----------- -----------
                                                               (IN MILLIONS)
Effect on total of service and interest costs components.        $  8      $  (9)
Effect of accumulated postretirement benefit obligations.        $196      $(161)

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PLAN ASSETS

   The pension and other postretirement benefit plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

   Level 1 This category includes investments in fixed maturity securities, equity securities, derivative securities, and short-term investments which have unadjusted quoted market prices in active markets for identical assets and liabilities.

   Level 2 This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

          Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

          Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

   Level 3 This category includes separate accounts that are invested in fixed maturity securities, equity securities, pass-through securities, derivative securities and other invested assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

   The Company has issued group annuity and life insurance contracts supporting the pension and other postretirement benefit plan assets, which are invested primarily in separate accounts.

   The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge funds investments.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The pension and postretirement plan assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                           DECEMBER 31, 2011
                                     -----------------------------------------------------------------------------------
                                                                                                        OTHER
                                                        PENSION                                     POSTRETIREMENT
                                                        BENEFITS                                       BENEFITS
                                     ---------------------------------------------- ------------------------------------
                                          FAIR VALUE MEASUREMENTS AT                     FAIR VALUE MEASUREMENTS AT
                                             REPORTING DATE USING                           REPORTING DATE USING
                                     ------------------------------------           ------------------------------------
                                       QUOTED                                         QUOTED
                                       PRICES                                         PRICES
                                      IN ACTIVE                                      IN ACTIVE
                                       MARKETS                                        MARKETS
                                         FOR     SIGNIFICANT                            FOR     SIGNIFICANT
                                      IDENTICAL     OTHER    SIGNIFICANT    TOTAL    IDENTICAL     OTHER    SIGNIFICANT
                                     ASSETS AND  OBSERVABLE  UNOBSERVABLE ESTIMATED ASSETS AND  OBSERVABLE  UNOBSERVABLE
                                     LIABILITIES   INPUTS       INPUTS      FAIR    LIABILITIES   INPUTS       INPUTS
                                      (LEVEL 1)   (LEVEL 2)   (LEVEL 3)     VALUE    (LEVEL 1)   (LEVEL 2)   (LEVEL 3)
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
                                                                             (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 Corporate..........................      $   --      $1,820         $ 30    $1,850        $ --        $139          $ 4
 Federal agencies...................           1         270           --       271          --          29           --
 Foreign bonds......................          --         200            5       205          --          13           --
 Municipals.........................          --         174           --       174          --          59            1
 Preferred stocks...................          --           1           --         1          --          --           --
 U.S. government bonds..............         949         176           --     1,125         160           1           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total fixed maturity securities..         950       2,641           35     3,626         160         241            5
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
Equity securities:
 Common stock -- domestic...........       1,082          36          194     1,312         240           2           --
 Common stock -- foreign............         271          --           --       271          55          --           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total equity securities..........       1,353          36          194     1,583         295           2           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
Money market securities.............           2          --           --         2          --           1           --
Pass-through securities.............          --         444            2       446          --          84            5
Derivative securities...............          28           9            4        41          --          --            1
Short-term investments..............           4         378           --       382           6         435           --
Other invested assets...............          --          65          501       566          --          --           --
Other receivables...................          --          45           --        45          --           4           --
Securities receivable...............          --           8           --         8          --           1           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total assets....................      $2,337      $3,626         $736    $6,699        $461        $768          $11
                                     =========== =========== ============ ========= =========== =========== ============

                                     ----------



                                     ----------








                                       TOTAL
                                     ESTIMATED
                                       FAIR
                                       VALUE
                                     ---------

ASSETS:
Fixed maturity securities:
 Corporate..........................    $  143
 Federal agencies...................        29
 Foreign bonds......................        13
 Municipals.........................        60
 Preferred stocks...................        --
 U.S. government bonds..............       161
                                     ---------
   Total fixed maturity securities..       406
                                     ---------
Equity securities:
 Common stock -- domestic...........       242
 Common stock -- foreign............        55
                                     ---------
   Total equity securities..........       297
                                     ---------
Money market securities.............         1
Pass-through securities.............        89
Derivative securities...............         1
Short-term investments..............       441
Other invested assets...............        --
Other receivables...................         4
Securities receivable...............         1
                                     ---------
    Total assets....................    $1,240
                                     =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                            DECEMBER 31, 2010
                                      -----------------------------------------------------------------------------------
                                                                                                         OTHER
                                                         PENSION                                     POSTRETIREMENT
                                                         BENEFITS                                       BENEFITS
                                      ---------------------------------------------- ------------------------------------
                                           FAIR VALUE MEASUREMENTS AT                     FAIR VALUE MEASUREMENTS AT
                                              REPORTING DATE USING                           REPORTING DATE USING
                                      ------------------------------------           ------------------------------------
                                        QUOTED                                         QUOTED
                                        PRICES                                         PRICES
                                       IN ACTIVE                                      IN ACTIVE
                                        MARKETS                                        MARKETS
                                          FOR     SIGNIFICANT                            FOR     SIGNIFICANT
                                       IDENTICAL     OTHER    SIGNIFICANT    TOTAL    IDENTICAL     OTHER    SIGNIFICANT
                                      ASSETS AND  OBSERVABLE  UNOBSERVABLE ESTIMATED ASSETS AND  OBSERVABLE  UNOBSERVABLE
                                      LIABILITIES   INPUTS       INPUTS      FAIR    LIABILITIES   INPUTS       INPUTS
                                       (LEVEL 1)   (LEVEL 2)   (LEVEL 3)     VALUE    (LEVEL 1)   (LEVEL 2)   (LEVEL 3)
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
                                                                              (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 Corporate...........................      $   --      $1,444         $ 45    $1,489        $ --        $ 67          $ 4
 Federal agencies....................          --         165           --       165          --          15           --
 Foreign bonds.......................          --         138            4       142          --           3           --
 Municipals..........................          --         129           --       129          --          37            1
 Preferred stocks....................          --           4           --         4          --          --           --
 U.S. government bonds...............         614         129           --       743          82          --           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total fixed maturity securities...         614       2,009           49     2,672          82         122            5
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
Equity securities:
 Common stock -- domestic............       1,329          88          228     1,645         359           3           --
 Common stock -- foreign.............         436          --           --       436          77          --           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total equity securities...........       1,765          88          228     2,081         436           3           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
Money market securities..............         189          95           --       284           1           1           --
Pass-through securities..............          --         303            2       305          --          73            6
Derivative securities................           2         (4)          (1)       (3)          --          --           --
Short-term investments...............        (10)          96           --        86           8         443           --
Other invested assets................          --          59          446       505          --          --           --
Other receivables....................          --          37           --        37          --           3           --
Securities receivable................          --          66           --        66          --           2           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total assets.....................      $2,560      $2,749         $724    $6,033        $527        $647          $11
                                      =========== =========== ============ ========= =========== =========== ============
LIABILITIES:
Securities payable...................      $   --      $   57         $ --    $   57        $ --        $  1          $--
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total liabilities................      $   --      $   57         $ --    $   57        $ --        $  1          $--
                                      =========== =========== ============ ========= =========== =========== ============
     Total assets and liabilities....      $2,560      $2,692         $724    $5,976        $527        $646          $11
                                      =========== =========== ============ ========= =========== =========== ============

                                      ----------



                                      ----------








                                        TOTAL
                                      ESTIMATED
                                        FAIR
                                        VALUE
                                      ---------

ASSETS:
Fixed maturity securities:
 Corporate...........................    $   71
 Federal agencies....................        15
 Foreign bonds.......................         3
 Municipals..........................        38
 Preferred stocks....................        --
 U.S. government bonds...............        82
                                      ---------
   Total fixed maturity securities...       209
                                      ---------
Equity securities:
 Common stock -- domestic............       362
 Common stock -- foreign.............        77
                                      ---------
   Total equity securities...........       439
                                      ---------
Money market securities..............         2
Pass-through securities..............        79
Derivative securities................        --
Short-term investments...............       451
Other invested assets................        --
Other receivables....................         3
Securities receivable................         2
                                      ---------
    Total assets.....................    $1,185
                                      =========
LIABILITIES:
Securities payable...................    $    1
                                      ---------
    Total liabilities................    $    1
                                      =========
     Total assets and liabilities....    $1,184
                                      =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 --------------------------------------------------------------------------------------------
                                                       PENSION BENEFITS                        OTHER POSTRETIREMENT BENEFITS
                                 ------------------------------------------------------------ -------------------------------
                                  FIXED MATURITY     EQUITY                                      FIXED MATURITY
                                    SECURITIES:    SECURITIES:                                    SECURITIES:
                                 ----------------- -----------                                --------------------
                                                     COMMON      PASS-                OTHER                          PASS-
                                           FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED                       THROUGH
                                 CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS  CORPORATE MUNICIPALS SECURITIES
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
                                                                              (IN MILLIONS)
YEAR ENDED DECEMBER 31,
 2011:
Balance, January 1,.............     $  45    $  4       $ 228       $  2       $(1)   $  446       $ 4        $ 1       $  6
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........        --      --          --         --         --       --        --         --         --
   Net investment gains
    (losses)....................        --      --        (57)        (1)          1       80        --         --        (1)
   Net derivative gains
    (losses)....................        --      --          --         --         --       --        --         --         --
  Other comprehensive income
   (loss).......................       (3)     (2)         110          1          6       42        --         --          1
  Purchases.....................        --       3           7          1         --       91        --         --         --
  Sales.........................      (13)      --        (94)        (2)        (2)    (158)        --         --        (1)
  Issuances.....................        --      --          --         --         --       --        --         --         --
  Settlements...................        --      --          --         --         --       --        --         --         --
Transfers into Level 3..........         1      --          --          1         --       --        --         --          1
Transfers out of Level 3........        --      --          --         --         --       --        --         --        (1)
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
Balance, December 31,...........     $  30    $  5       $ 194       $  2       $  4   $  501       $ 4        $ 1       $  5
                                 ========= ======= =========== ========== ========== ======== ========= ========== ==========








                                 DERIVATIVE
                                 SECURITIES
                                 ----------

YEAR ENDED DECEMBER 31,
 2011:
Balance, January 1,.............        $--
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........         --
   Net investment gains
    (losses)....................         --
   Net derivative gains
    (losses)....................         --
  Other comprehensive income
   (loss).......................          1
  Purchases.....................         --
  Sales.........................         --
  Issuances.....................         --
  Settlements...................         --
Transfers into Level 3..........         --
Transfers out of Level 3........         --
                                 ----------
Balance, December 31,...........        $ 1
                                 ==========

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 --------------------------------------------------------------------------------------------
                                                       PENSION BENEFITS                        OTHER POSTRETIREMENT BENEFITS
                                 ------------------------------------------------------------ -------------------------------
                                  FIXED MATURITY     EQUITY                                      FIXED MATURITY
                                    SECURITIES:    SECURITIES:                                    SECURITIES:
                                 ----------------- -----------                                --------------------
                                                     COMMON      PASS-                OTHER                          PASS-
                                           FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED                       THROUGH
                                 CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS  CORPORATE MUNICIPALS SECURITIES
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
                                                                        (IN MILLIONS)
YEAR ENDED DECEMBER 31,
 2010:
Balance, January 1,.............     $  64    $  5        $229      $  66       $ --     $354       $--        $--       $  9
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........        --      --          --       (11)          2       74        --         --        (4)
   Net investment gains
    (losses)....................        --      --          --         --         --       --        --         --         --
   Net derivative gains
    (losses)....................        --      --          --         --         --       --        --         --         --
  Other comprehensive
   income (loss)................         7       1         (2)         13        (2)      (4)         1         --          1
Purchases, sales, issuances and
 settlements....................      (17)     (2)           1       (67)        (1)       22        --         --        (1)
Transfers into Level 3..........         4      --          --          2         --       --         3          1          1
Transfers out of Level 3........      (13)      --          --        (1)         --       --        --         --         --
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
Balance, December 31,...........     $  45    $  4        $228      $   2       $(1)     $446       $ 4        $ 1       $  6
                                 ========= ======= =========== ========== ========== ======== ========= ========== ==========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                      ------------------------------------------------------------------------------------------
                                                            PENSION BENEFITS                       OTHER POSTRETIREMENT BENEFITS
                                      ------------------------------------------------------------ -----------------------------
                                       FIXED MATURITY     EQUITY
                                         SECURITIES:    SECURITIES:
                                      ----------------- -----------
                                                          COMMON      PASS-                OTHER               PASS-
                                                FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED            THROUGH
                                      CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS           SECURITIES
                                      --------- ------- ----------- ---------- ---------- -------- -----------------------------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..................      $ 54    $  4      $  437      $  76      $  38    $ 372                         $  13
Total realized/unrealized gains
 (losses) included in:
  Earnings:..........................
   Net investment income.............       (5)     (1)          --        (2)         34        4                          (17)
   Net investment gains (losses).....        --      --          --         --         --       --                            --
   Net derivative gains (losses).....        --      --          --         --         --       --                            --
  Other comprehensive income
   (loss)............................        20       5       (220)          8       (37)     (56)                            17
Purchases, sales, issuances and
 settlements.........................       (3)     (3)          12       (23)       (35)       34                           (4)
Transfers into and/or out of Level 3.       (2)      --          --          7         --       --                            --
                                      --------- ------- ----------- ---------- ---------- -------- -----------------------------
Balance, December 31,................      $ 64    $  5      $  229      $  66      $  --    $ 354                         $   9
                                      ========= ======= =========== ========== ========== ======== =============================

   See Note 5 for further information about the valuation techniques and inputs by level of major assets of invested assets that affect the amounts reported above.

   The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

   The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

   The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target range allocation by major asset class as of December 31, 2011 for the Invested Plans:

                                  DEFINED BENEFIT PLAN        POSTRETIREMENT MEDICAL       POSTRETIREMENT LIFE
                                  ------------------------    -------------------------    ---------------------
                                            ACTUAL ALLOCATION            ACTUAL ALLOCATION        ACTUAL ALLOCATION
                                   TARGET   --------------      TARGET   --------------    TARGET --------------
                                   RANGE    2011     2010       RANGE    2011     2010     RANGE  2011     2010
                                  --------- ----     ----     ---------- ----     ----     ------ ----     ----
ASSET CLASS:
Fixed maturity securities:
  Corporate......................             28%      24%                 17%      10%             --%      --%
  Federal agency.................              4        3                   4        2              --       --
  Foreign bonds..................              3        3                   2       --              --       --
  Municipals.....................              3        2                   8        5              --       --
  U.S. government bonds..........             17       12                  20       11              --       --
                                            ----     ----                ----     ----            ----     ----
   Total fixed maturity
    securities................... 50% - 80%   55%      44%    50% - 100%   51%      28%        0%   --%      --%
                                            ----     ----                ----     ----            ----     ----
Equity securities:
  Common stock -- domestic.......             20%      27%                 30%      49%             --%      --%
  Common stock -- foreign........              4        8                   7       10              --       --
                                            ----     ----                ----     ----            ----     ----
   Total equity securities.......  0% - 40%   24%      35%      0% - 50%   37%      59%        0%   --%      --%
                                            ----     ----                ----     ----            ----     ----
Alternative securities:
  Money market securities........             --%       5%                  1%      --%             --%      --%
  Pass-through securities........              6        5                  11       11              --       --
  Derivatives....................              1       --                  --       --              --       --
  Short-term investments.........              5        1                  --        1             100      100
  Other invested assets..........              8        8                  --       --              --       --
  Other receivables..............              1        1                  --        1              --       --
  Securities receivable..........             --        1                  --       --              --       --
                                            ----     ----                ----     ----            ----     ----
   Total alternative securities.. 10% - 20%   21%      21%      0% - 10%   12%      13%      100%  100%     100%
                                            ----     ----                ----     ----            ----     ----
    Total assets.................            100%     100%                100%     100%            100%     100%
                                            ====     ====                ====     ====            ====     ====

  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for 2012. The Company expects to make discretionary contributions to the qualified pension plan of $176 million in 2012. For information on employer contributions, see "-- Obligations, Funded Status and Net Periodic Benefit Costs."

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $88 million to fund the benefit payments in 2012.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $75 million towards benefit obligations in 2012 to pay postretirement medical claims.

   As noted previously, the Company no longer expects to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                               OTHER
                                  PENSION  POSTRETIREMENT
                                  BENEFITS    BENEFITS
                                  -------- --------------
                                       (IN MILLIONS)
                       2012......   $  435           $110
                       2013......   $  410           $112
                       2014......   $  440           $115
                       2015......   $  439           $117
                       2016......   $  454           $119
                       2017-2021.   $2,543           $609

  ADDITIONAL INFORMATION

   As previously discussed, most of the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $47 million, $46 million and $42 million for the years ended December 31, 2011, 2010 and 2009, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $885 million, $767 million and $689 million for the years ended December 31, 2011, 2010 and 2009, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

   The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $73 million, $72 million and $79 million for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


15.  EQUITY

  CAPITAL CONTRIBUTIONS

   During the year ended December 31, 2011, United MetLife Insurance Company Limited ("United"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with Sino-US MetLife Insurance Company Limited ("Sino"), another insurance underwriting joint venture of an affiliate of the Company. The Company's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of United compared to the contributed capital and undistributed earnings of all other owners of United and Sino. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, the Company's investment in Sino-United is based on the carrying value of its investment in United. Pursuant to the merger, the Company entered into an agreement whereby the affiliate will pay an amount to the Company based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a capital contribution, was received during the year ended December 31, 2011. The Company's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

   During each of the years ended December 31, 2011, 2010 and 2009, MetLife, Inc. contributed $3 million in the form of payment of line of credit fees on the Company's behalf.

  STOCK-BASED COMPENSATION PLANS

  Overview

   The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock, or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

  Description of Plans for Employees and Agents -- General Terms

   The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options to buy shares of MetLife, Inc. common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Stock Plan since 2005.

   Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to MetLife, Inc. common stock).

   The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2011, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 31,803,801. Stock Option exercises and other awards

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. or by the issuance of new shares.

   Of the stock-based compensation for the years ended December 31, 2011, 2010 and 2009, 70%, 79% and 88%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

   Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

  Compensation Expense Related to Stock-Based Compensation

   The components of compensation expense related to stock-based compensation was as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                               2011     2010    2009
                                               ----     ----    ----
                                               (IN MILLIONS)
                  Stock Options............... $ 48      $39     $48
                  Performance Shares (1)......   37       19      10
                  Restricted Stock Units......   15        9       3
                                               ----     ----    ----
                  Total compensation expenses. $100      $67     $61
                                               ====     ====    ====
                  Income tax benefits......... $ 35      $23     $21
                                               ====     ====    ====

----------

(1)Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

   At December 31, 2011, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 85%, 54% and 84%, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                           DECEMBER 31, 2011
                                     ------------------------------
                                                   WEIGHTED AVERAGE
                                        EXPENSE         PERIOD
                                     ------------- ----------------
                                     (IN MILLIONS)     (YEARS)
             Stock Options..........           $52             1.82
             Performance Shares.....           $44             1.76
             Restricted Stock Units.           $23             1.82

  Stock Options

   Stock Options are the contingent right of award holders to purchase shares of MetLife, Inc. common stock at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of MetLife, Inc. common stock reported on the New York Stock Exchange on the date of grant, and have a maximum term of 10 years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

   A summary of the activity related to Stock Options for the year ended December 31, 2011 was as follows:

                                                                                      WEIGHTED
                                                                                       AVERAGE
                                                                                      REMAINING    AGGREGATE
                                                       SHARES UNDER WEIGHTED AVERAGE CONTRACTUAL   INTRINSIC
                                                          OPTION     EXERCISE PRICE     TERM       VALUE (1)
                                                       ------------ ---------------- ----------- -------------
                                                                                       (YEARS)   (IN MILLIONS)
Outstanding at January 1, 2011........................   32,702,331           $38.47        5.30          $195
Granted (2)...........................................    5,471,447           $45.16
Exercised.............................................  (2,944,529)           $29.83
Expired...............................................    (317,342)           $42.32
Forfeited.............................................    (198,381)           $38.34
                                                        -----------
Outstanding at December 31, 2011......................   34,713,526           $40.22        5.35          $ --
                                                       ============ ================ =========== =============
Aggregate number of stock options expected to vest at
  a future date as of December 31, 2011...............   33,596,536           $40.31        5.25          $ --
                                                       ============ ================ =========== =============
Exercisable at December 31, 2011......................   24,345,356           $41.06        4.02          $ --
                                                       ============ ================ =========== =============

----------

(1)The aggregate intrinsic value was computed using the closing share price on December 30, 2011 of $31.18 and December 31, 2010 of $44.44, as applicable.

(2)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $78 million.

   The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc. common stock; risk-free rate of return; expected dividend yield on MetLife, Inc. common stock; exercise multiple; and the post-vesting termination rate.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Expected volatility is based upon an analysis of historical prices of MetLife, Inc. common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of MetLife, Inc.'s common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

   The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

   Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

   The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

   The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                               YEARS ENDED DECEMBER 31,
                                                          -----------------------------------
                                                             2011        2010        2009
                                                          ----------- ----------- -----------
Dividend yield...........................................    1.65%       2.11%       3.15%
Risk-free rate of return................................. 0.29%-5.51% 0.35%-5.88% 0.73%-6.67%
Expected volatility......................................   32.64%      34.41%      44.39%
Exercise multiple........................................    1.69        1.75        1.76
Post-vesting termination rate............................    3.36%       3.64%       3.70%
Contractual term (years).................................     10          10          10
Expected life (years)....................................      7           7           6
Weighted average exercise price of stock options granted.   $ 45.16     $35.06      $23.61
Weighted average fair value of stock options granted.....   $ 14.27     $11.29       $8.37

   MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principal for the non-employee insurance agent, who exercised the Stock Option.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents a summary of Stock Option exercise activity:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2011     2010    2009
                                                          ----     ----    ----
                                                          (IN MILLIONS)
       Total intrinsic value of stock options exercised..  $41      $22     $ 1
       Cash received from exercise of stock options......  $88      $52     $ 8
       Tax benefit realized from stock options exercised.  $13      $ 8     $--

  Performance Shares

   Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in shares of MetLife, Inc. common stock. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

   Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.'s performance in change in annual net operating earnings and total shareholder return over the applicable three-year performance period compared to the performance of its competitors. The performance factor was 0.90 for the January 1, 2008 -- December 31, 2010 performance period.

   The following table presents a summary of Performance Share activity for the year ended December 31, 2011:

                                                                                          WEIGHTED AVERAGE
                                                                              PERFORMANCE    GRANT DATE
                                                                                SHARES       FAIR VALUE
                                                                              ----------- ----------------
Outstanding at January 1, 2011...............................................   4,155,574           $31.91
Granted (1)..................................................................   1,783,070           $42.84
Forfeited....................................................................    (89,725)           $32.79
Payable (2)..................................................................   (824,825)           $57.95
                                                                                ---------
Outstanding at December 31, 2011.............................................   5,024,094           $31.50
                                                                              =========== ================
Performance Shares expected to vest at a future date as of December 31, 2011.   4,729,890           $32.35
                                                                              =========== ================

----------

(1)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $76 million.

(2)Includes both shares paid and shares deferred for later payment.

   Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2011, the three year performance period for the 2009 Performance Share grants was completed, but the performance factor had not yet been calculated. Included in the immediately preceding table are 1,791,609 outstanding Performance Shares to which the 2009-2011 performance factor will be applied.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Restricted Stock Units

   Restricted Stock Units are units that, if they vest, are payable in shares of MetLife, Inc. common stock. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

   The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

   The following table presents a summary of Restricted Stock Unit activity for the year ended December 31, 2011:

                                                                                              WEIGHTED AVERAGE
                                                                             RESTRICTED STOCK    GRANT DATE
                                                                                  UNITS          FAIR VALUE
                                                                             ---------------- ----------------
Outstanding at January 1, 2011..............................................          937,172           $29.63
Granted (1).................................................................          734,159           $41.94
Forfeited...................................................................         (61,160)           $35.36
Payable (2).................................................................         (47,322)           $44.35
                                                                             ---------------- ----------------
Outstanding at December 31, 2011............................................        1,562,849           $34.74
                                                                             ================ ================
Restricted Stock Units expected to vest at a future date as of December 31,
  2011......................................................................        1,562,849           $34.74
                                                                             ================ ================

----------

(1)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $31 million.

(2)Includes both shares paid and shares deferred for later payment.

  STATUTORY EQUITY AND INCOME

   Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

   The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

   Statutory net income (unaudited) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2.0 billion, $2.1 billion and $1.2 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus (unaudited), as filed with the New York State Department of Insurance, was $13.5 billion and $13.2 billion at December 31, 2011 and 2010, respectively.

  DIVIDEND RESTRICTIONS

   Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2011, Metropolitan Life Insurance Company paid a dividend of $1.3 billion, of which $170 million was a transfer of securities. During the year ended December 31, 2010, Metropolitan Life Insurance Company paid a dividend of $631 million, of which $399 million was a transfer of securities. During the year ended December 31, 2009, Metropolitan Life Insurance Company did not pay a dividend. The maximum amount of dividends which Metropolitan Life Insurance Company may pay in 2012 without prior regulatory approval is $1.3 billion.

   Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. Under Massachusetts State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2011, 2010 and 2009, NELICO paid a dividend of $107 million,
$84 million and $19 million, respectively. The maximum amount of dividends which NELICO may pay to Metropolitan Life Insurance Company in 2012 without prior regulatory approval is $46 million.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a cash dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2011, GALIC paid an extraordinary cash dividend to GenAmerica Financial, LLC ("GenAmerica"), its former parent, of $183 million and GenAmerica subsequently paid an ordinary dividend to its parent, Metropolitan Life Insurance Company of $183 million. During the years ended December 31, 2010 and 2009, GALIC paid a dividend to GenAmerica, which was subsequently paid by GenAmerica to Metropolitan Life Insurance Company, of $149 million and $107 million, respectively. The maximum amount of dividends which GALIC may pay to Metropolitan Life Insurance Company in 2012 without prior regulatory approval is $70 million.

   For the years ended December 31, 2011, 2010 and 2009, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $518 million, $248 million and $41 million, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  OTHER COMPREHENSIVE INCOME (LOSS)

   The following table sets forth the balance and changes in accumulated other comprehensive income (loss) including reclassification adjustments required for the years ended December 31, 2011, 2010 and 2009 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                 --------------------------
                                                                                   2011     2010     2009
                                                                                 -------- -------- --------
                                                                                       (IN MILLIONS)
Holding gains (losses) on investments arising during the year................... $  9,190 $  7,350 $ 12,267
Income tax effect of holding gains (losses).....................................  (3,219)  (2,568)  (4,233)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income...........................................................     (45)    (545)      562
Income tax effect of reclassification adjustments...............................       16      190    (194)
Allocation of holding (gains) losses on investments relating to other policyholder amounts..........................................................  (5,430)  (2,329)  (1,948)
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts.......................................................................    1,902      814      672
                                                                                 -------- -------- --------
Net unrealized investment gains (losses), net of income tax.....................    2,414    2,912    7,126
Foreign currency translation adjustments, net of income tax.....................        4     (16)     (92)
Defined benefit plans adjustment, net of income tax.............................    (422)       98     (90)
                                                                                 -------- -------- --------
Other comprehensive income (loss)...............................................    1,996    2,994    6,944
Other comprehensive income (loss) attributable to noncontrolling interests......       --      (6)        5
                                                                                 -------- -------- --------
Other comprehensive income (loss) attributable to Metropolitan Life Insurance
  Company, excluding cumulative effect of change in accounting principle........    1,996    2,988    6,949
Cumulative effect of change in accounting principle, net of income tax expense
  (benefit) of $0, $6 million and ($19) million (see Note 1)....................       --       10     (36)
                                                                                 -------- -------- --------
 Other comprehensive income (loss) attributable to Metropolitan Life
   Insurance Company............................................................ $  1,996 $  2,998 $  6,913
                                                                                 ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


16.  OTHER EXPENSES

   Information on other expenses was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2011     2010    2009
                                                            ------   ------  ------
                                                               (IN MILLIONS)
Compensation............................................... $2,260   $2,230  $2,433
Pension, postretirement & post employment benefit costs....    330      331     411
Commissions................................................    724      651     758
Volume-related costs.......................................    196      173      36
Affiliated interest costs on ceded and assumed reinsurance.  1,393    1,386   1,236
Capitalization of DAC......................................  (893)    (804)   (857)
Amortization of DAC and VOBA...............................    987      950     415
Interest expense on debt and debt issuance costs...........    194      217     166
Premium taxes, licenses & fees.............................    302      288     317
Professional services......................................    832      743     701
Rent, net of sublease income...............................    129      147     262
Other......................................................   (40)     (53)     131
                                                            ------   ------  ------
 Total other expenses...................................... $6,414   $6,259  $6,009
                                                            ======   ======  ======

  CAPITALIZATION OF DAC AND AMORTIZATION OF DAC AND VOBA

   See Note 6 for DAC and VOBA by segment and a rollforward of each including impacts of capitalization and amortization. See also Note 10 for a description of the DAC amortization impact associated with the closed block.

  INTEREST EXPENSE ON DEBT AND DEBT ISSUANCE COSTS

   See Note 11 for attribution of interest expense by debt issuance. Interest expense on debt and debt issuance costs includes interest expense related to CSEs. See Note 3.

  AFFILIATED EXPENSES

   Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions.

   See Notes 9, 11 and 19 for a discussion of affiliated expenses included in the table above.

  LEASE IMPAIRMENTS

   See Note 13 for description of lease impairments included within other expenses.

  RESTRUCTURING CHARGES

   In September 2008, MetLife, Inc. began an enterprise-wide cost reduction and revenue enhancement initiative which was fully implemented by December 31, 2011. This initiative was focused on reducing complexity, leveraging scale, increasing productivity and improving the effectiveness of MetLife, Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported within Corporate & Other. Restructuring charges associated with this enterprise-wide initiative were as follows:

                                                                    YEARS ENDED DECEMBER 31,
                                                                    ------------------------
                                                                    2011    2010     2009
                                                                    ----    -----   ------
                                                                      (IN MILLIONS)
Balance at January 1,.............................................. $  3    $  19   $   61
Severance charges..................................................    2       14       70
Change in severance charge estimates...............................    1      (2)      (8)
Cash payments......................................................  (6)     (28)    (104)
                                                                    ----    -----   ------
Balance at December 31,............................................ $ --    $   3   $   19
                                                                    ====    =====   ======
Restructuring charges incurred in current period................... $  3    $  12   $   62
                                                                    ====    =====   ======
Total restructuring charges incurred since inception of initiative. $138    $ 135   $  123
                                                                    ====    =====   ======

   Changes in severance charge estimates were due to changes in estimates for variable incentive compensation, COBRA benefits, employee outplacement services and for employees whose severance status changed.

   In addition to the above charges, the Company has recognized lease charges of $28 million associated with the consolidation of office space since the inception of the initiative.

17.  BUSINESS SEGMENT INFORMATION

   The Company is organized into three segments: Insurance Products, Retirement Products and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other. On November 21, 2011, MetLife, Inc. announced that it will be reorganizing its business into three broad geographic regions and creating a global employee benefits business. While MetLife, Inc. has initiated certain changes in response to this announcement, the Company continued to evaluate the performance of its operating segments under the existing segment structure as of December 31, 2011.

   Insurance Products offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into three distinct businesses: Group Life, Individual Life and Non-Medical Health. Group Life insurance products and services include variable life, universal life and term life products. Individual Life insurance products and services include variable life, universal life, term life and whole life products. Non-Medical Health products and services include dental insurance, group short- and long-term disability, individual disability income, LTC, critical illness and accidental death & dismemberment coverages. Retirement Products offers a variety of variable and fixed annuities. Corporate Benefit Funding offers pension risk solutions, structured settlements, stable value and investment products and other benefit funding products.

   Corporate & Other contains the excess capital not allocated to the segments, various start-up and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for GAAP income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

   Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

   Operating revenues excludes net investment gains (losses) and net derivative gains (losses). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment,
       (ii) includes income from discontinued real estate operations, and
       (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

   The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets,
       (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    .  Other expenses excludes costs related to noncontrolling interests.

   In 2011, management modified its definition of operating earnings to exclude impacts related to certain variable annuity guarantees and Market Value Adjustments to better conform to the way it manages and assesses its business. Accordingly, such results are no longer reported in operating earnings. Consequently, prior years' results for Retirement Products and total consolidated operating earnings have been decreased by $15 million, net of $8 million of income tax, and $18 million, net of $10 million of income tax, for the years ended December 31, 2010 and 2009, respectively.

   Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other for the years ended December 31, 2011, 2010 and 2009 and at December 31, 2011 and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010. The accounting policies of the segments are the same as those of the Company, except for operating earnings adjustments as defined above, the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation.

   Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s business.

   Effective January 1, 2011, MetLife, Inc. updated its economic capital model to align segment allocated equity with emerging standards and consistent risk principles. Such changes to MetLife, Inc.'s economic capital model are applied prospectively. Segment net investment income is also credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income (loss) from continuing operations, net of income tax.

                                                      OPERATING EARNINGS
                                       ------------------------------------------------
                                                            CORPORATE
                                       INSURANCE RETIREMENT  BENEFIT  CORPORATE                        TOTAL
YEAR ENDED DECEMBER 31, 2011           PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL  ADJUSTMENTS CONSOLIDATED
-------------------------------------  --------- ---------- --------- --------- ------- ----------- ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums..............................   $16,346     $  594    $1,347    $    1 $18,288      $   --      $18,288
Universal life and investment-type
 product policy fees..................     1,406        559       196        --   2,161          41        2,202
Net investment income.................     5,216      2,154     3,987       391  11,748       (121)       11,627
Other revenues........................       491        109       242       966   1,808          --        1,808
Net investment gains (losses).........        --         --        --        --      --         132          132
Net derivative gains (losses).........        --         --        --        --      --       1,578        1,578
                                       --------- ---------- --------- --------- ------- ----------- ------------
  Total revenues......................    23,459      3,416     5,772     1,358  34,005       1,630       35,635
                                       --------- ---------- --------- --------- ------- ----------- ------------
EXPENSES
Policyholder benefits and claims and
 policyholder dividends...............    17,994      1,005     2,989         4  21,992          44       22,036
Interest credited to policyholder
 account balances.....................       502        678     1,138        --   2,318          54        2,372
Capitalization of DAC.................     (398)      (475)      (20)        --   (893)          --        (893)
Amortization of DAC and VOBA..........       529        366        14         1     910          77          987
Interest expense on debt..............         3          3         7       172     185           9          194
Other expenses........................     3,031      1,396       446     1,247   6,120           6        6,126
                                       --------- ---------- --------- --------- ------- ----------- ------------
  Total expenses......................    21,661      2,973     4,574     1,424  30,632         190       30,822
                                       --------- ---------- --------- --------- ------- ----------- ------------
Provision for income tax expense
 (benefit)............................       631        156       421     (229)     979         502        1,481
                                       --------- ---------- --------- --------- -------             ------------
OPERATING EARNINGS....................   $ 1,167     $  287    $  777    $  163   2,394
                                       ========= ========== ========= ========= =======
Adjustments to:
  Total revenues......................                                            1,630
  Total expenses......................                                            (190)
  Provision for income tax (expense)
   benefit............................                                            (502)
                                                                                -------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME TAX........                                          $ 3,332                  $ 3,332
                                                                                =======             ============

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                              CORPORATE
                                                         INSURANCE RETIREMENT  BENEFIT   CORPORATE
AT DECEMBER 31, 2011                                     PRODUCTS   PRODUCTS   FUNDING    & OTHER      TOTAL
-----------------------------------                      --------- ---------- --------- ----------- ------------
                                                                              (IN MILLIONS)
TOTAL ASSETS.......................                       $127,169    $80,219  $157,553     $37,255     $402,196
SEPARATE ACCOUNT ASSETS............                       $  7,173    $36,557  $ 62,948     $    --     $106,678
SEPARATE ACCOUNT LIABILITIES.......                       $  7,173    $36,557  $ 62,948     $    --     $106,678

                                                    OPERATING EARNINGS
                                    ---------------------------------------------------
                                                         CORPORATE
                                    INSURANCE RETIREMENT  BENEFIT  CORPORATE                           TOTAL
YEAR ENDED DECEMBER 31, 2010        PRODUCTS   PRODUCTS   FUNDING   & OTHER     TOTAL   ADJUSTMENTS CONSOLIDATED
----------------------------------- --------- ---------- --------- ---------- --------- ----------- ------------
                                                                   (IN MILLIONS)
REVENUES
Premiums...........................   $16,615     $  608  $  1,295    $     1  $ 18,519     $    --     $ 18,519
Universal life and investment-type
 product policy fees...............     1,363        481       196         --     2,040          35        2,075
Net investment income..............     5,344      2,274     3,830        146    11,594         (1)       11,593
Other revenues.....................       444         78       239        964     1,725          --        1,725
Net investment gains (losses)......        --         --        --         --        --       (170)        (170)
Net derivative gains (losses)......        --         --        --         --        --       (266)        (266)
                                    --------- ---------- --------- ---------- --------- ----------- ------------
  Total revenues...................    23,766      3,441     5,560      1,111    33,878       (402)       33,476
                                    --------- ---------- --------- ---------- --------- ----------- ------------
EXPENSES
Policyholder benefits and claims
 and policyholder dividends........    18,299        963     2,875       (18)    22,119          31       22,150
Interest credited to policyholder
 account balances..................       507        712     1,251         --     2,470          53        2,523
Capitalization of DAC..............     (398)      (392)      (14)         --     (804)          --        (804)
Amortization of DAC and VOBA.......       546        266        15          1       828         122          950
Interest expense on debt...........         4          4         5        189       202          15          217
Other expenses.....................     2,968      1,320       425      1,181     5,894           2        5,896
                                    --------- ---------- --------- ---------- --------- ----------- ------------
  Total expenses...................    21,926      2,873     4,557      1,353    30,709         223       30,932
                                    --------- ---------- --------- ---------- --------- ----------- ------------
Provision for income tax expense
 (benefit).........................       645        200       350      (208)       987       (209)          778
                                    --------- ---------- --------- ---------- ---------             ------------
OPERATING EARNINGS.................   $ 1,195     $  368  $    653    $  (34)     2,182
                                    ========= ========== ========= ========== =========
Adjustments to:
  Total revenues...................                                               (402)
  Total expenses...................                                               (223)
  Provision for income tax
   (expense) benefit...............                                                 209
                                                                              ---------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME
 TAX...............................                                            $  1,766                 $  1,766
                                                                              =========             ============

                                                                              CORPORATE
                                                         INSURANCE RETIREMENT  BENEFIT   CORPORATE
AT DECEMBER 31, 2010                                     PRODUCTS   PRODUCTS   FUNDING    & OTHER      TOTAL
-----------------------------------                      --------- ---------- --------- ----------- ------------
                                                                              (IN MILLIONS)
TOTAL ASSETS.......................                       $123,915    $77,622  $143,541     $30,329     $375,407
SEPARATE ACCOUNT ASSETS............                       $  8,343    $34,540  $ 54,946     $    --     $ 97,829
SEPARATE ACCOUNT LIABILITIES.......                       $  8,343    $34,540  $ 54,946     $    --     $ 97,829

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                      OPERATING EARNINGS
-                                      -------------------------------------------------
                                                            CORPORATE
                                       INSURANCE RETIREMENT  BENEFIT  CORPORATE                         TOTAL
YEAR ENDED DECEMBER 31, 2009           PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL   ADJUSTMENTS CONSOLIDATED
-------------------------------------  --------- ---------- --------- --------- -------- ----------- ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums..............................   $16,651     $  553    $1,414    $   11 $ 18,629    $     --     $ 18,629
Universal life and investment-type
 product policy fees..................     1,486        416       145        --    2,047          20        2,067
Net investment income.................     4,968      2,006     3,466     (328)   10,112          63       10,175
Other revenues........................       511         73       230       925    1,739          --        1,739
Net investment gains (losses).........        --         --        --        --       --     (1,667)      (1,667)
Net derivative gains (losses).........        --         --        --        --       --     (4,428)      (4,428)
                                       --------- ---------- --------- --------- -------- ----------- ------------
  Total revenues......................    23,616      3,048     5,255       608   32,527     (6,012)       26,515
                                       --------- ---------- --------- --------- -------- ----------- ------------
EXPENSES
Policyholder benefits and claims and
 policyholder dividends...............    18,447        923     2,879         7   22,256          18       22,274
Interest credited to policyholder
 account balances.....................       513        754     1,366        --    2,633          36        2,669
Capitalization of DAC.................     (396)      (449)      (12)        --    (857)          --        (857)
Amortization of DAC and VOBA..........       410        248        12         2      672       (257)          415
Interest expense on debt..............         2         --         1       163      166          --          166
Other expenses........................     3,145      1,391       422     1,320    6,278           7        6,285
                                       --------- ---------- --------- --------- -------- ----------- ------------
  Total expenses......................    22,121      2,867     4,668     1,492   31,148       (196)       30,952
                                       --------- ---------- --------- --------- -------- ----------- ------------
Provision for income tax expense
 (benefit)............................       498         51       187     (489)      247     (2,143)      (1,896)
                                       --------- ---------- --------- --------- --------             ------------
OPERATING EARNINGS....................   $   997     $  130    $  400    $(395)    1,132
                                       ========= ========== ========= ========= ========
Adjustments to:
  Total revenues......................                                           (6,012)
  Total expenses......................                                               196
  Provision for income tax (expense)
   benefit............................                                             2,143
                                                                                --------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME TAX........                                          $(2,541)                 $(2,541)
                                                                                ========             ============

   Net investment income is based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

   Operating revenues derived from any customer did not exceed 10% of consolidated operating revenues for the years ended December 31, 2011, 2010 and 2009. Substantially all of the Company's revenues originated in the U.S.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

   The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

value less expected disposition costs. Income from discontinued real estate operations, net of income tax, was $65 million, $20 million and $19 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The carrying value of real estate related to discontinued operations was $1 million and $180 million at December 31, 2011 and 2010, respectively.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.8 billion, $2.7 billion and $3.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.6 billion, $1.2 billion and $1.1 billion for the years ended December 31, 2011, 2010 and 2009, respectively, and were reimbursed to the Company by these affiliates. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                           2011     2010    2009
  -                                                       ------   ------  ------
                                                             (IN MILLIONS)
  Compensation........................................... $1,823   $1,770  $2,255
  Pension, postretirement & postemployment benefit costs.   (10)       --      --
  Commissions............................................    905      801     638
  Volume-related costs...................................  (328)    (269)   (284)
  Professional services..................................  (122)     (18)      --
  Rent...................................................   (36)     (28)      --
  Other..................................................  (993)    (745)   (718)
                                                          ------   ------  ------
   Total other expenses.................................. $1,239   $1,511  $1,891
                                                          ======   ======  ======

   Revenues received from affiliates related to these agreements were recorded as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2011     2010    2009
     -                                                       ----     ----    ----
                                                             (IN MILLIONS)
     Universal life and investment-type product policy fees.  $94      $84     $55
     Other revenues.........................................  $46      $34     $22

   The Company had net payables to affiliates of $238 million and $243 million at December 31, 2011 and 2010, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
9. See Notes 3, 8 and 11 for additional related party transactions.

New England Variable Life Separate Account

                            PART C OTHER INFORMATION

ITEM 26. EXHIBITS

(a)          January 31, 1983 Resolution of the Board of Directors of NEVLICO 5

(b)          None

(c)  (i)     Distribution Agreement between NEVLICO and NELESCO 6

     (ii)    Form of Contract between NELICO and its General Agents 5

     (iii)   Form of Contract between NEVLICO and its Agents 6

     (iv)    Commission Schedule for Policies 12

     (v)     Commission Schedule for Executive Advantage 2000 Policies 14

     (vi)    Updated Commission Schedule for Executive Advantage 2000
             Policies 18

     (vii)   Form of contract among NES, NELICO and other broker dealers 3

     (viii)  Forms of Selling Agreement 23

     (ix)    Form of Retail Sales Agreement 27


     (x) Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010 32


(d)  (i)     Specimen of Policy 4

     (ii)    Additional Specimen of Policy 13

     (iii)   Riders and Endorsements 8

     (iv)    Additional Riders and Endorsements 5

     (v)     Additional Riders and Endorsements 7

     (vi)    Additional Riders and Endorsements 13

     (vii)   Additional Endorsements 18

     (viii)  Additional Rider and Endorsements 21

(e)  (i)     Specimen of Applications for Policy 4

     (ii)    Additional specimen of Application 9

     (iii)   Enterprise Application for Policies 23

     (iv)    Updated Enterprise Application for Policies 25

(f)  (i)     Amended and restated Articles of Organization of NELICO 2

     (ii)    Amendments to the Amended and restated Articles of Organization 10

     (iii)   Amended and restated By-Laws of NELICO 17

(g)          Reinsurance Agreements 22

(h)  (i)     Participation Agreement among Variable Insurance Products Fund,
             Fidelity Distributors Corporation and New England Variable Life
             Insurance Company 6

     (ii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company 1

     (iii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Variable Life Insurance Company 1

     (iv) Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company 15

     (v) Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Life

             Insurance Company 16

     (vi) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and New England Life Insurance Company 16

     (vii) Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., Met Investors Distribution Company and New England Life Insurance Company 20

     (viii) Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company 19

     (ix) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company (8/31/07) 30

     (x) First Amendment to the Participation Agreement with Met Investors Series Trust 31

     (xi) Amendment to Participation Agreement between American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Co. dated April 30, 2010. 34

     (xii) Summary Prospectus Agreement among Fidelity Distributions Corporation and New England Life Insurance Co. dated April 30, 2010. 34

     (xiii) Amendments to Participation Agreements with Met Investors Series Trust and Metropolitan Series Fund, Inc. effective April 30, 2010. 35

(i)          None

(j)          Net Worth Maintenance Agreement 27

(k)          Opinion and Consent of Marie C. Swift, Esq. 24

(l)          Actuarial Opinion (Filed herewith)

(m)          Calculation Exhibit (Filed herewith)

(n) Consent of Independent Registered Public Accounting Firm (Filed herewith)

(o)          None

(p)          None

(q)  (i)     Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) 28

     (ii)    Second Addendum to Consolidated Memorandum 11

     (iii)   Third Addendum to Consolidated Memorandum 14


(r)  (i)     Powers of Attorney 33

     (ii)    Power of Attorney for Anne Belden 34

----------
1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.

2 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

3 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

4 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed February 17, 1998.

5 Incorporated herein by reference to Post Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.

6 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.

7 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed April 24, 1998.

8 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

9 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed January 20, 1999.

10 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.

11 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.

12 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 26, 1999.

13 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed March 1, 2000.

14 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 28, 2000.

15 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.

16 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement File No. 333-89409, filed February 26, 2001.

17 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

18 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 26, 2001.

19 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.

20 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.

21 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed April 29, 2002.

22 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed April 28, 2003.

23 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 28, 2004.

24 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 29, 2004.

25 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 26, 2005.

26 Incorporated herein by reference to Post-Effective Amendment No. 10 to New England Variable Annuity Separate Account's Form N-4 Registration Statement, File No. 333-51676, filed October 20, 2005.

27 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 26, 2006.

28 Incorporated herein by reference to Post-Effective Amendment No. 13 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 19, 2007.

29 Incorporated herein by reference to Post-Effective Amendment No. 12 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 20, 2007.

30 Incorporated herein by reference to Post-Effective Amendment No. 14 to the Variable

     Account's Form N-6 Registration Statement, File No. 333-73676, filed April 22, 2008.

31 Incorporated herein by reference to Post-Effective Amendment No. 14 to the Variable Account's Registration Statement on Form N-6, File No. 333-46401, filed April 23, 2009.

32 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Variable Account's Registration Statement on Form N-6, File No. 333-103193, filed April 22, 2010.

33 Incorporated herein by reference to Post-Effective Amendment No. 15 to the Variable Account's Registration Statement on Form N-6, File No. 333-46401, filed April 23,2010.

34 Incorporated herein by reference to Post-Effective Amendment No. 16 to the Variable Account's Registration Statement on Form N-6, File
     No. 333-46401, filed April 22, 2011.

35. Incorporated herein by reference to Post-Effective Amendment No. 12 to the Variable Account's Registration Statement on Form N-6, File No. 333-103193, filed April 25, 2012.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Office   Positions and Offices with Depositor
----------------------------------   -------------------------------------
Michael K. Farrell (3)               Chairman of the Board, President,
                                     Chief Executive Officer and Director
Peter M. Carlson (2)                 Director, Executive Vice President
                                     Chief Accounting Officer
Todd B. Katz (7)                     Director
Gene L. Lunman (5)                   Director
Catherine M. Richmond (7)            Director
Robin Lenna (4)                      Executive Vice President
Steven J. Brash (2)                  Senior Vice President and Tax Director
William D. Cammarata (6)             Senior Vice President
Marlene B. Debel (2)                 Senior Vice President and Treasurer
Alan C. Leland, Jr. (1)              Senior Vice President
Jonathan L. Rosenthal (3)            Senior Vice President and
                                     Chief Hedging Officer
Anne M. Belden (8)                   Vice President, Finance

(1) The principal business address is 501 Boylston Street, Boston, MA 02116.
(2) The principal business address is 1095 Avenue of the Americas, New York, NY 10036.
(3) The principal business address is 10 Park Avenue, Morristown, NJ 07962.
(4) The principal business address is 200 Park Avenue, New York, NY 10166
(5) The principal business address is 1300 Hall Boulevard, Bloomfield, CT 06002.
(6) The principal business address is 18210 Crane Nest Drive, Tampa, FL 33647
(7) The principal business address is 501 Route 22, Bridgewater, NJ 08807
(8) The principal business address is 1 MetLife Plaza, 27-01 Queens Plaza North, Long Island, NY 11101

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Depositor is organized under the laws of Massachusetts. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2011

The  following  is  a list  of  subsidiaries  of MetLife,   Inc.  updated  as of
December 31, 2011.   Those  entities   which are  listed at  the left  margin
(labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank, National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and .01% general partnership is held by 1320 GP LLC

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile)- 91.15% is owned by MetLife, Inc., 8.84% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 68.6071% is held by MetLife Chile Inversiones Limitada, 31.3898% is held by Inversiones Interamericana S.A. and .0031% by International Technical & Advisory Services.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

F. Metropolitan Life Seguros de Vida S.A. (Uruguay) - 99.9994% is owned by MetLife, Inc. and 0.0006% is owned by Oscar Schmidt.

G.    MetLife Securities, Inc. (DE)

H.    Enterprise General Insurance Agency, Inc. (DE)

I.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

J.    MetLife Investors Insurance Company (MO)

K.    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

M.    Newbury Insurance Company, Limited (Bermuda)

N.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

O.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.999998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and .000002% by Natiloportem Holdings, Inc.

      9.    MetLife Insurance Limited (United Kingdom)

      10.   MetLife Limited (United Kingdom)

      11. MetLife Insurance S.A./NV (Belgium) - 99.99999% of MetLife Insurance S.A./NV is owned by MetLife International Holdings, Inc. and 0.00001% by Natiloportem Holdings, Inc.

      12.   MetLife Services Limited (United Kingdom)

      13.   MetLife Europe R Limited (Ireland)

      14. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      15. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      16. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


            a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      17.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)


      18.   MetLife NC Limited (Ireland)

      19.   MetLife Europe Services Limited (Ireland)

      20.   MetLife International Limited, LLC (DE)

      21. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      22.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1) MetLife Services (Singapore) PTE Limited (Singapore)

                              2)    The Direct Call Centre PTY Limited
                                    (Australia)

                              3)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan Global Management, LLC and 1.29459% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

      23. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

      24.   MetLife Asia Pacific Limited (Hong Kong)

P.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        a) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetCanada Investments Ltd. (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland - Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32.   MetLife Canada/MetVie Canada (Canada)

      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings, LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine, LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC

Q.    MetLife Capital Trust IV (DE)

R. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (Ireland)

               i) MetLife Pension Trustees Limited (United Kingdom)

            b) MetLife Assurance Limited (United Kingdom)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      18.   TLA Holdings II LLC (DE)

      19.   TLA Holdings III LLC (DE)

      20. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Ventures, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

S.    MetLife Reinsurance Company of South Carolina (SC)

T.    MetLife Investment Advisors Company, LLC (DE)

U.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

V.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)


           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


W.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

X.    MetLife Capital Trust X (DE)

Y.    Cova Life Management Company (DE)

Z.    MetLife Reinsurance Company of Charleston (SC)

AA.   MetLife Reinsurance Company of Vermont (VT)

AB.   Delaware American Life Insurance Company (DE)

      1.    GBN, LLC (DE)

AC.   American Life Insurance Company (ALICO) (US)

      1.    ALICO Nagasaki Operation Yugen Kaisha (Japan)

      2.    Communication One Kabushiki Kaisha (Japan)

      3.    Financial Learning Kabushiki Kaisha (Japan)

      4. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      5.    A.I.G. Limited (Nigeria)

      6.    ALICO Limited (Nigeria)

      7.    American Life Limited (Nigeria)

      8. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 66.47% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      9.    American Life Hayat Sigorta A.S. (Turkey)

            a) Deniz Emeklilik ve Hayat A.S. (Turkey) - 99.86% of Deniz Emeklilik ve Hayat A.S. is owned by American Life Hayat Sigorta A.S., .0000000004% by ALICO and the remaining interests are owned by third parties

      10.   ALICO (Bulgaria) Zhivotozastrahovatelno Druzestvo EAD (Bulgaria)

      11.   Amcico pojist'ovna a.s. (Czech Republic)

      12.   MetLife S.A. (France)

            a) Hestis S.A.S. (France) - 66.06% of Hestis S.A.S. is owned by ALICO and the remaining interests are owned by third parties.

            b)    MetLife Solutions S.A.S. (France)

      13. ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by ALICO and the remaining interests are owned by third parties.

      14. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt (Hungary)

            a)    First Hungarian-American Insurance Agency Limited (Hungary)

      15.   ALICO Life International Limited (Ireland)

      16.   ALICO Italia S.p.A. (Italy)

            a) Agenvita S.r.L. (Italy) - 95% of Agenvita S.r.L. is owned by ALICO Italia S.p.A., the remaining 5% is owned by ALICO.

      17. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland) - 95.74% of AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. is owned by ALICO and 4.26% by MetLife Worldwide Holdings, Inc.

            a)    Amplico Services Sp z.o.o. (Poland)

            b)    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c) AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      18. ALICO Asigurari Romania S.A. (Romania) - 99.99999726375% of ALICO Asigurari Romania S.A. is owned by American Life Insurance Company and the remaining .000001273625% is owned by International Technical and Advisory Services Limited.

            a) ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and .0252% is owned by AMPLICO Services Sp z.o.o.

            b)    ALICO Training and Consulting S.R.L. (Romania)

      19.   International Investment Holding Company Limited (Russia)

      20.   ALICO European Holdings Limited (Ireland)

            a)    ZAO Master D (Russia)

                  i) ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      21.   MetLife Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)
            - 99.96% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by American Life Insurance Company and the remaining .04% is owned by International Technical and Advisory Services Limited.

      22.   AMSLICO poist'ovna ALICO a.s. (Slovakia)

            a)    ALICO Services Central Europe s.r.o. (Slovakia)

            b)    ALICO Funds Central Europe sprav.spol., a.s. (Slovakia)

      23.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      24.   ALICO Management Services Limited (United Kingdom)

      25.   ZEUS Administration Services Limited (United Kingdom)

      26.   ALICO Trustees (UK) Ltd. (United Kingdom) - 50% of ALICO Trustees
            (UK) Ltd. is owned by ALICO and the remaining interests are owned by International Technical and Advisory Services Limited.

      27. PJSC ALICO Ukraine (Ukraine) - 99.9990% of PJSC ALICO Ukraine is owned by American Life Insurance Company, .0005% is owned by International Technical and Advisory Services Limited and the remaining .0005% is owned by Borderland Investment Limited.

      28.   Borderland Investments Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      29.   International Technical and Advisory Services Limited (USA-Delaware)

      30.   International Services Incorporated (USA-Delaware)

      31.   ALICO Operations Inc. (USA-Delaware)

            a)    ALICO Asset Management Corp. (Japan)

      32. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      33. ALICO Compania de Seguros, S.A. (Argentina) - 90% of ALICO Compania de Seguros, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      34. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.989811% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100030% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      35. Inversiones Interamericana S.A. (Chile) 99.9850% of Inversiones Interamericana S.A. is owned by ALICO and .0150% by International Technical & Advisory Services.

            a) ALICO Costa Rica S.A. (Costa Rica) - 99% of ALICO Costa Rica S.A. is owned by Inversiones Interamericana S.A. and 1% by La Interamericana Compania de Seguros de Vida S.A.

            b) Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by Inversiones Interamericana S.A. and the remaining interests by a third party.

                  i) Legagroup S.A. (Chile) - 99% is owned by Legal Chile and 1% is owned by a third party.

      36. ALICO Mexico Compania de Seguros, S.A. de C.V. (Mexico) - 99.999998% of ALICO Mexico Compania de Seguros de Vida, SA de CV is owned by American Life Insurance Company and .000002% is owned by International Technical and Advisory Services Limited.

      37.   ALICO Services, Inc. (Panama)

      38. American Life and General Insurance Company (Trinidad & Tobago) Ltd. (Trinidad and Tobago) - 80.92373% of American Life and General Insurance Company (Trinidad & Tobago) Ltd. is owned by ALICO and the remaining interests are owned by a third party.

            a) ALGICO Properties, Ltd. (Trinidad & Tobago) - 99.99994% of ALGICO Properties, Ltd. is owned by American Life and General Insurance Company (Trinidad & Tobago), .00003% is owned by American Life Insurance Company and the remaining .00003% is owned by third parties.

            b)    Eleven Dee, LTD. (Trinidad & Tobago)

      39.   MetLife Seguros de Vida, S.A. (Uruguay)

      40. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

      41.   Global Properties, Inc. (USA-Delaware)

      42.   Alpha Properties, Inc. (USA-Delaware)

      43.   Beta Properties, Inc. (USA-Delaware)

      44.   Delta Properties Japan, Inc. (USA-Delaware)

      45.   Epsilon Properties Japan, Inc. (USA)

      46.   Iris Properties, Inc. (USA-Delaware)

      47.   Kappa Properties Japan, Inc. (USA-Delaware)

      48.   MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

            a)    MetLife Global Holding Company II GmbH (Swiss II)
                  (Switzerland)

                  i)    MetLife EU Holding Company Limited (Ireland)

      49.   MetLife ALICO Preparatory Company KK (Japan)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU affiliated members.

ITEM 29. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability insurance coverage with limits of $400 million under which the Depositor and New England Securities Corporation, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

     (a) New England Securities Corporation also serves as principal underwriter for:

     New England Variable Annuity Fund I
     New England Variable Annuity Separate Account
     New England Life Retirement Investment Account

     (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:

     Name                       Positions and Offices with Principal Underwriter
John J. Brett (1)           Chairman of the Board, President and Director
Margaret C. Fechtmann (2)   Director
Craig W. Markham (3)        Director and Chief Operating Officer
William J. Toppeta (2)      Director
Marc A. Cohn (2)            Vice President and Chief Compliance Officer-
                            Investment Adviser
Donald R. Kaplan (4)        Vice President and Chief Compliance Officer- Broker
                            Dealer
John G. Martinez (5)        Vice President and Financial and Operations
                            Principal

(1) The principal business address is MetLife, 300 Davidson Avenue, Somerset, NJ 08873
(2) The principal business address is MetLife, 1095 Avenue of the Americas, New York, NY 10036
(3)  The principal business address is MetLife, 13045 Tesson Ferry Road,
     St. Louis, MO 63128
(4)  The principal business address is MetLife, 10 Park Avenue, Morristown,
     NJ 07962
(5) The principal business address is MetLife, 18210 Crane Nest Drive, Tampa, FL 33647


       (c)
       (1)                (2)                (3)              (4)           (5)
                                       Compensation on
                   Net Underwriting   Events Occasioning
Name of Principal    Discounts and    the Deduction of a   Brokerage       Other
   Underwriter        Commissions    Deferred Sales Load  Commissions  Compensation
New England
Securities            $20,411,003             --               --           --
Corporation

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          200 Park Avenue
          New York, NY  10166

     (c)  New England Securities Corporation
          501 Boylston Street
          Boston, Massachusetts 02117

ITEM 32. MANAGEMENT SERVICES

     Not applicable

ITEM 33. FEE REPRESENTATION

     New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed in the City of Boston, and the Commonwealth of Massachusetts, on the 25th day of April, 2012.


                                      New England Variable Life Separate Account
                                                     (Registrant)

                                      By: New England Life Insurance Company
                                                     (Depositor)


                                          By: /s/ Marie C. Swift
                                              ----------------------------------
                                              Marie C. Swift, Esq.
                                              Vice President and Counsel

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed in the City of Boston, and the Commonwealth of Massachusetts, on the 25th day of April, 2012.


                                          New England Life Insurance Company


                                          By: /s/ Marie C. Swift
                                              ----------------------------------
                                              Marie C. Swift, Esq.
                                              Vice President and Counsel


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on April 25, 2012.



                        * Chairman of the Board, President and -------------------------------------- Chief Executive Officer and Director
Michael K. Farrell

                        *               Director
--------------------------------------
Todd B. Katz

                        *               Director
--------------------------------------
Gene L. Lunman

                        * Director, Executive Vice President and -------------------------------------- Chief Accounting Officer
Peter M. Carlson

                        *               Director
--------------------------------------
Catherine M. Richmond

                        *               Vice President, Finance
--------------------------------------
Anne Belden



                                        By: /s/ John E. Connolly, Jr., Esq.
                                            ------------------------------------
                                            John E. Connolly, Jr., Esq.
                                            Attorney-in-fact


* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 16 filed April 22, 2011 and with Post-Effective Amendment No. 15, filed April 23, 2010 to the Variable Account's Registration Statement on
     Form N-6, File No. 333-46401.

                                  EXHIBIT INDEX



(l)      Actuarial Opinion

(m)      Calculation Exhibit

(n)      Consent of Independent Registered Public Accounting Firm